Filed pursuant to Rule 497(e)
Registration No. 333-164270
PROSPECTUS SUPPLEMENT
(To Prospectus dated March 4, 2010)

Resales of

2,092,022 Shares

Common Stock

Prospect Capital Corporation is a financial services company that lends to and invests in middle market, privately-held companies. We are organized as an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. Prospect Capital Management LLC manages our investments, and Prospect Administration LLC provides the administrative services necessary for us to operate.

On September 24, 2009, we issued 2,807,111 shares at $9.00 per share in a private stock offering. Concurrent with the sale of these shares, we entered into a registration rights agreement (“Registration Rights Agreement”) in which we granted the purchasers certain registration rights with respect to these shares. Pursuant to the Registration Rights Agreement, certain selling stockholders (the “selling stockholders”) may offer the shares of our common stock purchased in such private transaction from time to time. The sale by selling stockholders of these shares may depress the current market price of our shares. See “Selling Stockholders” and “Plan of Distribution” in this prospectus supplement.

This prospectus supplement relates to the offer and sale from time to time by the selling stockholders identified in this prospectus supplement of up to 2,092,022 shares of our common stock. The selling stockholders will receive all of the proceeds from any sales of common stock offered pursuant to this prospectus supplement. The selling stockholders may sell the common stock at various times and in various types of transactions, including, but not limited to, sales in the open market, sales in negotiated transactions and sales by a combination of these methods. See “Plan of Distribution” in this prospectus supplement.

At our annual meeting of stockholders held on December 11, 2009, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the twelve month period following such approval. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share. See “Risk Factors” beginning on page S-6 and “Sales of Common Stock Below Net Asset Value” beginning on page S-13 of this prospectus supplement and on page 87 of the accompanying prospectus.

Our common stock is traded on the NASDAQ Global Select Market under the symbol “PSEC.” The last reported closing sales price for our common stock on March 5, 2010 was $12.10 per share and our most recently determined net asset value per share was $10.06 as of December 31, 2009 ($10.07 on an as adjusted basis solely to give effect to our issuances of common stock on January 25, 2010 in connection with our dividend reinvestment plan).

This prospectus supplement and the accompanying prospectus contain important information you should know before investing in our securities. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. This information is available free of charge by contacting us at 10 East 40th Street, 44th Floor, New York, NY 10016 or by telephone at (212) 448-0702. The SEC maintains a website at www.sec.gov where such information is available without charge upon written or oral request. Our Internet website address is www.prospectstreet.com. Information contained on our website is not incorporated by reference into this prospectus supplement or the accompanying prospectus and you should not consider information contained on our website to be part of this prospectus.

Investing in our common stock involves risks.  See “Risk Factors” beginning on page S-6 of this prospectus supplement and on page 9 of the accompanying prospectus.

The SEC has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus Supplement dated March 8, 2010

You should rely only on the information contained in this prospectus supplement and the accompanying prospectus. We have not authorized any other person to provide you with information that is different from that contained in this prospectus supplement or the accompanying prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We and the selling stockholders are not making an offer of these securities in any jurisdiction where the offer is not permitted. You should assume that the information appearing in this prospectus supplement and the accompanying prospectus is accurate only as of their respective dates. Our business, financial condition and results of operations may have changed since those dates. This prospectus supplement supersedes the accompanying prospectus to the extent it contains information that is different from or in addition to the information in that prospectus.

PROSPECTUS SUPPLEMENT

PROSPECTUS

i

PROSPECTUS SUMMARY

This summary highlights some information from this prospectus supplement and the accompanying prospectus, and it may not contain all of the information that is important to you. To understand the terms of the common stock offered hereby, you should read this prospectus supplement and the accompanying prospectus carefully. Together, these documents describe the specific terms of the shares we and the selling stockholders are offering. You should carefully read the sections titled “Risk Factors” in this prospectus supplement and in the accompanying prospectus and the documents identified in the section “Available Information.”

The terms “we,” “us,” “our” and “Company,” refer to Prospect Capital Corporation; “Prospect Capital Management” and “Investment Advisor” refer to Prospect Capital Management LLC; and “Prospect Administration” and the “Administrator” refer to Prospect Administration LLC.

The Company

Prospect Capital Corporation is a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

Typically, we concentrate on making investments in companies with annual revenues of less than $500 million and enterprise values of less than $250 million. Our typical investment involves a secured loan of less than $50 million with some form of equity participation. From time to time, we acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”

We seek to maximize total returns to our investors, including both current yield and equity upside, by applying rigorous credit analysis and asset-based and cash-flow based lending techniques to make and monitor our investments. A majority of our investments to date have been in energy-related industries. We have made no investments to date in the real estate or mortgage industries, and we do not intend currently to focus on such investments.

We are currently pursuing multiple investment opportunities, including purchases of portfolios from private and public companies, as well as originations and secondary purchases of particular securities. There can be no assurance that we will successfully consummate any investment opportunity we are currently pursuing. Motivated sellers, including commercial finance companies, hedge funds, other business development companies, total return swap counterparties, banks, collateralized loan obligation funds, and other entities, are suffering from excess leverage, and we believe we are well positioned to capitalize as potential buyers of such assets at attractive prices. If any of these opportunities are consummated, there can be no assurance that investors will share our view of valuation or that any assets acquired will not be subject to future write downs, each of which could have an adverse effect on our stock price.

As of December 31, 2009, we held investments in 55 portfolio companies. The aggregate fair value as of December 31, 2009 of investments in these portfolio companies held on that date is approximately $648 million. Our portfolio across all our long-term debt and certain equity investments had an annualized current yield of 15.6% as of December 31, 2009. The yield includes interest as well as dividends.

Recent Developments

On January 6, 2010, we announced a $15 million increase in total commitments on our revolving credit facility, increasing the facility size from $195 million to $210 million.

On March 5, 2010 we announced that we had determined to terminate our solicitation in opposition to the proposed merger of Allied Capital Corporation with Ares Capital Corporation.

Annual Meeting of Stockholders

At our 2009 annual meeting of stockholders held on December 11, 2009, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the twelve month period following such approval.

The Offering

Common stock offered by the selling stockholders	Up to 2,092,022 shares.

Use of proceeds	We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

The NASDAQ Global Select Market symbol	PSEC

Risk factors	See “Risk Factors” in this prospectus supplement and the accompanying prospectus and other information in this prospectus supplement and the accompanying prospectus for a discussion of factors you should carefully consider before you decide whether to make an investment in shares of our common stock.

Current distribution rate	For our second fiscal quarter of 2010, our Board of Directors declared a quarterly dividend of $0.40875 per share, representing an annualized dividend yield of approximately 13.51% based on our March 5, 2010 closing stock price of $12.10 per share. Such dividend was payable out of earnings. Our dividend is subject to change or discontinuance at any time in the discretion of our Board of Directors. Our future earnings and operating cash flow may not be sufficient to support a dividend.

Fees and Expenses

The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. In these tables, we assume that we have borrowed $195 million under our recently completed extended credit facility, which is the maximum amount currently available under the credit facility at December 31, 2009. Except where the context suggests otherwise, whenever this prospectus supplement contains a reference to fees or expenses paid by “you,” “us” or “Prospect Capital,” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	None
Offering expenses borne by us (as a percentage of offering price)(1)	None
Dividend reinvestment plan expenses(2)	None
Total stockholder transaction expenses (as a percentage of offering price)	None
Annual expenses (as a percentage of net assets attributable to common stock)(3):
Management Fees(4)	2.74%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(5)	2.29%
Interest payments on borrowed funds	1.84%(6)
Acquired Fund Fees and Expenses	0.02%(7)
Other expenses	1.99%(8)
Total annual expenses	8.89%(5)(8)

Example

The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above and that we pay the transaction costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$65.96	$194.73	$319.42	$614.16

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management would be zero at the 5% annual return assumption required by the SEC for this table, since no incentive fee is paid until the annual return exceeds 7%. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV per share, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” in the accompanying prospectus for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)	The offering expenses of this offering were reported as a cost of the original issuance of the shares by the Company. The portion thereof attributable to registration of shares being sold by the selling stockholders will or has been paid by the Company on behalf of the stockholders as a whole and not by the selling stockholders.
(2)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(3)	Net assets attributable to our common stock equal net assets (i.e., total assets less liabilities other than liabilities for money borrowed for investment purposes) at December 31, 2009. See “Capitalization” in this prospectus supplement.
(4)	Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Assuming that we have borrowed $195 million (the size of our credit facility), the 2% management fee of gross assets equals 2.74% of net assets. See “Management — Management Services — Investment Advisory Agreement” in the accompanying prospectus and footnote 5 below.
(5)	Based on an annualized level of incentive fee paid during our quarter ended December 31, 2009, all of which consisted of an income incentive fee. For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Management Services — Investment Advisory Agreement” in the accompanying prospectus.
(6)	We may borrow additional money before and after the proceeds of this offering are substantially invested. After this offering, we will have an increased amount available for us under our $195 million extended credit facility and we will continue to seek additional lenders to upsize the facility to up to $250 million. For more information, see “Risk Factors — Risks Relating To Our Business — Changes in interest rates may affect our cost of capital and net investment income” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Results of Operations — Operating Expenses — Financial Condition, Liquidity and Capital Resources” in the accompanying prospectus. The table above assumes that we have borrowed $195 million under our credit facility, which is the maximum amount currently available under the credit facility. If we do not borrow amounts following this offering, our base management fee, as a percentage of net assets attributable to common stock, will decrease from the percentage shown in the table above, as borrowings will not represent a portion of our overall assets.
(7)	The Company’s stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of December 31, 2009. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies’ prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company’s average net assets used in calculating this percentage was based on average monthly net assets of approximately $637 million for the six months ended December 31, 2009.
(8)	“Other expense” is based on our annualized expenses during our quarter ended December 31, 2009, as adjusted for the increased costs anticipated in connection with the extended credit facility. See “Management — Management Services — Administration Agreement” in the accompanying prospectus.

RISK FACTORS

Investing in our common stock involves a high degree of risk. You should carefully consider the risks described below and in the accompanying prospectus, together with all of the other information included in this prospectus supplement and in the accompanying prospectus, before you decide whether to make an investment in our common stock. The risks set forth below and in the accompanying prospectus are not the only risks we face. If any of the adverse events or conditions described below or in the accompanying prospectus occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV and the trading price of our common stock could decline, we could reduce or eliminate our dividend and you could lose all or part of your investment.

Recent developments may increase the risks associated with our business and an investment in us.

The U.S. financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy has been in a recession, the aftermath of which may be severe and prolonged. Similar conditions have occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. These conditions have raised the level of many of the risks described in the accompanying prospectus and could have an adverse effect on our portfolio companies as well as on our business, financial condition, results of operations, dividend payments, credit facility, access to capital, valuation of our assets, including our NAV and our stock price.

If we sell common stock at a discount to our NAV per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

We have obtained approval from our stockholders for us to be able to sell an unlimited number of shares of our common stock at any level of discount from NAV per share in certain circumstances during the one-year period ending on December 11, 2010 as described in the accompanying prospectus. The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in NAV per share (as well as in the aggregate NAV of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. In addition, such sales may adversely affect the price at which our common stock trades. For additional information about recent sales below NAV per share, see “Recent Sales of Common Stock Below Net Asset Value” in this prospectus supplement and for additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” in this prospectus supplement and in the accompanying prospectus.

USE OF PROCEEDS

We will not receive any proceeds from the sale of shares of our common stock by the selling stockholders.

SELLING STOCKHOLDERS

On September 24, 2009 we issued 2,807,111 shares at $9.00 per share in a private stock offering. After giving effect to this offering, the number of shares issued in the September 24, 2009 offering represented 5.13% of the total number of shares outstanding at such time. Concurrent with the sale of these shares, we entered into a registration rights agreement (“Registration Rights Agreement”) in which we granted the purchasers certain registration rights with respect to these shares. The prospectus and this prospectus supplement are part of a registration statement that we filed with the SEC utilizing a shelf or delayed offering process. Under this offering process, and pursuant to the terms of the Registration Rights Agreement, such purchasers may from time to time resell these shares in one or more offerings. However, as to any selling stockholder who is not an affiliate of the Company, any registration rights granted pursuant to the Registration Rights Agreement will expire six months after the date the selling stockholder purchased such shares. Accordingly, after March 21, 2010 any selling stockholder who is not an affiliate of the Company will not be entitled to sell shares pursuant to the registration statement and instead will be able to sell shares pursuant to Rule 144 under the Securities Act of 1933, which provides a safe harbor to enable affiliates and holders of unregistered shares of a public company to sell such shares publicly subject to specified conditions and limitations. As applied to the Company, Rule 144 permits nonaffiliates to sell an unlimited number of shares held by them for at least six months.

The term “selling stockholder” refers to purchasers in the private stock offerings referred to above who wish to be able to sell shares under this prospectus supplement and includes donees, pledges, transferees, or other successors-in-interest selling securities received from the named selling stockholder as a gift, pledge, stockholder distribution or other non-sale related transfer after the date of the prospectus. Under the rules of the SEC, beneficial ownership includes shares over which the indicated beneficial owner exercises voting or investment power. The inclusion of any securities in the following table does not constitute an admission of beneficial ownership by the persons named below.

The following table provides certain information with respect to the selling stockholders, including their ownership of our common stock as of February 26, 2010. The amounts set forth below are based upon information provided to us by representatives of such selling stockholders as of February 26, 2010 and are accurate to the best of our knowledge as of such date.

	Common Stock		Common Stock
	Beneficially Owned	Shares That May	Beneficially Owned
Name	Before the Offering	Be Offered Hereby	After the Offering*†
			Number	Percent

Jonathan M. Glaser and Nancy Ellen Glaser, TTEES of the Jonathan and Nancy Glaser Family Trust, DTD 12-16-98(1)	111,111	111,111	—	—
Kingsbrook Opportunities Master Fund LP(2)	40,000	40,000	—	—
Daybreak Special Situations Master Fund, Ltd.(3)	30,000	30,000	—	—
Cranshire Capital, L.P.(4)	9,911	9,911	—	—
Midsummer Investment, Ltd.(5)	100,000	100,000	—	—
Visium Equity Global Master Fund, Ltd.(6)	250,000	250,000	—	—
RL Capital Partners(7)(8)	11,000	11,000	—	—
Highbridge International LLC(7)(9)	500,000	500,000	—	—
Hudson Bay Fund LP(10)	72,000	72,000	—	—
Hudson Bay Overseas Fund Ltd.(10)	128,000	128,000	—	—
Sutter Health Master Retirement Trust(11)	143,000	143,000	—	—
Sutter Health(11)	237,000	237,000	—	—
Capital Ventures International(7)(12)	150,000	150,000	—	—
Iroquois Master Fund Ltd.(13)	50,000	50,000	—	—
Sunsuper Barwon Private Equity Opp(14)	260,000	260,000	—	—

*	We do not know when or in what amounts a selling stockholder may offer shares for sale. The selling stockholders may choose not to sell any or all of the shares offered by this prospectus supplement. Because the selling stockholders may offer all or some of the shares pursuant to this offering, and because there are currently no agreements, arrangements or understanding with respect to the sale of any of the shares, we cannot estimate the number of the shares that will be held by the selling stockholders after completion of the offering. However, for purposes of this table, we have assumed that, after completion of the offering, none of the shares covered by this prospectus supplement will be held by the selling stockholders.
†	As of March 1, 2010, the Company had 63,586,731 shares of common stock outstanding.
(1)	Jonathan M. Glaser, Trustee of the selling stockholder, has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares.
(2)	Kingsbrook Partners LP (“Kingsbrook Partners”), as investment advisor of the selling stockholder, has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares. Kingsbrook Opportunities GP LLC (“Opportunities GP”) is the general partner of selling stockholder any may be considered the beneficial owner of any securities deemed to be beneficially owned by the selling stockholder. KB GP LLC (“GP LLC”) is the general partner of Kingsbrook Partners and may be considered the beneficial owner of any securities deemed to be beneficially owned by Kingsbrook Partners. Ari J. Storch, Adam J. Chill and Scott M. Wallace are the sole managing members of Opportunities GP and GP LLC and as a result may be considered beneficial owners of any securities deemed beneficially owned by Opportunities GP and GP LLC. Each of Kingsbrook Partners, Opportunities GP, GP LLC, and Messrs. Storch, Chill and Wallace disclaim beneficial ownership of such shares.
(3)	Daybreak Capital Management LLC, as investment advisor of the selling stockholder, has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares. Mr. Lawrence J. Butz and Mr. John Prinz are the managers of Daybreak Capital Management LLC. Each of Daybreak Capital Management LLC and Messrs. Butz and Prinz may by deemed to have beneficial ownership of the shares of common stock beneficially held by the selling stockholder. Daybreak Capital Management LLC and Messrs. Butz and Prinz each disclaims beneficial ownership of such shares.
(4)	Downsview Capital, Inc. (“’Downsview”) is the general partner of Cranshire Capital, L.P. (“Cranshire”) and consequently has voting control and investment discretion over securities held by Cranshire. Mitchell P. Kopin (“Mr. Kopin”), President of Downsview, has voting control over Downsview. As a result of the foregoing, each of Mr. Kopin and Downsview may be deemed to have beneficial ownership (as determined under Section 13(d) of the Securities Exchange Act of 1934, as amended) of the shares of common stock beneficially owned by Cranshire.
(5)	Michel A. Amsalem and Joshua Thomas have investment power of over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares.
(6)	Visium Asset Management, LP, as investment advisor of the selling stockholder, has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares. JG Asset, LLC is the general partner of the Visium Asset Management, LP and Jacob Gottlieb is the managing member of JG Asset, LLC. Each of Visium Asset Management, LP, JG Asset, LLC and Mr. Gottlieb may be deemed to have beneficial ownership of the shares of common stock beneficially held by the selling stockholder.
(7)	The selling stockholder has identified itself to us as an affiliate of a broker-dealer(s) and that it did not receive the shares of common stock outside of the ordinary course of business nor, at the time of issuance or purchase of the common stock, did it have any view to or arrangements or understandings, directly or indirectly, with any person to distribute the shares of common stock.
(8)	RL Capital Management LLC has investment parent over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition of such shares. Messrs. Ronald Lazar and Anthony Polak are the managing members of RL Capital Management LLC.
(9)	Highbridge Capital Management, LLC, as trading manager of the selling stockholder, has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares. Glen Dubin is the Chief Executive Officer of Highbridge Capital Management, LLC. Each of Highbridge Capital Management, LLC and Mr. Dubin disclaims any beneficial ownership of such shares.
(10)	Sander Gerber has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares. Mr. Gerber disclaims any beneficial ownership of the securities held by the selling stockholder.
(11)	DePrince, Race & Zollo, Inc., as investment advisor of the selling stockholders, has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares.
(12)	Heights Capital Management, Inc., as authorized agent of the selling stockholder, has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares and may be deemed to be the beneficial owner of these shares. Martin Kobinger, as investment manager of Heights Capital Management, Inc., may be deemed to have beneficial ownership of the shares of common stock beneficially held by the selling stockholder and disclaims any beneficial ownership of such shares.
(13)	Jonathan Silverman has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares. Mr. Silverman disclaims beneficial ownership of such shares.
(14)	Barwon Investment Partners has investment power over the shares held by the selling stockholder, including the power to dispose, or to direct the disposition, of such shares.

CAPITALIZATION

The following table sets forth our capitalization as of December 31, 2009:

•	on an actual basis; and

•	on an as adjusted basis giving effect to our distribution of shares in connection with our dividend reinvestment plan on January 25, 2010 and additional borrowings and the sale of shares in connection with this offering (for which there is no effect on capitalization as they are reflected in the previous column);

This table should be read in conjunction with “Use of Proceeds” and our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus supplement and the accompanying prospectus.

	As of December 31, 2009
		As Adjusted for
		Stock Issuances
		and Additional
		Borrowing After
	Actual	December 31, 2009
	(In thousands, except
	shares and per share data)
	(Unaudited)

Long-term debt, including current maturities:
Borrowings under senior credit facility(1)	$10,000	$25,000
Amount owed to affiliates	7,412	7,412

Total long-term debt	17,412	32,412

Stockholders’ equity:
Common stock, par value $0.001 per share (100,000,000 common shares authorized; 63,349,746 shares outstanding actual, 63,586,731(2) shares outstanding as adjusted for stock issuances in connection with our dividend reinvestment plan completed after December 31, 2009)	63	64
Paid-in capital in excess of par value	741,520	744,415
Undistributed (distributions in excess of) net investment income	(14,326)	(14,326)
Accumulated realized losses on investments	(104,279)	(104,279)
Net unrealized depreciation on investments	14,499	14,499

Total stockholders’ equity	637,477	640,373

Total capitalization	$654,889	$672,785

(1)	As of December 31, 2009, we had $10 million of borrowings outstanding under our credit facility. As of March 5, 2010, we had $25.0 million of borrowings under our credit facility, representing a $15.0 million increase in borrowing subsequent to December 31, 2009.

(2)	Includes 236,985 shares of our common stock issued on January 25, 2010 in connection with our dividend reinvestment plan.

RECENT SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2008 annual meeting of stockholders held on February 12, 2009 and our 2009 annual meeting of stockholders held on December 11, 2009, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount to NAV per share during the twelve-month period following such approval. Accordingly, we may make additional offerings of our common stock without any limitation on the total amount of dilution to stockholders. See “Sales of Common Stock Below Net Asset Value” in this supplement and in the base prospectus. Pursuant to this authority, we have made the following offerings:

Date of	Price Per Share	Shares	Estimated Net Asset	Percentage
Offering	to Investors	Issued	Value Per Share	Dilution

March 18, 2009	$8.20	1,500,000	$14.43	2.20%
April 27, 2009	$7.75	3,680,000	$14.15	5.05%
May 26, 2009	$8.25	7,762,500	$13.44	7.59%
July 7, 2009	$9.00	5,175,000	$12.40	3.37%
August 20, 2009	$8.50	3,449,686	$11.57	1.78%
September 24, 2009	$9.00	2,807,111	$11.36	1.20%

DISTRIBUTIONS AND PRICE RANGE OF COMMON STOCK

We have paid and intend to continue to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the quarterly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.

In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we are required to distribute with respect to each calendar year by January 31 of the following year an amount at least equal to the sum of

•	98% of our ordinary income for the calendar year,

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. We paid $533,000 for the excise tax with the filing of our tax return in March 2009.

In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan” in the accompanying prospectus. The tax consequences of distributions to stockholders are described in the accompanying prospectus under the label “Material U.S. Federal Income Tax Considerations” in the accompanying prospectus. To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. During the fiscal year ended June 30, 2009, we paid total dividends of approximately $56.1 million. For the first and second quarters of the fiscal year ending June 30, 2010, we paid total distributions of approximately $22.3 million and $25.9 million, respectively.

Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

Our common stock is quoted on the NASDAQ Global Select Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our NAV per share of common stock and the high and low closing prices per share of our common stock as reported on the NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV. There can be no assurance, however, that such premium or discount, as applicable, to NAV will be maintained. Common stock of business development companies, like that of closed-end investment companies, frequently trades at a discount to current NAV. In the past, our common stock has traded at a discount to our NAV. The risk that our common stock may continue to trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline.

					Premium	Premium
			Stock Price		(Discount) of	(Discount) of	Dividend
	NAV(1)		High(2)	Low(2)	High to NAV	Low to NAV	Declared

Twelve Months Ending June 30, 2005
First quarter	$13.67		$15.45	$14.42	13.0%	5.5%	—
Second quarter	13.74		15.15	11.63	10.3%	(15.4)%	$0.100
Third quarter	13.74		13.72	10.61	(0.1)%	(22.8)%	0.125
Fourth quarter	14.59		13.47	12.27	(7.7)%	(15.9)%	0.150
Twelve Months Ending June 30, 2006
First quarter	$14.60		$13.60	$11.06	(6.8)%	(24.2)%	$0.200
Second quarter	14.69		15.46	12.84	5.2%	(12.6)%	0.280
Third quarter	14.81		16.64	15.00	12.4%	1.3%	0.300
Fourth quarter	15.31		17.07	15.83	11.5%	3.4%	0.340
Twelve Months Ending June 30, 2007
First quarter	$14.86		$16.77	$15.30	12.9%	3.0%	$0.380
Second quarter	15.24		18.79	15.60	23.3%	2.4%	0.385
Third quarter	15.18		17.68	16.40	16.5%	8.0%	0.3875
Fourth quarter	15.04		18.68	16.91	24.2%	12.4%	0.390
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.16	23.9%	(6.1)%	$0.3925
Second quarter	14.58		17.17	11.22	17.8%	(23.0)%	0.395
Third quarter	14.15		16.00	13.55	13.1%	(4.2)%	0.400
Fourth quarter	14.55		16.12	13.18	10.8%	(9.4)%	0.40125
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.4025
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.40375
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405
Fourth quarter	12.40		10.48	7.95	(15.5)%	(35.9)%	0.40625
Twelve Months Ending June 30, 2010
First quarter	$11.11		$10.99	$8.82	(1.1)%	(20.6)%	$0.4075
Second quarter	10.06		12.31	9.93	22.4	(1.3)	0.40875
Third quarter (to 3/5/10)	(3	)(4)	13.20	10.45	(4)	(4)	(5)

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)	Our most recently determined NAV per share was $10.06 as of December 31, 2009 ($10.07 on an as adjusted basis solely to give effect to our issuance of common stock on January 25, 2010 in connection with our dividend reinvestment plan). NAV as of March 31, 2010 may be higher or lower than $10.07 based on potential changes in valuations as of March 31, 2010.

(4)	NAV has not yet been finally determined for any day after December 31, 2009.

(5)	The dividend for the third quarter of 2010 will be declared in March 2010.

On March 5, 2010, the last reported sales price of our common stock was $12.10 per share.

As of March 5, 2010, we had approximately 58 stockholders of record.

The below table sets forth each class of our outstanding securities as of March 5, 2010.

		(3)	(4)
	(2)	Amount Held by	Amount Outstanding
(1)	Amount	Registrant or for	Exclusive of Amount
Title of Class	Authorized	its Account	Shown Under(3)

Common Stock	100,000,000	0	63,586,731

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2008 annual meeting of stockholders held on February 12, 2009 and our 2009 annual meeting of stockholders held on December 11, 2009, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value (NAV) per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Our Board of Directors would also consider the fact that sales of common stock at a discount will benefit our Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.

We will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $10.06 and we have 64 million shares outstanding, sale of 16 million shares at net proceeds to us of $5.03 per share (a 50% discount) would produce dilution of 10.00%. If we subsequently determined that our NAV per share increased to $11.00 on the then 80 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 8.885 million shares at net proceeds to us of $5.50 per share, which would produce dilution of 5.00%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares in the offering;

•	existing shareholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become shareholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 64,000,000 common shares outstanding, $700,000,000 in total assets and $56,160,000 in total liabilities. The current NAV and NAV per share are thus $643,840,000 and $10.06. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 3,200,000 shares (5% of the outstanding shares) at $9.56 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 6,400,000 shares (10% of the outstanding shares) at $9.05 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 12,800,000 shares (20% of the outstanding shares) at $8.05 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV, as applicable.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
	Prior to	at 5% Discount		at 10% Discount		at 20% Discount
	Sale Below	Following	%	Following	%	Following	%
	NAV	Sale	Change	Sale	Change	Sale	Change

Offering Price
Price per Share to Public		$10.06	—	$9.53	—	$8.47	—
Net Proceeds per Share to Issuer		$9.56	—	$9.05	—	$8.05	—
Decrease to NAV
Total Shares Outstanding	64,000,000	67,200,000	5.00%	70,400,000	10.00%	76,800,000	20.00%
NAV per Share	$10.06	$10.04	(0.24)%	$9.97	(0.91)%	$9.72	(3.33)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	64,000	64,000	0.00%	64,000	0.00%	64,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total NAV Held by Stockholder A	$643,840	$642,307	(0.24)%	$637,987	(0.91)%	$622,379	(3.33)%
Total Investment by Stockholder A (Assumed to be $10.06 per Share)	$643,840	$643,840		$643,840		$643,840
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(1,553)		$(5,853)		$(21,461)
NAV per Share Held by Stockholder A		$10.04		$9.97		$9.72
Investment per Share Held by Stockholder A (Assumed to be $10.06 per Share on Shares Held Prior to Sale)	$10.06	$10.06		$10.06		$10.06
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.34)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 6,400 shares, which is 0.05% of an offering of 12,800,000 shares) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 19,200 shares, which is 0.15% of an offering of 12,800,000 shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share, as applicable. It is not possible to predict the level of market price decline that may occur.

		50%		150%
	Prior to	Participation		Participation
	Sale Below	Following	%	Following	%
	NAV	Sale	Change	Sale	Change

Offering Price
Price per Share to Public		$8.47		$8.47
Net Proceeds per Share to Issuer		$8.05		$8.05
Decrease/Increase to NAV
Total Shares Outstanding	64,000,000	76,800,000	20.00%	76,800,000	20.00%
NAV per Share	$10.06	$9.72	(3.33)%	$9.72	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	64,000	70,400	10.00%	83,200	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total NAV Held by Stockholder A	$643,840	$684,617	6.33%	$809,092	25.67%
Total Investment by Stockholder A (Assumed to be $10.06 per Share on Shares held Prior to Sale)		$698,058		$806,494
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(13,441)		$2,598
NAV per Share Held by Stockholder A		$9.72		$9.72
Investment per Share Held by Stockholder A (Assumed to Be $10.06 on Shares Held Prior to Sale)	$10.06	$9.91	(1.44)%	$9.69	(3.64)%
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.19)		$0.03
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(1.93)%		0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share, as applicable. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
	Prior to	at 5% Discount		at 10% Discount		at 20% Discount
	Sale Below	Following	%	Following	%	Following	%
	NAV	Sale	Change	Sale	Change	Sale	Change

Offering Price
Price per Share to Public		$10.06		$9.53		$8.47
Net Proceeds per Share to Issuer		$9.56		$9.05		$8.05
Decrease/Increase to NAV
Total Shares Outstanding	64,000,000	67,200,000	5.00%	70,400,000	10.00%	76,800,000	20.00%
NAV per Share	$10.06	$10.04	(0.24)%	$9.97	(0.91)%	$9.72	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	3,200		6,400		12,800
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total NAV Held by Investor A	$0	$32,115		$63,799		$124,476
Total Investment by Investor A (At Price to Public)		$32,192		$60,995		$108,436
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)		$(77)		$2,804		$16,040
NAV per Share Held by Investor A		$10.04		$9.97		$9.72
Investment per Share Held by Investor A	$0	$10.06		$9.53		$8.47
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)		$(0.02)		$0.44		$1.25
Percentage Dilution/Accretion to Investor A (Dilution/Accretion per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%

PLAN OF DISTRIBUTION

We previously issued shares representing 2,807,111 shares of our common stock to the selling stockholders in connection with a private stock offering. This prospectus supplement relates to the offer and sale of up to 2,092,022 of such shares of our common stock, as certain of the selling stockholders previously sold shares under a separate prospectus supplement. The registration of the common stock does not necessarily mean that any or all of the shares will be offered or sold by the selling stockholders under this prospectus supplement.

We will bear all of the expenses that we incur in connection with the offering of our shares of common stock under this prospectus supplement. Total expenses payable by us in connection with the offering were reported as a cost of the original issuance of the shares by us; provided, however, that a selling stockholder will pay all underwriting discounts and selling commissions, if any. We will indemnify the selling stockholders against liabilities, including some liabilities under the Securities Act of 1933, in accordance with the Registration Rights Agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act of 1933, that may arise from any written information furnished to us by the selling stockholder specifically for use in this prospectus, in accordance with the related Registration Rights Agreement, or we may be entitled to contribution.

Pursuant to the terms of the Registration Rights Agreement entered into by the Company, the selling stockholders may resell shares of our common stock under this prospectus supplement. The selling stockholders may sell common stock from time to time in one or more of the following types of transactions (including block transactions): (i) on any national exchange on which the shares may be listed or any automatic quotation system through which the shares may be quoted, (ii) in the over-the-counter market, (iii) in privately negotiated transactions, (iv) through put and call transactions, (v) through short sales, (vi) by pledge to secure debts and other obligations, (vii) to cover hedging transactions, (viii) through the issuance of derivative securities, including warrants, exchangeable securities, (ix) forward delivery contracts and the writing of options, underwritten offerings, (x) a combination of such methods of sale, and (xi) any other legally available means. The sales may be made at prevailing market prices at the time of sale or at privately negotiated prices. The selling stockholders may use brokers, dealers or agents to sell their respective shares. The persons acting as agents may receive compensation in the form of commissions, discounts or concessions. This compensation may be paid by the selling stockholders or the purchasers of the shares for whom the selling stockholders may act as agent, or to whom the selling stockholders may sell as a principal, or both.

The selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions. In connection with these transactions, broker-dealers or other financial institutions may engage in short sales of the shares in the course of hedging positions they assume with the selling stockholders. The selling stockholders may also enter into options or other transactions with broker-dealers or other financial institutions which require the delivery to these broker-dealers or other financial institutions of shares, which such broker-dealer or other financial institution may resell under this prospectus supplement (as amended or supplemented to reflect such transaction). The selling stockholders may also engage in short sales of shares and, in those instances, the prospectus supplement may be delivered in connection with the short sales and the shares offered pursuant to the prospectus supplement may be used to cover the short sales. The selling stockholders and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act of 1933, and any commission paid, or any discounts or concessions allowed to, any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act of 1933. At the time a particular offering of the shares of common stock is made, a prospectus supplement, if required, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions and other terms constituting compensation from the selling stockholders and any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

The selling stockholders may choose not to sell any or may choose to sell less than all of the shares of common stock registered pursuant to the registration statement, of which this prospectus supplement forms a part. Once sold under the registration statement, of which this prospectus supplement forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

In order to comply with the securities laws of most states, if applicable, the selling stockholders may only sell shares of common stock in those jurisdictions through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless they have been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

The selling stockholders and any other person participating in a distribution of the securities covered by the prospectus supplement will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of any of the securities by the selling stockholders and any other such person. Furthermore, under Regulation M, any person engaged in the distribution of the securities may not simultaneously engage in market-making activities with respect to the particular securities being distributed for certain periods prior to the commencement of or during such distribution. Regulation M’s prohibition on purchases may include purchases to cover short positions by the selling stockholders, and a selling stockholder’s failure to cover a short position at a lender’s request and subsequent purchases by the lender in the open market of shares to cover such short positions, may be deemed to constitute an inducement to buy shares, which is prohibited by Regulation M. All of the above may affect the marketability of the securities and the ability of any person or entity to engage in market-making activities with respect to the securities.

Certain selling stockholders have identified themselves to us as affiliates of broker-dealers. The selling stockholders who are affiliates of broker-dealers have each informed us that that they did not receive the shares of common stock outside of the ordinary course of business nor, at the time of issuance or purchase of the common stock, did they have any view to or arrangements or understandings, directly or indirectly, with any person to distribute the shares of common stock.

Our common stock is listed on the NASDAQ Global Select Market under the symbol “PSEC.”

LEGAL MATTERS

Certain legal matters regarding the common stock offered hereby have been passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO Seidman LLP is the independent registered public accounting firm for the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our common stock offered by this prospectus supplement. The registration statement contains additional information about us and the common stock being registered by this prospectus supplement. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2009, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

No dealer, salesperson or other individual has been authorized to give any information or to make any representation other than those contained in this prospectus supplement and, if given or made, such information or representations must not be relied upon as having been authorized by us. This prospectus supplement does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which such an offer or solicitation is not authorized or in which the person making such offer or solicitation is not qualified to do so, or to any person to whom it is unlawful to make such offer or solicitation. Neither the delivery of this prospectus supplement nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in our affairs or that information contained herein is correct as of any time subsequent to the date hereof.

$500,000,000

PROSPECT CAPITAL CORPORATION

Common Stock
Preferred Stock
Debt Securities
Warrants

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our common stock, preferred stock, debt securities or rights to purchase shares of common stock, preferred stock or debt securities, collectively, the Securities, to provide us with additional capital. Securities may be offered at prices and on terms to be disclosed in one or more supplements to this prospectus. You should read this prospectus and the applicable prospectus supplement carefully before you invest in our Securities.

We may offer shares of common stock at a discount to net asset value per share in certain circumstances. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Our Securities may be offered directly to one or more purchasers, or through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will disclose any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of the prospectus and a prospectus supplement describing the method and terms of the offering of such Securities. Our common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” As of February 25 2010, the last reported sales price for our common stock was $11.66.

Prospect Capital Corporation, or the Company, is a company that lends to and invests in middle market privately-held companies. Prospect Capital Corporation, a Maryland corporation, has been organized as a closed-end investment company since April 13, 2004 and has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act, and is a non-diversified investment company within the meaning of the 1940 Act.

Prospect Capital Management LLC, our investment adviser, manages our investments and Prospect Administration LLC, our administrator, provides the administrative services necessary for us to operate.

Investing in our Securities involves a heightened risk of total loss of investment and is subject to risks. Before buying any Securities, you should read the discussion of the material risks of investing in our Securities in “Risk Factors” beginning on page 9 of this prospectus.

This prospectus contains important information about us that you should know before investing in our Securities. Please read it before making an investment decision and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or the SEC. You may make inquiries or obtain this information free of charge by writing to Prospect Capital Corporation at 10 East 40th Street, 44th Floor, New York, NY 10016, or by calling 212-448-0702. Our Internet address is http://www.prospectstreet.com. You may also obtain information about us from our website and the SEC’s website (http://www.sec.gov).

The SEC has not approved or disapproved of these securities or determined if this prospectus supplement or the accompanying prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this Prospectus is March 4, 2010

i

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time on a delayed basis, up to $500,000,000 of our common stock, preferred stock, debt securities or warrants representing rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. The Securities may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the Securities that we may offer. Each time we use this prospectus to offer Securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

PROSPECTUS SUMMARY

The following summary contains basic information about this offering. It does not contain all the information that may be important to an investor. For a more complete understanding of this offering, we encourage you to read this entire document and the documents to which we have referred.

Information contained or incorporated by reference in this prospectus may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, which are statements about the future that may be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “plans,” “anticipate,” “estimate” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act of 1933, as amended, or the Securities Act. The matters described in “Risk Factors” and certain other factors noted throughout this prospectus and in any exhibits to the registration statement of which this prospectus is a part, constitute cautionary statements identifying important factors with respect to any such forward-looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from those in such forward-looking statements. The Company reminds all investors that no forward-looking statement can be relied upon as an accurate or even mostly accurate forecast because humans cannot forecast the future.

The terms “we,” “us,” “our,” and “Company” refer to Prospect Capital Corporation; “Prospect Capital Management” or the “Investment Adviser” refers to Prospect Capital Management LLC, our investment adviser; “Prospect Administration” or the “Administrator” refers to Prospect Administration LLC, our administrator; and “Prospect” refers to Prospect Capital Management LLC, its affiliates and its predecessor companies.

The Company

We are a financial services company that lends to and invests in middle market privately-held companies.

We were originally organized under the name “Prospect Street Energy Corporation” and we changed our name to “Prospect Energy Corporation” in June 2004. We changed our name again to “Prospect Capital Corporation” in May 2007 and at the same time terminated our policy of investing at least 80% of our net assets in energy companies. While we expect to be less focused on the energy industry in the future, we will continue to have significant holdings in the energy and energy related industries. On December 2, 2009, we completed our previously announced acquisition of Patriot Capital Funding, Inc., or Patriot, under the Agreement and Plan of Merger, dated as of August 3, 2009, by and among, us and Patriot. Pursuant to the terms of the merger agreement, we acquired Patriot for approximately $200 million comprised of our common stock and cash to repay all of Patriot’s outstanding debt, which amounted to $107.3 million. In the merger, each outstanding share of Patriot common stock was converted into the right to receive 0.363992 shares of common stock of Prospect, representing 8,444,068 shares of the Company’s common stock, and the payment of cash in lieu of fractional shares of Prospect common stock of less than $200 resulting from the application of the foregoing exchange ratio.

We have been organized as a closed-end investment company since April 13, 2004 and have filed an election to be treated as a business development company under the 1940 Act. We are a non-diversified company within the meaning of the 1940 Act. Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702.

The Investment Adviser

Prospect Capital Management, an affiliate of the Company, manages our investment activities. Prospect Capital Management is an investment adviser that has been registered under the Investment Advisers Act of 1940, or the Advisers Act, since March 31, 2004. Under an investment advisory and management agreement between us and Prospect Capital Management, or the Investment Advisory Agreement, we have agreed to pay Prospect Capital Management investment advisory fees, which will consist of an annual base management fee based on our gross assets, which we define as total assets without deduction for any liabilities, as well as a two-part incentive fee based on our performance.

The Offering

We may offer, from time to time, in one or more offerings or series, together or separately, up to $500,000,000 of our Securities, which we expect to use initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investment in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objectives.

Our Securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The prospectus supplement relating to a particular offering will disclose the terms of that offering, including the name or names of any agents or underwriters involved in the sale of our Securities by us, the purchase price, and any fee, commission or discount arrangement between us and our agents or underwriters or among our underwriters, or the basis upon which such amount may be calculated. See “Plan of Distribution.” We may not sell any of our Securities through agents, underwriters or dealers without delivery of a prospectus supplement describing the method and terms of the offering of our Securities.

We may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock upon approval of our directors, including a majority of our independent directors, in certain circumstances. See “Sales of Common Stock Below Net Asset Value” in this prospectus and in the prospectus supplement, if applicable. Sales of common stock at prices below net asset value per share dilute the interests of existing stockholders, have the effect of reducing our net asset value per share and may reduce our market price per share.

Set forth below is additional information regarding the offering of our Securities:

Use of proceeds	Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. See “Use of Proceeds.”

Distributions	We have paid quarterly distributions to the holders of our common stock and generally intend to continue to do so. The amount of the quarterly distributions is determined by our Board of Directors and is based on our estimate of our investment company taxable income and net short-term capital gains. Certain amounts of the quarterly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or accounting reclassifications. Distributions in excess of our current or accumulated earnings or profits constitute a return of capital and will reduce the stockholder’s adjusted tax basis in such stockholder’s common stock. After the adjusted basis is reduced to zero, these distributions will constitute capital gains to such stockholders. Certain additional amounts may be deemed as distributed to stockholders for income tax purposes. Other types of Securities will likely pay distributions in accordance with their terms. See “Price Range of Common Stock,” “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Taxation	We have qualified and elected to be treated for U.S. Federal income tax purposes as a regulated investment company, or a RIC, under Subchapter M of the Internal Revenue Code of 1986, or the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To maintain our qualification as a RIC and obtain RIC tax treatment, we must maintain specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Dividend reinvestment plan	We have a dividend reinvestment plan for our stockholders. This is an “opt out” dividend reinvestment plan. As a result, when we declare a dividend, the dividends are automatically reinvested in additional shares of our common stock, unless a stockholder specifically “opts out” of the dividend reinvestment plan so as to receive cash dividends. Stockholders who receive distributions in the form of stock are subject to the same U.S. Federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

The NASDAQ Global Select Market Symbol	PSEC

Anti-takeover provisions	Our charter and bylaws, as well as certain statutory and regulatory requirements, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description Of Our Capital Stock.”

Management arrangements	Prospect Capital Management serves as our investment adviser. Prospect Administration serves as our administrator. For a description of Prospect Capital Management, Prospect Administration and our contractual arrangements with these companies, see “Management — Management Services — Investment Advisory Agreement,” and “Management — Management Services — Administration Agreement.”

Risk factors	Investment in our Securities involves certain risks relating to our structure and investment objective that should be considered by prospective purchasers of our Securities. In addition, investment in our Securities involves certain risks relating to investing in the energy sector, including but not limited to risks associated with commodity pricing, regulation, production, demand, depletion and expiration, weather, and valuation. We have a limited operating history upon which you can evaluate our business. In addition, as a business development company, our portfolio primarily includes securities issued by privately-held companies. These investments generally involve a high degree of business and financial risk, and are less liquid than public securities. We are required to mark the carrying value of our investments to fair value on a quarterly basis, and economic events, market conditions and events affecting individual portfolio companies can result in quarter-to-quarter mark-downs and mark-ups of the value of individual investments that collectively can materially affect our net asset value, or NAV. Also, our determinations of fair value of privately-held securities may differ materially from the values that would exist if there was a ready market for these investments. A large number of entities compete for the same kind of investment opportunities as we do. Moreover, our business requires a substantial amount of capital to operate and to grow and we seek additional capital from external sources. In addition, the failure to qualify as a RIC eligible for pass-through tax treatment under the Code on income distributed to stockholders could have a materially adverse effect on the total return, if any, obtainable from an investment in our Securities. See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our Securities.

Plan of distribution	We may offer, from time to time, up to $500,000,000 of our common stock, preferred stock, debt securities or rights to purchase shares of our common stock, preferred stock or debt securities on the terms to be determined at the time of the offering. Securities may be offered at prices and on terms described in one or more supplements to this prospectus directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The supplement to this prospectus relating to the offering will identify any agents or underwriters involved in the sale of our Securities, and will set forth any applicable purchase price, fee and commission or discount arrangement or the basis upon which such amount may be calculated. We may not sell Securities pursuant to this prospectus without delivering a prospectus supplement describing the method and terms of the offering of such Securities. For more information, see “Plan of Distribution.”

Fees and Expenses

The following tables are intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. In these tables, we assume that we have borrowed $195 million under our credit facility, which is the maximum amount available under the credit facility. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, the Company will pay such fees and expenses out of our net assets and, consequently, you will indirectly bear such fees or expenses as an investor in the Company. However, you will not be required to deliver any money or otherwise bear personal liability or responsibility for such fees or expenses.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)(1)	5.00%
Offering expenses borne by us (as a percentage of offering price)(2)	0.50%
Dividend reinvestment plan expenses(3)	None
Total stockholder transaction expenses (as a percentage of offering price)(4)	5.50%
Annual expenses (as a percentage of net assets attributable to common stock)(4):
Management Fees(5)	2.74%
Incentive fees payable under Investment Advisory Agreement (20% of realized capital gains and 20% of pre-incentive fee net investment income)(6)	2.29%
Interest payments on borrowed funds	1.84%
Acquired Fund Fees and Expenses	0.02	%(7)
Other expenses	1.99	%(8)
Total annual expenses	8.89	%(6)(8)

Example

The following table demonstrates the projected dollar amount of cumulative expenses we would pay out of net assets and that you would indirectly bear over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have borrowed all $195 million available under our line of credit, that our annual operating expenses would remain at the levels set forth in the table above and that we would pay the costs shown in the table above.

	1 Year	3 Years	5 Years	10 Years

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$117.33	$239.02	$356.86	$635.38

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The income incentive fee under our Investment Advisory Agreement with Prospect Capital Management would be zero at the 5% annual return assumption, as required by the SEC for this table, since no incentive fee is paid until the annual return exceeds 7%. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors after such expenses, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example and the expenses in the table above should not be considered a representation of our future expenses. Actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)	In the event that the Securities to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the estimated applicable sales load.

(2)	The related prospectus supplement will disclose the estimated amount of offering expenses, the offering price and the estimated offering expenses borne by us as a percentage of the offering price.

(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”

(4)	The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.

(5)	Our base management fee is 2% of our gross assets (which include any amount borrowed, i.e., total assets without deduction for any liabilities). Although no plans are in place to borrow the full amount under our line of credit, assuming that we borrowed $195 million, the 2% management fee of gross assets equals approximately 2.74% of net assets. See “Management — Management Services — Investment Advisory Agreement” and footnote 6 below.

(6)	The incentive fee payable to our Investment Adviser under the Investment Advisory Agreement is based on our performance and will not be paid unless we achieve certain goals. Under the assumption of a 5% return required in the example, no incentive fee would be payable. For a more detailed discussion of the calculation of the two-part incentive fee, see “Management — Management Services — Investment Advisory Agreement.”

(7)	The Company’s stockholders indirectly bear the expenses of underlying investment companies in which the Company invests. This amount includes the fees and expenses of investment companies in which the Company is invested in as of December 31, 2009. When applicable, fees and expenses are based on historic fees and expenses for the investment companies and for those investment companies with little or no operating history, fees and expenses are based on expected fees and expenses stated in the investment companies’ prospectus or other similar communication without giving effect to any performance. Future fees and expenses for certain investment companies may be substantially higher or lower because certain fees and expenses are based on the performance of the investment companies, which may fluctuate over time. The amount of the Company’s average net assets used in calculating this percentage was based on average monthly net assets of approximately $637 million for the six months ended December 31, 2009.

(8)	“Other expenses” are based on estimated amounts for the current fiscal year. The amount shown above represents annualized expenses during our six months ended December 31, 2009 representing all of our estimated recurring operating expenses (except fees and expenses reported in other items of this table) that are deducted from our operating income and reflected as expenses in our Statement of Operations. The estimate of our overhead expenses, including payments under an administration agreement with Prospect Administration, or the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations under the Administration Agreement. “Other expenses” does not include non-recurring expenses. See “Management — Management Services — Administration Agreement.”

SELECTED CONDENSED FINANCIAL DATA

You should read the condensed financial information below with the Financial Statements and Notes thereto included in this prospectus. Financial information below for the twelve months ended June 30, 2009, 2008, 2007, 2006 and 2005 has been derived from the financial statements that were audited by our independent registered public accounting firm. The selected consolidated financial data at and for the six months ended December 31 , 2009 and 2008 have been derived from unaudited financial data, but in the opinion of our management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results for such interim periods. Interim results at and for the six months ended December 31 , 2009 are not necessarily indicative of the results that may be expected for the year ending June 30, 2010. Certain reclassifications have been made to the prior period financial information to conform to the current period presentation. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” starting on page 27 for more information.

	For the Six Months Ended December 31		For the Year/Period Ended June 30,
	2009	2008	2009	2008	2007	2006	2005
	(In thousands except data relating to shares, per share and number of portfolio companies)

Performance Data:
Interest income	$33,374	$34,797	$62,926	$59,033	$30,084	$13,268	$4,586
Dividend income	10,388	9,388	22,793	12,033	6,153	3,601	3,435
Other income	6,638	13,827	14,762	8,336	4,444	—	72

Total investment income	50,400	58,012	100,481	79,402	40,681	16,869	8,093

Interest and credit facility expenses	(3,369)	(3,483)	(6,161)	(6,318)	(1,903)	(642)	—
Investment advisory expense	(13,696)	(14,628)	(26,705)	(20,199)	(11,226)	(3,868)	(1,808)
Other expenses	(4,092)	(4,439)	(8,452)	(7,772)	(4,421)	(3,801)	(3,874)

Total expenses	(21,157)	(22,550)	(41,318)	(34,289)	(17,550)	(8,311)	(5,682)

Net investment income	29,243	35,462	59,163	45,113	23,131	8,558	2,411

Realized and unrealized gains (losses)	(52,474)	(14,940)	(24,059)	(17,522)	(6,403)	4,338	6,340

Net increase in net assets from operations	$(23,231)	$20,522	$35,104	$27,591	$16,728	$12,896	$8,751

Per Share Data:
Net increase in net assets from operations(1)	$(0.43)	$0.69	$1.11	$1.17	$1.06	$1.83	$1.24
Distributions declared per share	$(0.82)	$(0.80)	$(1.62)	$(1.59)	$(1.54)	$(1.12)	$(0.38)
Average weighted shares outstanding for the period	53,709,197	29,569,571	31,559,905	23,626,642	15,724,095	7,056,846	7,055,100
Assets and Liabilities Data:
Investments	$648,135	$555,661	$547,168	$497,530	$328,222	$133,969	$55,030
Other assets	40,945	32,316	119,857	44,248	48,280	4,511	48,879
Total assets	689,080	587,977	667,025	541,778	376,502	138,480	103,909
Amount drawn on credit facility	10,000	138,667	124,800	91,167	—	28,500	—
Amount owed to related parties	7,412	6,312	6,713	6,641	4,838	745	77
Other liabilities	34,191	15,195	2,916	14,347	71,616	965	865

Total liabilities	51,603	160,174	134,429	112,155	76,454	30,210	942

Net assets	$637,477	$427,803	$532,596	$429,623	$300,048	$108,270	$102,967

Investment Activity Data:
No. of portfolio companies at period end	55	30	30	29 (2)	24 (2)	15	6
Acquisitions	$216,504	$84,020	$98,305	$311,947	$167,255	$83,625	$79,018
Sales, repayments, and other disposals	$69,735	$13,077	$27,007	$127,212	$38,407	$9,954	$32,083
Weighted-Average Yield at end of period(3)	15.6%	16.0%	13.7%	15.5%	17.1%	17.0%	21.3%

(1)	Per share data is based on average weighted shares for the period.

(2)	Includes a net profits interest in Charlevoix Energy Trading LLC (“Charlevoix”), remaining after loan was paid.

(3)	Includes dividends from certain equity investments.

RISK FACTORS

Investing in our Securities involves a high degree of risk. You should carefully consider the risks described below, together with all of the other information included in this prospectus, before you decide whether to make an investment in our Securities. The risks set forth below are not the only risks we face. If any of the adverse events or conditions described below occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our NAV, and the trading price of our common stock could decline, or the value of our preferred stock, debt securities, and warrants, if any are outstanding, may decline, and you may lose all or part of your investment.

Risks Relating To Our Business

Our financial condition and results of operations will depend on our ability to manage our future growth effectively.

Prospect Capital Management has been registered as an investment adviser since March 31, 2004, and we have been organized as a closed-end investment company since April 13, 2004. Our ability to achieve our investment objective depends on our ability to grow, which depends, in turn, on our Investment Adviser’s ability to continue to identify, analyze, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our Investment Adviser’s structuring of investments, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. As we continue to grow, Prospect Capital Management will need to continue to hire, train, supervise and manage new employees. Failure to manage our future growth effectively could have a materially adverse effect on our business, financial condition and results of operations.

We are dependent upon Prospect Capital Management’s key management personnel for our future success.

We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser’s access to the investment professionals and the information and deal flow generated by these investment professionals in the course of their investment and portfolio management activities. The senior management team of the Investment Adviser evaluates, negotiates, structures, closes, monitors and services our investments. Our success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior management team could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our investment adviser or that we will continue to have access to its investment professionals or its information and deal flow.

We operate in a highly competitive market for investment opportunities.

A large number of entities compete with us to make the types of investments that we make in target companies. We compete with other business development companies, public and private funds, commercial and investment banks and commercial financing companies. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including investments in middle-market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified, a trend we expect to continue.

Many of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more or fuller relationships with borrowers and sponsors than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company. We cannot assure you that the competitive pressures we face will not have a materially adverse effect on our business, financial condition and results of operations. Also, as a result of existing and increasing competition and our competitors ability to provide a total package solution, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates that we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments consist of securities of privately held companies. Hence, market quotations are generally not readily available for determining the fair values of such investments. The determination of fair value, and thus the amount of unrealized losses we may incur in any year, is to a degree subjective, and the Investment Adviser has a conflict of interest in making the determination. We value these securities quarterly at fair value as determined in good faith by our Board of Directors based on input from our Investment Adviser, a third party independent valuation firm and our audit committee. Our Board of Directors utilizes the services of an independent valuation firm to aid it in determining the fair value of any securities. The types of factors that may be considered in determining the fair values of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow, current market interest rates and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate significantly over short periods of time due to changes in current market conditions. The determinations of fair value by our Board of Directors may differ materially from the values that would have been used if an active market and market quotations existed for these investments. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

Senior securities, including debt, expose us to additional risks, including the typical risks associated with leverage.

We currently use our revolving credit facility to leverage our portfolio and we expect in the future to borrow from and issue senior debt securities to banks and other lenders and may securitize certain of our portfolio investments.

With certain limited exceptions, as a BDC we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, is at least 200% after such borrowing. The amount of leverage that we employ will depend on our Investment Adviser’s and our Board of Directors’ assessment of market conditions and other factors at the time of any proposed borrowing. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for stockholders, including:

•	A likelihood of greater volatility in the net asset value and market price of our common stock;

•	Diminished operating flexibility as a result of asset coverage or investment portfolio composition requirements required by lenders or investors that are more stringent than those imposed by the 1940 Act;

•	The possibility that investments will have to be liquidated at less than full value or at inopportune times to comply with debt covenants or to pay interest or dividends on the leverage;

•	Increased operating expenses due to the cost of leverage, including issuance and servicing costs;

•	Convertible or exchangeable securities issued in the future may have rights, preferences and privileges more favorable than those of our common stock; and

•	Subordination to lenders’ superior claims on our assets as a result of which lenders will be able to receive proceeds available in the case of our liquidation before any proceeds are distributed to our stockholders.

For example, the amount we may borrow under our revolving credit facility is determined, in part, by the fair value of our investments. If the fair value of our investments declines, we may be forced to sell investments at a loss to maintain compliance with our borrowing limits. Other debt facilities we may enter into in the future may contain similar provisions. Any such forced sales would reduce our net asset value and also make it difficult for the net asset value to recover. Our Investment Adviser and our Board of Directors in their best judgment nevertheless may determine to use leverage if they expect that the benefits to our stockholders of maintaining the leveraged position will outweigh the risks.

Illustration.  The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing below. The calculation assumes (i) $667 million in total assets, (ii) an average cost of funds of 7.0%, (iii) $124.8 million in debt outstanding and (iv) $532.6 million of shareholders’ equity.

Assumed Return on Our Portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding Return to Stockholder	(14.2)%	(7.9)%	(1.6)%	4.6%	10.9%

Changes in interest rates may affect our cost of capital and net investment income.

A significant portion of the debt investments we make bears interest at fixed rates and the value of these investments could be negatively affected by increases in market interest rates. In addition, as the interest rate on our revolving credit facility is at a variable rate based on an index, an increase in interest rates would make it more expensive to use debt to finance our investments. As a result, a significant increase in market interest rates could both reduce the value of our portfolio investments and increase our cost of capital, which would reduce our net investment income.

We need to raise additional capital to grow because we must distribute most of our income.

We need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our shareholders to maintain our RIC status. As a result, such earnings are not available to fund investment originations. We have sought additional capital by borrowing from financial institutions and may issue debt securities or additional equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, we could be limited in our ability to grow, which may have an adverse effect on the value of our common stock. In addition, as a business development company, we are generally required to maintain a ratio of total assets to total borrowings of at least 200%, which may restrict our ability to borrow in certain circumstances.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or our Investment Adviser has material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest or dividend rates payable on the debt or equity securities we hold, the default rate on debt securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets, the seasonality of the energy industry, weather patterns, changes in energy prices and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our most recent net asset value was calculated on December 31, 2009 and our NAV when calculated effective March 31, 2010 may be higher or lower.

Our most recently estimated NAV per share is $10.07 on an as adjusted basis solely to give effect to our issuance of common shares on January 25, 2010 in connection with our dividend reinvestment plan, versus $10.06 determined by us as of December 31, 2009. NAV as of March 31, 2010 may be higher or lower than $10.07 based on potential changes in valuations and earnings for the quarter then ended. Our Board of Directors has not yet determined the fair value of portfolio investments subsequent to December 31, 2009. Our Board of Directors determines the fair value of our portfolio investments on a quarterly basis in connection with the preparation of quarterly financial statements and based on input from an independent valuation firm, our Investment Advisor and the audit committee of our Board of Directors.

Potential conflicts of interest could impact our investment returns.

Our executive officers and directors, and the executive officers of our Investment Adviser, Prospect Capital Management, may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our best interests or those of our stockholders. Nevertheless, it is possible that new investment opportunities that meet our investment objective may come to the attention of one of these entities in connection with another investment advisory client or program, and, if so, such opportunity might not be offered, or otherwise made available, to us. However, as an investment adviser, Prospect Capital Management has a fiduciary obligation to act in the best interests of its clients, including us. To that end, if Prospect Capital Management or its affiliates manage any additional investment vehicles or client accounts in the future, Prospect Capital Management will endeavor to allocate investment opportunities in a fair and equitable manner over time so as not to discriminate unfairly against any client. If Prospect Capital Management chooses to establish another investment fund in the future, when the investment professionals of Prospect Capital Management identify an investment, they will have to choose which investment fund should make the investment.

In the course of our investing activities, under the Investment Advisory Agreement we pay base management and incentive fees to Prospect Capital Management, and reimburse Prospect Capital Management for certain expenses it incurs. As a result of the Investment Advisory Agreement, there may be times when the senior management team of Prospect Capital Management has interests that differ from those of our stockholders, giving rise to a conflict.

Prospect Capital Management receives a quarterly income incentive fee based, in part, on our pre-incentive fee net investment income, if any, for the immediately preceding calendar quarter. This income incentive fee is subject to a fixed quarterly hurdle rate before providing an income incentive fee return to the Investment Adviser. This fixed hurdle rate was determined when then current interest rates were relatively low on a historical basis. Thus, if interest rates rise, it would become easier for our investment income to exceed the hurdle rate and, as a result, more likely that our Investment Adviser will receive an income incentive fee than if interest rates on our investments remained constant or decreased. Subject to the receipt of any requisite stockholder approval under the 1940 Act, our Board of Directors may adjust the hurdle rate by amending the Investment Advisory Agreement.

The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that has a deferred interest feature, it is possible that interest accrued under such loan that has previously been included in the calculation of the income incentive fee will become uncollectible. If this happens, our Investment Adviser is not required to reimburse us for any such income incentive fee payments. If we do not have sufficient liquid assets to pay this incentive fee or distributions to stockholders on such accrued income, we may be required to liquidate assets in order to do so. This fee structure could give rise to a conflict of interest for our Investment Adviser to the extent that it may encourage the Investment Adviser to favor debt financings that provide for deferred interest, rather than current cash payments of interest.

We have entered into a royalty-free license agreement with Prospect Capital Management. Under this agreement, Prospect Capital Management agrees to grant us a non-exclusive license to use the name “Prospect Capital.” Under the license agreement, we have the right to use the “Prospect Capital” name for so long as Prospect Capital Management or one of its affiliates remains our Investment Adviser. In addition, we rent office space from Prospect Administration, an affiliate of Prospect Capital Management, and pay Prospect Administration our allocable portion of overhead and other expenses incurred by Prospect Administration in performing its obligations as Administrator under the Administration Agreement, including rent and our allocable portion of the costs of our chief financial officer and chief compliance officer and their respective staffs. This may create conflicts of interest that our Board of Directors monitors.

Our incentive fee could induce Prospect Capital Management to make speculative investments.

The incentive fee payable by us to Prospect Capital Management may create an incentive for our Investment Adviser to make investments on our behalf that are more speculative or involve more risk than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable is determined (calculated as a percentage of the return on invested capital) may encourage the Investment Adviser to use leverage to increase the return on our investments. Increased use of leverage and this increased risk of replacement of that leverage at maturity, would increase the likelihood of default, which would disfavor holders of our common stock. Similarly, because the Investment Adviser will receive an incentive fee based, in part, upon net capital gains realized on our investments, the Investment Adviser may invest more than would otherwise be appropriate in companies whose securities are likely to yield capital gains, as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to Prospect Capital Management could create an incentive for our Investment Adviser to invest on our behalf in instruments, such as zero coupon bonds, that have a deferred interest feature. Under these investments, we would accrue interest income over the life of the investment but would not receive payments in cash on the investment until the end of the term. Our net investment income used to calculate the income incentive fee, however, includes accrued interest. For example, accrued interest, if any, on our investments in zero coupon bonds will be included in the calculation of our incentive fee, even though we will not receive any cash interest payments in respect of payment on the bond until its maturity date. Thus, a portion of this incentive fee would be based on income that we may not have yet received in cash in the event of default may never receive.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies are subject to regulation by laws at the local, state and U.S. Federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, changes in these laws or regulations could have a materially adverse effect on our business. For additional information regarding the regulations we are subject to, see “Regulation.”

Recent developments may increase the risks associated with our business and an investment in us.

The U.S. financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy has been in a recession , the aftermath of which may be severe and prolonged. Similar conditions have occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. These conditions have raised the level of many of the risks described in this document and could have an adverse effect on our portfolio companies as well as on our business, financial condition, results of operations, dividend payments, credit facility, access to capital, valuation of our assets, NAV and our stock price.

Risks Relating To Our Operation As A Business Development Company

Our Investment Adviser and its senior management team have limited experience managing a business development company under the 1940 Act.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are, with narrow exceptions, required to invest at least 70% of their total assets in securities of certain privately held, thinly traded or distressed U.S. companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our Investment Adviser’s and its senior management team’s limited experience in managing a portfolio of assets under such constraints may hinder their ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. In addition, our investment strategies differ in some ways from those of other investment funds that have been managed in the past by investment professionals.

A failure on our part to maintain our status as a business development company would significantly reduce our operating flexibility.

If we do not continue to qualify as a business development company, we might be regulated as a registered closed-end investment company under the 1940 Act; our failure to qualify as a BDC would make us subject to additional regulatory requirements, which may significantly decrease our operating flexibility by limiting our ability to employ leverage.

If we fail to qualify as a RIC, we will have to pay corporate-level taxes on our income, and our income available for distribution would be reduced.

To maintain our qualification for federal income tax purposes as a RIC under Subchapter M of the Code, and obtain RIC tax treatment, we must meet certain source of income, asset diversification and annual distribution requirements.

The source of income requirement is satisfied if we derive at least 90% of our annual gross income from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.

The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax treatment. If we are unable to obtain cash from other sources, we may fail to qualify for RIC tax treatment and, thus, may be subject to corporate-level income tax.

To maintain our qualification as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments are in private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses.

If we fail to qualify as a RIC for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution, and the actual amount of our distributions. Such a failure would have a materially adverse effect on us and our stockholders. For additional information regarding asset coverage ratio and RIC requirements, see “Regulation — Senior Securities” and “Material U.S. Federal Income Tax Considerations”.

Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.

We have incurred indebtedness under our revolving credit facility and, in the future, may issue preferred stock and/or borrow additional money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are permitted, as a BDC, to incur indebtedness or issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test, which would prohibit us from paying dividends and could prohibit us from qualifying as a RIC. If we cannot satisfy this test, we may be required to sell a portion of our investments or sell additional shares of common stock at a time when such sales may be disadvantageous in order to repay a portion of our indebtedness. In addition, issuance of additional common stock could dilute the percentage ownership of our current stockholders in us.

As a BDC regulated under provisions of the 1940 Act, we are not generally able to issue and sell our common stock at a price below the current net asset value per share. If our common stock trades at a discount to net asset value, this restriction could adversely affect our ability to raise capital. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at our annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share. At our 2008 annual meeting of stockholders held on February 12, 2009, and our 2009 annual meeting of stockholders held on December 11, 2009, we obtained the first method of approval from our shareholders. See “If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material” discussed below.

To generate cash for funding new investments, we pledged a substantial portion of our portfolio investments under our revolving credit facility. These assets are not available to secure other sources of funding or for securitization. Our ability to obtain additional secured or unsecured financing on attractive terms in the future is uncertain.

Alternatively, we may securitize our future loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to such subsidiary. This could include the sale of interests in the loans by the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools. We would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy, and could decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio exposes us to a risk of loss for the equity we retain in the securitized pool of loans and might expose us to losses because the residual loans in which we do not sell interests may tend to be those that are riskier and more likely to generate losses. A successful securitization may also impose financial and operating covenants that restrict our business activities and may include limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code. The 1940 Act may also impose restrictions on the structure of any securitizations.

Our common stock may trade at a discount to our net asset value per share.

Common stock of BDCs, like that of closed-end investment companies, frequently trades at a discount to current net asset value, which could adversely affect the ability to raise capital. In the past, our common stock has traded at a discount to our net asset value. However, we have been able to periodically raise capital pursuant to authority granted by our stockholders at our 2008 and 2009 annual meetings to sell an unlimited number of shares of our common stock at any level of discount from net asset value during the 12 month period following such approval. The risk that our common stock may continue to trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline.

If we sell common stock at a discount to our net asset value per share, stockholders who do not participate in such sale will experience immediate dilution in an amount that may be material.

At our 2009 annual meeting of stockholders held on December 11, 2009, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value per share during the 12 month period following the December 11, 2009 approval in accordance with the exception described above in “— Regulations governing our operation as a business development company affect our ability to raise, and the way in which we raise, additional capital.” The issuance or sale by us of shares of our common stock at a discount to net asset value poses a risk of dilution to our stockholders. In particular, stockholders who do not purchase additional shares at or below the discounted price in proportion to their current ownership will experience an immediate decrease in net asset value per share (as well as in the aggregate net asset value of their shares if they do not participate at all). These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we experience in our assets, potential earning power and voting interests from such issuance or sale. They may also experience a reduction in the market price of our common stock. For additional information and hypothetical examples of these risks, see “Sales of Common Stock Below Net Asset Value” and the prospectus supplement pursuant to which such sale is made.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. Federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements, are included in our taxable income before we receive any corresponding cash payments. We also may be required to include in taxable income certain other amounts that we do not receive in cash. While we focus primarily on investments that will generate a current cash return, our investment portfolio currently includes, and we may continue to invest in, securities that do not pay some or all of their return in periodic current cash distributions.

The income incentive fee payable by us is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the income incentive fee will become uncollectible.

Since in some cases we may recognize taxable income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to maintain RIC tax treatment. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC treatment and thus become subject to corporate-level income tax. See “Regulation — Senior Securities” and “Material U.S. Federal Income Tax Considerations”.

Our ability to enter into transactions with our affiliates is restricted.

We are prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our independent directors. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities is our affiliate for purposes of the 1940 Act and we are generally prohibited from buying or selling any security or other property from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits “joint” transactions with an affiliate, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors. We are prohibited from buying or selling any security or other property from or to our Investment Adviser and its affiliates and persons with whom we are in a control relationship, or entering into joint transactions with any such person, absent the prior approval of the SEC.

The Company may be unable to realize the benefits anticipated by the merger with Patriot or may take longer than anticipated to achieve such benefits.

On December 2, 2009, we completed our previously announced acquisition of Patriot under the Agreement and Plan of Merger, dated as of August 3, 2009, by and among, us and Patriot. The realization of certain benefits anticipated as a result of the merger will depend in part on the integration of Patriot’s investment portfolio with the Company and the successful inclusion of Patriot’s investment portfolio in the Company’s financing operations. There can be no assurance that Patriot’s business can be operated profitably or integrated successfully into the Company’s operations in a timely fashion or at all. The dedication of management resources to such integration may detract attention from the day-to-day business of the Company and there can be no assurance that there will not be substantial costs associated with the transition process or that there will not be other material adverse effects as a result of these integration efforts. Such effects, including but not limited to, incurring unexpected costs or delays in connection with such integration and failure of Patriot’s investment portfolio to perform as expected, could have a material adverse effect on the financial results of the Company.

Risks Relating To Our Investments

We may not realize gains or income from our investments.

We seek to generate both current income and capital appreciation. However, the securities we invest in may not appreciate and, in fact, may decline in value, and the issuers of debt securities we invest in may default on interest and/or principal payments. Accordingly, we may not be able to realize gains from our investments, and any gains that we do realize may not be sufficient to offset any losses we experience. See “Business — Our Investment Objective and Policies”.

Our portfolio is concentrated in a limited number of portfolio companies, particularly those in the energy industry, which subject us to a risk of significant loss if any of these companies defaults on its obligations under any of the securities that we hold or if the energy industry experiences a downturn.

As of February 25, 2010, we had invested in a number of companies in the energy and energy related industries. A consequence of this lack of diversification is that the aggregate returns we realize may be significantly and adversely affected if a small number of such investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments are concentrated in relatively few portfolio companies. In addition, to date we have concentrated on making investments in the energy industry. While we expect to be less focused on the energy and energy related industries in the future, we anticipate that we will continue to have significant holdings in the energy and energy related industries. As a result, a downturn in the energy industry could materially and adversely affect us.

The energy industry is subject to many risks.

We have a significant concentration in the energy industry. Our definition of energy, as used in the context of the energy industry, is broad, and different sectors in the energy industry may be subject to variable risks and economic pressures. As a result, it is difficult to anticipate the impact of changing economic and political conditions on our portfolio companies and, as a result, our financial results. The revenues, income (or losses) and valuations of energy companies can fluctuate suddenly and dramatically due to any one or more of the following factors:

•	Commodity Pricing Risk. Energy companies in general are directly affected by energy commodity prices, such as the market prices of crude oil, natural gas and wholesale electricity, especially for those that own the underlying energy commodity. In addition, the volatility of commodity prices can affect other energy companies due to the impact of prices on the volume of commodities transported, processed, stored or distributed and on the cost of fuel for power generation companies. The volatility of commodity prices can also affect energy companies’ ability to access the capital markets in light of market perception that their performance may be directly tied to commodity prices. Historically, energy commodity prices have been cyclical and exhibited significant volatility. Although we generally prefer risk controls, including appropriate commodity and other hedges, by certain of our portfolio companies, if available, some of our portfolio companies may not engage in hedging transactions to minimize their exposure to commodity price risk. For those companies that engage in such hedging transactions, they remain subject to market risks, including market liquidity and counterparty creditworthiness. In addition, such companies may also still have exposure to market prices if such companies do not produce volumes or other contractual obligations in accordance with such hedging contracts.

•	Regulatory Risk. The profitability of energy companies could be adversely affected by changes in the regulatory environment. The businesses of energy companies are heavily regulated by federal, state and local governments in diverse ways, such as the way in which energy assets are constructed, maintained and operated and the prices energy companies may charge for their products and services. Such regulation can change over time in scope and intensity. For example, a particular by-product of an energy process may be declared hazardous by a regulatory agency, which can unexpectedly increase production costs. Moreover, many state and federal environmental laws provide for civil penalties as well as regulatory remediation, thus adding to the potential liability an energy company may face. In addition, the deregulation of energy markets and the unresolved regulatory issues related to some power markets such as California create uncertainty in the regulatory environment as rules and regulations may be adopted on a transitional basis. We cannot assure you that the deregulation of energy markets will continue and if it continues, whether its impact on energy companies’ profitability will be positive.

•	Production Risk. The profitability of energy companies may be materially impacted by the volume of crude oil, natural gas or other energy commodities available for transporting, processing, storing, distributing or power generation. A significant decrease in the production of natural gas, crude oil, coal or other energy commodities, due to the decline of production from existing facilities, import supply disruption, depressed commodity prices, political events, OPEC actions or otherwise, could reduce revenue and operating income or increase operating costs of energy companies and, therefore, their ability to pay debt or dividends.

•	Demand Risk. A sustained decline in demand for crude oil, natural gas, refined petroleum products and electricity could materially affect revenues and cash flows of energy companies. Factors that could lead to a decrease in market demand include a recession or other adverse economic conditions, an increase in the market price of the underlying commodity, higher taxes or other regulatory actions that increase costs, or a shift in consumer demand for such products.

•	Depletion and Exploration Risk. A portion of any one energy company’s assets may be dedicated to natural gas, crude oil and/or coal reserves and other commodities that naturally deplete over time. Depletion could have a materially adverse impact on such company’s ability to maintain its revenue. Further, estimates of energy reserves may not be accurate and, even if accurate, reserves may not be fully utilized at reasonable costs. Exploration of energy resources, especially of oil and gas, is inherently risky and requires large amounts of capital.

•	Weather Risk. Unseasonable extreme weather patterns could result in significant volatility in demand for energy and power. In addition, hurricanes, storms, tornados, floods, rain, and other significant weather events could disrupt supply and other operations at our portfolio companies as well as customers or suppliers to such companies. This volatility may create fluctuations in earnings of energy companies.

•	Operational Risk. Energy companies are subject to various operational risks, such as failed drilling or well development, unscheduled outages, underestimated cost projections, unanticipated operation and maintenance expenses, failure to obtain the necessary permits to operate and failure of third-party contractors (for example, energy producers and shippers) to perform their contractual obligations. In addition, energy companies employ a variety of means of increasing cash flow, including increasing utilization of existing facilities, expanding operations through new construction, expanding operations through acquisitions, or securing additional long-term contracts. Thus, some energy companies may be subject to construction risk, acquisition risk or other risk factors arising from their specific business strategies.

•	Competition Risk. The progress in deregulating energy markets has created more competition in the energy industry. This competition is reflected in risks associated with marketing and selling energy in the evolving energy market and a competitor’s development of a lower-cost energy or power source, or of a lower cost means of operations, and other risks arising from competition.

•	Valuation Risk. Since mid-2001, excess power generation capacity in certain regions of the United States has caused substantial decreases in the market capitalization of many energy companies. While such prices have recovered to some extent, we can offer no assurance that such decreases in market capitalization will not recur, or that any future decreases in energy company valuations will be insubstantial or temporary in nature.

•	Terrorism Risk. Since the September 11th attacks, the United States government has issued public warnings indicating that energy assets, specifically those related to pipeline infrastructure, production facilities and transmission and distribution facilities, might be specific targets of terrorist activity. The continued threat of terrorism and related military activity will likely increase volatility for prices of natural gas and oil and could affect the market for products and services of energy companies. In addition, any future terrorist attack or armed conflict in the United States or elsewhere may undermine economic conditions in the United States in general.

•	Financing Risk. Some of our portfolio companies rely on the capital markets to raise money to pay their existing obligations. Their ability to access the capital markets on attractive terms or at all may be affected by any of the risks associated with energy companies described above, by general economic and market conditions or by other factors. This may in turn affect their ability to satisfy their obligations with us.

•	Climate Change. There is evidence of global climate change. Climate change creates physical and financial risk and some of our portfolio companies may be adversely affected by climate change. For example, customers of energy companies needs vary with weather conditions, primarily temperature and humidity. To the extent weather conditions are affected by climate change, energy use could increase or decrease depending on the duration and magnitude of any changes. Increased energy use due to weather changes may require additional investments by our portfolio companies in more pipelines and other infrastructure to serve increased demand. A decrease in energy use due to weather changes may affect our portfolio companies financial condition, through decreased revenues. Extreme weather conditions in general require more system backup, adding to costs, and can contribute to increased system stresses, including service interruptions. Energy companies could also be affected by the potential for lawsuits against or taxes or other regulatory costs imposed on greenhouse gas emitters, based on links drawn between greenhouse gas emissions and climate change.

Our investments in prospective portfolio companies may be risky and we could lose all or part of our investment.

Some of our portfolio companies have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective and the value of our investment in them may decline substantially or fall to zero.

In addition, investment in the middle market companies that we are targeting involves a number of other significant risks, including:

•	these companies may have limited financial resources and may be unable to meet their obligations under their securities that we hold, which may be accompanied by a deterioration in the value of their securities or of any collateral with respect to any securities and a reduction in the likelihood of our realizing on any guarantees we may have obtained in connection with our investment;

•	they may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	because many of these companies are privately held companies, public information is generally not available about these companies. As a result, we will depend on the ability of our Investment Adviser to obtain adequate information to evaluate these companies in making investment decisions. If our Investment Adviser is unable to uncover all material information about these companies, it may not make a fully informed investment decision, and we may lose money on our investments;

•	they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a materially adverse impact on our portfolio company and, in turn, on us;

•	they may have less predictable operating results, may from time to time be parties to litigation, may be engaged in changing businesses with products subject to a risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	they may have difficulty accessing the capital markets to meet future capital needs;

•	increased taxes, regulatory expense or the costs of changes to the way they conduct business due to the effects of climate change may adversely affect their business, financial structure or prospects.

In addition, our executive officers, directors and our Investment Adviser could, in the ordinary course of business, be named as defendants in litigation arising from proposed investments or from our investments in the portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

The U.S. financial markets have been experiencing a high level of volatility, disruption and distress, which was exacerbated by the failure of several major financial institutions in the last few months of 2008. In addition, the U.S. economy has been in a recession , the aftermath of which may be severe and prolonged. Similar conditions have occurred in the financial markets and economies of numerous other countries and could worsen, both in the U.S. and globally. Our portfolio companies will generally be affected by the conditions and overall strength of the national, regional and local economies, including interest rate fluctuations, changes in the capital markets and changes in the prices of their primary commodities and products. These factors also impact the amount of residential, industrial and commercial growth in the energy industry. Additionally, these factors could adversely impact the customer base and customer collections of our portfolio companies.

As a result, many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans or meet other obligations during these periods. Therefore, our non-performing assets are likely to increase, and the value of our portfolio is likely to decrease, during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, even though we may have structured our interest as senior debt or preferred equity, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt or equity holding and subordinate all or a portion of our claim to those of other creditors.

The lack of liquidity in our investments may adversely affect our business.

We make investments in private companies.  A portion of these investments may be subject to legal and other restrictions on resale, transfer, pledge or other disposition or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we face other restrictions on our ability to liquidate an investment in a business entity to the extent that we or our Investment Adviser has or could be deemed to have material non-public information regarding such business entity.

We may have limited access to information about privately held companies in which we invest.

We invest primarily in privately-held companies.  Generally, little public information exists about these companies, and we are required to rely on the ability of our Investment Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. These companies and their financial information are not subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investment.

We may not be in a position to control a portfolio investment when we are a debt or minority equity investor and its management may make decisions that could decrease the value of our investment.

We make both debt and minority equity investments in portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and the management of such company, as representatives of the holders of their common equity, may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings.

Our portfolio companies may incur debt or issue equity securities that rank equally with, or senior to, our investments in such companies.

We may invest in mezzanine debt and dividend-paying equity securities issued by our portfolio companies. Our portfolio companies usually have, or may be permitted to incur, other debt, or issue other equity securities, that rank equally with, or senior to, the securities in which we invest. By their terms, such instruments may provide that the holders are entitled to receive payment of dividends, interest or principal on or before the dates on which we are entitled to receive payments in respect of the securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of securities ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying the senior security holders, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with securities in which we invest, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

We may not be able to fully realize the value of the collateral securing our debt investments.

Although a substantial amount of our debt investments are protected by holding security interests in the assets of the portfolio companies, we may not be able to fully realize the value of the collateral securing our investments due to one or more of the following factors:

•	our debt investments are primarily made in the form of mezzanine loans, therefore our liens on the collateral, if any, are subordinated to those of the senior secured debt of the portfolio companies, if any. As a result, we may not be able to control remedies with respect to the collateral;

•	the collateral may not be valuable enough to satisfy all of the obligations under our secured loan, particularly after giving effect to the repayment of secured debt of the portfolio company that ranks senior to our loan;

•	bankruptcy laws may limit our ability to realize value from the collateral and may delay the realization process;

•	our rights in the collateral may be adversely affected by the failure to perfect security interests in the collateral;

•	the need to obtain regulatory and contractual consents could impair or impede how effectively the collateral would be liquidated and could affect the value received; and

•	some or all of the collateral may be illiquid and may have no readily ascertainable market value. The liquidity and value of the collateral could be impaired as a result of changing economic conditions, competition, and other factors, including the availability of suitable buyers.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although currently most of our investments are, and we expect that most of our investments will be, U.S. dollar-denominated, investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments.

We may expose ourselves to risks if we engage in hedging transactions.

We may employ hedging techniques to minimize certain investment risks, such as fluctuations in interest and currency exchange rates, but we can offer no assurance that such strategies will be effective. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

The success of our hedging transactions depends on our ability to correctly predict movements, currencies and interest rates. Therefore, while we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. The degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies.

Our Board of Directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse to us and could impair the value of our stockholders’ investment.

Our Board of Directors has the authority to modify or waive our current operating policies and our strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, financial condition, and value of our common stock. However, the effects might be adverse, which could negatively impact our ability to pay dividends and cause stockholders to lose all or part of their investment.

Risks Relating To Our Securities

Investing in our securities may involve a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with low risk tolerance.

The market price of our securities may fluctuate significantly.

The market price and liquidity of the market for our securities may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in the energy industry, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC qualification;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of one or more of Prospect Capital Management’s key personnel;

•	operating performance of companies comparable to us;

•	changes in prevailing interest rates;

•	litigation matters;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Sales of substantial amounts of our securities in the public market may have an adverse effect on the market price of our securities.

As of February 25, 2010, we have 63,586,731 shares of common stock outstanding. Sales of substantial amounts of our securities or the availability of such securities for sale could adversely affect the prevailing market price for our securities. If this occurs and continues it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We have made and intend to continue to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results or maintain a tax status that will allow or require any specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

Our charter and bylaws and the Maryland General Corporation Law contain provisions that may have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for our stockholders or otherwise be in their best interest. These provisions may prevent shareholders from being able to sell shares of its common stock at a premium over the current of prevailing market prices.

Our charter provides for the classification of our Board of Directors into three classes of directors, serving staggered three-year terms, which may render a change of control or removal of our incumbent management more difficult. Furthermore, any and all vacancies on our Board of Directors will be filled generally only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term until a successor is elected and qualifies.

Our Board of Directors is authorized to create and issue new series of shares, to classify or reclassify any unissued shares of stock into one or more classes or series, including preferred stock and, without stockholder approval, to amend our charter to increase or decrease the number of shares of common stock that we have authority to issue, which could have the effect of diluting a stockholder’s ownership interest. Prior to the issuance of shares of common stock of each class or series, including any reclassified series, our Board of Directors is required by our governing documents to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series of shares of stock.

Our charter and bylaws also provide that our Board of Directors has the exclusive power to adopt, alter or repeal any provision of our bylaws, and to make new bylaws. The Maryland General Corporation Law also contains certain provisions that may limit the ability of a third party to acquire control of us, such as:

•	The Maryland Business Combination Act, which, subject to certain limitations, prohibits certain business combinations between us and an “interested stockholder” (defined generally as any person who beneficially owns 10% or more of the voting power of the common stock or an affiliate thereof) for five years after the most recent date on which the stockholder becomes an interested stockholder and, thereafter, imposes special minimum price provisions and special stockholder voting requirements on these combinations; and

•	The Maryland Control Share Acquisition Act, which provides that “control shares” of a Maryland corporation (defined as shares of common stock which, when aggregated with other shares of common stock controlled by the stockholder, entitles the stockholder to exercise one of three increasing ranges of voting power in electing directors, as described more fully below) acquired in a “control share acquisition” (defined as the direct or indirect acquisition of ownership or control of “control shares”) have no voting rights except to the extent approved by stockholders by the affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter, excluding all interested shares of common stock.

The provisions of the Maryland Business Combination Act will not apply, however, if our Board of Directors adopts a resolution that any business combination between us and any other person will be exempt from the provisions of the Maryland Business Combination Act. Although our Board of Directors has adopted such a resolution, there can be no assurance that this resolution will not be altered or repealed in whole or in part at any time. If the resolution is altered or repealed, the provisions of the Maryland Business Combination Act may discourage others from trying to acquire control of us.

As permitted by Maryland law, our bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. Although our bylaws include such a provision, such a provision may also be amended or eliminated by our Board of Directors at any time in the future, provided that we will notify the Division of Investment Management at the SEC prior to amending or eliminating this provision.

We may in the future choose to pay dividends in our own stock, in which case our shareholders may be required to pay tax in excess of the cash they receive.

We may distribute taxable dividends that are payable in part in our stock. Under IRS Revenue Procedure 2010-12, which extended and modified Revenue Procedure 2009-15, up to 90% of any such taxable dividend for 2009, 2010, and 2011 could be payable in our stock. The IRS has also issued (and where Revenue Procedure 2009-15 or 2010-12 is not currently applicable, the IRS continues to issue) private letter rulings on cash/stock dividends paid by regulated investment companies and real estate investment trusts using a 20% cash standard (instead of the 10% cash standard of Revenue Procedures 2009-15 and 2010-12) if certain requirements are satisfied. Taxable stockholders receiving such dividends would be required to include the full amount of the dividend as ordinary income (or as long-term capital gain to the extent such distribution is properly designated as a capital gain dividend) to the extent of its current and accumulated earnings and profits for United States federal income tax purposes. As a result, a U.S. stockholder may be required to pay tax with respect to such dividends in excess of any cash received. If a U.S. stockholder sells the stock it receives as a dividend in order to pay this tax, it may be subject to transaction fees (e.g. broker fees or transfer agent fees) and the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of its stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our stock. It is unclear whether and to what extent we will be able to pay dividends in cash and our stock (whether pursuant to Revenue Procedure 2009-15 or 2010-12, a private letter ruling, or otherwise.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF
FINANCIAL CONDITION AND RESULTS OF OPERATIONS

(All figures in this section are in thousands except share, per share and other data)

The following discussion should be read in conjunction with our financial statements and related notes and other financial information appearing elsewhere in this prospectus. In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to the factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere herein.

Note on Forward Looking Statements

Some of the statements in this report constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained herein involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act.

We have based the forward-looking statements included in herein on information available to us on the date of this document, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the Securities and Exchange Commission (“SEC”), including any annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

General

We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

We seek to be a long-term investor with our portfolio companies. Since the fiscal year ended June 30, 2007, we have invested primarily in industries related to the industrial/energy economy. Since then, we have widened our strategy to focus in other sectors of the economy and continue to diversify our portfolio holdings.

Patriot Acquisition

On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. (“Patriot”) common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

On December 2, 2009, Patriot made a final dividend equal to its undistributed net ordinary income and capital gains of $0.38 per share. In accordance with a recent IRS revenue procedure, the dividend was paid 10% in cash and 90% in newly issued shares of Patriot’s common stock. The exchange ratio was adjusted to give effect to the tax distribution.

The merger has been accounted for as an acquisition of Patriot by Prospect Capital Corporation (“Prospect”) in accordance with acquisition method of accounting as detailed in ASC 805, Business Combinations (“ASC 805”). The fair value of the consideration paid was allocated to the assets acquired and liabilities assumed based on their fair values as the date of acquisition. As described in more detail in ASC 805, goodwill, if any, would have been recognized as of the acquisition date, if the consideration transferred exceeded the fair value of identifiable net assets acquired. As of the acquisition date, the fair value of the identifiable net assets acquired exceeded the fair value of the consideration transferred, and we recognized the excess as a gain. A gain of $5,714 was recorded by Prospect in the quarter ended December 31, 2009 related to the acquisition of Patriot. The acquisition of Patriot was negotiated in July 2009 with the purchase agreement being signed on August 3, 2009. Between July 2009 and December 2, 2009, our valuation of certain of the investments acquired from Patriot increased due to market improvement, which resulted in the recognition of the gain at closing.

The purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table:

Cash (to repay Patriot debt)	$107,313
Cash (to fund purchase of restricted stock from former Patriot employees)	970
Common stock issued(1)	92,800

Total purchase price	201,083

Assets acquired:
Investments(2)	207,126
Cash and cash equivalents	1,697
Other assets	3,859

Assets acquired	212,682
Other liabilities assumed	(5,885)

Net assets acquired	206,797

Preliminary gain on Patriot acquisition(3)	$5,714

(1)	The value of the shares of common stock exchanged with the Patriot common shareholders was based upon the closing price of our common stock on December 2, 2009, the price immediately prior to the closing of the transaction.

(2)	The fair value of Patriot’s investments were determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase price which was $98,150 below the amortized cost of such investments. For those assets which are performing, Prospect will record the accretion to par value in interest income over the remaining term of the investment.

(3)	The preliminary gain has been determined based upon the estimated value of certain liabilities which are not yet settled. Any changes to such accruals will be recoded in future periods as an adjustment to such gain. We do not believe such adjustments will be material.

During the period from the acquisition of Patriot on December 2, 2009 to December 31, 2009, we recognized $7,495 of interest income from the assets acquired from Patriot. Included in this amount is $4,560 resulting from the acceleration of purchase discounts from the early repayments of three loans, three revolving lines of credit and the sale of one investment position.

Market Conditions

In 2008 and 2009, the financial services industry has been negatively affected by turmoil in the global capital markets. What began in 2007 as a deterioration of credit quality in subprime residential mortgages has spread rapidly to other credit markets. Market liquidity and credit quality conditions continue to remain weaker today than two years ago.

We believe that Prospect Capital is well positioned to navigate through these adverse market conditions. As a business development company, we are limited to a maximum 1 to 1 debt to equity ratio, and as of December 31, 2009, we had $62,914 available under our credit facility, of which $10,000 was outstanding. In addition, we had $105,050 of eligible assets from the Patriot acquisition in the process of being pledged to the facility which will generate an additional $67,086 of availability. Further, as we make additional investments that are eligible to be pledged under the credit facility, we will generate additional availability. The revolving period for the extended credit facility continues until June 25, 2010, with an amortization running to June 25, 2011.

We also continue to generate liquidity through public and private stock offerings. On July 7, 2009 we completed a public stock offering for 5,175,000 shares of our common stock at $9.00 per share, raising $46,575 of gross proceeds. On August 20, 2009 and September 24, 2009, we issued 3,449,686 shares and 2,807,111 shares, respectively, of our common stock at $8.50 and $9.00 per share, respectively, in private stock offerings, raising $29,322, and $25,264 of gross proceeds, respectively. Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. Under the terms and conditions of the registration rights agreement, we filed with the SEC a post-effective amendment to the registration statement on Form N-2 on November 6, 2009. Such amendment was declared effective by the SEC on November 9, 2009.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Critical Accounting Policies and Estimates

Our discussion and analysis of our financial condition and results of operations are based upon our financial statements, which have been prepared in accordance with GAAP. The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ materially. In addition to the discussion below, our critical accounting policies are further described in the notes to the financial statements.

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X, and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our December 31, 2009 and June 30, 2009 financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as Receivables for investments sold and Payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available are valued at such market quotations.

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1) Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

2) the independent valuation firm conducts independent appraisals and makes their own independent assessment;

3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

4) the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC” or “Codification”) 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards.

In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“ASC 820-10-65”). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (“ASC 2010-06”). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers’ disclosures about postretirement benefit plan assets. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

Federal and State Income Taxes

We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

We adopted FASB ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of December 31, 2009 and for the three and six months then ended, we did not have a liability for any unrecognized tax benefits. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Revenue Recognition

Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current. As of December 31, 2009, approximately 5.7% of our net assets are in non-accrual status.

Dividend income is recorded on the ex-dividend date.

Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Statement of Assets and Liabilities Overview

During the six months ended December 31, 2009, net assets have increased by $104,881 from $532,596 as of June 30, 2009 to $637,477 as of December 31, 2009. This net increase in assets primarily resulted from $195,833 of capital share transactions including 8,444,068 of shares issued in conjunction with the Patriot Acquisition, offset by $67,721 in dividends declared to our stockholders. During this six month period we recognized net investment income of $29,243, a decrease in net assets due to realized losses of $51,229 and a decrease in net assets due to changes in unrealized depreciation of investments of $1,245.

The aggregate fair value of our portfolio investments was $648,135 and $547,168 as of December 31, 2009 and June 30, 2009, respectively. During the six months ended December 31, 2009, our net cost of investments increased by $102,212, or 19.2%, primarily from the acquisition of Patriot. At December 31, 2009, we were invested in 55 long-term portfolio investments.

Investment Activity

During the six months ended December 31, 2009, we acquired $207,126 of investments from Patriot, completed follow-on investments in existing portfolio companies totaling approximately $7,321, and recorded PIK interest of $2,059, resulting in gross investment originations with a cost basis of $216,506. The more significant of these investments are described briefly in the following:

During the six months ended December 31, 2009, we made follow-on secured debt investments of $1,423 in Iron Horse Coiled Tubing, Inc. (“Iron Horse”) in support of the build out of additional equipment and to fund working capital requirements.

During the six months ended December 31, 2009, we provided additional fundings of $3,376 to Yatesville Coal Holdings, Inc. (“Yatesville”) to fund ongoing operations.

On October 5, 2009 we purchased an additional secured debt investment of $1,675 in Resco Products, Inc. (“Resco”) at a discount of $670, increasing our cost basis by $1,005 in this investment.

On October 30, 2009, we made a follow-on secured subordinated debt investment of $500 in Ajax Rolled Ring & Machine (“Ajax”).

On December 2, 2009, we acquired portfolio investments with a face amount of $289,030 for $207,126 from Patriot.

During the six months ended December 31, 2009, we closed-out six positions which are briefly described below.

On August 31, 2009, C&J Cladding, LLC (“C&J”) repaid the $3,150 loan receivable to us and we received an additional 5% prepayment penalty totaling $158. We continue to hold warrants for common units in this investment.

On September 4, 2009, Peerless Manufacturing Co. repaid the $20,000 loan receivable to us.

On December 4, 2009, CS Operating, LLC repaid the $4,460 loan receivable to us.

On December 10, 2009, Resco repaid the $11,425 loan receivable to us.

On December 17, 2009, ADAPCO, Inc. (“ADAPCO”) repaid the $7,466 loan receivable to us. We continue to hold warrants for common stock in this investment.

On December 18, 2009, Quartermaster, Inc. (“Quartermaster”) repaid the $11,274 loan receivable to us.

On December 31, 2009, we sold our investment in Aylward Enterprises, LLC (“Aylward”) for net amount of $4,775.

During the six months ended December 31, 2009, we also received principal amortization payments of $7,184 on several loans.

On September 30, 2008, we settled our net profits interests (“NPIs”) in IEC Systems LP (“IEC”) and Advanced Rig Services LLC (“ARS”) with the companies for a combined $12,576. IEC and ARS originally issued the NPIs to us when we loaned a combined $25,600 to IEC and ARS on November 20, 2007. In conjunction with the NPI realization, we recognized other income of $12,576 simultaneously reinvested the $12,576 as incremental senior secured debt in IEC and ARS. The incremental debt will amortize over the period ending November 20, 2010.

The following is a quarter-by-quarter summary of our investment activity:

Quarter-End	Acquisitions(1)	Dispositions(2)

December 31, 2009	$210,438	$45,494
September 30, 2009	6,066	24,241
June 30, 2009	7,929	3,148
March 31, 2009	6,356	10,782
December 31, 2008	13,564	2,128
September 30, 2008	70,456	10,949
June 30, 2008	118,913	61,148
March 31, 2008	31,794	28,891
December 31, 2007	120,846	19,223
September 30, 2007	40,394	17,949
June 30, 2007	130,345	9,857
March 31, 2007	19,701	7,731
December 31, 2006	62,679	17,796
September 30, 2006	24,677	2,781
June 30, 2006	42,783	5,752
March 31, 2006	15,732	901
December 31, 2005	—	3,523
September 30, 2005	25,342	—
June 30, 2005	17,544	—
March 31, 2005	7,332	—
December 31, 2004	23,771	32,083
September 30, 2004	30,371	—

Since inception	$1,027,033	$304,377

(1)	Includes new deals, additional fundings, refinancings and PIK interest.

(2)	Includes scheduled principal payments, prepayments and refinancings.

Investment Holdings

As of December 31, 2009, we continue to pursue our investment strategy. Despite our name change to “Prospect Capital Corporation” and the termination of our policy to invest at least 80% of our net assets in energy companies in May 2007, we currently have a concentration of investments in companies in the energy and energy related industries. This concentration continues to decrease as we make investments outside of the energy and energy related industries. Some of the companies in which we invest have relatively short or no operating histories. These companies are and will be subject to all of the business risk and uncertainties associated with any new business enterprise, including the risk that these companies may not reach their investment objective or the value of our investment in them may decline substantially or fall to zero.

Our portfolio had an annualized current yield of 15.6% and 16.0% across all our long-term debt and certain equity investments as of December 31, 2009 and December 31, 2008, respectively. At December 31, 2009, this yield includes interest from all of our long-term investments as well as dividends from Gas Solutions Holdings, Inc. (“GSHI”) and NRG Manufacturing, Inc. (“NRG”). We expect the current yield to decline over time as add to the portfolio. Monetization of other equity positions that we hold is not included in this yield calculation. In each of our portfolio companies, we hold equity positions, ranging from minority interests to majority stakes, which we expect over time to contribute to our investment returns. Some of these equity positions include features such as contractual minimum internal rates of returns, preferred distributions, flip structures and other features expected to generate additional investment returns, as well as contractual protections and preferences over junior equity, in addition to the yield and security offered by our cash flow and collateral debt protections.

We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

As of December 31, 2009, we own controlling interests in Ajax, AWCNC, LLC, C&J, Change Clean Energy Holdings, Inc. (“CCEHI”), Coalbed, Inc./Coalbed, LLC (formerly Conquest Cherokee, LLC) (“Coalbed”), Fischbein, LLC (“Fischbein”), Freedom Marine Services LLC (“Freedom Marine”), GSHI, Integrated Contract Services, Inc. (“ICS”), Iron Horse, NRG, Nupla Corporation (“Nupla”), R-V Industries, Inc. (“R-V”), Sidump’r Trailer Company, Inc. (“Sidump’r”) and Yatesville. We also own an affiliated interest in Appalachian Energy Holdings, LLC (“AEH”), Biotronic NeuroNetwork (“Biotronic”), Boxercraft Incorporated (“Boxercraft”), KTPS Holdings, LLC (“KTPS”), Miller Petroleum, Inc. (“Miller”), Smart, LLC (“Smart”) and Sport Helmets Holdings, LLC (“Sport Helmets”).

The following is a summary of our investment portfolio by level of control:

	December 31, 2009				June 30, 2009
		Percent of	Fair	Percent of		Percent of	Fair	Percent of
Level of Control	Cost	Portfolio	Value	Portfolio	Cost	Portfolio	Value	Portfolio

Control	$165,867	25.2%	$191,898	28.6%	$187,105	29.7%	$206,332	31.9%
Affiliate	68,052	10.4%	66,479	9.9%	33,544	5.3%	32,254	5.0%
Non-control/Non-affiliate	399,717	60.8%	389,758	58.0%	310,775	49.3%	308,582	47.8%
Money Market Funds	23,418	3.6%	23,418	3.5%	98,735	15.7%	98,735	15.3%

Total Portfolio	$657,054	100.0%	$671,553	100.0%	$630,159	100.0%	$645,903	100.0%

The following is our investment portfolio presented by type of investment at December 31, 2009 and June 30, 2009, respectively:

	December 31, 2009				June 30, 2009
		Percent of	Fair	Percent of		Percent of	Fair	Percent of
Level of Control	Cost	Portfolio	Value	Portfolio	Cost	Portfolio	Value	Portfolio

Money Market Funds	$23,418	3.6%	23,418	3.5%	$98,735	15.7%	$98,735	15.3%
Revolving Line of Credit	2,041	0.3%	2,013	0.3%	—	—%	—	—%
Senior Secured Debt	306,009	46.6%	281,321	41.9%	232,534	36.9%	220,993	34.2%
Subordinated Secured Debt	272,320	41.4%	239,968	35.7%	251,292	39.9%	194,547	30.1%
Subordinated Unsecured Debt	15,185	2.3%	15,771	2.4%	15,065	2.4%	16,331	2.5%
Preferred Stock	11,484	1.7%	6,106	0.9%	10,432	1.6%	4,139	0.7%
Common Stock	18,713	2.9%	82,213	12.2%	16,310	2.6%	89,278	13.8%
Membership Interests	5,124	0.8%	9,287	1.4%	3,031	0.5%	7,270	1.1%
Overriding Royalty Interests	—	—%	2,762	0.4%	—	—%	3,483	0.5%
Net Profit Interests	—	—%	1,451	0.2%	—	—%	2,561	0.4%
Warrants	2,760	0.4%	7,243	1.1%	2,760	0.4%	8,566	1.4%

Total Portfolio	$657,054	100.0%	$671,553	100.0%	$630,159	100.0%	$645,903	100.0%

The following is our investment portfolio presented by geographic location of the investment at December 31, 2009 and June 30, 2009, respectively:

	December 31, 2009				June 30, 2009
		Percent of	Fair	Percent of		Percent of	Fair	Percent of
Level of Control	Cost	Portfolio	Value	Portfolio	Cost	Portfolio	Value	Portfolio

Canada	$20,717	3.1%	$12,318	1.8%	$19,344	3.1%	$12,606	2.0%
Midwest US	115,332	17.6%	122,125	18.2%	77,681	12.3%	84,097	13.0%
Northeast US	61,171	9.3%	53,823	8.0%	44,875	7.1%	47,049	7.3%
Southeast US	189,313	28.8%	152,209	22.7%	164,652	26.1%	101,710	15.7%
Southwest US	183,428	27.9%	245,792	36.6%	178,993	28.4%	253,615	39.3%
Western US	63,675	9.7%	61,868	9.2%	45,879	7.3%	48,091	7.4%
Money Market Funds	23,418	3.6%	23,418	3.5%	98,735	15.7%	98,735	15.3%

Total Portfolio	$657,054	100.0%	$671,553	100.0%	$630,159	100.0%	$645,903	100.0%

The following is our investment portfolio presented by industry sector of the investment at December 31, 2009 and June 30, 2009, respectively:

	December 31, 2009				June 30, 2009
		Percent of	Fair	Percent of		Percent of	Fair	Percent of
Level of Control	Cost	Portfolio	Value	Portfolio	Cost	Portfolio	Value	Portfolio

Aerospace and Defense	$56	—%	$48	—%	$—	—%	$—	—%
Automobile	868	0.1%	868	0.1%	—	—%	—	—%
Biomass Power	2,825	0.4%	1,976	0.3%	2,530	0.4%	2,530	0.4%
Construction Services	5,028	0.8%	1,165	0.2%	5,017	0.8%	2,408	0.4%
Contracting	16,652	2.5%	5,275	0.8%	16,652	2.6%	5,000	0.8%
Ecological	141	—%	295	—%	—	%	—	—%
Electronics	14,910	2.3%	14,994	2.2%	—	%	—	—%
Financial Services	25,685	3.9%	24,511	3.6%	25,424	4.0%	23,073	3.6%
Food Products	34,634	5.3%	37,412	5.6%	27,413	4.4%	29,416	4.6%
Gas Gathering and Processing	35,003	5.3%	85,187	12.7%	35,003	5.6%	85,187	13.2%
Healthcare	88,217	13.4%	92,253	13.7%	57,535	9.1%	60,293	9.3%

	December 31, 2009				June 30, 2009
		Percent of	Fair	Percent of		Percent of	Fair	Percent of
Level of Control	Cost	Portfolio	Value	Portfolio	Cost	Portfolio	Value	Portfolio

Home and Office Furnishings, Housewares and Durable	2,436	0.4%	2,432	0.4%	—	—%	—	—%
Insurance	3,873	0.6%	3,871	0.6%	—	—%	—	—%
Machinery	26,952	4.1%	27,088	4.0%	—	—%	—	—%
Manufacturing	80,590	12.3%	83,112	12.4%	90,978	14.4%	110,929	17.2%
Metal Services and Minerals	9,492	1.4%	12,180	1.8%	3,302	0.5%	7,133	1.1%
Mining, Steel, Iron and Non-Precious Metals and Coal Production	10,527	1.6%	10,705	1.6%	48,890	7.8%	13,097	2.0%
Oil and Gas Production	104,469	15.9%	93,904	14.0%	104,183	16.5%	104,806	16.2%
Oilfield Fabrication	32,337	4.9%	32,337	4.8%	34,247	5.4%	34,931	5.4%
Personal and Nondurable Consumer Products	28,705	4.4%	28,845	4.3%	—	—%	—	—%
Pharmaceuticals	11,952	1.8%	12,000	1.8%	11,949	2.0%	11,452	1.8%
Printing and Publishing	7,640	1.2%	7,803	1.2%	—	—%	—	—%
Production Services	20,717	3.2%	12,318	1.8%	19,344	3.1%	12,606	1.9%
Retail	14,670	2.2%	2,388	0.4%	14,623	2.3%	6,272	1.0%
Shipping Vessels	7,899	1.2%	6,181	0.9%	7,160	1.1%	7,381	1.1%
Specialty Minerals	15,814	2.4%	17,806	2.7%	15,814	2.5%	18,924	2.9%
Technical Services	11,373	1.7%	11,615	1.7%	11,360	1.8%	11,730	1.8%
Textiles and Leather	20,171	3.1%	19,566	2.9%	—	—%	—	—%
Money Market Funds	23,418	3.6%	23,418	3.5%	98,735	15.7%	98,735	15.3%

Total Portfolio	$657,054	100.0%	$671,553	100.0%	$630,159	100.0%	$645,903	100.0%

Investment Valuation

In determining the fair value of our portfolio investments at December 31, 2009, the Audit Committee considered valuations from the independent valuation firm and from management having an aggregate range of $604,614 to $680,622, excluding money market investments.

In determining the range of value for debt instruments, management and the independent valuation firm generally shadow rated the investment and then based upon the range of ratings, determined appropriate yields to maturity for a loan rated as such. A discounted cash flow analysis was then prepared using the appropriate yield to maturity as the discount rate, yielding the ranges. For equity investments, the enterprise value was determined by applying EBITDA multiples for similar recent investment sales. For stressed equity investments, a liquidation analysis was prepared.

The Board of Directors looked at several factors in determining where within the range to value the asset including: recent operating and financial trends for the asset, independent ratings obtained from third parties and comparable multiples for recent sales of companies within the industry. The composite of all these analysis, applied to each investment, was a total valuation of $648,135, excluding money market investments.

Our investments are generally lower middle market companies, outside of the financial sector, with less than $30,000 of annual EBITDA. We believe our market has experienced less volatility than others because we believe there are more buy and hold investors who own these less liquid investments.

During the six months ended December 31, 2009, there has been a general improvement in the markets in which we operate and market rates of interest demanded for middle market loans have decreased. The fair value is limited on the high side to the loans par value, plus any prepayment penalties that would be imposed. Many of the debt investments in this category have not seen a significant change in value as they were previously valued at or near par value. In comparison to assets held as of June 30, 2009, these assets include: American Gilsonite Company,

Biotronic, Castro Cheese Company, Inc., IEC/ARS, Maverick Healthcare, LLC, Qualitest Pharmaceuticals, Inc., Regional Management Corp., Shearer’s Foods, Inc., Stryker Energy, LLC, TriZetto Group and Unitek. Such assets acquired from Patriot include: Aircraft Fasteners International, LLC, Boxercraft, Copernicus Group, EXL Acquisition Corp., Fairchild Industrial Products Co., Hudson Products Holdings, Inc., KTPS, Label Corp Holdings, Inc., LHC Holdings Corp., Northwestern Management Services LLC, R-O-M Corporation and Sport Helmets.

Nine debt investments were made to companies that are not performing in line with budget expectations as of December 31, 2009 and have seen a diminution of value since June 30, 2009 (Ajax, Coalbed, Deb Shops, Inc., H&M Oil & Gas, LLC, Iron Horse, NRG, R-V, Wind River Resources Corp. and Wind River II Corp. and Yatesville). The valuation of these assets is further stressed by declining market demand within their respective industries, primarily retail, industrial and energy-related. For these assets, we have increased the market interest rates to take into account the increased credit risk, illiquidity and general changes in current interest rates for similar assets to determine their fair value.

Five portfolio companies (ADAPCO, C&J, Diamondback, Miller and R-V) are equity investments for which the previously outstanding debt has been repaid.

Control investments offer increased risk and reward over straight debt investments. Operating results and changes in market multiples can result in dramatic changes in values from quarter to quarter. Significant downturns in operations can further result in our looking to recoveries on sales of assets rather than the enterprise value of the investment. Several control investments in our portfolio are under enhanced scrutiny by our senior management and our Board of Directors and are discussed below.

Ajax Rolled Ring & Machine, Inc.

We acquired a controlling equity interest in Ajax in a recapitalization of the company that was closed on April 4, 2008. We funded $22,000 of senior secured term debt, $11,500 of subordinated term debt and $6,300 of equity as of that closing. As of December 31, 2009, we control 78.1% of the fully-diluted common and preferred equity.

Ajax forges seamless steel rings sold to various customers. The rings are used in a range of industrial applications, including in construction equipment and wind power turbines. Ajax’s business is cyclical, and the business suffered in light of the global macroeconomic crisis of the past several quarters. 2008 was relatively strong for Ajax, but in the first half of 2009, Ajax experienced massive cuts in ordering of steel rings by its key customers. The second half of 2009 showed steady improvement versus very weak performance in the first half of the year and despite improvement in the second half of the year, Ajax’s overall performance in 2009 was well below that of 2008. At December 31, 2009, Ajax had a backlog of new business that would indicate continued improvement through 2010.

The Board of Directors wrote-down the fair value of our investment in Ajax to $25,802 as of December 31, 2009, a reduction of $14,059 from its amortized cost, compared to the $7,581 unrealized loss recorded at June 30, 2009.

Change Clean Energy Holdings Inc. and Change Clean Energy, Inc., f/k/a Worcester Energy Partners, Inc.

Change Clean Energy, Inc. (“CCEI”) is an investment that we originated in September 2005 which owns and operated a bio-mass energy plant. In March 2009 CCEI ceased operations temporarily as it was not economically feasible to make a profit based on the cost of materials and the price being paid for electricity. During that quarter, we determined that it was appropriate to institute foreclosure proceedings against the co-borrowers of our debt to take full control of the assets. In anticipation of such proceedings CCEHI was established and on March 11, 2009, the foreclosure was completed and the assets were assigned to a wholly owned subsidiary of CCEHI. During the six months ended December 31, 2009, we provided additional funding of $296 to CCEHI to fund ongoing operations. CCEI currently has no material operations. At June 30, 2009 we determined that the impairment at both CCEI and CCEHI was other than temporary and recognized a realized loss of $41,134, which was the amount by which the amortized cost exceeded the fair value. At December 31, 2009, our Board of Directors, under recommendation from senior management, has set the value of the CCEHI investment at $1,976, a reduction of $849 from its amortized cost.

Gas Solutions Holdings, Inc.

GSHI is an investment that we made in September 2004 in which we own 100% of the equity. GSHI is a midstream gathering and processing business located in East Texas. GSHI has improved its operations and we have experienced an increase in revenue, gross margin, and EBITDA (the later two metrics on both an absolute and a percentage of revenues basis) over the past five years.

During the past two years, we have been in discussions with multiple interested purchasers for Gas Solutions. While we wish to unlock the value in Gas Solutions, we do not wish to enter into any agreement at any time that does not recognize the long term value we see in Gas Solutions. As a well hedged midstream asset, which will generate predictable and consistent cash flows to us, Gas Solutions is a valuable asset that we wish to sell at a value-maximizing price, or not at all. We continue discussions with interested parties, but have a patient approach toward the process. In addition, a sale of the assets, rather than the stock of GSHI, might result in a significant tax liability at the GSHI level which will need to be paid prior to any distribution to us.

In early May 2008, Gas Solutions II Ltd purchased a series of propane puts at $0.10 out of the money and at prices of $1.53 per gallon and $1.394 per gallon covering the periods May 1, 2008, through April 30, 2009, and May 1, 2009, through April 30, 2010, respectively. These hedges were executed at close to the highest market propane prices ever achieved on an historical basis; such hedges preserve the upside of Gas Solutions II Ltd to benefit from potential future increases in commodity prices. GSHI generated approximately $26,172 of EBITDA for the fiscal year ending December 31, 2008, an increase of 67% from 2007 results. Despite the volatility in commodity prices over the last year, GSHI generated approximately $25,816 of EBITDA for the fiscal year ending December 31, 2009.

In determining the value of GSHI, we have utilized several valuation techniques to determine the value of the investment. These techniques offer a wide range of values. Our Board of Directors has determined the value to be $85,187 for our debt and equity positions at December 31, 2009 based upon a combination of a discounted cash flow analysis and a public comparables analysis. At December 31, 2009 and June 30, 2009, GSHI was valued $50,184 above its amortized cost.

Integrated Contract Services, Inc.

ICS is an investment that we made in April 2007. Prior to January 2009, ICS owned the assets of ESA Environmental Specialists, Inc. (“ESA”) and 100% of the stock of The Healing Staff (“THS”). ESA originally defaulted under our contract governing our investment in ESA, prompting us to commence foreclosure actions with respect to certain ESA assets in respect of which we have a priority lien. In response to our actions, ESA filed voluntarily for reorganization under the bankruptcy code on August 1, 2007. On September 20, 2007, the U.S. Bankruptcy Court approved a Section 363 Asset Sale from ESA to us. To complete this transaction, we contributed our ESA debt to a newly-formed entity, ICS, and provided funds for working capital on October 9, 2007. In return for the ESA debt, we received senior secured debt in ICS of equal amount to our ESA debt, preferred stock of ICS, and 49% of the ICS common stock. ICS subsequently ceased operations and assigned the collateral back to us. ICS is in default of both payment and financial covenants. During September and October 2007, we provided $1,170 to THS for working capital.

In January 2009, we foreclosed on the real and personal property of ICS. Through this foreclosure process, we gained 100% ownership of THS and certain ESA assets. Based upon an analysis of the liquidation value of the ESA assets and the enterprise value of THS, our Board of Directors affirmed the fair value of our investment in ICS at $5,275 at December 31, 2009, a reduction of $11,377 from its amortized cost, compared to the $11,652 unrealized loss recorded at June 30, 2009.

Iron Horse Coiled Tubing, Inc.

Iron Horse is an investment that we made in April 2006. Iron Horse had been a provider of coiled tubing subcontractor services prior to making a strategic decision in late 2007 to directly service natural gas and oil producers in the Western Canadian Sedimentary Basin (“WCSB”) as a fracturing services provider. As a result of the business transition, the Company’s 2008 financial performance declined significantly from 2007 levels. Iron

Horse completed its transition from a subcontractor to a direct service provider in 2009, but natural gas prices fell to trough levels due to the recession and heightened natural gas inventory levels. Since November 2009, Iron Horse has seen increased activity in the WCSB and is now completing wells for several large producers in the WCSB.

Prior to December 31, 2007, we owned 8.5% of the common stock in Iron Horse. On December 31, 2007, we received an additional 50.3% of the common stock in Iron Horse, which increased our total ownership to 58.8%. Through a series of subsequent loans that were used to construct equipment and facilitate the transition from a subcontractor to a direct service provider, we secured an additional 21.0% of the common stock in Iron Horse in September 2008, which increased our total ownership to 79.8% of the common stock in Iron Horse.

The Board of Directors wrote-down the fair value of our investment in Iron Horse to $12,318 as of December 31, 2009, a reduction of $8,399 from its amortized cost, compared to the $6,738 unrealized loss recorded at June 30, 2009.

Yatesville Coal Holdings, Inc.

All of our coal holdings have been consolidated under common management in Yatesville. Yatesville began to show improvement after the consolidation of the coal holdings, but the company exhausted its permitted reserves in December 2008 and has not had any meaningful revenue stream since. We continue to evaluate strategies for Yatesville such as soliciting indications of interest regarding a transaction involving part or all of recoverable reserves. During the six months ended December 31, 2009, we provided additional funding of $3,376 to Yatesville to fund ongoing operations including new permitting. During the quarter, we discontinued operations at Yatesville. As of December 31, 2009, our Board of Directors determined that consistent with the decision to discontinue operations, the impairment of Yatesville was other than temporary and we recorded a realized loss of $51,228 which was the amount that the amortized cost exceeded the fair value at December 31, 2009. Our Board of Directors set the value of the remaining Yatesville investment at $1,035, which represents the residual value of recoverable reserves, as of December 31, 2009, a reduction of $12,062 from its value as of June 30, 2009.

Capitalization

Our investment activities are capital intensive and the availability and cost of capital is a critical component of our business. We capitalize our business with a combination of debt and equity. Our debt is currently consists of a revolving credit facility availing us of the ability to borrow debt subject to borrowing base determinations and our equity capital is currently comprised entirely of common equity.

On June 25, 2009, we completed a first closing on an expanded $250,000 syndicated revolving credit facility (the “Facility”). The new Facility, for which six lenders have closed on $210,000 to date, includes an accordion feature which allows the Facility to accept up to an aggregate total of $250,000 of commitments for which we continue to solicit additional commitments from other lenders for the additional $40,000. The revolving period of the Facility extends through June 2010, with an additional one year amortization period after the completion of the revolving period. As of December 31, 2009 and June 30, 2009, we had $10,000 and $124,800 of borrowings outstanding under our credit facility, respectively.

Interest on borrowings under the credit facility is one-month Libor plus 400 basis points, subject to a minimum Libor floor of 200 basis points after that date. The maintenance of this facility requires us to pay a fee for the amount not drawn upon. This fee assessed at the rate of 100 basis points per annum. The following table shows the facility amounts and outstanding borrowings at December 31, 2009 and June 30, 2009:

	As of		As of
	December 31, 2009		June 30, 2009
	Facility	Amount	Facility	Amount
	Amount	Outstanding	Amount	Outstanding

Revolving Credit Facility	$195,000	$10,000	$175,000	$124,800

The following table shows the contractual maturity of our revolving credit facility at December 31, 2009:

	Payments Due By Period
	Less Than		More Than
	1 Year	1-3 Years	3 Years

Credit Facility Payable	$10,000	$—	$—

During the six months ended December 31, 2009, we completed public and private offerings and raised $97,675 of additional equity by issuing 11,431,797 shares of our common stock below net asset value diluting shareholder value by $0.75 per share. We also issued 8,444,068 shares to acquire Patriot increasing net asset value to shareholders by $0.03 per share. The following table shows the calculation of net asset value per share as of December 31, 2009 and June 30, 2009:

	As of	As of
	December 31, 2009	June 30, 2009

Net Assets	$637,477	$532,596
Shares of common stock outstanding	63,349,746	42,943,084

Net asset value per share	$10.06	$12.40

At December 31, 2009, we had 63,349,746 of our common stock issued and outstanding.

Results of Operations

For the three months ended December 31, 2009 and December 31, 2008, the net (decrease) increase in net assets resulting from operations was ($16,853) and $6,524, respectively, representing ($0.29) and $0.22 per share, respectively. We experienced a net realized and unrealized loss of $33,778 or approximately $0.59 per share in the three months ended December 31, 2009. This compares with the net realized and unrealized loss of $5,436 during the three months ended December 31, 2008 or approximately $0.18 per share.

For the six months ended December 31, 2009 and December 31, 2008, the net (decrease) increase in net assets resulting from operations was ($23,231) and $20,522, respectively, representing ($0.43) and $0.69 per share, respectively. We experienced a net realized and unrealized loss of $52,474 or approximately $0.98 per share in the six months ended December 31, 2009. This compares with the net realized and unrealized loss of $14,940 during the six months ended December 31, 2008 or approximately $0.51 per share.

While we seek to maximize gains and minimize losses, our investments in portfolio companies can expose our capital to risks greater than those we may anticipate as these companies are typically not issuing securities rated investment grade, have limited resources, have limited operating history, are generally private companies with limited operating information available and are likely to depend on a small core of management talents. Changes in any of these factors can have a significant impact on the value of the portfolio company.

Investment Income

We generate revenue in the form of interest income on the debt securities that we own, dividend income on any common or preferred stock that we own, and amortized loan origination fees on the structuring of new deals. Our investments, if in the form of debt securities, will typically have a term of one to ten years and bear interest at a fixed or floating rate. To the extent achievable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. We also may acquire minority or majority equity interests in our portfolio companies, which may pay cash or in-kind dividends on a recurring or otherwise negotiated basis. In addition, we may generate revenue in other forms including prepayment penalties and possibly consulting fees. Any such fees generated in connection with our investments are recognized as earned.

Investment income consists of interest income, including accretion of loan origination fees and prepayment penalty fees, dividend income and other income, including net profits interest, overriding royalties interest and structuring fees. The following table details the various components of investment income and the related levels of debt investments for the three months ended December 31, 2009 and December 31, 2008:

	For the Three		For the Six
	Months Ended		Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Interest income	$18,539	$17,241	$33,374	$34,797
Dividend income	4,170	4,665	10,388	9,388
Other income	6,174	307	6,638	13,827

Total investment income	$28,883	$22,213	$50,400	$58,012

Average debt principal of investments	$571,809	$537,101	$535,069	$517,421

Weighted-average interest rate earned	12.86%	12.74%	12.37%	13.34%

Total investment income increased significantly from $22,213 for the three months ended December 31, 2008 to $28,883 for the six months ended December 31, 2009. This $6,670 increase is primarily due to the Patriot acquisition, for which we recognized a gain from the acquisition of $5,714 and purchase discount accretion of $5,320 during the three months ended December 31, 2009. The discount accretion includes $4,560 of accelerated accretion from early repayments of ADAPCO, Quartermaster and Aylward. Total investment income has decreased for the six months ended December 31, 2009 from the amount reported for the six months ended December 31, 2008 primarily due to a decrease in other income. This $7,189 decrease in other income is primarily due to the settlement of our net profit interests in IEC/ARS for $12,576 during the six months ended December 31, 2008, partially offset but gain from the acquisition of Patriot.

Average principal balances of debt investments have increased from $537,101 for the three months ended December 31, 2008 to $571,809 for the three months ended December 31, 2009. For the six months ended December 31, 2008 and 2009, average principal balances of debt investments increased from $517,421 to $535,069, respectively. These increases are primarily due to the Patriot acquisition which resulted in an additional $289,030 of debt principal to our portfolio.

The weighted-average interest rate earned increased from 12.74% for the three months ended December 31, 2008 to 12.86% for the three months ended December 31, 2009. This increase is primarily the result of purchase discount accretion of $5,320 from the Patriot acquisition. For the six months ended December 31, 2008 and 2009, weighted-average interest rate earned decreased from 13.34% to 12.37%, respectively. This decrease is primarily the result of Patriot acquisition purchase discount accretion, offset by foregone interest on non-accrual loans. During the six month period ended December 31, 2009, interest of $12,510 was foregone on non-accrual debt investments compared to $4,983 of forgone interest for the three months ended December 31, 2008. Without adjustments for foregone interest and purchase discount accretion from the Patriot acquisition, the weighted average interest rates earned on debt investments would have been 15.0% and 15.3% for the three months ended December 31, 2009 and 2008, respectively.

Operating Expenses

Our primary operating expenses consist of investment advisory fees (base management and income incentive fees), credit facility costs, legal and professional fees and other operating and overhead-related expenses. These expenses include our allocable portion of overhead under the Administration Agreement with Prospect Administration under which Prospect Administration provides administrative services and facilities for us. Our investment advisory fees compensate our Investment Adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments. We bear all other costs and expenses of our operations and transactions in accordance with our Administration Agreement with Prospect Administration. Operating expenses were $11,958 and $10,253 for the three months ended December 31, 2009 and December 31, 2008, respectively. Operating expenses were $21,157 and $22,550 for the six months ended December 31, 2009 and December 31, 2008, respectively.

The base management fee was $3,176 and $2,940 for the three months ended December 31, 2009 and December 31, 2008, respectively. The base management fee was $6,385 and $5,763 for the six months ended December 31, 2009 and December 31, 2008, respectively. The increase in this expense for the three and six months ended December 31, 2009 is directly related to our growth in total assets.

For the three months ended December 31, 2009 and December 31, 2008, we incurred $4,231 and $2,990, respectively, of income incentive fees. The $1,241 increase in the income incentive fee for the respective three-month period is driven by an increase in pre-incentive fee net investment income from $14,950 for the three months ended December 31, 2008 to $21,156 for the three months ended December 31, 2009, primarily the result of additional investment income from the Patriot acquisition. For the six months ended December 31, 2009 and December 31, 2008, we incurred $7,311 and $8,865, respectively, of income incentive fees. The $1,554 decrease in the income incentive fee for the respective six-month period is driven by a decrease in pre-incentive fee net investment income from $44,327 for the six months ended December 31, 2008 to $36,554 for the six months ended December 31, 2009, primarily the result of the settlement of net profits interest in IEC/ARS in the 2008 period offset by the income from the Patriot acquisition. No capital gains incentive fee has yet been incurred pursuant to the Investment Advisory Agreement.

During the three and six months ended December 31, 2009, we incurred $1,995 and $3,369 of expenses related to our credit facility. This compares with expenses of $1,965 and $3,483 incurred during the three and six months ended December 31, 2008. These expenses are related directly to the leveraging capacity put into place for each of those periods and the levels of indebtedness actually undertaken during those quarters. The table below describes the various credit facility expenses and the related indicators of leveraging capacity and indebtedness during these periods.

	For the Three		For the Six
	Months Ended		Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Interest on borrowings	$266	$1,712	$393	$2,942
Amortization of deferred financing costs	1,282	180	2,106	360
Commitment and other fees	447	73	870	181

Total	$1,995	$1,965	$3,369	$3,483

Weighted-average debt outstanding	$17,609	$137,525	$13,003	$125,845

Weighted-average interest rate on borrowings	6.00%	4.94%	6.00%	4.64%

Facility amount at beginning of period	$195,000	$200,000	$195,000	$200,000

The increase in our interest rate incurred is primarily due to an increase of 150 basis points in our current borrowing rate effective June 25, 2009.

As our asset base has grown and we have added complexity to our capital raising activities, due, in part, to our assumption of the sub-administration role from Vastardis, we have commensurately increased the size of our administrative and financial staff, accounting for a significant increase in the overhead allocation from Prospect Administration. Over the last year, Prospect Administration has added several additional staff members, including a senior finance professional, a controller, two corporate counsels and other finance professionals. As our portfolio continues to grow, we expect to continue to increase the size of our administrative and financial staff on a basis that provides increasing returns to scale. However, initial investments in administrative and financial staff may not provide returns to scale immediately, perhaps not until the portfolio increases to a greater size. Other allocated expenses from Prospect Administration have, as expected, increased alongside with the increase in staffing and asset base.

Legal costs increased from $184 for the three months ended December 31, 2008 to $390 for the three months ended December 31, 2009 primarily due to the increased size of our portfolio. Legal costs decreased from $483 for the six months ended December 31, 2008 to $390 for the six months ended December 31, 2009 as there were legal matters in the prior year that are no longer active.

Net Investment Income, Net Realized (Loss) Gains, (Decrease) Increase in Net Assets from Net Change in Unrealized Depreciation/Appreciation and Net (Decrease) Increase in Net Assets Resulting from Operations

Net investment income was $16,925 and $11,960 for the three months ended December 31, 2009 and December 31, 2008, respectively. This $4,965 increase was due primarily to the Patriot acquisition, for we recognized a gain from the acquisition and purchase discount accretion, partially offset by increased advisory fees and forgone interest related to Iron Horse. Net investment income was $29,243 and $35,462 for the six months ended December 31, 2009 and December 31, 2008, respectively. This $6,219 decrease is due primarily to the settlement of our net profit interests in IEC/ARS during the six months ended December 31, 2008, offset by the Patriot acquisition, increased advisory fees and forgone interest related to Iron Horse for the six months ended December 31, 2009.

Net realized (loss) gains were ($51,229) and $16 for the three months ended December 31, 2009 and December 31, 2008, respectively. Net realized (loss) gains were ($51,229) and $1,661 for the six months ended December 31, 2009 and December 31, 2008, respectively. The net realized loss of $51,229 for the three and six months ended December 31, 2009 was due primarily to the impairment of Yatesville. See Investment Valuations for further discussion.

Net increase (decrease) in net assets from changes in unrealized appreciation/depreciation was $17,451 and ($5,452) for the three months ended December 31, 2009 and December 31, 2008, respectively. For the three months ended December 31, 2009, the $17,451 increase in net assets from the net change in unrealized appreciation/depreciation was driven primarily by our impairment of Yatesville which resulted in $40,856 being reversed out of unrealized, partially offset by write-downs of our investments in Ajax, H&M, NRG and R-V. For the three months ended December 31, 2008, the $5,452 decrease in net assets from the net change in unrealized appreciation/depreciation was driven primarily by write-downs to our investments in Deb Shops, Iron Horse, Qualitest, RMC, Resco, WEPI, and Yatesville which were partially offset by unrealized appreciation of our investment in GSHI.

Net decrease in net assets from changes in unrealized appreciation/depreciation was $1,245 and $16,601 for the six months ended December 31, 2009 and December 31, 2008, respectively. The $1,245 decrease occurring during the six months ended December 31, 2009 was primarily attributable to unrealized depreciation recognized for our investments in Ajax, Coalbed, Deb Shops, H&M, NRG, and R-V partially offset by the impairment of our investment in Yatesville of $51,228. The $16,601 decrease occurring during the six months ended December 31, 2008 was attributable to unrealized depreciation recognized for our investments in Deb Shops, Iron Horse, Qualitest, RMC, Resco, WEPI, and Yatesville partially offset by a write-up of our investment in GSHI.

Financial Condition, Liquidity and Capital Resources

For the six months ended December 31, 2009 and December 31, 2008, our operating activities provided (used) $155,128 and ($23,126) of cash, respectively. Investing activities for the Patriot acquisition used $106,586 and zero for the six months ended December 31, 2009 and December 31, 2008, respectively. Financing activities provided $54,640 and $25,009 of cash during the six months ended December 31, 2009 and December 31, 2008, respectively, which included the payments of dividends of $36,469 and $22,221, during the six months ended December 31, 2009 and December 31, 2008, respectively.

Our primary uses of funds have been to continue to invest in our investments in portfolio companies, to add new companies to our investment portfolio, acquire Patriot, repay outstanding borrowings and to make cash distributions to holders of our common stock.

We have and may continue to fund a portion of our cash needs through borrowings from banks, issuances of senior securities or secondary offerings. We may also securitize a portion of our investments in mezzanine or senior secured loans or other assets. Our objective is to put in place such borrowings in order to enable us to expand our portfolio. At December 31, 2009, we had $10,000 outstanding borrowings on our $195,000 revolving credit facility. Subsequent to December 31, 2009, we completed a closing for an additional $15,000 commitment to the revolving credit facility, increasing total commitments to $210,000.

On September 6, 2007, our Registration Statement on Form N-2 was declared effective by the SEC. At December 31, 2009, under the Registration Statement, we had remaining availability to issue up to approximately $147,500 of our equity securities over the next eight months.

We also continue to generate liquidity through public and private stock offerings. On July 7, 2009 we completed a public stock offering for 5,175,000 shares of our common stock at $9.00 per share, raising $46,575 of gross proceeds. On August 20, 2009 and September 24, 2009, we issued 3,449,686 shares and 2,807,111 shares, respectively, of our common stock at $8.50 and $9.00 per share, respectively, in private stock offerings, raising $29,322, and $25,264 of gross proceeds, respectively. Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. Under the terms and conditions of the registration rights agreement, we filed with the SEC a post-effective amendment to the registration statement on Form N-2 on November 6, 2009. Such amendment was declared effective by the SEC on November 9, 2009.

On December 2, 2009 we acquired the outstanding shares of Patriot common stock for approximately $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

Off-Balance Sheet Arrangements

At December 31, 2009, we did not have any off-balance sheet liabilities or other contractual obligations that are reasonably likely to have a current or future material effect on our financial condition, other than those which originate from 1) the investment advisory and management agreement and the administration agreement and 2) the portfolio companies.

Developments Since the End of the Fiscal Quarter

On January 25, 2010, we issued 236,985 shares of our common stock in connection with the dividend reinvestment plan.

On January 4, 2010, we completed a closing for an additional $15,000 commitment to the Facility, increasing total commitments to $210,000.

Merger Discussions with Allied Capital Corporation

On January 14, 2010, Prospect Capital delivered a proposal letter to the Allied Capital Board (the “First Prospect Capital Merger Offer Letter”) containing an offer to acquire each outstanding Allied Capital Corporation (“Allied Capital”) Share in exchange for 0.385 of a share of Prospect Capital Common Stock (the “First Prospect Capital Merger Offer”).

On January 19, 2010, Allied Capital filed a Form 8-K stating that the Allied Capital Board determined that the First Prospect Capital Merger Offer did not constitute a “Superior Proposal” as such term is defined in the Ares Capital Merger Agreement.

On January 20, 2010, Prospect Capital issued a press release containing a copy of a letter it subsequently sent to the Allied Capital Board in connection with the First Prospect Capital Merger Offer.

On January 26, 2010, Prospect Capital announced that it delivered another letter to the Allied Capital Board, raising its offer to acquire Allied Capital (the “Second Prospect Capital Merger Offer Letter”).

On February 3, 2010, Allied Capital informed us and filed a Form 8-K stating that the Allied Capital Board determined that the Second Prospect Capital Merger Offer did not constitute a “Superior Proposal” as such term is defined in the Ares Capital Merger Agreement.

On February 9, 2010, Prospect Capital announced that it delivered another letter to the Allied Capital Board, raising its offer to acquire Allied Capital (the “Third Prospect Capital Merger Offer Letter”).

On February 11, 2010, Allied Capital informed us and filed a Form 8-K stating that the Allied Capital Board determined that the Third Prospect Capital Merger Offer did not constitute a “Superior Proposal” as such term is defined in the Ares Capital Merger Agreement. Prospect Capital has filed proxy materials to solicit Allied Shareholders to vote against Allied’s proposed merger with Ares Capital Corporation. A merger with Allied would be material to Prospect Capital and its shareholders. If Prospect Capital were to negotiate a merger agreement with Allied, Prospect Capital would provide extensive disclosure to its shareholders regarding the terms and conditions of and risks regarding such transaction.

REPORT OF MANAGEMENT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

Management is responsible for establishing and maintaining adequate internal control over financial reporting, and for performing an assessment of the effectiveness of internal control over financial reporting as of June 30, 2009. Internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting includes those policies and procedures that (i) pertain to assets of the Company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company; and (iii) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company’s assets that could have a material effect on the financial statements.

Management performed an assessment of the effectiveness of the Company’s internal control over financial reporting as of June 30, 2009 based upon criteria in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based on our assessment, management determined that the Company’s internal control over financial reporting was effective as of June 30, 2009 based on the criteria on Internal Control — Integrated Framework issued by COSO. There were no changes in our internal control over financial reporting during the quarter ended June 30, 2009 that have materially affected, or are reasonably likely to affect, our internal control over financial reporting.

Our management’s assessment of the effectiveness of our internal control over financial reporting as of June 30, 2009 has been audited by BDO Seidman LLP, an independent registered public accounting firm, as stated in their report which appears in the 10-K.

USE OF PROCEEDS

Unless otherwise specified in a prospectus supplement, we intend to use the net proceeds from selling Securities pursuant to this prospectus initially to maintain balance sheet liquidity, involving repayment of debt under our credit facility, investments in high quality short-term debt instruments or a combination thereof, and thereafter to make long-term investments in accordance with our investment objective. A supplement to this prospectus relating to each offering will provide additional detail, to the extent known at the time, regarding the use of the proceeds from such offering including any intention to utilize proceeds to pay expenses in order to avoid sales of long-term assets.

We anticipate that substantially all of the net proceeds of an offering of Securities pursuant to this prospectus will be used for the above purposes within six months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. In addition, we expect that there will be several offerings pursuant to this prospectus; we expect that substantially all of the proceeds from all offerings will be used within three years. Pending our new investments, we plan to invest a portion of net proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation — Temporary Investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

FORWARD-LOOKING STATEMENTS

Our annual report on Form l0-K for the year ended June 30, 2009, any of our quarterly reports on Form 10-Q or current reports on Form 8-K, or any other oral or written statements made in press releases or otherwise by or on behalf of Prospect Capital Corporation including this prospectus may contain forward looking statements within the meaning of the Section 21E of the Securities Exchange Act of 1934, as amended, which involve substantial risks and uncertainties. Forward looking statements predict or describe our future operations, business plans, business and investment strategies and portfolio management and the performance of our investments and our investment management business. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our industry, our beliefs, and our assumptions. Words such as “intends,” “intend,” “intended,” “goal,” “estimate,” “estimates,” “expects,” “expect,” “expected,” “project,” “projected,” “projections,” “plans,” “seeks,” “anticipates,” “anticipated,” “should,” “could,” “may,” “will,” “designed to,” “foreseeable future,” “believe,” “believes” and “scheduled” and variations of these words and similar expressions are intended to identify forward-looking statements. Our actual results or outcomes may differ materially from those anticipated. Readers are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date the statement was made. We undertake no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:

•	our future operating results,

•	our business prospects and the prospects of our portfolio companies,

•	the impact of investments that we expect to make,

•	the dependence of our future success on the general economy and its impact on the industries in which we invest,

•	the ability of our portfolio companies to achieve their objectives,

•	difficulty in obtaining financing or raising capital, especially in the current credit and equity environment,

•	the level and volatility of prevailing interest rates and credit spreads, magnified by the current turmoil in the credit markets,

•	adverse developments in the availability of desirable loan and investment opportunities whether they are due to competition, regulation or otherwise,

•	a compression of the yield on our investments and the cost of our liabilities, as well as the level of leverage available to us,

•	our regulatory structure and tax treatment, including our ability to operate as a business development company and a regulated investment company;

•	the adequacy of our cash resources and working capital;

•	the timing of cash flows, if any, from the operations of our portfolio companies;

•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments,

•	authoritative generally accepted accounting principles or policy changes from such standard-setting bodies as the Financial Accounting Standards Board, the Securities and Exchange Commission, Internal Revenue Service, the New York Stock Exchange, and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business; and

•	the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. Important assumptions include our ability to originate new loans and investments, certain margins and levels of profitability and the availability of additional capital. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

DISTRIBUTIONS

We have paid and intend to continue to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our distributions, if any, will be determined by our Board of Directors. Certain amounts of the quarterly distributions may from time to time be paid out of our capital rather than from earnings for the quarter as a result of our deliberate planning or by accounting reclassifications.

In order to maintain RIC tax treatment, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we are required to distribute with respect to each calendar year by January 31 of the following year an amount at least equal to the sum of

•	98% of our ordinary income for the calendar year,

•	98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

•	any ordinary income and net capital gains for preceding years that were not distributed during such years.

In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. This tax of $533,000 was paid in the quarter ending March 31, 2009.

In addition, although we currently intend to distribute realized net capital gains (which we define as net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may decide in the future to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we may be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, then stockholders’ cash dividends will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash dividends. See “Dividend Reinvestment Plan.” To the extent prudent and practicable, we intend to declare and pay dividends on a quarterly basis.

With respect to the dividends paid to stockholders, income from origination, structuring, closing, commitment and other upfront fees associated with investments in portfolio companies were treated as taxable income and accordingly, distributed to stockholders. For the fiscal year ended June 30, 2009, we declared total dividends of approximately $56.1 million. For the first and second quarters of the fiscal year ending June 30, 2010, we paid total distributions of approximately $22.3 million and $25.9 million, respectively.

Tax characteristics of all distributions will be reported to stockholders, as appropriate, on Form 1099-DIV after the end of the year. Our ability to pay distributions could be affected by future business performance, liquidity, capital needs, alternative investment opportunities and loan covenants.

The following table lists the quarterly distributions per share since shares of our common stock began being regularly quoted on The NASDAQ Global Select Market:

Date Declared	Record Date	Payment Date	Per Share	Amount

11/11/2004	12/10/2004	12/30/2004	$0.100	$705,510
2/9/2005	3/11/2005	3/31/2005	$0.125	$881,888
4/21/2005	6/10/2005	6/30/2005	$0.150	$1,058,265
9/15/2005	9/22/2005	9/29/2005	$0.200	$1,411,020
12/12/2005	12/22/2005	12/29/2005	$0.280	$1,975,428
3/15/2006	3/24/2006	3/31/2006	$0.300	$2,116,530
6/14/2006	6/23/2006	6/30/2006	$0.340	$2,401,060
7/31/2006	9/22/2006	9/29/2006	$0.380	$4,858,879
12/15/2006	12/29/2006	1/5/2007	$0.385	$7,263,926
3/14/2007	3/23/2007	3/30/2007	$0.3875	$7,666,837
6/14/2007	6/22/2007	6/29/2007	$0.390	$7,752,900
9/6/2007	9/19/2007	9/28/2007	$0.3925	$7,830,008
12/18/2007	12/28/2007	1/7/2008	$0.395	$9,369,850
3/6/2008	3/31/2008	4/16/2008	$0.400	$10,468,455
6/19/2008	6/30/2008	7/16/2008	$0.40125	$11,845,052
9/16/2008	9/30/2008	10/16/2008	$0.4025	$11,881,953
12/19/2008	12/31/2008	1/19/2009	$0.40375	$11,966,313
3/24/2009	3/31/2009	4/20/2009	$0.405	$12,670,882
6/23/2009	7/8/2009	7/20/2009	$0.40625	$19,547,972
9/28/2009	10/8/2009	10/19/2009	$0.4075	$22,278,903
12/17/2009	12/31/2009	1/25/2010	$0.40875	$25,894,209

Total Declared				$181,845,840

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of each fiscal year ended June 30 since the Company commenced operations and as of December 31, 2009, unless otherwise noted. The report of our independent registered public accounting firm on the senior securities table as of June 30, 2009 is attached as an exhibit to the registration statement of which this prospectus is a part.

				Average
			Involuntary	Market
		Asset	Liquidating	Value
	Total Amount	Coverage per	Preference	Per
Class and Year	Outstanding(1)	Unit(2)	Per Unit(3)	Unit(4)

Credit Facility
Fiscal 2010 (as of December 31, 2009, unaudited)	$10,000	$64,748	—	—
Fiscal 2009 (as of June 30, 2009)	124,800	5,268	—	—
Fiscal 2008 (as of June 30, 2008)	91,167	5,712	—	—
Fiscal 2007 (as of June 30, 2007)	—	N/A	—	—
Fiscal 2006 (as of June 30, 2006)	28,500	4,799	—	—
Fiscal 2005 (as of June 30, 2005)	—	N/A	—	—
Fiscal 2004 (as of June 30, 2004)	—	N/A	—	—

(1)	Total amount of each class of senior securities outstanding at the end of the period presented (in 000’s).

(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage Per Unit.

(3)	This column is inapplicable because we have had only bank debt outstanding during the time periods.

(4)	This column is inapplicable because we have not had any preferred stock outstanding during any of the time periods.

PRICE RANGE OF COMMON STOCK

Our common stock is quoted on The NASDAQ Global Select Market under the symbol “PSEC.” The following table sets forth, for the periods indicated, our net asset value per share of common stock and the high and low sales prices per share of our common stock as reported on The NASDAQ Global Select Market. Our common stock historically trades at prices both above and below its NAV. There can be no assurance, however, that such premium or discount, as applicable, to NAV will be maintained.

					Premium	Premium
					(Discount) of	(Discount) of
	Stock Price				High to	Low to	Dividend
	NAV(1)		High(2)	Low(2)	NAV	NAV	Declared

Twelve Months Ending June 30, 2005
First quarter	$13.67		$15.45	$14.42	13.0%	5.5%	—
Second quarter	13.74		15.15	11.63	10.3%	(15.4)%	$0.100
Third quarter	13.74		13.72	10.61	(0.1)%	(22.8)%	0.125
Fourth quarter	14.59		13.47	12.27	(7.7)%	(15.9)%	0.150
Twelve Months Ending June 30, 2006
First quarter	$14.60		$13.60	$11.06	(6.8)%	(24.2)%	$0.200
Second quarter	14.69		15.46	12.84	5.2%	(12.6)%	0.280
Third quarter	14.81		16.64	15.00	12.4%	1.3%	0.300
Fourth quarter	15.31		17.07	15.83	11.5%	3.4%	0.340
Twelve Months Ending June 30, 2007
First quarter	$14.86		$16.77	$15.30	12.9%	3.0%	$0.380
Second quarter	15.24		18.79	15.60	23.3%	2.4%	0.385
Third quarter	15.18		17.68	16.40	16.5%	8.0%	0.3875
Fourth quarter	15.04		18.68	16.91	24.2%	12.4%	0.390
Twelve Months Ending June 30, 2008
First quarter	$15.08		$18.68	$14.16	23.9%	(6.1)%	$0.3925
Second quarter	14.58		17.17	11.22	17.8%	(23.0)%	0.395
Third quarter	14.15		16.00	13.55	13.1%	(4.2)%	0.400
Fourth quarter	14.55		16.12	13.18	10.8%	(9.4)%	0.40125
Twelve Months Ending June 30, 2009
First quarter	$14.63		$14.24	$11.12	(2.7)%	(24.0)%	$0.4025
Second quarter	14.43		13.08	6.29	(9.4)%	(56.4)%	0.40375
Third quarter	14.19		12.89	6.38	(9.2)%	(55.0)%	0.405
Fourth quarter	12.40		10.48	7.95	(15.5)%	(35.9)%	0.40625
Twelve Months Ending June 30, 2010
First quarter	$11.11		$10.99	$8.82	(1.1)%	(20.6)%	$0.4075
Second quarter	10.06		12.31	9.93	22.4%	(1.3)%	0.40875
Third quarter (to 2/25/10)	(3	)(4)	13.20	10.45	(4)	(4)	(5)

(1)	Net asset value per share is determined as of the last day in the relevant quarter and therefore may not reflect the net asset value per share on the date of the high or low sales price. The NAVs shown are based on outstanding shares at the end of each period.

(2)	The High/Low Stock Price is calculated as of the closing price on a given day in the applicable quarter.

(3)	Our most recently determined NAV per share was $10.06 as of December 31, 2009 ($10.07 on an as adjusted basis solely to give effect to our issuance of common stock on January 25, 2010 in connection with our dividend reinvestment plan). NAV as of March 31, 2010 may be higher or lower than $10.07 based on potential changes in valuations as of March 31, 2010.

(4)	NAV has not yet been finally determined for any day after December 31, 2009.

(5)	The dividend for the third quarter of 2010 will be declared in March 2010.

On February 25, 2010, the last reported sales price of our common stock was $11.66 per share. As of February 25, 2010, we had approximately 69 stockholders of record.

BUSINESS

General

We are a financial services company that primarily lends to and invests in middle market privately-held companies. We are a closed-end investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financing and recapitalization. We work with the management teams or financial sponsors to seek investments with historical cash flows, asset collateral or contracted pro-forma cash flows.

On July 27, 2004, we completed our initial public offering, or IPO, and sold 7 million shares of common stock at a price of $15.00 per share, less underwriting discounts and commissions totaling $1.05 per share. An additional 55,000 shares were issued through the exercise of an over-allotment option with respect to the IPO on August 27, 2004. Since the IPO and the exercise of the related over-allotment option, we have made eleven other share offerings and six related over-allotment options resulting in the issuance of 43,493,836 shares at prices ranging from $7.75 to $17.70. The most recent offering was completed on September 24, 2009 pursuant to which the Company sold 2,807,111 at an unregistered direct price of $9.00 per share.

On December 2, 2009, we completed our previously announced acquisition of Patriot under the Agreement and Plan of Merger, dated as of August 3, 2009, by and among, us and Patriot. Pursuant to the terms of the merger agreement, we acquired Patriot for approximately $200 million comprised of our common stock and cash to repay all of Patriot’s outstanding debt, which amounted to $107.3 million. In the merger, each outstanding share of Patriot common stock was converted into the right to receive 0.363992 shares of common stock of Prospect, representing 8,444,068 shares of the Company’s common stock, and the payment of cash in lieu of fractional shares of Prospect common stock of less than $200 resulting from the application of the foregoing exchange ratio.

Our headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, and our telephone number is (212) 448-0702. Our investment adviser is Prospect Capital Management LLC.

Our Investment Objective and Policies

Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. We focus on making investments in private companies, and many of our investments are in energy companies. We are a non-diversified company within the meaning of the 1940 Act.

Typically, we concentrate on making investments in companies with annual revenues of less than $500 million and enterprise values of less than $250 million. Our typical investment involves a secured loan of less than $50 million with some form of equity participation. From time to time, we acquire controlling interests in companies in conjunction with making secured debt investments in such companies. In most cases, companies in which we invest are privately held at the time we invest in them. We refer to these companies as “target” or “middle market” companies and these investments as “middle market investments.”

We seek to maximize returns and protect risk for our investors by applying rigorous analysis to make and monitor our investments. While the structure of our investments varies, we can invest in senior secured debt, senior unsecured debt, subordinated secured debt, subordinated unsecured debt, mezzanine debt, convertible debt, convertible preferred equity, preferred equity, common equity, warrants and other instruments, many of which generate current yield. Our investments primarily range between approximately $5 million and $50 million each, although this investment size may vary as the size of our capital base changes.

While our primary focus is to seek current income through investment in the debt and/or dividend-paying equity securities of eligible privately-held, thinly-traded or distressed companies and long-term capital appreciation by acquiring accompanying warrants, options or other equity securities of such companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek enhanced returns for stockholders. Such investments may include investments in the debt and equity instruments of broadly-traded public companies. We expect that these public companies generally will have debt securities that are non-investment grade. Within this 30% basket, we may also invest in debt and equity securities of companies located outside of the United States.

Our investments may include other equity investments, such as warrants, options to buy a minority interest in a portfolio company, or contractual payment rights or rights to receive a proportional interest in the operating cash flow or net income of such company. When determined by our Investment Adviser to be in our best interest, we may acquire a controlling interest in a portfolio company. Any warrants we receive with our debt securities may require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest. We have structured, and will continue to structure, some warrants to include provisions protecting our rights as a minority-interest or, if applicable, controlling-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we obtain registration rights in connection with these equity interests, which may include demand and “piggyback” registration rights.

We plan to hold many of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company, or if we determine a sale of one or more of our investments to be in our best interest.

We have qualified and elected to be treated for U.S. Federal income tax purposes as a Registered Investment Company (“RIC”) under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To continue to qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of our realized net short-term capital gains over our realized net long-term capital losses.

For a discussion of the risks inherent in our portfolio investments, see “Risk Factors — Risks Relating to our Investments.”

Industry Sectors

We have invested significantly in industrial and energy related companies. However, we continue to widen our focus in other sectors of the economy to diversify our portfolio holdings. The energy industry consists of companies in the direct energy value chain as well as companies that sell products and services to, or acquire products and services from, the direct energy value chain. In this prospectus, we refer to all of these companies as “energy companies” and assets in these companies as “energy assets.” The categories of energy companies in this chain are described below. The direct energy value chain broadly includes upstream businesses, midstream businesses and downstream businesses:

•	Upstream businesses find, develop and extract energy resources, including natural gas, crude oil and coal, which are typically from geological reservoirs found underground or offshore, and agricultural products.

•	Midstream businesses gather, process, refine, store and transmit energy resources and their by products in a form that is usable by wholesale power generation, utility, petrochemical, industrial and gasoline customers.

•	Downstream businesses include the power and electricity segment as well as businesses that process, refine, market or distribute hydrocarbons or other energy resources, such as customer-ready natural gas, propane and gasoline, to end-user customers.

Ongoing Relationships with Portfolio Companies

Monitoring

Prospect Capital Management monitors our portfolio companies on an ongoing basis. Prospect Capital Management will continue to monitor the financial trends of each portfolio company to determine if it is meeting its business plan and to assess the appropriate course of action for each company.

Prospect Capital Management employs several methods of evaluating and monitoring the performance and value of our investments, which may include, but are not limited to, the following:

•	Assessment of success in adhering to the portfolio company’s business plan and compliance with covenants;

•	Regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Attendance at and participation in board meetings of the portfolio company; and

•	Review of monthly and quarterly financial statements and financial projections for the portfolio company.

Investment Valuation

Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available are valued at such market quotations.

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

1) each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

2) the independent valuation firm conducts independent appraisals and makes their own independent assessment;

3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

4) the Board of Directors discusses the valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC” or “Codification”) 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by the Company at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment.

The changes to generally accepted accounting principles from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards.

In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

In April 2009, the FASB issued ASC 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-65”). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (“ASC 2010-06”). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers’ disclosures about postretirement benefit plan assets. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Risks relating to our business — Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”

Valuation of Other Financial Assets and Financial Liabilities

In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities (“ASC 820-10-05-1”). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We have adopted this statement on July 1, 2008 and have elected not to value some assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

The Investment Adviser

Prospect Capital Management manages our investments as our investment adviser. Prospect Capital Management is a Delaware limited liability corporation that has been registered as an investment adviser under the Advisers Act since March 31, 2004. Prospect Capital Management is led by John F. Barry III and M. Grier Eliasek, two senior executives with significant investment advisory and business experience. Both Messrs. Barry and Eliasek spend a significant amount of their time in their roles at Prospect Capital Management working on the Company’s behalf. The principal executive offices of Prospect Capital Management are 10 East 40th Street,

44th Floor, New York, NY 10016. We depend on the diligence, skill and network of business contacts of the senior management of our Investment Adviser. We also depend, to a significant extent, on our Investment Adviser’s investment professionals and the information and deal flow generated by those investment professionals in the course of their investment and portfolio management activities. The Investment Adviser’s senior management team evaluates, negotiates, structures, closes, monitors and services our investments. Our future success depends to a significant extent on the continued service of the senior management team, particularly John F. Barry III and M. Grier Eliasek. The departure of any of the senior managers of our Investment Adviser could have a materially adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that Prospect Capital Management will remain our Investment Adviser or that we will continue to have access to its investment professionals or its information and deal flow. Under our Investment Advisory Agreement, we pay Prospect Capital Management investment advisory fees, which consist of an annual base management fee based on our gross assets as well as a two-part incentive fee based on our performance. Mr. Barry currently controls Prospect Capital Management. See “Management — Management Services — Board of Directors approval of the Investment Advisory Agreement.”

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. Such fees would not qualify as “good income” for purposes of the 90% income test that we must meet each year to qualify as a RIC. Prospect Administration provides such managerial assistance on our behalf to portfolio companies when we are required to provide this assistance.

Staffing

Mr. John F. Barry III, our chairman and chief executive officer, Mr. Grier Eliasek, our chief operating officer and president, and Mr. Brian H. Oswald, our chief financial officer, chief compliance officer, treasurer and secretary, comprise our senior management. Over time, we expect to add additional officers and employees. Messrs. Barry and Eliasek each also serves as an officer of Prospect Administration and performs his respective functions under the terms of the Administration Agreement. Our day-to-day investment operations are managed by Prospect Capital Management. In addition, we reimburse Prospect Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our Chief Executive Officer, President, Chief Financial Officer, Chief Operating Officer, Chief Compliance Officer, Treasurer and Secretary and their respective staffs. See “Management — Management Services — Administration Agreement.”

Properties

We do not own any real estate or other physical properties materially important to our operation. Our corporate headquarters are located at 10 East 40th Street, 44th Floor, New York, NY 10016, where we occupy an office space pursuant to the Administration Agreement.

Legal Proceedings

On December 6, 2004, Dallas Gas Partners, L.P. (“DGP”) served us with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that we breached our fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with our alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26 million. The complaint sought relief not limited to $100 million. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant our Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting our Motion for Summary Judgment dismissing all claims by DGP, against us. On May 16, 2007, the Court also granted us summary judgment on DGP’s liability to us on our counterclaim for DGP’s breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted our motion to dismiss all DGP’s claims asserted against certain of our officers and affiliates. On August 20, 2008, Judge Harmon entered a Final Judgment dismissing all of DGP’s claims. DGP appealed to the U.S. Court of Appeals for the Fifth Circuit, which affirmed the Final Judgment on June 24, 2009. DGP has moved for rehearing. Our damage claims against DGP remain pending.

In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, we declined to extend a loan for $10 million to a potential borrower (“plaintiff”). Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff’s failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against us and certain of our affiliates (the “defendants”) in the same local Texas court, alleging, among other things, tortious interference with contract and fraud. We petitioned the United States District Court for the Southern District of New York (the “District Court”) to compel arbitration and to enjoin the Texas action. In February 2007, our motions were granted. Plaintiff appealed that decision. On July 24, 2008, the Second Circuit Court of Appeals affirmed the judgment of the District Court. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in our favor, rejecting all of plaintiff’s claims. On April 18, 2008, we filed a petition before the District Court to confirm the award. On October 8, 2008, the District Court granted the Company’s petition to confirm the award, confirmed the awards and subsequently entered judgment thereon in favor of the Company in the amount of $2.3 million. After filing a defective notice of appeal to the United States Court of Appeals for the Second Circuit on November 5, 2008, plaintiff’s counsel resubmitted a new notice of appeal on January 9, 2009. The plaintiff subsequently requested that the Company agree to stipulate to the withdrawal of plaintiff’s appeal to the Second Circuit. Such a stipulation was filed with the Second Circuit on or about April 14, 2009. Based on this stipulation, the Second Circuit issued a mandate terminating the appeal, which was transmitted to the District Court on April 23, 2009. Post-judgment discovery against plaintiff is continuing and we have filed a motion for sanctions against plaintiff’s counsel. Argument for the motion for sanctions was held on November 19, 2009 and a decision from the court is pending.

We are involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of such matters that may arise out of these investigations, claims and proceedings will be subject to various uncertainties and, even if such matters are without merit, could result in the expenditure of significant financial and managerial resources.

We are not aware of any other material pending legal proceeding, and no such material proceedings are contemplated to which we are a party or of which any of our property is subject.

Management

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of five directors, three of whom are not “interested persons” of the Company as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our Board of Directors elects our officers to serve for a one-year term and until their successors are duly elected and qualify, or until their earlier removal or resignation.

Board Of Directors And Executive Officers

Under our charter, our directors are divided into three classes. Directors are elected for a staggered term of three years each, with a term of office of one of the three classes of directors expiring each year. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting are elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors and Executive Officers

Our directors and executive officers and their positions are set forth below. The address for each director and executive officer is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

Independent Directors

Number of
Portfolios
		Term of		in Fund	Other
	Position(s)	Office(1) and		Complex	Directorships
	Held with	Length of	Principal Occupation(s) During Past	Overseen by	Held by
Name and Age	the Company	Time Served	5 Years	Director	Director(2)

Graham D.S. Anderson, 45	Director	Class I Director since September 2008; Term expires 2011	General Partner of Euclid SR Partners from 2000 to present. From 1996 to 2000, Mr. Anderson was a General Partner of Euclid Partners, the predecessor to Euclid SR Partners.	One	None
Eugene S. Stark, 52	Director	Class III Director since September 2008; Term expires 2010	Principal Financial Officer, Chief Compliance Officer and Vice President — Administration of General American Investors Company, Inc. from May 2005 to present. Prior to his role with General American Investors Company, Inc., Mr. Stark served as the Chief Financial Officer of Prospect Capital Corporation from January 2005 to April 2005. From May 1987 to December 2004 Mr. Stark served as Senior Vice President and Vice President with Prudential Financial, Inc.	One	None
Andrew C. Cooper, 48	Director	Class II Director since February 2009; Term expires 2012	Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company. Prior to that, Mr. Cooper focused on venture capital and investment banking for Morgan Stanley for 14 years.	One	Unison Site Management, LLC, Brand Asset Digital, LLC and Aquatic Energy, LLC

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Anderson is a Class I director with a term that will expire in 2011, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2010.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

Interested Directors

Number of
Portfolios
		Term of	Principal	in Fund	Other
	Position(s)	Office(1) and	Occupation(s)	Complex	Directorships
	Held with	Length of	During	Overseen by	Held by
Name and Age	the Company	Time Served	Past 5 Years	Director	Director(2)

John F. Barry III,(3) 57	Director, Chairman of the Board of Directors, and Chief Executive Officer	Class III Director since June 2004; Term expires 2010	Chairman and Chief Executive Officer of the Company; Managing Director and Chairman of the Investment Committee of Prospect Capital Management and Prospect Administration since June 2004; Managing Director of Prospect Capital Management.	One	None
M. Grier Eliasek,(3) 36	Director, President and Chief Operating Officer	Class II Director since June 2004; Term expires 2012	President and Chief Operating Officer of the Company, Managing Director of Prospect Capital Management and Prospect Administration	One	None

(1)	Our Board of Directors is divided into three classes of directors serving staggered three-year terms. Mr. Anderson is a Class I director with a term that will expire in 2011, Mr. Eliasek and Mr. Cooper are Class II directors with terms that will expire in 2012 and Mr. Barry and Mr. Stark are Class III directors with terms that will expire in 2010.

(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.

(3)	Messrs. Barry and Eliasek are each considered an “interested person” under the 1940 Act by virtue of serving as one of our officers and having a relationship with Prospect Capital Management.

Information about Executive Officers who are not Directors

	Position(s)	Term of
	Held with	Office and Length of	Principal Occupation(s)
Name and Age	the Company	Time Served	During Past Five Years

Brian H. Oswald, 49	Chief Financial Officer, Chief Compliance Officer, Treasurer and Secretary	November 2008 to present as Chief Financial Officer and October 2008 to present as Chief Compliance Officer	Joined Prospect Administration as Managing Director in June 2008. Previously Managing Director in Structured Finance Group at GSC Group (2006 to 2008) and Chief Financial Officer at Capital Trust, Inc. (2003 to 2005)

Independent Directors

Graham D.S. Anderson.  Mr. Anderson has served as General Partner of Euclid SR Partners from 1996 to present. Mr. Anderson currently serves as a member of the Board of Directors of Acurian, Inc. (a clinical trial recruitment company), FatWire Software Corp. (a web content management company), iJet Risk Management (an operational risk management information company), Plateau Systems Limited (a human capital management software company) and SkinMedica Inc. (a dermatology and cosmeceuticals company).

Andrew C. Cooper.  Mr. Cooper has 24 years of experience in growth company management, venture investing and investment banking. He has a wide range of operational, marketing, technology, and debt and equity capital raising expertise. Mr. Cooper is an entrepreneur, who over the last 11 years has founded, built, run and sold three companies. Prior to that, Mr. Cooper focused on venture capital and investment banking for Morgan Stanley for 14 years. He is Co-Chief Executive Officer of Unison Site Management, Inc., a specialty finance company focusing on cell site easements, and Executive Director of Brand Asset Digital, a digital media marketing and distribution company. His current Board appointments include Unison Site Management, LLC, Brand Asset Digital, LLC and Aquatic Energy, LLC.

Eugene S. Stark.  Mr. Stark has served as Principal Financial Officer, Chief Compliance Officer and Vice President — Administration of General American Investors Company, Inc. from May 2005 to present. Prior to his role with General American Investors Company, Inc., Mr. Stark served as the Chief Financial Officer of Prospect Capital Corporation from January 2005 to April 2005. From May 1987 to December 2004 Mr. Stark served as Senior Vice President (division level) and Vice President (corporate level) with Prudential Financial, Inc. in various financial management positions. Mr. Stark serves as a member of the Board of Directors of Prospect Capital Funding LLC, a wholly-owned subsidiary of the Company, and sits on the Board of Trustees and is a Member of the Finance Committee of Mount Saint Mary Academy.

Interested Directors

John F. Barry III.  Mr. Barry is chairman and chief executive officer of the Company and is a control person of Prospect Capital Management and a managing director of Prospect Administration. Mr. Barry is chairman of Prospect’s investment committee and has been an officer of Prospect since 1990. In addition to overseeing Prospect, Mr. Barry has served on the boards of directors of twelve private and public Prospect portfolio companies. Mr. Barry has served on the board of advisors of USEC Inc., a publicly-traded energy company. Mr. Barry has served as chairman and chief executive officer of Bondnet Trading Systems. From 1988 to 1989, Mr. Barry managed the investment bank of L.F. Rothschild & Company, focusing on private equity and debt financings for energy and other companies. From 1983 to 1988, Mr. Barry was a senior investment and merchant banker at Merrill Lynch & Co., where he was a founding member of the project finance group, executing more than $4 billion in energy and other financings. From 1979 to 1983, Mr. Barry was a corporate securities attorney at Davis Polk & Wardwell, where he advised energy companies and their commercial and investment bankers. From 1978 to 1979, Mr. Barry served as law clerk to Circuit Judge, formerly Chief Judge, J. Edward Lumbard of the U.S. Court of Appeals for the Second Circuit in New York City. Mr. Barry is chairman of the board of directors of the Mathematics Foundation of America, a non-profit foundation which enhances opportunities in mathematics education for students from diverse backgrounds. Mr. Barry received his JD cum laude from Harvard Law School, where he was an editor of the Harvard Law Review, and his Bachelor of Arts magna cum laude from Princeton University, where he was a University Scholar.

M. Grier Eliasek.  Mr. Eliasek is president and chief operating officer of the Company and a managing director of Prospect Capital Management and Prospect Administration. At the Company, Mr. Eliasek is responsible for various administrative and investment management functions and leads and supervises other Prospect professionals in origination and assessment of investments. Mr. Eliasek has served as a senior investment professional at Prospect since 1999. Prior to joining Prospect, Mr. Eliasek assisted the chief financial officer of Amazon.com in 1999 in corporate strategy, customer acquisition, and new product launches. From 1995 to 1998, Mr. Eliasek served as a consultant with Bain & Company, a global strategy consulting firm, where he managed engagements for companies in several different industries. At Bain, Mr. Eliasek analyzed new lines of businesses, developed market strategies, revamped sales organizations and improved operational performance. Mr. Eliasek received his MBA from Harvard Business School. Mr. Eliasek received his Bachelor of Science in Chemical Engineering with Highest Distinction from the University of Virginia, where he was a Jefferson Scholar and a Rodman Scholar.

Executive Officer

Brian H. Oswald.  Mr. Oswald is chief financial officer, chief compliance officer, secretary and treasurer of the Company. He began his career at KPMG Peat Marwick, where he held various positions over his ten-year tenure, finishing as a Senior Manager in the financial institutions group. During his time at KPMG, he served as the reviewing senior manager for several initial public offerings of financial institutions. After KPMG, Mr. Oswald served as the Executive Vice President and President of Gloversville Federal Savings and Loan Association, served as the Director of Financial Reporting and Subsidiary Accounting for River Bank America and served as the Corporate Controller for Magic Solutions, Inc. In each of these positions, Mr. Oswald instituted significant operational changes and was instrumental in raising additional equity for River Bank America. From 2003 to 2005, Mr. Oswald led Capital Trust, Inc., a self-managed finance and investment management REIT which specializes in credit-sensitive structured financial products, as Chief Financial Officer. From 1997 to 2003, he served as Chief Accounting Officer for Capital Trust. Prior to joining the Company, Mr. Oswald spent two years with the Structured

Finance Division of GSC Group, serving as Managing Director of Finance for this asset management company. At GSC, Mr. Oswald managed the finances for a REIT, two hedge funds and thirteen CDOs. Mr. Oswald joined the Administrator on June 16, 2008. Mr. Oswald holds a B.A. degree in Accounting from Moravian College. He is a licensed Certified Public Accountant in the States of New York and Pennsylvania, and is a Certified Management Accountant. Mr. Oswald also serves as a board member of RMJ Laboratories, Inc.

For information on the investment professionals of Prospect Capital Management, see “Business — The Investment Adviser — Staffing.”

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended June 30, 2009, our Board of Directors held twenty-two Board of Director meetings, eleven Audit Committee meetings, and five Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board of Directors and of the respective committees on which they served. We require each director to make a diligent effort to attend all board and committee meetings, as well as each annual meeting of stockholders.

The Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm, or the independent accountants, to audit the accounts and records of the Company; reviewing and discussing with management and the independent accountants the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the independent accountants the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the independent accountants’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the independent accountants. The Audit Committee is presently composed of three persons: Messrs. Anderson, Cooper and Stark, each of whom is not an “interested person” as defined in the 1940 Act and is considered independent under the Marketplace Rules of the NASDAQ Stock Market LLC. The Company’s Board of Directors has determined that Mr. Stark is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K and Mr. Stark serves as the Chairman of the Audit Committee. The Audit Committee may delegate its pre-approval responsibilities to one or more of its members. The member(s) to whom such responsibility is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. Messrs. Stark, Anderson and Cooper were added to the Audit Committee concurrent with their election to the Board of Directors on September 4, 2008, September 15, 2008 and February 12, 2009, respectively.

The function of the Audit Committee is oversight. Our management is primarily responsible for maintaining appropriate systems for accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are primarily responsible for planning and carrying out a proper audit of our annual financial statements in accordance with generally accepted accounting standards. The independent accountants are accountable to the Board of Directors and the Audit Committee, as representatives of our stockholders. The Board of Directors and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace our independent accountants (subject, if applicable, to stockholder ratification).

In fulfilling their responsibilities, it is recognized that members of the Audit Committee are not our full-time employees or management and are not, and do not represent themselves to be, accountants or auditors by profession. As such, it is not the duty or the responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or to set auditor independence standards. Each member of the Audit Committee is entitled to rely on (a) the integrity of those persons within and outside us and management from which it receives information; (b) the accuracy of the financial and other information provided to the Audit Committee absent actual knowledge to the contrary (which is required to be promptly reported to the Board of Directors); and (c) statements made by our officers and employees, our Investment Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent accountants to us.

The Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee, or the Nominating and Governance Committee, is responsible for selecting qualified nominees to be elected to the Board of Directors by stockholders; selecting qualified nominees to fill any vacancies on the Board of Directors or a committee thereof; developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Company; overseeing the evaluation of the Board of Directors and management; and undertaking such other duties and responsibilities as may from time to time be delegated by the Board of Directors to the Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three persons: Messrs. Anderson, Cooper and Stark, each of whom is not an “interested person” as defined in Section 2(a)(19) of the 1940 Act and Mr. Anderson serves as the Chairman of the Nominating and Governance Committee. Messrs. Stark, Anderson and Cooper were added to the Nominating and Governance Committee concurrent with their election to the Board of Directors on September 4, 2008, September 15, 2008 and February 12, 2009, respectively.

The Nominating and Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to the Corporate Secretary, c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, New York 10016. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of our common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders. Criteria considered by the Nominating and Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the Marketplace Rules of NASDAQ and the 1940 Act and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account our needs and such factors as the individual’s experience, perspective, skills, expertise and knowledge of the industries in which the Company operates, personal and professional integrity, character, business judgment, time availability in light of other commitments, dedication and conflicts of interest. The Nominating and Governance Committee also may consider such other factors as it may deem to be in our best interests and those of our stockholders. The Board of Directors also believes it is appropriate for certain key members of our management to participate as members of the Board of Directors.

Corporate Governance

Corporate Governance Guidelines.  Upon the recommendation of the Nominating and Governance Committee, the Board of Directors has adopted Corporate Governance Guidelines on behalf of the Company. These Corporate Governance Guidelines address, among other things, the following key corporate governance topics: director responsibilities; the size, composition, and membership criteria of the Board of Directors; composition and responsibilities of directors serving on committees of the Board of Directors; director access to officers, employees, and independent advisors; director orientation and continuing education; director compensation; and an annual performance evaluation of the Board of Directors.

Code of Conduct.  We have adopted a code of conduct which applies to, among others, our senior officers, including our Chief Executive Officer and Chief Financial Officer, as well as all of our employees. Our code of conduct is an exhibit to our Annual Report on Form 10-K filed with the SEC, and can be accessed via the Internet site of the SEC at http://www.sec.gov. We intend to disclose amendments to or waivers from a required provision of the code of conduct on Form 8-K.

Code of Ethics.  We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements.

Internal Reporting and Whistle Blower Protection Policy.  The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, collectively, Accounting Matters, and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters. Persons with complaints or concerns regarding Accounting Matters may submit their complaints to our Chief Compliance Officer, or CCO. Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to our Audit Committee Chairman. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at: Prospect Capital Corporation, Chief Compliance Officer, 10 East 40th Street, 44th Floor, New York, New York 10016.

The Audit Committee Chairman may be contacted at: Prospect Capital Corporation, Audit Committee Chairman, 10 East 40th Street, 44th Floor, New York, New York 10016.

Independent Directors

The Board of Directors, in connection with the 1940 Act and the applicable Marketplace Rules of NASDAQ, has considered the independence of members of the Board of Directors who are not employed by Prospect Capital Management and has concluded that Messrs. Anderson, Cooper and Stark are not “interested persons” as defined by the 1940 Act and therefore qualify as independent directors under the standards promulgated by the Marketplace Rules of NASDAQ. In reaching this conclusion, the Board of Directors concluded that Messrs. Anderson, Cooper and Stark had no relationships with Prospect Capital Management or any of its affiliates, other than their positions as directors of the Company and, if applicable, investments in us that are on the same terms as those of other stockholders.

Proxy Voting Policies And Procedures

We have delegated our proxy voting responsibility to Prospect Capital Management. The guidelines are reviewed periodically by Prospect Capital Management and our non-interested directors, and, accordingly, are subject to change. See “Regulation — Proxy Voting Policies and Procedures.”

Compensation of Directors and Officers

The following table sets forth information regarding the compensation received by the directors and executive officers from the Company for the fiscal year ended June 30, 2009. No compensation is paid to the interested directors by the Company.

Pension or
	Aggregate	Retirement Benefits
	Compensation	Accrued as Part of	Total Compensation
	from the	the Company’s	Paid to Director/
Name and Position	Company	Expenses(1)	Officer

Interested Directors
John F. Barry(2)	None	None	None
M. Grier Eliasek(2)	None	None	None
Independent Directors
Graham D.S. Anderson(3)	$67,750	None	$67,750
Andrew C. Cooper(4)	$32,381	None	$32,381
Eugene S. Stark(5)	$70,500	None	$70,500
Executive Officers
William E. Vastardis(6,7)	—	None	—
Brian H. Oswald(2)	None	None	None

(1)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.

(2)	We have not paid, and we do not intend to pay, any annual cash compensation to our executive officers for their services as executive officers. Messrs. Barry and Eliasek are compensated by Prospect Capital Management from the income Prospect Capital Management receives under the management agreement between Prospect Capital Management and us. Mr. Oswald is compensated by Prospect Administration from the income Prospect Administration receives under the Administration Agreement.

(3)	Mr. Anderson joined our Board of Directors on September 15, 2008.

(4)	Mr. Cooper joined our Board of Directors on February 12, 2009.

(5)	Mr. Stark joined our Board of Directors on September 4, 2008.

(6)	Mr. Vastardis is no longer employed by the Company, but served as Chief Compliance Officer from January 4, 2005 through September 30, 2008, and served as Chief Financial Officer and Treasurer from April 30, 2005 through November 11, 2008. Mr. Vastardis served as Secretary from April 30, 2005 through June 6, 2008.

(7)	The compensation of William E. Vastardis for his service as Chief Financial Officer and Treasurer of the Company was paid by Vastardis Fund Services LLC, formerly our sub-administrator. Vastardis Fund Services was in turn paid by the Company at a monthly minimum rate of $33,333.33 or annual fees on gross assets of 0.20% on the first $250 million, 0.15% on the next $250 million, 0.10% on the next $250 million, 0.075% on the next $250 million and 0.05% over one billion. The compensation of William E. Vastardis for his service as Chief Compliance Officer of the Company was paid by Vastardis Compliance Services LLC. Vastardis Compliance Services LLC was in turn paid by the Company at a monthly rate of $6,250. In addition, the Company paid Vastardis Compliance Services LLC for certain other services at the rate of $270 per hour. Both Vastardis Fund Services LLC and Vastardis Compliance Services LLC determined the compensation to be paid to Mr. Vastardis with respect to the Company based on a case-by-case evaluation of the time and resources that is required to fulfill his duties to the Company. For the fiscal year ending June 30, 2009, the Company paid Vastardis Compliance Services LLC $25,000 for services rendered by Mr. Vastardis as Chief Compliance Officer. For the fiscal year ending June 30, 2009, the Company paid Vastardis Fund Services LLC approximately $827,083 for services required to be provided by Prospect Administration, including, but not limited to, (a) clerical, bookkeeping and record keeping services, (b) conducting relations with custodians, depositories, transfer agents and other third-party service providers and (c) furnishing reports to Prospect Administration and the Board of Directors of the Company of its performance of obligations. In addition, the fees paid to Vastardis Fund Service LLC cover the services rendered by Mr. Vastardis as our Chief Financial Officer and Treasurer.

Effective July 1, 2008, the independent directors received an annual fee of $90,000 plus reimbursement of any reasonable out-of-pocket expenses incurred. The chairman of the Audit Committee received an additional annual cash retainer of $7,500 and the chairman of the Nominating and Corporate Governance Committee received an additional annual cash retainer of $5,000. Effective September 15, 2008, the independent directors who do not serve on any committees of the board receive an annual fee of $11,250.

Effective October 1, 2008, the independent directors who serve on a committee of the Board receive an annual fee of $85,000 plus reimbursement of any reasonable out-of-pocket expenses incurred and committee chairmen no longer receive any additional compensation.

Effective January 12, 2009, the independent directors who serve on both committees of the Board receive an annual fee of $85,000 plus reimbursement of any reasonable out-of-pocket expenses incurred, the independent directors who serve on one committee of the Board receive an annual fee of $60,000 plus reimbursement of any reasonable out-of-pocket expenses incurred and the independent directors who do not serve on any committees of the board receive an annual fee of $11,250. No compensation was paid to directors who are interested persons of the Company as defined in 1940 Act. In addition, the Company purchases directors’ and officers’ liability insurance on behalf of the directors and officers. Through December 31, 2009, each of the three independent directors has been paid $42, 500 for the fiscal year ending June 30, 2010.

Management Services

Investment Advisory Agreement

We have entered into the Investment Advisory Agreement with Prospect Capital Management under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2% on our gross assets (including amounts borrowed). For services rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter are appropriately prorated.

The incentive fee has two parts. The first part, the income incentive fee, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our pre-incentive fee net investment income that exceeds a 1.75% quarterly (7% annualized) hurdle rate, subject to a “catch up” provision measured as of the end of each calendar quarter. In the three months ended December 31, 2009, we paid an incentive fee of $4.23 million (see calculation below). For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7% annualized).

We expect the incentive fees we pay to increase to the extent we earn greater interest and dividend income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of warrants or other equity investments in our portfolio companies and to decrease if our interest and dividend income and capital gains decrease. The “catch-up” provision requires us to pay 100% of our pre-incentive fee net investment income with respect to that portion of such income, if any, that exceeds the hurdle rate but is less than 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The catch-up provision is meant to provide Prospect Capital Management with 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply when our pre-incentive fee net investment income exceeds 125% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming an annualized hurdle rate of 7%). The income incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. If interest income is accrued but never paid, the Board of Directors would decide to write off the accrual in the quarter when the accrual is determined to be uncollectible. The write off would cause a decrease in interest income for the quarter equal to the amount of the prior accrual. The Investment Adviser is not under any obligation to reimburse us for any part of the incentive fee it received that was based on accrued income that we never receive as a result of a default by an entity on the obligation that resulted in the accrual of such income.

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•	20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in our portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which may be asserted against a portfolio company arising out of our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end. At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

The following is a calculation of the most recently paid incentive fee paid in January 2010 (for the quarter ended December 31, 2009) (in thousands):

Prior Quarter Net Asset Value (adjusted for stock offerings during the quarter)	$637,507
Quarterly Hurdle Rate	1.75%

Current Quarter Hurdle	$11,156

125% of the Quarterly Hurdle Rate	2.1875%
125% of the Current Quarter Hurdle	$13,945

Current Quarter Pre Incentive Fee Net Investment Income	$21,156

Incentive Fee — “Catch-Up”	$2,789
Incentive Fee — 20% in excess of 125% of the Current Quarter Hurdle	$1,442

Total Current Quarter Incentive Fee	$4,231

The total base management fees earned by and paid to Prospect Capital Management during the twelve months ended June 30, 2009, June 30, 2008 and June 30, 2007 were $11.9 million, $8.9 million and $5.4 million, respectively. The total base management fees earned by and paid to Prospect Capital Management for the six months ended December 31, 2009 and December 31, 2009 were $6.4 million and $5.7 million, respectively.

The income incentive fees were $14.8 million, $11.3 million and $5.8 million for the twelve months ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively. No capital gains incentive fees were earned for the twelve months ended June 30, 2009, June 30, 2008 and June 30, 2007. The total income incentive fees for the six months ended December 31, 2009 and December 31, 2008 were $7.3 million and $8.9 million, respectively.

The total investment advisory fees were $26.7 million, $20.2 million and $11.2 million for the twelve months ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively. The total investment advisory fees for the six months ended December 31, 2009 and December 31, 2008 were $13.7 million and $14.6 million, respectively.

Because of the structure of the incentive fee, it is possible that we may have to pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate for a quarter, we will pay the applicable income incentive fee even if we have incurred negative total return in that quarter due to realized or unrealized losses on our investments.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Incentive Fee(*):

Alternative 1

Assumptions

Investment income (including interest, dividends, fees, etc.) = 1.25%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

(*)	The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(1)	Represents 7% annualized hurdle rate

(2)	Represents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no income incentive fee.

Alternative 2

Assumptions

Investment income (including interest, dividends, fees, etc.) = 2.70%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 2%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income − 2.1875)%
= (100% × (2% − 1.75%)) + 0%
= 100% × 0.25% + 0%
= 0.25%

Alternative 3

Assumptions

Investment income (including interest, dividends, fees, etc.) = 3%

Hurdle rate(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-incentive fee net investment income (investment income — (base management fee + other expenses)) = 2.30%

Pre-incentive net investment income exceeds hurdle rate, therefore there is an income incentive fee payable by us to our Investment Adviser.

Income incentive Fee	= 100% × “Catch Up” + the greater of 0% AND (20% × (pre-incentive fee net investment income − 2.1875)%
= (100% × (2.1875% − 1.75%)) + the greater of 0% AND (20% × (2.30% − 2.1875%))
= (100% × 0.4375%) + (20% × 0.1125%)
= 0.4375% + 0.0225%
= 0.46%

Example 2: Capital Gains Incentive Fee:

Alternative 1

Assumptions

•	Year 1: $20 million investment made

•	Year 2: Fair market value, or FMV of investment determined to be $22 million

(1)	Represents 7% annualized hurdle rate.

(2)	Re presents 2% annualized base management fee.

(3)	Excludes organizational and offering expenses.

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: Investment sold for $21 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: No impact

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $4 million ($1 million of realized capital gain and $3 million reversal in unrealized capital depreciation)

Alternative 2

Assumptions

•	Year 1: $20 million investment made

•	Year 2: FMV of investment determined to be $17 million

•	Year 3: FMV of investment determined to be $17 million

•	Year 4: FMV of investment determined to be $21 million

•	Year 5: FMV of investment determined to be $18 million

•	Year 6: Investment sold for $15 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation)

•	Year 3: No impact

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million (reversal in unrealized capital depreciation)

•	Year 5: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (unrealized capital depreciation)

•	Year 6: Decrease base amount on which the second part of the incentive fee is calculated by $3 million ($5 million of realized capital loss offset by a $2 million reversal in unrealized capital depreciation)

Alternative 3

Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and Investment B is sold for $18 million

•	Year 3: Investment A is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $2 million (realized capital loss on Investment B)

•	Year 3: Increase base amount on which the second part of the incentive fee is calculated by $3 million (realized capital gain on Investment A)

Alternative 4

Assumptions

•	Year 1: $20 million investment made in company A, or Investment A, and $20 million investment made in company B, or Investment B

•	Year 2: FMV of Investment A is determined to be $21 million, and FMV of Investment B is determined to be $17 million

•	Year 3: FMV of Investment A is determined to be $18 million, and FMV of Investment B is determined to be $18 million

•	Year 4: FMV of Investment A is determined to be $19 million, and FMV of Investment B is determined to be $21 million

•	Year 5: Investment A is sold for $17 million, and Investment B is sold for $23 million

The impact, if any, on the capital gains portion of the incentive fee would be:

•	Year 1: No impact

•	Year 2: Decrease base amount on which the second part of the incentive fee is calculated by $3 million (unrealized capital depreciation on Investment B)

•	Year 3: Decrease base amount on which the second part of the incentive fee is calculated by $1 million ($2 million in unrealized capital depreciation on Investment A and $1 million recovery in unrealized capital depreciation on Investment B)

•	Year 4: Increase base amount on which the second part of the incentive fee is calculated by $3 million ($1 million recovery in unrealized capital depreciation on Investment A and $2 million recovery in unrealized capital depreciation on Investment B)

•	Year 5: Increase base amount on which the second part of the incentive fee is calculated by $1 million ($3 million realized capital gain on Investment B offset by $3 million realized capital loss on Investment A plus a $1 million reversal in unrealized capital depreciation on Investment A from Year 4)

Payment of our expenses

All investment professionals of the Investment Adviser and its staff, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by the Investment Adviser. We bear all other costs and expenses of our operations and transactions, including those relating to: organization and offering; calculation of our net asset value (including the cost and expenses of any independent valuation firm); expenses incurred by Prospect Capital Management payable to third parties, including agents, consultants or other advisers (such as independent valuation firms, accountants and legal counsel), in monitoring our financial and legal affairs and in monitoring our investments and performing due diligence on our prospective portfolio companies; interest payable on debt, if any, and dividends payable on preferred stock, if any, incurred to finance our investments; offerings of our debt, our preferred shares, our common stock and other securities; investment advisory fees; fees payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating and making investments; transfer agent and custodial fees; registration fees; listing fees; taxes; independent directors’ fees and expenses; costs of preparing and filing reports or other documents with the SEC; the costs of any reports, proxy statements or other notices to stockholders, including printing costs; our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; and all other expenses incurred by us, by our Investment Adviser or by Prospect Administration in connection with administering our business, such as our allocable portion of overhead under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff.

Duration and termination

The Investment Advisory Agreement was originally approved by our Board of Directors on June 23, 2004 and was recently re-approved by the Board of Directors on June 17, 2009 for an additional one-year term expiring June 24, 2010. Unless terminated earlier as described below, it will remain in effect from year to year thereafter if approved annually by our Board of Directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may be terminated by either party without penalty upon not more than 60 days’

written notice to the other. See “Risk factors — Risks Relating to Our Business — We are dependent upon Prospect Capital Management’s key management personnel for our future success.”

Administration Agreement

We have also entered into an Administration Agreement with Prospect Administration under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and his staff, including the internal legal staff. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the Securities and Exchange Commission, or the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

Prospect Administration previously engaged Vastardis Fund Services LLC (“Vastardis”) to serve as our sub-administrator to perform certain services required of Prospect Administration. On April 30, 2009 we gave a 60-day notice to Vastardis of termination of our agreement for Vastardis to provide sub-administration services effective June 30, 2009. We entered into a new consulting services agreement for the period from July 1, 2009 until the filing of our Form 10-K for the year ended June 30, 2009. We paid Vastardis a total of $30,000 for services rendered in conjunction with preparation of Form 10-K under the new agreement. All administration services were assumed by Prospect Administration effective September 14, 2009.

We reimbursed Prospect Administration $2.9 million, $2.1 million and $0.5 million for the twelve months ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively, for services it provided to the Company at cost.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Capital Management and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Capital Management’s services under the Investment Advisory Agreement or otherwise as our investment adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as our administrator.

Under the sub-administration agreement (which, as described above, was terminated as of June 30, 2009), Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis, are not liable to the Administrator or to us for any action taken or omitted to be taken by Vastardis in connection with the performance of any of its duties or obligations or otherwise as sub-administrator for the Administrator on our behalf. The agreement also provides that, absent willful misfeasance, bad faith or negligence in the performance of Vastardis’ duties or by reason of the reckless disregard of Vastardis’ duties and obligations, Vastardis and its officers, partners, agents, employees, controlling persons, members, and any other person or entity affiliated with Vastardis are entitled to indemnification from the Administrator and us. All damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Administrator or us or our security holders) arising out of or otherwise based upon the performance of any of Vastardis’ duties or obligations under the agreement or otherwise as sub-administrator for the Administrator on our behalf.

Board of Directors approval of the Investment Advisory Agreement

On June 17, 2009, our Board of Directors voted unanimously to renew the Investment Advisory Agreement for the 12-month period ending June 24, 2010. In its consideration of the Investment Advisory Agreement, the Board of Directors focused on information it had received relating to, among other things: (a) the nature, quality and extent of the advisory and other services to be provided to us by Prospect Capital Management; (b) comparative data with respect to advisory fees or expense ratios paid by other business development companies with similar investment objectives; (c) our projected operating expenses; (d) the projected profitability of Prospect Capital Management and any existing and potential sources of indirect income to Prospect Capital Management or Prospect Administration from their relationships with us and the profitability of those relationships; (e) information about the services to be performed and the personnel performing such services under the Investment Advisory Agreement; (f) the organizational capability and financial condition of Prospect Capital Management and its affiliates and (g) the possibility of obtaining similar services from other third party service providers or through an internally managed structure. In approving the renewal of the Investment Advisory Agreement, the Board of Directors, including all of the directors who are not “interested persons,” considered the following:

•	Nature, Quality and Extent of Services. The Board of Directors considered the nature, extent and quality of the investment selection process employed by Prospect Capital Management. The Board of Directors also considered Prospect Capital Management’s personnel and their prior experience in connection with the types of investments made by us. The Board of Directors concluded that the services to be provided under the Investment Advisory Agreement are generally the same as those of comparable business development companies described in the available market data.

•	Investment Performance. The Board of Directors reviewed our investment performance as well as comparative data with respect to the investment performance of other externally managed business development companies. The Board of Directors concluded that Prospect Capital Management was delivering results consistent with our investment objective and that our investment performance was satisfactory when compared to comparable business development companies.

•	The reasonableness of the fees paid to Prospect Capital Management. The Board of Directors considered comparative data based on publicly available information on other business development companies with respect to services rendered and the advisory fees (including the management fees and incentive fees) of other business development companies as well as our projected operating expenses and expense ratio compared to other business development companies. The Board of Directors, on behalf of the Company, also considered the profitability of Prospect Capital Management. Based upon its review, the Board of Directors concluded that the fees to be paid under the Investment Advisory Agreement are reasonable compared to other business development companies.

•	Economies of Scale. The Board of Directors considered information about the potential of Prospect Capital Management to realize economies of scale in managing our assets, and determined that at this time there were not economies of scale to be realized by Prospect Capital Management.

Based on the information reviewed and the discussions detailed above, the Board of Directors (including all of the directors who are not “interested persons”) concluded that the investment advisory fee rates and terms are fair and reasonable in relation to the services provided and approved the renewal of the Investment Advisory Agreement with Prospect Capital Management as being in the best interests of the Company and its stockholders.

Portfolio Managers

The following individuals function as portfolio managers primarily responsible for the day-to-day management of our portfolio. Our portfolio managers are not responsible for day-to-day management of any other accounts. For a description of their principal occupations for the past five years, see above.

		Length of Service
Name	Position	with Company (Years)

John F. Barry	Chairman and Chief Executive Officer	5
M. Grier Eliasek	President and Chief Operating Officer	5

Mr. Eliasek receives no compensation from the Company. Mr. Eliasek receives a salary and bonus from Prospect Capital Management that takes into account his role as a senior officer of the Company and of Prospect Capital Management, his performance and the performance of each of Prospect Capital Management and the Company. Mr. Barry receives no compensation from the Company. Mr. Barry, as the sole member of Prospect Capital Management, receives a salary and/or bonus from Prospect Capital Management and is entitled to equity distributions after all other obligations of Prospect Capital Management are met.

The following table sets forth the dollar range of our common stock beneficially owned by each of the portfolio managers described above as of June 30, 2009.

Aggregate Dollar Range of
Common Stock Beneficially
Owned by Prospect Capital
Name	Management

John F. Barry	Over $100,000
M. Grier Eliasek	Over $100,000

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $846,000, $1,027,000, and $505,000 of managerial assistance fees for the years ended June 30, 2009, June 30, 2008, and June 30, 2007, respectively, of which $60,000 and $380,000 remains on the consolidated statement of assets and liabilities as of June 30, 2009, and June 30, 2008, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

License Agreement

We entered into a license agreement with Prospect Capital Management, pursuant to which Prospect Capital Management agreed to grant us a nonexclusive, royalty free license to use the name “Prospect Capital.” Under this agreement, we have a right to use the Prospect Capital name, for so long as Prospect Capital Management or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the Prospect Capital name. This license agreement will remain in effect for so long as the Investment Advisory Agreement with our Investment Adviser is in effect.

CERTAIN RELATIONSHIPS AND TRANSACTIONS

We have entered into the Investment Advisory Agreement with Prospect Capital Management. Our Chairman of the Board of Directors is the sole member of and controls Prospect Capital Management. Our senior management may in the future also serve as principals of other investment managers affiliated with Prospect Capital Management that may in the future manage investment funds with investment objectives similar to ours. In addition, our executive officers and directors and the principals of Prospect Capital Management may serve as officers, directors or principals of entities that operate in the same or related lines of business as we do or of investment funds managed by affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with Prospect Capital Management. However, our Investment Adviser and other members of the affiliated present and predecessor companies of Prospect Capital Management intend to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client. See “Risk Factors — Risks Relating To Our Business — Potential conflicts of interest could impact our investment returns.”

In addition, pursuant to the terms of the Administration Agreement, Prospect Administration provides, or arranges to provide, the Company with the office facilities and administrative services necessary to conduct our day-to-day operations. Prospect Capital Management is the sole member of and controls Prospect Administration.

We have no intention of investing in any portfolio company in which Prospect Capital Management or any affiliate currently has an investment.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

As of February 25, 2010, there were no persons that owned 25% or more of our outstanding voting securities, and we believe no person should be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of February 25, 2010, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding common stock and all officers and directors, as a group. Unless otherwise indicated, we believe that the beneficial owners set forth in the tables below have sole voting and investment power.

			Percentage of
			Common Stock
Name and Address	Type of Ownership	Shares Owned	Outstanding(1)

Prospect Capital Management LLC(2)	Record and beneficial	968,251	1.52%
All officers and directors as a group (6 persons)(3)	Record and beneficial	1,940,391	3.05%

(1)	Does not reflect shares of common stock reserved for issuance upon any exercise of any underwriters’ overallotment option.

(2)	John F. Barry is a control person of Prospect Capital Management.

(3)	Represents shares of common stock held by Prospect Capital Management. Because John F. Barry controls Prospect Capital Management, he may be deemed to be the beneficial owner of shares of our common stock held by Prospect Capital Management. The address for all officers and directors is c/o Prospect Capital Corporation, 10 East 40th Street, 44th Floor, New York, NY 10016.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors and officers as of December 31, 2009. We are not part of a “family of investment companies” as that term is defined in the 1940 Act.

Dollar Range of Equity
Name of Director or Officer	Securities in the Company(1)

Independent Directors
Graham D.S. Anderson	$50,001 — $100,000
Andrew C. Cooper	None
Eugene S. Stark	$50,001 — $100,000
Interested Directors
John F. Barry III(2)	Over $100,000
M. Grier Eliasek	Over $100,000
Officer
Brian H. Oswald	$50,001 — $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000 or over $100,000.

(2)	Represents an indirect beneficial ownership in shares of our common stock, that are beneficially owned directly by Prospect Capital Management, by reason of Mr. Barry’s position as a control person of Prospect Capital Management.

PORTFOLIO COMPANIES

The following is a listing of our portfolio companies at December 31, 2009. Values are as of December 31, 2009.

The portfolio companies are presented in three categories: “companies more than 25% owned” are portfolio companies in which Prospect directly or indirectly owns more than 25% of the outstanding voting securities of such portfolio company and, therefore, such portfolio company is presumed to be controlled by us under the 1940 Act; “companies owned 5% to 25%” are portfolio companies where Prospect directly or indirectly owns 5% to 25% of the outstanding voting securities of such portfolio company and/or holds one or more seats on the portfolio company’s Board of Directors and, therefore, such portfolio company is deemed to be an affiliated person with us under the 1940 Act; “companies less than 5% owned” are portfolio companies where Prospect directly or indirectly owns less than 5% of the outstanding voting securities of such portfolio company and where it has no other affiliations with such portfolio company. As of December 31, 2009, Prospect owned 100.00% of the fully diluted common equity of GSHI, 100.00% of the common equity of CCEHI, 49.00% of the fully diluted common equity of Integrated, 79.83% of the fully diluted common equity of Iron Horse, 100.00% of the members unit of AWCNC, LLC, 100.00% of the common equity of Coalbed, Inc., 100.00% of the fully diluted equity of Freedom Marine Holdings Inc., 79.40% of the fully diluted equity of Nupla Corporation, 80.00% of the fully diluted common equity of NRG, 40.00% of the fully diluted equity of Sidump’r Trailer Company, Inc., 74.51% of the fully diluted equity of R-V, 78.11% of the fully diluted common equity of Ajax and 100.00% of the fully diluted common equity of Yatesville. Prospect makes available significant managerial assistance to its portfolio companies. Prospect generally requests and may receive rights to observe the meetings of its portfolio companies’ Boards of Directors.

		Title and			Equity
	Nature of its	Class of			Securities
Name of	Principal Business	Securities			Held, at	Loans, at
Portfolio Company	(Location)	Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

Companies more than 25% owned
Ajax Rolled Ring and Machine	Manufacturing (South Carolina)	Senior secured debt, subordinated secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior secured note Tranche A, 10.50% due 4/01/2013; Subordinated secured note Tranche B, 11.50% plus 6.00% PIK due 4/01/2013; Subordinated secured note Tranche B, 15.00% due 10/30/2010	0.0	25.8
AWCNC, LLC	Machinery (North Carolina)	Members Units	N/A	Members units	0.0	0.0
C&J Cladding LLC	Metal services (Texas)	Warrants	N/A — loan repaid	Warrants, common shares, expiring 3/30/2014	3.1	0.0
Change Clean Energy Holdings, Inc	Biomass power (Maine)	Common equity	First priority lien on substantially all assets	Common shares	2.0	0.0
Coalbed, Inc./ Coalbed, LLC	Oil & Gas Production (Tennessee)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 14.50%, in non-accrual status effective 10/21/2009 due 6/30/2010	0.0	3.7
Fischbein, LLC	Machinery (North Carolina)	Senior subordinated debt and membership interests	Second priority lien on all assets and stock	Membership interests; Senior subordinated debt, 12.00% plus 6.50% PIK due 5/01/2013	1.9	3.5
Freedom Marine Services LLC	Shipping vessels (Louisiana)	Subordinated secured debt and net profit interest	Second priority lien on substantially all assets	Net profit interest, 22.50%; Subordinated secured note, 16.00% PIK due 12/31/2011	0.0	6.2
Gas Solutions Holdings, Inc.	Gas gathering and processing (Texas)	Senior and junior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 18.00% due 12/22/2018; Junior secured note, 18.00% due 12/23/2018	55.2	30.0

		Title and			Equity
	Nature of its	Class of			Securities
Name of	Principal Business	Securities			Held, at	Loans, at
Portfolio Company	(Location)	Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

Integrated Contract Services, Inc.	Contracting (North Carolina)	Senior and junior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Senior and junior secured notes, 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007 past due; Senior demand note, 15.00% due 12/31/2009	0.0	5.3
Iron Horse Coiled Tubing, Inc.	Production services (Alberta, Canada)	Senior secured debt, bridge loan and common equity	First priority lien on substantially all assets	Common shares; Bridge loan, 15.00% plus 3.00% PIK, in non-accrual status effective 5/01/2009 due 12/31/2009; Senior secured note, 15.00%, in non-accrual status effective 5/01/2009 due 12/31/2009	0.0	12.3
NRG Manufacturing, Inc.	Manufacturing (Texas)	Senior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 16.50% due 8/31/2011	13.6	13.1
Nupla Corporation	Home & Office Furnishings, Housewares & Durable (California)	Revolving line of credit, senior secured debt, senior subordinated debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Revolving line of credit, 0.50%-7.25% plus 2.00% default interest due 9/04/2012; Senior secured Term Loan A, 8.00% plus 2.00% default interest due 9/04/2012; Senior subordinated debt, 10.00% plus 5.00% PIK, in non-accrual status effective 4/01/2009 due 3/04/2013	0.0	2.4
R-V Industries, Inc.	Manufacturing (Pennsylvania)	Warrants and common equity	N/A — loan repaid	Common shares; Warrants, common shares, expiring 6/30/2017	12.0	0.0
Sidump’r Trailer Company, Inc.	Automobile (Nebraska)	Revolving line of credit, senior secured debt, preferred stock and common equity	First priority lien on all assets and stock	Common shares; Preferred shares; Revolving line of credit, 0.50%-7.25%, in non-accrual status effective 11/01/2008 due 1/10/2011; Senior secured Term Loan A, 7.25%, in non-accrual status effective 11/01/2008 due 1/10/2011; Senior secured Term Loan B, 8.75%, in non-accrual status effective 11/01/2008 due 1/10/2011; Senior secured Term Loan C, 16.50% PIK, in non-accrual status effective 9/27/2008 due 7/10/2011; Senior secured Term Loan D 7.25%, in non-accrual status effective 11/01/2008 due 7/10/2011	0.0	0.9
Yatesville Coal Holdings, Inc.	Mining and coal production (Kentucky)	Senior and junior secured debt and common equity	First priority lien on substantially all assets	Common shares; Senior secured note, 15.77% due 12/31/2010, in non-accrual status effective 1/01/2009; Junior secured note, 15.77% due 12/31/2010, in non-accrual status effective 1/01/2009	0.0	1.0

		Title and			Equity
	Nature of its	Class of			Securities
Name of	Principal Business	Securities			Held, at	Loans, at
Portfolio Company	(Location)	Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

Companies 5% to 25% owned
Appalachian Energy Holdings LLC	Construction services (West Virginia)	Senior secured debt, warrants and preferred units	First priority lien on substantially all assets	Preferred stock; Warrants, common shares, expiring 2/13/2016, 6/17/2018, 11/30/2018; Senior secured note Tranche A, 14.00% plus 3.00% PIK plus 3.00% default interest non-accrual status effective 11/01/2008 due 1/31/2011; Senior secured note Tranche B, 14.00% plus 3.00% PIK 3.00% default interest non-accrual status effective 11/01/2008, past due	0.0	1.2
Biotronic NeuroNetwork	Healthcare (Michigan)	Senior secured debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Senior secured note, 11.50% plus 1.00% PIK due 2/21/2013	3.5	27.0
Boxercraft Incorporated	Textiles & Leather (Georgia)	Revolving line of credit, senior secured debt, preferred stock and common equity	First priority lien on substantially all assets	Common shares; Preferred shares; Revolving line of credit, 0.50% due 9/16/2013; Senior secured Term Loan A, 9.50%-10.50% due 9/16/2013; Senior secured Term Loan B, 10.00%-11.00% due 9/16/2013; Senior secured Term Loan C, 12.00% plus 6.50% PIK due 3/16/2014	0.0	12.4
KTPS Holdings LLC	Textiles & Leather (Colorado)	Revolving line of credit, senior secured debt and membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit, 0.50% due 1/31/2012; Senior secured Term Loan A, 10.50%-11.25% due 1/31/2012; Senior secured Term Loan B, 12.00% due 1/31/2012; Senior secured Term Loan C 12.00% plus 6.00% PIK due 3/31/2012	0.0	7.2
Miller Petroleum, Inc.	Oil and gas production (Tennessee)	Warrants	N/A — loan repaid	Warrants, expiring 5/04/2010 through 12/31/2014	0.9	0.0
Smart, LLC	Diversified / Conglomerate Service (New York)	Membership interests	N/A	Membership interests	0.0	0.0
Sports Helmets Holdings, LLC	Personal & Nondurable Consumer Products (New York)	Revolving line of credit, senior secured debt, senior subordinated debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 0.50% due 12/14/2013; Senior secured Term Loan A, 4.26%-6.00% due 12/14/2013; Senior secured Term Loan B, 4.76%-6.50% due 12/14/2013; Senior subordinated debt Series A, 12.00% plus 3.00% PIK due 6/14/2014; Senior subordinated debt Series B, 10.00% plus 5.00% PIK due 6/14/2014	0.4	13.9
Companies less than 5% owned
ADAPCO, Inc.	Ecological (Florida)	Common equity	N/A	Common shares	0.3	0.0
Aircraft Fasteners International, LLC	Machinery (California)	Revolving line of credit, senior and junior secured debt and convertible preferred stock	First priority lien on all assets and stock	Convertible preferred shares; Revolving line of credit, 0.50% due 11/01/2012; Senior secured Term Loan, 3.92%-5.40% due 11/01/2012; Junior secured Term Loan, 12.00% plus 2.00% PIK due 5/01/2013	0.4	8.3
Allied Defense Group, Inc.	Aerospace & Defense (Virginia)	Common equity	N/A	Common shares	0.0	0.0

		Title and			Equity
	Nature of its	Class of			Securities
Name of	Principal Business	Securities			Held, at	Loans, at
Portfolio Company	(Location)	Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

American Gilsonite Company	Specialty minerals (Utah)	Senior subordinated secured debt and membership interests	Second priority lien on substantially all assets	Membership interests; Senior subordinated secured note, 12.00% plus 3.00% PIK due 3/14/2013	2.7	15.1
Arrowhead General Insurance Agency, Inc.	Insurance (California)	Junior secured debt	Second perfected priority lien on substantially all assets	Junior secured Term Loan, 10.25% plus 2.50% PIK due 2/08/2013	0.0	3.9
Borga, Inc.	Mining, Steel, Iron and Non-Precious Metal and Coal Production (California)	Revolving line of credit, senior secured debt and warrants	First priority lien on all assets and pledge of all stock	Warrants; Revolving line of credit, 0.50%-5.00% plus 3.00% default interest due 5/06/2010; Senior secured Term Loan B, 8.50% plus 3.00% default interest due 5/06/2010; Senior secured Term Loan C, 12.00% plus 4.00% PIK plus 3.00% default interest due 5/06/2010	0.0	2.7
Caleel & Hayden, LLC	Personal & Nondurable Consumer Products (Colorado)	Junior secured debt, senior subordinated debt, common equity and options	First priority lien on all assets and stock	Options; Common shares; Junior secured Term Loan B, 9.75%-10.00% due 11/10/2011; Senior subordinated debt, 12.00% plus 4.50% PIK due 11/10/2012	0.3	14.2
Castro Cheese Company, Inc.	Food products (Texas)	Junior secured debt	Second priority lien on substantially all assets	Junior secured note, 11.00% plus 2.00% PIK due 2/28/2013	0.0	7.6
Copernicus Group	Healthcare (North Carolina)	Revolving line of credit, senior secured debt, senior subordinated debt and preferred stock	First priority lien on substantially all assets	Preferred shares; Revolving line of credit, 0.50%-10.50% due 10/08/2013; Senior secured Term Loan A, 10.50%-11.50% due 10/08/2013; Senior subordinated debt, 12.00% plus 6.00% PIK-10.00% plus 10.00% PIK due 4/08/2014	0.1	17.2
Custom Direct, Inc.	Printing & Publishing (Maryland)	Senior and junior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 3.06% due 12/31/2013; Junior secured Term Loan 6.31% due 12/31/2014	0.0	2.5
Deb Shops, Inc.	Retail (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien note, 1.00% plus 13.00% PIK due 10/23/2014	0.0	2.3
Diamondback Operating LP	Oil and gas production (Oklahoma)	Net profit interest	N/A — loan repaid.	Net profit interest, 15.00%	0.4	0.0
Dover Saddlery, Inc.	Retail (Massachusetts)	Common equity	N/A	Common shares	0.0	0.0
EXL Acquisition Corporation	Electronics (South Carolina)	Revolving line of credit, Senior secured debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 0.50% due 3/15/2012; Senior secured Term Loan A, 3.93%-5.50% due 3/15/2011; Senior secured Term Loan B, 4.18%-5.75% due 3/15/2012; Senior secured Term Loan C, 4.68%-6.25% due 3/15/2012; Senior secured Term Loan D, 12.00% plus 3.00% PIK due 3/15/2012	0.8	13.6
Fairchild Industrial Products, Co.	Electronics (North Carolina)	Preferred stock and common equity	N/A	Common shares; Preferred shares	0.6	0.0
H&M Oil & Gas LLC	Oil and gas production (Texas)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 8.00%; Senior secured note, 13.00% due 6/30/2010	1.0	46.1

		Title and			Equity
	Nature of its	Class of			Securities
Name of	Principal Business	Securities			Held, at	Loans, at
Portfolio Company	(Location)	Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

Hudson Products Holdings, Inc.	Mining, Steel, Iron and Non-Precious Metals and Coal Production (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 8.00% due 8/24/2015	0.0	7.0
IEC Systems LP/Advanced Rig Services LLC (“ARS”)	Oilfield fabrication (Texas)	Senior secured debt	First priority lien on substantially all assets	Senior secured notes 12.00% plus 3.00% PIK due 11/20/2012	0.0	32.3
Impact Products, LLC	Machinery (Ohio)	Junior secured debt and senior subordinated debt	Second priority lien on all assets and stock	Junior secured Term Loan, 6.25%-8.25% due 9/09/2012; Senior subordinated debt, 10.00% plus 5.00% PIK due 9/09/2012	0.0	13.0
Label Corp Holdings, Inc.	Printing & Publishing (Nebraska)	Senior secured debt	First priority lien on substantially all assets	Senior secured Term Loan, 8.50% due 8/08/2014	0.0	5.3
LHC Holdings Corp.	Healthcare (Florida)	Revolving line of credit, senior secured debt, senior subordinated debt and membership interests	First priority lien on all assets and stock	Membership interests; Revolving line of credit, 0.50% due 11/30/2012; Senior secured Term Loan A, 4.31%-5.75% due 11/30/2012; Senior subordinated debt, 12.00% plus 2.50% PIK due 5/31/2013	0.2	6.3
Mac & Massey Holdings, LLC	Food Products (Georgia)	Senior subordinated debt and common equity	Subordinated lien on substantially all assets	Common shares; Senior subordinated debt, 10.00% plus 5.75% PIK due 2/10/2013	0.2	6.9
Maverick Healthcare LLC	Healthcare (Arizona)	Second lien debt, preferred units and common units	Second priority lien on substantially all assets	Common units; Preferred units; Second lien debt, 12.50% plus 3.50% PIK due 4/30/2014	1.7	12.9
Northwestern Management Services, LLC	Healthcare (Florida)	Revolving line of credit, senior and junior secured debt and common equity	First priority lien on all assets and stock	Common shares; Revolving line of credit, 0.50% due 12/13/2012; Senior secured Term Loan A, 4.24%-5.75% due 12/13/2012; Senior secured Term Loan B, 4.74%-6.25% due 12/13/2012; Junior secured Term Loan, 12.00% plus 3.00% due 6/13/2013	0.4	7.1
Prince Mineral Company, Inc.	Metal Services and Minerals (New York)	Junior secured debt and senior subordinated debt	Second priority lien on substantially all assets	Junior secured Term Loan, 5.29%-7.00% due 12/21/2012; Senior subordinated debt, 13.00% plus 1.00% due 7/21/2013	0.0	9.1
Qualitest Pharmaceuticals, Inc.	Pharmaceuticals (Alabama)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 7.78% due 4/30/2015	0.0	12.0
Regional Management Corp.	Financial services (South Carolina)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 13.00% plus 2.00% PIK due 6/29/2012	0.0	24.5
R-O-M Corporation	Manufacturing (Missouri)	Revolving line of credit, senior secured debt and senior subordinated debt	First priority lien on all assets and stock	Revolving line of credit, 0.50% due 2/08/2013; Senior secured Term Loan a, 3.00%-4.75% due 2/08/2013; Senior secured Term Loan B, 4.50%-6.25% due 5/08/2013; Senior subordinated debt, 12.00% plus 3.00% PIK due 8/08/2013	0.0	18.7
Shearer’s Foods, Inc.	Food products (Ohio)	Second lien debt and membership interests	Second priority lien on substantially all assets	Membership interests; Second lien debt, 15.00% due 10/31/2013	4.5	18.2

		Title and			Equity
	Nature of its	Class of			Securities
Name of	Principal Business	Securities			Held, at	Loans, at
Portfolio Company	(Location)	Held	Collateral Held	Investment Structure	Fair Value	Fair Value
					(In millions)	(In millions)

Stryker Energy LLC	Oil and gas production (Ohio)	Subordinated secured revolving credit facility and overriding royalty interest	Second priority lien on substantially all assets	Overriding royalty interest; Subordinated secured revolving credit facility, 12.00% due 12/01/2011	2.8	28.3
TriZetto Group	Healthcare (California)	Subordinated unsecured debt	Unsecured	Subordinated unsecured note, 12.00% plus 1.50% PIK due 10/01/2016	0.0	15.8
Unitek	Technical services (Pennsylvania)	Second lien debt	Second priority lien on substantially all assets	Second lien debt, 13.08% due 12/31/2013	0.0	11.7
Wind River Resources Corp. and Wind River II Corp.	Oil and gas production (Utah)	Senior secured debt and net profit interest	First priority lien on substantially all assets	Net profit interest, 5.00%; Senior secured note, 13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008 due 7/31/2010	0.0	10.6

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Short-term investments which mature in 60 days or less, such as U.S. Treasury bills, are valued at amortized cost, which approximates market value. The amortized cost method involves recording a security at its cost (i.e., principal amount plus any premium and less any discount) on the date of purchase and thereafter amortizing/accreting that difference between the principal amount due at maturity and cost assuming a constant yield to maturity as determined at the time of purchase. Short-term securities which mature in more than 60 days are valued at current market quotations by an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, or otherwise by a principal market maker or a primary market dealer). Investments in money market mutual funds are valued at their net asset value as of the close of business on the day of valuation.

Most of the investments in our portfolio do not have market quotations which are readily available, meaning the investments do not have actively traded markets. Debt and equity securities for which market quotations are not readily available are valued with the assistance of an independent valuation service using a documented valuation policy and a valuation process that is consistently applied under the direction of our Board of Directors. For a discussion of the risks inherent in determining the value of securities for which readily available market values do not exist, see “Risk Factors — Risks Relating to Our Business — Most of our portfolio investments are recorded at fair value as determined in good faith by our Board of Directors and, as a result, there is uncertainty as to the value of our portfolio investments.”

The factors that may be taken into account in valuing such investments include, as relevant, the portfolio company’s ability to make payments, its estimated earnings and projected discounted cash flows, the nature and realizable value of any collateral, the financial environment in which the portfolio company operates, comparisons to securities of similar publicly traded companies, changes in interest rates for similar debt instruments and other relevant factors. Due to the inherent uncertainty of determining the fair value of investments that do not have readily available market quotations, the fair value of these investments may differ significantly from the values that would have been used had such market quotations existed for such investments, and any such differences could be material.

As part of the fair valuation process, the independent valuation firm engaged by the Board of Directors performs a review of each debt and equity investment and provides a range of values for each investment, which, along with management’s valuation recommendations, is reviewed by the Audit Committee. Management and the independent valuation firm may adjust their preliminary evaluations to reflect comments provided by the Audit Committee. The Audit Committee reviews the final valuation report and management’s valuation recommendations and makes a recommendation to the Board of Directors based on its analysis of the methodologies employed and the various weights that should be accorded to each portion of the valuation as well as factors that the independent valuation firm and management may not have included in their evaluation processes. The Board of Directors then evaluates the Audit Committee recommendations and undertakes a similar analysis to determine the fair value of each investment in the portfolio in good faith.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current accounting standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

SALES OF COMMON STOCK BELOW NET ASSET VALUE

At our 2008 annual meeting of stockholders held on February 12, 2009 and our 2009 annual meeting of stockholders held on December 11, 2009, our stockholders approved our ability to sell an unlimited number of shares of our common stock at any level of discount from net asset value (NAV) per share during the twelve-month period following such approval. In order to sell shares pursuant to this authorization a majority of our directors who have no financial interest in the sale and a majority of our independent directors must (a) find that the sale is in our best interests and in the best interests of our stockholders, and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount. Any offering of common stock below NAV per share will be designed to raise capital for investment in accordance with our investment objective.

In making a determination that an offering below NAV per share is in our and our stockholders’ best interests, our Board of Directors would consider a variety of factors, including:

•	The effect that an offering below NAV per share would have on our stockholders, including the potential dilution they would experience as a result of the offering;

•	The amount per share by which the offering price per share and the net proceeds per share are less than the most recently determined NAV per share;

•	The relationship of recent market prices of par common stock to NAV per share and the potential impact of the offering on the market price per share of our common stock;

•	Whether the estimated offering price would closely approximate the market value of our shares;

•	The potential market impact of being able to raise capital during the current financial market difficulties;

•	The nature of any new investors anticipated to acquire shares in the offering;

•	The anticipated rate of return on and quality, type and availability of investments; and

•	The leverage available to us.

Our Board of Directors would also consider the fact that sales of common stock at a discount will benefit our Advisor as the Advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at premium to NAV per share.

We will not sell shares under a prospectus supplement to the registration statement or current post-effective amendment thereto of which this prospectus forms a part (the “current registration statement”) if the cumulative dilution to our NAV per share from offerings under the current registration statement exceeds 15%. This limit would be measured separately for each offering pursuant to the current amendment by calculating the percentage dilution or accretion to aggregate NAV from that offering and then summing the percentage from each offering. For example, if our most recently determined NAV at the time of the first offering is $10.06 and we have 64 million shares outstanding, sale of 16 million shares at net proceeds to us of $5.03 per share (a 50% discount) would produce dilution of 10.00%. If we subsequently determined that our NAV per share increased to $11.00 on the then 80 million shares outstanding and then made an additional offering, we could, for example, sell approximately an additional 8.885 million shares at net proceeds to us of $5.50 per share, which would produce dilution of 5.00%, before we would reach the aggregate 15% limit. If we file a new post-effective amendment, the threshold would reset.

Sales by us of our common stock at a discount from NAV pose potential risks for our existing stockholders whether or not they participate in the offering, as well as for new investors who participate in the offering.

The following three headings and accompanying tables will explain and provide hypothetical examples on the impact of an offering at a price less than NAV per share on three different set of investors:

•	existing shareholders who do not purchase any shares in the offering;

•	existing shareholders who purchase a relatively small amount of shares in the offering or a relatively large amount of shares in the offering; and

•	new investors who become shareholders by purchasing shares in the offering.

Impact On Existing Stockholders Who Do Not Participate in the Offering

Our existing stockholders who do not participate in an offering below NAV per share or who do not buy additional shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These stockholders will experience an immediate decrease (often called dilution) in the NAV of the shares they hold and their NAV per share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These shareholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of NAV dilution that would be experienced by a nonparticipating stockholder in three different hypothetical offerings of different sizes and levels of discount from NAV per share. It is not possible to predict the level of market price decline that may occur.

The examples assume that the issuer has 64,000,000 common shares outstanding, $700,000,000 in total assets and $56,160,000 in total liabilities. The current NAV and NAV per share are thus $643,840,000 and $10.06. The chart illustrates the dilutive effect on Stockholder A of (1) an offering of 3,200,000 shares (5% of the outstanding shares) at $9.56 per share after offering expenses and commission (a 5% discount from NAV), (2) an offering of 6,400,000 shares (10% of the outstanding shares) at $9.05 per share after offering expenses and commissions (a 10% discount from NAV) and (3) an offering of 12,800,000 shares (20% of the outstanding shares) at $8.05 per share after offering expenses and commissions (a 20% discount from NAV). The prospectus supplement pursuant to which any discounted offering is made will include a chart based on the actual number of shares in such offering and the actual discount to the most recently determined NAV, as applicable.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
	Prior to	at 5% Discount		at 10% Discount		at 20% Discount
	Sale Below	Following	%	Following	%	Following	%
	NAV	Sale	Change	Sale	Change	Sale	Change

Offering Price
Price per Share to Public		$10.06	—	$9.53	—	$8.47	—
Net Proceeds per Share to Issuer		$9.56	—	$9.05	—	$8.05	—
Decrease to NAV
Total Shares Outstanding	64,000,000	67,200,000	5.00%	70,400,000	10.00%	76,800,000	20.00%
NAV per Share	$10.06	$10.04	(0.24)%	$9.97	(0.91)%	$9.72	(3.33)%

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
	Prior to	at 5% Discount		at 10% Discount		at 20% Discount
	Sale Below	Following	%	Following	%	Following	%
	NAV	Sale	Change	Sale	Change	Sale	Change

Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	64,000	64,000	0.00%	64,000	0.00%	64,000	0.00%
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(16.67)%
Total NAV Held by Stockholder A	$643,840	$642,307	(0.24)%	$637,987	(0.91)%	$622,379	(3.33)%
Total Investment by Stockholder A (Assumed to be $10.06 per Share)	$643,840	$643,840		$643,840		$643,840
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(1,553)		$(5,853)		$(21,461)
NAV per Share Held by Stockholder A		$10.04		$9.97		$9.72
Investment per Share Held by Stockholder A (Assumed to be $10.06 per Share on Shares Held Prior to Sale)	$10.06	$10.06		$10.06		$10.06
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.02)		$(0.09)		$(0.34)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(3.33)%

Impact On Existing Stockholders Who Do Participate in the Offering

Our existing stockholders who participate in an offering below NAV per share or who buy additional shares in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares immediately prior to the offering. The level of NAV dilution will decrease as the number of shares such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in NAV per share over their investment per share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares such stockholder purchases increases. Even a stockholder who overparticipates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These shareholders may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution and accretion in the hypothetical 20% discount offering from the prior chart (Example 3) for a stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 6,400 shares, which is 0.05% of an offering of 12,800,000 shares) rather than its 0.10% proportionate share and (2) 150% of such percentage (i.e. 19,200 shares, which is 0.15% of an offering of 12,800,000 shares rather than its 0.10% proportionate share). The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share, as applicable. It is not possible to predict the level of market price decline that may occur.

		50%		150%
	Prior to	Participation		Participation
	Sale Below	Following	%	Following	%
	NAV	Sale	Change	Sale	Change

Offering Price
Price per Share to Public		$8.47		$8.47
Net Proceeds per Share to Issuer		$8.05		$8.05
Decrease/Increase to NAV
Total Shares Outstanding	64,000,000	76,800,000	20.00%	76,800,000	20.00%
NAV per Share	$10.06	$9.72	(3.33)%	$9.72	(3.33)%
Dilution/Accretion to Participating Stockholder
Shares Held by Stockholder A	64,000	70,400	10.00%	83,200	30.00%
Percentage Held by Stockholder A	0.10%	0.09%	(8.33)%	0.11%	8.33%
Total NAV Held by Stockholder A	$643,840	$684,617	6.33%	$809,092	25.67%
Total Investment by Stockholder A (Assumed to be $10.06 per Share on Shares held Prior to Sale)		$698,058		$806,494
Total Dilution/Accretion to Stockholder A (Total NAV Less Total Investment)		$(13,441)		$2,598
NAV per Share Held by Stockholder A		$9.72		$9.72
Investment per Share Held by Stockholder A (Assumed to Be $10.06 on Shares Held Prior to Sale)	$10.06	$9.91	(1.44)%	$9.69	(3.64)%
Dilution/Accretion per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.19)		$0.03
Percentage Dilution/Accretion to Stockholder A (Dilution/Accretion per Share Divided by Investment per Share)			(1.93)%		0.32%

Impact On New Investors

Investors who are not currently stockholders and who participate in an offering below NAV but whose investment per share is greater than the resulting NAV per share due to selling compensation and expenses paid by the issuer will experience an immediate decrease, albeit small, in the NAV of their shares and their NAV per share compared to the price they pay for their shares. Investors who are not currently stockholders and who participate in an offering below NAV per share and whose investment per share is also less than the resulting NAV per share due to selling compensation and expenses paid by the issuer being significantly less than the discount per share will experience an immediate increase in the NAV of their shares and their NAV per share compared to the price they pay for their shares. These investors will experience a disproportionately greater participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests. These investors will, however, be subject to the risk that we may make additional discounted offerings in which such new stockholder does not participate, in which case such new stockholder will experience dilution as described above in such subsequent offerings. These investors may also experience a decline in the market price of their shares, which often reflects to some degree announced or potential increases and decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases.

The following chart illustrates the level of dilution or accretion for new investors that would be experienced by a new investor in the same hypothetical 5%, 10% and 20% discounted offerings as described in the first chart above. The illustration is for a new investor who purchases the same percentage (0.10%) of the shares in the offering as Stockholder A in the prior examples held immediately prior to the offering. The prospectus supplement pursuant to which any discounted offering is made will include a chart for these examples based on the actual number of shares in such offering and the actual discount from the most recently determined NAV per share, as applicable. It is not possible to predict the level of market price decline that may occur.

		Example 1		Example 2		Example 3
		5% Offering		10% Offering		20% Offering
	Prior to	at 5% Discount		at 10% Discount		at 20% Discount
	Sale Below	Following	%	Following	%	Following	%
	NAV	Sale	Change	Sale	Change	Sale	Change

Offering Price
Price per Share to Public		$10.06		$9.53		$8.47
Net Proceeds per Share to Issuer		$9.56		$9.05		$8.05
Decrease/Increase to NAV
Total Shares Outstanding	64,000,000	67,200,000	5.00%	70,400,000	10.00%	76,800,000	20.00%
NAV per Share	$10.06	$10.04	(0.24)%	$9.97	(0.91)%	$9.72	(3.33)%
Dilution/Accretion to New Investor A
Shares Held by Investor A	0	3,200		6,400		12,800
Percentage Held by Investor A	0.00%	0.00%		0.01%		0.02%
Total NAV Held by Investor A	$0	$32,115		$63,799		$124,476
Total Investment by Investor A (At Price to Public)		$32,192		$60,995		$108,436
Total Dilution/Accretion to Investor A (Total NAV Less Total Investment)		$(77)		$2,804		$16,040
NAV per Share Held by Investor A		$10.04		$9.97		$9.72
Investment per Share Held by Investor A	$0	$10.06		$9.53		$8.47
Dilution/Accretion per Share Held by Investor A (NAV per Share Less Investment per Share)		$(0.02)		$0.44		$1.25
Percentage Dilution/Accretion to Investor A (Dilution/Accretion per Share Divided by Investment per Share)			(0.24)%		4.60%		14.79%

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, when our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action is required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator sets up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share. Such request by a stockholder must be received three days prior to the dividend payable date in order for that dividend to be paid in cash. If such request is received less than three days prior to the dividend payable date, then the dividends are reinvested and shares are repurchased for the stockholder’s account; however, future dividends are paid out in cash on all balances. Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We primarily use newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Select Market on the valuation date for such dividend. If we use newly-issued shares to implement the plan, the valuation date will not be earlier than the last day that stockholders have the right to elect to receive cash in lieu of shares. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Select Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium at the time we issue new shares under the plan and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder.

There are no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan are paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15 transaction fee plus a $0.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same U.S. Federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at the bottom of their statement and sending it to the plan administrator at American Stock Transfer & Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the plan administrator’s Interactive Voice Response System at (888) 888-0313.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any payable date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10007 or by telephone at (718) 921-8200.

Stockholders who purchased their shares through or hold their shares in the name of a broker or financial institution should consult with a representative of their broker or financial institution with respect to their participation in our dividend reinvestment plan. Such holders of our stock may not be identified as our registered stockholders with the plan administrator and may not automatically have their cash dividend reinvested in shares of our common stock by the administrator.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. Federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to us or our investors on such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. Federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, financial institutions, U.S. stockholders (as defined below) whose functional currency is not the U.S. dollar, persons who mark-to-market our shares and persons who hold our shares as part of a “straddle,” “hedge” or “conversion” transaction. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. Federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. Federal income tax purposes:

•	a citizen or individual resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. Federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. Federal income taxation regardless of its source; or

•	a trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. Federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. Federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election To Be Taxed As A RIC

As a business development company, we have qualified and elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally are not subject to corporate-level U.S. Federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation As A RIC

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. Federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) we timely distribute to stockholders. We will be subject to U.S. Federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% non-deductible U.S. Federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years.

In December 2008, our Board of Directors elected to retain excess profits generated in the quarter ended September 30, 2008 and pay a 4% excise tax on such retained earnings. We paid $533,000 for the excise tax with the filing of our tax return in March 2009.

In order to qualify as a RIC for U.S. Federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company or be registered as a management investment company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies or other income derived with respect to our business of investing in such stock, securities or currencies and net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (i) of one issuer (ii) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (iii) of one or more “qualified publicly traded partnerships,” or the diversification tests.

To the extent that we invest in entities treated as partnerships for U.S. Federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we generally must take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the diversification tests.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning dividend, interest or other qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. Federal income tax, and could result in a reduced after-tax yield on the portion of our assets held there.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of such income will be subject to corporate-level U.S. Federal income tax, reducing the amount available to be distributed to our stockholders. See “Failure To Obtain RIC Tax Treatment.”

As a regulated investment company, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years. Certain of our investment practices may be subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions, and (vii) produce income that will not be qualifying income for purposes of the 90% Income Test. We will monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

As described above, to the extent that we invest in equity securities of entities that are treated as partnerships for U.S. Federal income tax purposes, the effect of such investments for purposes of the 90% Income Test and the diversification tests will depend on whether or not the partnership is a “qualified publicly traded partnership” (as defined in the Code). If the partnership is a “qualified publicly traded partnership,” the net income derived from such investments will be qualifying income for purposes of the 90% Income Test and will be “securities” for purposes of the diversification tests. If the partnership, however, is not treated as a “qualified publicly traded partnership,” then the consequences of an investment in the partnership will depend upon the amount and type of income and assets of the partnership allocable to us. The income derived from such investments may not be qualifying income for purposes of the 90% Income Test and, therefore, could adversely affect our qualification as a RIC. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. Federal income tax purposes to prevent our disqualification as a RIC.

We may invest in preferred securities or other securities the U.S. Federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

Taxation Of U.S. Stockholders

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. For taxable years beginning on or before December 31, 2010, to the extent such distributions paid by us to noncorporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for taxation at rates applicable to long term capital gains (currently a maximum tax rate of 15%) provided that we properly designate such distribution as derived from “qualified dividend income” and certain holding period and other requirements are satisfied. In this regard, it is not anticipated that a significant portion of distributions paid by us will be attributable to qualified dividends and, therefore, generally will not qualify for the long term capital gains. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. Federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for U.S. Federal income tax. A stockholder that is not subject to U.S. Federal income tax or otherwise required to file a U.S. Federal income tax return would be required to file a U.S. Federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her or its investment.

A U.S. stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other substantially identical shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. The ability to otherwise deduct capital losses may be subject to other limitations under the code.

In general, individual U.S. stockholders currently are subject to a maximum U.S. Federal income tax rate of 15% on their net capital gain, or the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to U.S. Federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Noncorporate stockholders with net capital losses for a year (which we define as capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a noncorporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the U.S. Federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to qualifying dividends.

We may be required to withhold U.S. Federal income tax, or backup withholding, currently at a rate of 28% (until January 1, 2011 when a higher rate of 31% will apply absent Congressional action) from all taxable distributions to any noncorporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Backup withholding is not an additional tax, and any amount withheld may be refunded or credited against the U.S. stockholder’s U.S. Federal income tax liability, provided that proper information is timely provided to the IRS.

Taxation Of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally be subject to withholding of U.S. Federal income tax at a rate of 30% (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. However, effective for taxable years beginning before January 1, 2010, we generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not have been subject to withholding of U.S. Federal income tax if they had been earned directly by a Non-U.S. stockholder, and (ii) net short-term capital gains in excess of net long-term capital losses that would not have been subject to withholding of U.S. Federal income tax if they had been earned directly by a Non-U.S. stockholder, in each case only to the extent that such distributions are properly designated by us as “interest-related dividends” or “short-term capital gain dividends,” as the case may be, and certain other requirements are met.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business carried on by the Non-U.S. stockholder, will generally not be subject to U.S. Federal withholding tax and generally will not be subject to U.S. Federal income tax unless the Non-U.S. stockholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, withholding of U.S. Federal income tax at a rate of 30% on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to

U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% U.S. Federal withholding tax.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. Federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S.

Federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. Federal income tax return. Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

Distributions of our “investment company taxable income” and net capital gains (including deemed distributions) to Non-U.S. stockholders, and gains realized by Non-U.S. stockholders upon the sale of our common stock that is “effectively connected” with a U.S. trade or business carried on by the Non-U.S. stockholder (or if an income tax treaty applies, attributable to a “permanent establishment” in the United States), will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Corporate Non-U.S. stockholders may also be subject to an additional branch profits tax at a rate of 30% imposed by the Code (or lower rate provided by an applicable treaty). In the case of a non-corporate Non-U.S. stockholder, we may be required to withhold U.S. Federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the Non-U.S. stockholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a Non-U.S. stockholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. stockholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in our shares.

A Non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup withholding of U.S. Federal income tax on dividends unless the Non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. Federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure To Obtain RIC Tax Treatment

If we were unable to obtain tax treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary dividend income (currently eligible for the 15% maximum rate) to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction.

Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

The discussion set forth herein does not constitute tax advice, and potential investors should consult their own tax advisors concerning the tax considerations relevant to their particular situation.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

Capital Stock

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially classified as common stock. Our common stock is traded on The NASDAQ Global Select Market under the symbol “PSEC.” There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

Under our charter, our Board of Directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock, and to authorize the issuance of such shares, without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the Board of Directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

The below table sets forth each class of our outstanding securities as of February 25, 2010:

		(3)	(4)
		Amount Held	Amount Outstanding
(1)	(2)	by the Company	Exclusive of Amount
Title of Class	Amount Authorized	or for its Account	Shown Under(3)

Common Stock	100,000,000	0	63,586,731

Common Stock

All shares of our common stock have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by U.S. Federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of us, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that prior to the issuance of preferred stock holders of a majority of the outstanding shares of common stock will elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Our charter authorizes our Board of Directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the Board of Directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board of Directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution (other than in shares of stock) is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock become in arrears by two years or more until all arrears are cured. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to operate other than as an investment company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Limitation On Liability Of Directors And Officers; Indemnification And Advance Of Expenses

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to obligate ourselves to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in any such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received, unless in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that a present or former director or officer of us has performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, we note that we do not expect to request our present or former directors or officers to serve another entity as a director, officer, partner or trustee unless we can obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.

Provisions Of The Maryland General Corporation Law And Our Charter And Bylaws

Anti-takeover Effect

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. These provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Control Share Acquisitions

The Maryland General Corporation Law under the Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third,

•	one-third or more but less than a majority, or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will notify the Division of Investment Management at the SEC prior to amending our bylaws to be subject to the Control Share Act and will make such amendment only if the Board of Directors determines that it would be in our best interests.

Business Combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•	an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board of Directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the Board of Directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board of Directors.

After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of Directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board of Directors before the time that the interested stockholder becomes an interested stockholder. Our Board of Directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board of Directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

Classified Board of Directors

Our Board of Directors is divided into three classes of directors serving staggered three-year terms. The current terms of the first, second and third classes will expire in 2011, 2012 and 2010 respectively, and in each case, until their successors are duly elected and qualify. Each year one class of directors will be elected to the Board of Directors by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board of Directors will help to ensure the continuity and stability of our management and policies.

Election of Directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Under the charter, our Board of Directors may amend the bylaws to alter the vote required to elect directors.

Number of Directors; Vacancies; Removal

Our charter provides that the number of directors will be set only by the Board of Directors in accordance with our bylaws. Our bylaws provide that a majority of our entire Board of Directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than three nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act of 1934, as amended, or the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board of Directors. Accordingly, at such time, except as may be provided by the Board of Directors in setting the terms of any class or series of preferred stock, any and all vacancies on the Board of Directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by Stockholders

The Maryland General Corporation Law provides that stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board of Directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board of Directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the Board of Directors or (3) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board of Directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of Special Meetings of Stockholders

Our bylaws provide that special meetings of stockholders may be called by our Board of Directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.

Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the Board of Directors.

Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.

No Appraisal Rights

Except with respect to appraisal rights arising in connection with the Control Share Act discussed above, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

DESCRIPTION OF OUR PREFERRED STOCK

In addition to shares of common stock, our charter authorizes the issuance of preferred stock. If we offer preferred stock under this prospectus, we will issue an appropriate prospectus supplement. We may issue preferred stock from time to time in one or more series, without stockholder approval. Our Board of Directors is authorized to fix for any series of preferred stock the number of shares of such series and the designation, relative powers, preferences and rights, and the qualifications, limitations or restrictions of such series; except that, such an issuance must adhere to the requirements of the 1940 Act, Maryland law and any other limitations imposed by law.

The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to common stock, the liquidation preference of the preferred stock, together with all other senior securities, must not exceed an amount equal to 50% of our total assets (taking into account such distribution) and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on the preferred stock are in arrears by two years or more.

For any series of preferred stock that we may issue, our Board of Directors will determine and the prospectus supplement relating to such series will describe:

•	the designation and number of shares of such series;

•	the rate and time at which, and the preferences and conditions under which, any dividends will be paid on shares of such series, the cumulative nature of such dividends and whether such dividends have any participating feature;

•	any provisions relating to convertibility or exchangeability of the shares of such series;

•	the rights and preferences, if any, of holders of shares of such series upon our liquidation, dissolution or winding up of our affairs;

•	the voting powers of the holders of shares of such series;

•	any provisions relating to the redemption of the shares of such series;

•	any limitations on our ability to pay dividends or make distributions on, or acquire or redeem, other securities while shares of such series are outstanding;

•	any conditions or restrictions on our ability to issue additional shares of such series or other securities;

•	if applicable, a discussion of certain U.S. Federal income tax considerations; and

•	any other relative power, preferences and participating, optional or special rights of shares of such series, and the qualifications, limitations or restrictions thereof.

All shares of preferred stock that we may issue will be identical and of equal rank except as to the particular terms thereof that may be fixed by our Board of Directors, and all shares of each series of preferred stock will be identical and of equal rank except as to the dates from which cumulative dividends thereon will be cumulative.

DESCRIPTION OF OUR DEBT SECURITIES

We may issue debt securities in one or more series which, if publicly offered, will be under an indenture to be entered into between us and a trustee. The specific terms of each series of debt securities we publicly offer will be described in the particular prospectus supplement relating to that series. For a complete description of the terms of a particular series of debt securities, you should read both this prospectus and the prospectus supplement relating to that particular series.

The prospectus supplement, which will accompany this prospectus, will describe the particular series of debt securities being offered by including:

•	the designation or title of the series of debt securities;

•	the total principal amount of the series of debt securities;

•	the percentage of the principal amount at which the series of debt securities will be offered;

•	the date or dates on which principal will be payable;

•	the rate or rates (which may be either fixed or variable) and/or the method of determining such rate or rates of interest, if any;

•	the date or dates from which any interest will accrue, or the method of determining such date or dates, and the date or dates on which any interest will be payable;

•	the terms for redemption, extension or early repayment, if any;

•	the currencies in which the series of debt securities are issued and payable;

•	the provision for any sinking fund;

•	any restrictive covenants;

•	any events of default;

•	whether the series of debt securities are issuable in certificated form;

•	any provisions for defeasance or covenant defeasance;

•	any special U.S. Federal income tax implications, including, if applicable, U.S. Federal income tax considerations relating to original issue discount;

•	any provisions for convertibility or exchangeability of the debt securities into or for any other securities;

•	whether the debt securities are subject to subordination and the terms of such subordination;

•	the listing, if any, on a securities exchange;

•	the name and address of the trustee; and

•	any other terms.

The debt securities may be secured or unsecured obligations. Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue debt only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of debt. Unless the prospectus supplement states otherwise, principal (and premium, if any) and interest, if any, will be paid by us in immediately available funds.

DESCRIPTION OF OUR WARRANTS

We may issue warrants to purchase shares of our common stock, preferred stock or debt securities from time to time. Such warrants may be issued independently or together with one of our Securities and may be attached or separate from such securities. We will issue each series of warrants under a separate warrant agreement to be entered into between us and a warrant agent. The warrant agent will act solely as our agent and will not assume any obligation or relationship of agency for or with holders or beneficial owners of warrants.

A prospectus supplement will describe the particular terms of any series of warrants we may issue, including the following:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, including composite currencies, in which the price of such warrants may be payable;

•	the number of shares of common stock, preferred stock or debt securities issuable upon exercise of such warrants;

•	the price at which and the currency or currencies, including composite currencies, in which the shares of common stock, preferred stock or debt securities purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants will commence and the date on which such right will expire;

•	whether such warrants will be issued in registered form or bearer form;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the number of such warrants issued with each share of common stock, preferred stock or debt securities;

•	if applicable, the date on and after which such warrants and the related shares of common stock, preferred stock or debt securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of certain U.S. Federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

We and the warrant agent may amend or supplement the warrant agreement for a series of warrants without the consent of the holders of the warrants issued thereunder to effect changes that are not inconsistent with the provisions of the warrants and that do not materially and adversely affect the interests of the holders of the warrants.

Under the 1940 Act, we may generally only offer warrants provided that (1) the warrants expire by their terms within ten years; (2) the exercise or conversion price is not less than the current market value at the date of issuance; (3) our stockholders authorize the proposal to issue such warrants, and our Board of Directors approves such issuance on the basis that the issuance is in our best interests and the best interest of our stockholders; and (4) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants at the time of issuance may not exceed 25% of our outstanding voting securities.

REGULATION

We are a closed-end, non-diversified investment company that has filed an election to be treated as a business development company under the 1940 Act and has elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly-traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate and other market fluctuations. However, in connection with an investment or acquisition financing of a portfolio company, we may purchase or otherwise receive warrants to purchase the common stock of the portfolio company. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except with respect to money market funds we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments subject our stockholders indirectly to additional expenses. None of these policies are fundamental and may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An “eligible portfolio company” is defined in the 1940 Act and rules adopted pursuant thereto as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the United States;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for exclusions under the 1940 Act for certain financial companies such as banks, brokers, commercial finance companies, mortgage companies and insurance companies; and

(c) satisfies any of the following:

1. does not have any class of securities with respect to which a broker or dealer may extend margin credit;

2. is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company;

3. is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million;

4. does not have any class of securities listed on a national securities exchange; or

5. has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million.

(2) Securities in companies that were eligible portfolio companies when we made our initial investment if certain other requirements are satisfied.

(3) Securities of any eligible portfolio company which we control.

(4) Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing agreements.

(5) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(6) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(7) Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2), (3) or (4) above.

Managerial Assistance to Portfolio Companies

In order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, including money market funds, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in money market funds, U.S. treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. Federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our Investment Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or public debt securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios after giving effect to such distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors.”

Code of Ethics

We, Prospect Capital Management and Prospect Administration have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. For information on how to obtain a copy of each code of ethics, see “Available Information.”

Investment Concentration

Our investment objective is to generate both current income and long-term capital appreciation through debt and equity investments. While we are diversifying the portfolio, many of our existing investments are in the energy and energy related industries.

Compliance Policies and Procedures

We and our Investment Adviser have adopted and implemented written policies and procedures reasonably designed to prevent violation of the U.S. Federal securities laws, and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation, and to designate a Chief Compliance Officer to be responsible for administering the policies and procedures. Brian H. Oswald serves as our Chief Compliance Officer.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Prospect Capital Management. The Proxy Voting Policies and Procedures of Prospect Capital Management are set forth below. The guidelines are reviewed periodically by Prospect Capital Management and our independent directors, and, accordingly, are subject to change.

Introduction.  As an investment adviser registered under the Advisers Act, Prospect Capital Management has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, Prospect Capital Management recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for Prospect Capital Management’s Investment Advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy policies.  These policies are designed to be responsive to the wide range of subjects that may be the subject of a proxy vote. These policies are not exhaustive due to the variety of proxy voting issues that Prospect Capital Management may be required to consider. In general, Prospect Capital Management will vote proxies in accordance with these guidelines unless: (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests. In such cases, a decision on how to vote will be made by the Proxy Voting Committee (as described below). In reviewing proxy issues, Prospect Capital Management will apply the following general policies:

Elections of directors.  In general, Prospect Capital Management will vote in favor of the management-proposed slate of directors. If there is a proxy fight for seats on the Board of Directors or Prospect Capital Management determines that there are other compelling reasons for withholding votes for directors, the Proxy Voting Committee will determine the appropriate vote on the matter. Prospect Capital Management believes that directors have a duty to respond to stockholder actions that have received significant stockholder support. Prospect Capital Management may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a stockholder vote and failure to act on tender offers where a majority of stockholders have tendered their shares. Finally, Prospect Capital Management may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of auditors.  Prospect Capital Management believes that the Company remains in the best position to choose the auditors and will generally support management’s recommendation.

Changes in capital structure.  Changes in a company’s charter, articles of incorporation or by-laws may be required by state or U.S. Federal regulation. In general, Prospect Capital Management will cast its votes in accordance with the Company’s management on such proposal. However, the Proxy Voting Committee will review and analyze on a case-by-case basis any proposals regarding changes in corporate structure that are not required by state or U.S. Federal regulation.

Corporate restructurings, mergers and acquisitions.  Prospect Capital Management believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, the Proxy Voting Committee will analyze such proposals on a case-by-case basis.

Proposals affecting the rights of stockholders.  Prospect Capital Management will generally vote in favor of proposals that give stockholders a greater voice in the affairs of the Company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals, Prospect Capital Management will weigh the financial impact of the proposal against the impairment of the rights of stockholders.

Corporate governance.  Prospect Capital Management recognizes the importance of good corporate governance in ensuring that management and the Board of Directors fulfill their obligations to the stockholders. Prospect Capital Management favors proposals promoting transparency and accountability within a company.

Anti-takeover measures.  The Proxy Voting Committee will evaluate, on a case-by-case basis, proposals regarding anti-takeover measures to determine the measure’s likely effect on stockholder value dilution.

Stock splits.  Prospect Capital Management will generally vote with the management of the Company on stock split matters.

Limited liability of directors.  Prospect Capital Management will generally vote with management on matters that would affect the limited liability of directors.

Social and corporate responsibility.  The Proxy Voting Committee may review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on stockholder value. Prospect Capital Management may abstain from voting on social proposals that do not have a readily determinable financial impact on stockholder value.

Proxy voting procedures.  Prospect Capital Management will generally vote proxies in accordance with these guidelines. In circumstances in which (1) Prospect Capital Management has determined to consider the matter on a case-by-case basis (as is stated in these guidelines), (2) the subject matter of the vote is not covered by these guidelines, (3) a material conflict of interest is present, or (4) Prospect Capital Management might find it necessary to vote contrary to its general guidelines to maximize stockholder value and vote in its clients’ best interests, the Proxy Voting Committee will vote the proxy.

Proxy voting committee.  Prospect Capital Management has formed a proxy voting committee to establish general proxy policies and consider specific proxy voting matters as necessary. In addition, members of the committee may contact the management of the Company and interested stockholder groups as necessary to discuss proxy issues. Members of the committee will include relevant senior personnel. The committee may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committee monitors adherence to guidelines, and reviews the policies contained in this statement from time to time.

Conflicts of interest.  Prospect Capital Management recognizes that there may be a potential conflict of interest when it votes a proxy solicited by an issuer that is its advisory client or a client or customer of one of our affiliates or with whom it has another business or personal relationship that may affect how it votes on the issuer’s proxy. Prospect Capital Management believes that adherence to these policies and procedures ensures that proxies are voted with only its clients’ best interests in mind. To ensure that its votes are not the product of a conflict of interests, Prospect Capital Management requires that: (i) anyone involved in the decision making process (including members of the Proxy Voting Committee) disclose to the chairman of the Proxy Voting Committee any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how Prospect Capital Management intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy voting.  Each account’s custodian will forward all relevant proxy materials to Prospect Capital Management, either electronically or in physical form to the address of record that Prospect Capital Management has provided to the custodian.

Proxy recordkeeping.  Prospect Capital Management must retain the following documents pertaining to proxy voting:

•	copies of its proxy voting polices and procedures;

•	copies of all proxy statements;

•	records of all votes cast by Prospect Capital Management;

•	copies of all documents created by Prospect Capital Management that were material to making a decision how to vote proxies or that memorializes the basis for that decision; and

•	copies of all written client requests for information with regard to how Prospect Capital Management voted proxies on behalf of the client as well as any written responses provided.

All of the above-referenced records will be maintained and preserved for a period of not less than five years from the end of the fiscal year during which the last entry was made. The first two years of records must be maintained at our office.

Proxy voting records.  Clients may obtain information about how Prospect Capital Management voted proxies on their behalf by making a written request for proxy voting information to: Compliance Officer, Prospect Capital Management LLC, 10 East 40th Street, 44th Floor, New York, NY 10016.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a variety of regulatory requirements on publicly-held companies. In addition to our Chief Executive and Chief Financial Officers’ required certifications as to the accuracy of our financial reporting, we are also required to disclose the effectiveness of our disclosure controls and procedures as well as report on our assessment of our internal controls over financial reporting, the latter of which must be audited by our independent registered public accounting firm.

The Sarbanes-Oxley Act also requires us to continually review our policies and procedures to ensure that we remain in compliance with all rules promulgated under the Act.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our Securities are held under a custody agreement by U.S. Bank National Association. The address of the custodian is: 1555 North Rivercenter Drive, MK-WI-5302, Milwaukee, WI 53212, Attention: Mutual Fund Custody Account Administrator, facsimile: (866) 350-1430. American Stock Transfer & Trust Company acts as our transfer agent, dividend paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is 59 Maiden Lane, New York, NY 10007, telephone number: (718) 921-8200.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is $105,613. Subject to policies established by our Board of Directors,

Prospect Capital Management is primarily responsible for the execution of the publicly-traded securities portion of our portfolio transactions and the allocation of brokerage commissions.

Prospect Capital Management does not expect to execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Company, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Prospect Capital Management generally seeks reasonably competitive trade execution costs, the Company will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Prospect Capital Management may select a broker based partly upon brokerage or research services provided to it and the Company and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Prospect Capital Management determines in good faith that such commission is reasonable in relation to the services provided.

PLAN OF DISTRIBUTION

We may sell the Securities pursuant to this prospectus and a prospectus supplement in any of four ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser, including existing stockholders in a rights offering; (c) through agents; or (d) directly to our stockholders and others through the issuance of transferable or non-transferable rights to our stockholders. In the case of a rights offering, the applicable prospectus supplement will set forth the number of shares of our common stock issuable upon the exercise of each right and the other terms of such rights offering. We will not sell shares of common stock in a rights offering to our stockholder at a price below NAV per share under this prospectus. Any underwriter or agent involved in the offer and sale of the Securities will also be named in the applicable prospectus supplement. The Securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters or agents and the amounts of Securities underwritten or placed by each of them;

•	the offering price of the Securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to underwriters or agents; and

•	any securities exchanges on which the Securities may be listed.

In addition, pursuant to the terms of certain applicable registration rights agreements entered into by us or that we may enter into in the future, certain of our stockholders may resell shares of our common stock under this prospectus and as described in any related prospectus supplement.

We may use Securities to acquire investments in companies, the terms of which will be further disclosed in a prospectus supplement if such stock is issued in an offering hereunder.

Any offering price and any discounts or concessions allowed or reallowed or paid to underwriters or agents may be changed from time to time.

We may sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the current net asset value of our common stock in certain circumstances, including if (i)(1) the holders of a majority of our shares (or, if less, at least 67% of a quorum consisting of a majority of our shares) and a similar majority of the holders of our shares who are not affiliated persons of us approve the sale of our common stock at a price that is less than the current net asset value, and (2) a majority of our Directors who have no financial interest in the transaction and a majority of our independent Directors (a) determine that such sale is in our and our stockholders’ best interests and (b) in consultation with any underwriter or underwriters of the offering, make a good faith determination as of a time either immediately prior to the first solicitation by us or on our behalf of firm commitments to purchase such shares, or immediately prior to the issuance of such shares, that the price at which such shares are to be sold is not less than a price which closely approximates the market value of such shares, less any distributing commission or discount or if (ii) a majority of the number of the beneficial holders of our common stock entitled to vote at the annual meeting, without regard to whether a majority of such shares are voted in favor of the proposal, approve the sale of our common stock at a price that is less than the current net asset value per share. As stated above, we will not use this prospectus to sell our common stock to our shareholders in a rights offering at a price below current net asset value.

If underwriters are used in the sale of any Securities, Securities acquired by the underwriters for their own account may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The Securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, any obligations by the underwriters to purchase the Securities will be subject to certain conditions precedent.

The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed 8%. In connection with any rights offering to our stockholders, we may also enter into a standby underwriting arrangement with one or more underwriters pursuant to which the underwriter(s) will purchase our common stock remaining unsubscribed for after the rights offering.

We may sell the Securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the Securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

Agents, dealers and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents, dealers and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell Securities outside of this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell Securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use Securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge Securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our Securities or in connection with a simultaneous offering of other Securities offered by this prospectus or otherwise.

Any of our common stock sold pursuant to a prospectus supplement will be listed on The NASDAQ Global Select Market, or another exchange on which our common stock is traded.

In order to comply with the securities laws of certain states, if applicable, the Securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers. In addition, in certain states, the Securities may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirements is available and is complied with.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for the Company by Skadden, Arps, Slate, Meagher & Flom LLP, New York, NY, and Venable LLP as special Maryland counsel.

INDEPENDENT REGISTERED ACCOUNTING FIRM

BDO Seidman, LLP is the independent registered public accounting firm of the Company.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Securities offered by this prospectus. The registration statement contains additional information about us and the Securities being registered by this prospectus. We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. This information and the information specifically regarding how we voted proxies relating to portfolio securities for the period ended June 30, 2009, are available free of charge by contacting us at 10 East 40th Street, 44th floor, New York, NY 10016 or by telephone at toll-free (888) 748-0702. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090 or by calling 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

INDEX TO FINANCIAL STATEMENTS

PROSPECT CAPITAL CORPORATION

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009 and June 30, 2009

	December 31, 2009	June 30, 2009
	(Unaudited)	(Audited)

Assets (Note 10)
Investments at fair value (cost of $633,636 and $531,424, respectively, Note 3) Control investments (cost of $165,867 and $187,105, respectively)	$191,898	$206,332
Affiliate investments (cost of $68,052 and $33,544, respectively)	66,479	32,254
Non-control/Non-affiliate investments (cost of $399,717 and $310,775, respectively)	389,758	308,582

Total investments at fair value	648,135	547,168

Investments in money market funds	23,418	98,735
Cash	3,844	9,942
Receivables for:
Interest, net	5,723	3,562
Dividends	2	28
Other	359	571
Prepaid expenses	175	68
Due from Prospect Administration (Note 8)	998	—
Deferred financing costs, net	5,891	6,951
Other assets	535	—

Total Assets	689,080	667,025

Liabilities
Credit facility payable (Note 10)	10,000	124,800
Dividend payable	25,894	—
Due to Prospect Administration (Note 8)	—	842
Due to Prospect Capital Management (Note 8)	7,412	5,871
Accrued expenses	8,039	2,381
Other liabilities	258	535

Total Liabilities	51,603	134,429

Net Assets	$637,477	$532,596

Components of Net Assets
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively; 63,349,746 and 42,943,084 issued and outstanding, respectively)	$63	$43
Paid-in capital in excess of par	741,520	545,707
Under/(over) distributed net investment income	(14,326)	24,152
Accumulated realized losses on investments	(104,279)	(53,050)
Unrealized appreciation on investments	14,499	15,744

Net Assets	$637,477	$532,596

Net Asset Value Per Share	$10.06	$12.40

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
For The Three and Six Months Ended December 31, 2009 and 2008

	For the Three		For the Six Months
	Months Ended		Ended
	December 31,		December 31,
	2009	2008	2009	2008

Investment Income
Interest Income
Control investments (Net of foreign withholding tax of ($52), $62, ($19), and $109, respectively)	$5,052	$5,075	$9,643	$11,797
Affiliate investments (Net of foreign withholding tax of $0, $0, $0, and $0, respectively)	1,539	1,075	2,388	1,635
Non-control/non-affiliate investments	11,948	11,091	21,343	21,365

Total interest income	18,539	17,241	33,374	34,797

Dividend income
Control investments	4,160	4,584	10,360	9,168
Money market funds	10	81	28	220

Total dividend income	4,170	4,665	10,388	9,388

Other income: (Note 5)
Control/affiliate investments	75	87	75	831
Gain on Patriot acquisition (Note 2)	5,714	—	5,714	—
Non-control/non-affiliate investments	385	220	849	12,996

Total other income	6,174	307	6,638	13,827

Total Investment Income	28,883	22,213	50,400	58,012

Operating Expenses
Investment advisory fees:
Base management fee (Note 8)	3,176	2,940	6,385	5,763
Income incentive fee (Note 8)	4,231	2,990	7,311	8,865

Total investment advisory fees	7,407	5,930	13,696	14,628

Interest and credit facility expenses	1,995	1,965	3,369	3,483
Sub-administration fees (Including former Chief Financial Officer and Chief Compliance Officer)	—	217	—	467
Legal fees	390	184	390	483
Valuation services	153	110	273	422
Audit, compliance and tax related fees	239	306	501	629
Allocation of overhead from Prospect Administration (Note 8)	840	588	1,680	1,176
Insurance expense	63	63	126	124
Directors’ fees	64	62	128	143
Other general and administrative expenses	807	295	994	462
Tax expense	—	533	—	533

Total Operating Expenses	11,958	10,253	21,157	22,550

Net Investment Income	16,925	11,960	29,243	35,462

Net realized (loss) gain on investments	(51,229)	16	(51,229)	1,661
Net change in unrealized appreciation/depreciation on investments	17,451	(5,452)	(1,245)	(16,601)

Net (Decrease) Increase in Net Assets Resulting from Operations	$(16,853)	$6,524	$(23,231)	$20,522

Net (decrease) increase in net assets resulting from operations per share: (Note 7)	$(0.29)	$0.22	$(0.43)	$0.69

Dividends/distributions declared per share:	$0.41	$0.40	$0.82	$0.80

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
For The Six Months Ended December 31, 2009 and 2008

	For the Six Months Ended
	December 31,	December 31,
	2009	2008

(Decrease) Increase in Net Assets from Operations:
Net investment income	$29,243	$35,462
Net realized (loss) gain on investments	(51,229)	1,661
Net change in unrealized depreciation on investments	(1,245)	(16,601)

Net (Decrease) Increase in Net Assets Resulting from Operations	(23,231)	20,522

Dividends/Distributions to Shareholders:	(67,721)	(23,848)

Capital Share Transactions:
Net proceeds from capital shares sold	98,833	—
Less: Offering costs of public share offerings	(1,158)	—
Fair value of equity issued in conjunction with Patriot acquisition	92,800	—
Reinvestment of dividends/distributions	5,358	1,506

Net Increase in Net Assets Resulting from Capital Share Transactions	195,833	1,506

Total Increase in Net Assets:	104,881	(1,820)
Net assets at beginning of period	532,596	429,623

Net Assets at End of Period	$637,477	$427,803

Capital Share Activity:
Shares sold	11,431,797	—
Shares issued for Patriot acquisition	8,444,068	—
Shares issued through reinvestment of dividends/distributions	530,797	117,549

Net increase in capital share activity	20,406,662	117,549
Shares outstanding at beginning of period	42,943,084	29,520,379

Shares Outstanding at End of Period	63,349,746	29,637,928

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
For The Six Months Ended December 31, 2009 and 2008

	For the Six Months Ended
	December 31,	December 31,
	2009	2008

Cash Flows from Operating Activities:
Net (decrease) increase in net assets resulting from operations	$(23,231)	$20,522
Net realized loss (gain) on investments	51,229	(1,661)
Net change in unrealized depreciation on investments	1,245	16,601
Accretion of original issue discount on investments	(6,670)	(2,128)
Amortization of deferred financing costs	2,106	360
Gain on settlement of net profits interest	—	(12,576)
Gain on Patriot acquisition	(5,714)	—
Change in operating assets and liabilities:
Payments for purchases of investments	(7,321)	(70,513)
Payment-in-kind interest	(2,059)	(931)
Proceeds from sale of investments and collection of investment principal	69,735	13,077
Purchases of cash equivalents	(199,997)	(19,999)
Sales of cash equivalents	199,997	19,999
Net decrease investments in money market funds	75,317	10,394
Decrease (increase) in interest receivable	163	(336)
Decrease in dividends receivable	26	4,229
Decrease in loan principal receivable	—	71
Increase in receivable for managerial assistance	—	(25)
Increase in receivable for potential deal expenses	—	(86)
Decrease (increase) in other receivables	212	(17)
Increase in prepaid expenses	(72)	(505)
Decrease in due from Prospect Administration	502	—
Increase in other assets	(535)	—
Decrease in due to Prospect Administration	(842)	(12)
Increase (decrease) in due to Prospect Capital Management	1,541	(317)
(Decrease) increase in accrued expenses	(227)	997
Decrease in other liabilities	(277)	(270)

Net Cash Provided By (Used In) Operating Activities:	155,128	(23,126)

Cash Flows from Investing Activities:
Acquisition of Patriot, net of cash acquired (Note 2)	(106,586)	—

Net Cash Used In Investing Activities:	(106,586)	—

Cash Flows from Financing Activities:
Borrowings under credit facility	60,000	54,500
Payments under credit facility	(174,800)	(7,000)
Financing costs paid and deferred	(1,046)	(270)
Net proceeds from issuance of common stock	98,833	—
Offering costs from issuance of common stock	(1,158)	—
Dividends/distributions paid	(36,469)	(22,221)

Net Cash Provided By Financing Activities:	54,640	25,009

Total (Decrease) Increase in Cash	(6,098)	1,883
Cash balance at beginning of period	9,942	555

Cash Balance at End of Period	$3,844	$2,438

Cash Paid For Interest	$496	$2,862

Non-Cash Financing Activity:
Fair Value of shares issued in connection with Patriot acquisition	$92,800	$—

Fair Value of shares issued in connection with dividend reinvestment plan	$5,358	$2,901

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine, Inc.	South Carolina/Manufacturing	Senior Secured Note — Tranche A (10.50%, due 4/01/2013)(3),(4)	$21,266	$21,266	$21,266	3.3%
		Subordinated Secured Note — Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3),(4)	12,038	12,038	4,536	0.7%
		Subordinated Secured Note — Tranche B (15.00%, due 10/30/2010)	500	500	—	0.0%
		Convertible Preferred Stock — Series A (6,143 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				39,861	25,802	4.0%

AWCNC, LLC(20)	North Carolina/Machinery	Members Units — Class A (1,800,000 units)		—	—	0.0%
		Members Units — Class B-1 (1 unit)		—	—	0.0%
		Members Units — Class B-2 (7,999,999 units)		—	—	0.0%

				—	—	0.0%

C&J Cladding LLC	Texas/Metal Services and Minerals	Warrants (400 warrants, expiring 3/30/2014)		580	3,095	0.5%

				580	3,095	0.5%

Change Clean Energy Holdings, Inc. (“CCEHI”)(5)	Maine/Biomass Power	Common Stock (1,000 shares)		2,825	1,976	0.3%

				2,825	1,976	0.3%

Coalbed, Inc./Coalbed, LLC(6)	Tennessee/Oil & Gas Production	Senior Secured Note (14.50%, in non-accrual status effective 10/21/2009, due 6/30/2010)	10,441	10,441	3,686	0.6%
		Common Stock (1,000 shares)		—	—	0.0%

				10,441	3,686	0.6%

Fischbein, LLC	North Carolina/Machinery	Senior Subordinated Debt (12.00% plus 6.50% PIK, due 5/01/2013)	3,707	3,508	3,515	0.5%
		Membership Interest — Class A (2,800,000 units)		1,877	1,876	0.3%

				5,385	5,391	0.8%

Freedom Marine Services LLC	Louisiana/Shipping Vessels	Subordinated Secured Note (16.00% PIK, due 12/31/2011)(3)	7,960	7,899	6,181	1.0%
		Net Profits Interest (22.50% payable on Equity distributions)(3),(7)		—	—	0.0%

				7,899	6,181	1.0%

Gas Solutions Holdings, Inc.(8)	Texas/Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/22/2018)(3)	25,000	25,000	25,000	3.9%
		Junior Secured Note (18.00%, due 12/23/2018)(3)	5,000	5,000	5,000	0.8%
		Common Stock (100 shares)(3)		5,003	55,187	8.7%

				35,003	85,187	13.4%

Integrated Contract Services, Inc.(9)	North Carolina/Contracting	Senior Demand Note (15.00%, due 12/31/2009)(10)	1,170	1,170	1,170	0.2%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	800	800	928	0.1%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	3,177	0.5%
		Preferred Stock — Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				16,652	5,275	0.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Iron Horse Coiled Tubing, Inc.	Alberta, Canada/Production Services	Bridge Loan (15.00% plus 3.00% PIK, in non-accrual status effective 5/01/2009, due 12/31/2009)	$11,418	$11,199	$10,440	1.6%
		Senior Secured Note (15.00%, in non-accrual status effective 5/01/2009, due 12/31/2009)	9,250	9,250	1,878	0.3%
		Common Stock (1,781 shares)		268	—	0.0%

				20,717	12,318	1.9%

NRG Manufacturing, Inc.	Texas/Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3),(4)	13,080	13,080	13,080	2.1%
		Common Stock (800 shares)		2,317	13,610	2.1%

				15,397	26,690	4.2%

Nupla Corporation	California/Home & Office Furnishings, Housewares & Durable	Revolving Line of Credit (0.50% — 7.25% plus 2.00% default interest, due 9/04/2012)(4)	1,093	933	929	0.2%
		Senior Secured Term Loan A (8.00% plus 2.00% default interest, due 9/04/2012)(4)	5,139	1,503	1,503	0.2%
		Senior Subordinated Debt (10.00% plus 5.00% PIK, in non-accrual status effective 4/01/2009, due 3/04/2013)	3,204	—	—	0.0%
		Preferred Stock — Class A (475 shares)		—	—	0.0%
		Preferred Stock — Class B (1,045 shares)		—	—	0.0%
		Common Stock (1,140,584 shares)		—	—	0.0%

				2,436	2,432	0.4%

R-V Industries, Inc.	Pennsylvania/Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	3,211	0.5%
		Common Stock (545,107 shares)		5,086	8,751	1.4%

				6,768	11,962	1.9%

Sidump’r Trailer Company, Inc.	Nebraska/Automobile	Revolving Line of Credit (0.50% — 7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4)	950	404	404	0.0%
		Senior Secured Term Loan A (7.25%, in non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,048	464	464	0.1%
		Senior Secured Term Loan B (8.75%, in-non-accrual status effective 11/01/2008, due 1/10/2011)(4)	2,321	—	—	0.0%
		Senior Secured Term Loan C (16.50% PIK, in non-accrual status effective 9/27/2008, due 7/10/2011)	2,841	—	—	0.0%
		Senior Secured Term Loan D (7.25%, in non-accrual status effective 11/01/2008, due 7/10/2011)(4)	1,700	—	—	0.0%
		Preferred Stock (49,635 shares)		—	—	0.0%
		Common Stock (64,050 shares)		—	—	0.0%

				868	868	0.1%

Yatesville Coal Holdings, Inc.(11)	Kentucky/Mining, Steel, Iron and Non- Precious Metals and Coal Production	Senior Secured Note (15.77%, in non-accrual status effective 1/01/2009, due 12/31/2010)(4)	10,000	1,035	1,035	0.2%
		Junior Secured Note (15.77%, in non-accrual status effective 1/01/2009, due 12/31/2010)(4)	41,836	—	—	0.0%
		Common Stock (1,000 shares)		—	—	0.0%

				1,035	1,035	0.2%

		Total Control Investments		165,867	191,898	30.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Appalachian Energy Holdings LLC(12)	West Virginia/Construction Services	Senior Secured Debt — Tranche A (14.00% plus 3.00% PIK plus 3.00% default interest, in non-accrual status effective 11/01/2008, due 1/31/2011)	$2,066	$1,897	$1,165	0.2%
		Senior Secured Debt — Tranche B (14.00% plus 3.00% PIK plus 3.00% default interest, in non-accrual status effective 11/01/2008, past due)	2,120	1,960	—	0.0%
		Preferred Stock — Series A (200 units)		82	—	0.0%
		Preferred Stock — Series B (241 units)		241	—	0.0%
		Preferred Stock — Series C (500 units)		500	—	0.0%
		Warrants (6,065 warrants, expiring 2/13/2016)		176	—	0.0%
		Warrants (6,025 warrants, expiring 6/17/2018)		172	—	0.0%
		Warrants (25,000 warrants, expiring 11/30/2018)		—	—	0.0%

				5,028	1,165	0.2%

Biotronic NeuroNetwork(17)	Michigan/Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3),(4)	26,227	26,227	27,014	4.2%
		Preferred Stock (9,925 shares)(13)		2,300	3,497	0.6%

				28,527	30,511	4.8%

Boxercraft Incorporated	Georgia/Textiles & Leather	Revolving Line of Credit (0.50%, due 9/16/2013)		—	—	0.0%
		Senior Secured Term Loan A (9.50% — 10.50%, due 9/16/2013)(4)	4,049	3,412	3,140	0.5%
		Senior Secured Term Loan B (10.00% — 11.00%, due 9/16/2013)(4)	4,835	3,750	3,788	0.5%
		Senior Secured Term Loan C (12.00% plus 6.50% PIK, due 3/16/2014)	7,003	5,468	5,467	0.9%
		Preferred Stock (1,000,000 shares)		—	—	0.0%
		Common Stock (10,000 shares)		—	—	0.0%

				12,630	12,395	1.9%

KTPS Holdings, LLC	Colorado/Textiles & Leather	Revolving Line of Credit (0.50%, due 1/31/2012)		—	—	0.0%
		Senior Secured Term Loan A (10.50% — 11.25%, due 1/31/2012)(4)	3,530	3,142	2,840	0.4%
		Senior Secured Term Loan B (12.00%, due 1/31/2012)	445	372	372	0.1%
		Senior Secured Term Loan C (12.00% plus 6.00% PIK, due 3/31/2012)	4,725	4,027	3,959	0.6%
		Membership Interest — Class A (730 units)		—	—	0.0%
		Membership Interest — Common (199,795 units)		—	—	0.0%

				7,541	7,171	1.1%

Miller Petroleum, Inc.	Tennessee/Oil & Gas Production	Warrants, Common Stock (2,117,689 warrants, expiring 5/04/2010 to 12/31/2014)(14)		150	937	0.2%

				150	937	0.2%

Smart, LLC(15)	New York/Diversified/Conglomerate Service	Membership Interest — Class B (1,218 units)		—	—	0.0%
		Membership Interest — Class D (1 unit)		—	—	0.0%

				—	—	0.0%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Sport Helmets Holdings, LLC(15)	New York/Personal & Nondurable Consumer Products	Revolving Line of Credit (0.50%, due 12/14/2013)		$—	$—	0.0%
		Senior Secured Term Loan A (4.26% — 6.00%, due 12/14/2013)(4)	$3,975	2,302	2,329	0.3%
		Senior Secured Term Loan B (4.76% — 6.50%, due 12/14/2013)(4)	7,425	4,963	5,072	0.8%
		Senior Subordinated Debt — Series A (12.00% plus 3.00% PIK, due 6/14/2014)	7,215	5,655	5,646	0.9%
		Senior Subordinated Debt — Series B (10.00% plus 5.00% PIK, due 6/14/2014)	1,324	898	895	0.1%
		Common Stock (20,000 shares)		358	358	0.1%

				14,176	14,300	2.2%

		Total Affiliate Investments		68,052	66,479	10.4%

Non-control/Non- affiliate Investments (less than 5.00% of voting control)
ADAPCO, Inc.	Florida/Ecological	Common Stock (5,000 shares)		141	295	0.0%

				141	295	0.0%

Aircraft Fasteners International, LLC	California/Machinery	Revolving Line of Credit (0.50%, due 11/01/2012)		—	—	0.0%
		Senior Secured Term Loan (3.92% — 5.40%, due 11/01/2012)(4)	5,188	3,653	3,675	0.6%
		Junior Secured Term Loan (12.00% plus 2.00% PIK, due 5/01/2013)	5,433	4,555	4,613	0.7%
		Convertible Preferred Stock (32,500 units)		396	396	0.1%

				8,604	8,684	1.4%

American Gilsonite Company	Utah/Specialty Minerals	Senior Subordinated Note (12.00% plus 3.00% PIK, due 3/14/2013)(3)	14,783	14,783	15,078	2.4%
		Membership Interest Units in AGC/PEP, LLC (99.9999%)(16)		1,031	2,728	0.4%

				15,814	17,806	2.8%

Arrowhead General Insurance Agency, Inc.(17)	California/Insurance	Junior Secured Term Loan (10.25% plus 2.50% PIK, due 2/8/2013)	5,085	3,873	3,871	0.6%

				3,873	3,871	0.6%

Borga, Inc.	California/Mining, Steel, Iron and Non-Precious Metals and Coal Production	Revolving Line of Credit (0.50% — 5.00% plus 3.00% default interest, due 5/06/2010)(4)	800	701	680	0.1%
		Senior Secured Term Loan B (8.50% plus 3.00% default interest, due 5/6/2010)(4)	1,612	1,411	1,375	0.2%
		Senior Secured Term Loan C (12.00% plus 4.00% PIK plus 3.00% default interest, due 5/06/2010)	8,453	651	622	0.1%
		Warrants (33,750 warrants)		—	—	0.0%

				2,763	2,677	0.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Non-control/Non- affiliate Investments (less than 5.00% of voting control)
Caleel + Hayden, LLC (15)	Colorado/Personal & Nondurable	Junior Secured Term Loan B (9.75% — 10.00%, due 11/10/2011)(4)	$8,425	$8,399	$8,416	1.3%
	Consumer Products	Senior Subordinated Debt (12.00% plus 4.50% PIK, due 11/10/2012)	6,250	5,779	5,778	0.9%
		Common Stock (7,500 shares)		351	351	0.1%
		Options in Mineral Fusion Natural Brands, LLC (11,662 options)		—	—	0.0%

				14,529	14,545	2.3%

Castro Cheese Company, Inc.	Texas/Food Products	Junior Secured Note (11.00% plus 2.00% PIK, due 2/28/2013)(3)	7,615	7,505	7,655	1.2%

				7,505	7,655	1.2%

Copernicus Group	North Carolina/Healthcare	Revolving Line of Credit (0.50% — 10.50%, due 10/08/2013)(4)	150	3	—	0.0%
		Senior Secured Term Loan A (10.50% — 11.50%, due 10/08/2013)(4)	6,250	5,272	5,205	0.8%
		Senior Subordinated Debt (12.00% plus 6.00% PIK — 10.00% plus 10.00% PIK, due 4/08/2014)	12,741	10,661	11,948	1.9%
		Preferred Stock — Series A (1,000,000 shares)		67	—	0.0%
		Preferred Stock — Series C (212,121 shares)		212	140	0.0%

				16,215	17,293	2.7%

Custom Direct, Inc.(17)	Maryland/Printing & Publishing	Senior Secured Term Loan (3.06%, due 12/31/2013)(4)	1,651	1,204	1,219	0.2%
		Junior Secured Term Loan (6.31%, due 12/31/2014)(4)	2,000	1,243	1,278	0.2%

				2,447	2,497	0.4%

Deb Shops, Inc.(17)	Pennsylvania/Retail	Second Lien Debt (1.00% plus 13.00% PIK, in non-accrual status effective 2/24/2009, due 10/23/2014)	16,378	14,607	2,318	0.4%

				14,607	2,318	0.4%

Diamondback Operating, LP	Oklahoma/Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	404	0.1%

				—	404	0.1%

EXL Acquisition Corp.	South Carolina/Electronics	Revolving Line of Credit (0.50%, due 3/15/2012)		—	—	0.0%
		Senior Secured Term Loan A (3.93% — 5.50%, due 3/15/2011)(4)	1,790	1,494	1,473	0.2%
		Senior Secured Term Loan B (4.18% — 5.75%, due 3/15/2012)(4)	4,053	3,680	3,714	0.6%
		Senior Secured Term Loan C (4.68% — 6.25%, due 3/15/2012)(4)	2,500	2,294	2,316	0.4%
		Senior Secured Term Loan D (12.00% plus 3.00% PIK, due 3/15/2012)	5,967	6,039	6,085	0.9%
		Common Stock — Class A (2,475 shares)		509	509	0.1%
		Common Stock — Class B (25 shares)		306	306	0.1%

				14,322	14,403	2.3%

Fairchild Industrial Products, Co.(2)	North Carolina/Electronics	Preferred Stock — Class A (378 shares)		377	380	0.1%
		Common Stock — Class B (28 shares)		211	211	0.0%

				588	591	0.1%

H&M Oil & Gas, LLC	Texas/Oil & Gas Production	Senior Secured Note (13.00%, due 6/30/2010)	49,661	49,661	46,081	7.2%
		Net Profits Interest (8.00% payable on Equity distributions)(7)		—	1,047	0.2%

				49,661	47,128	7.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Non-control/Non- affiliate Investments (less than 5.00% of voting control)
Hudson Products Holdings, Inc.(17)	Texas/Mining, Steel, Iron and Non-Precious Metals and Coal Production	Senior Secured Term Loan (8.00%, due 8/24/2015)(4)	$7,406	$6,729	$6,993	1.1%

				6,729	6,993	1.1%

IEC Systems LP (“IEC”)/Advanced Rig	Texas/Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	20,209	20,209	20,209	3.2%
Services LLC (“ARS”)		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	12,128	12,128	12,128	1.9%

				32,337	32,337	5.1%

Impact Products, LLC	Ohio/Machinery	Junior Secured Term Loan (6.25% — 8.25%, due 9/09/2012)(4)	8,835	7,704	7,753	1.2%
		Senior Subordinated Debt (10.00% plus 5.00%, due 9/09/2012)	5,548	5,259	5,260	0.8%

				12,963	13,013	2.0%

Label Corp Holdings, Inc.	Nebraska/Printing & Publishing	Senior Secured Term Loan (8.50%, due 8/08/2014)(4)	5,823	5,193	5,306	0.8%

				5,193	5,306	0.8%

LHC Holdings Corp.(17)	Florida/Healthcare	Revolving Line of Credit (0.50%, due 11/30/2012)		—	—	0.0%
		Senior Secured Term Loan A (4.31% — 5.75%, due 11/30/2012)(4)	2,918	2,114	2,177	0.3%
		Senior Subordinated Debt (12.00% plus 2.50% PIK, due 5/31/2013)	4,565	4,157	4,156	0.7%
		Membership Interest (125 units)		216	216	0.0%

				6,487	6,549	1.0%

Mac & Massey Holdings, LLC	Georgia/Food Products	Senior Subordinated Debt (10.00% plus 5.75% PIK, due 2/10/2013)	8,426	6,960	6,940	1.1%
		Common Stock (250 shares)		169	170	0.0%

				7,129	7,110	1.1%

Maverick Healthcare, LLC	Arizona/Healthcare	Second Lien Debt (12.50% plus 3.50% PIK, due 4/30/2014)(3)	12,894	12,894	12,894	2.0%
		Preferred Units (1,250,000 units)		1,252	1,693	0.3%
		Common Units (1,250,000 units)		—	—	0.0%

				14,146	14,587	2.3%

Northwestern Management Services, LLC	Florida/Healthcare	Revolving Line of Credit (0.50%, due 12/13/2012)		—	—	0.0%
		Senior Secured Term Loan A (4.24% — 5.75%, due 12/13/2012)(4)	5,050	4,050	3,936	0.6%
		Senior Secured Term Loan B (4.74% — 6.25%, due 12/13/2012)(4)	1,228	864	865	0.1%
		Junior Secured Term Loan (12.00% plus 3.00%, due 6/13/2013)	2,927	2,372	2,370	0.4%
		Common Stock (50 shares)		371	371	0.1%

				7,657	7,542	1.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Non-control/Non- affiliate Investments (less than 5.00% of voting control)
Prince Mineral Company, Inc.	New York/Metal Services and Minerals	Junior Secured Term Loan (5.29% — 7.00%, due 12/21/2012)(4)	$11,175	$7,633	$7,816	1.2%
		Senior Subordinated Debt (13.00% plus 1.00%, due 7/21/2013)	12,168	1,279	1,269	0.2%

				8,912	9,085	1.4%

Qualitest Pharmaceuticals, Inc.(17)	Alabama/Pharmaceuticals	Second Lien Debt (7.78%, due 4/30/2015)(3),(4)	12,000	11,952	12,000	1.9%

				11,952	12,000	1.9%

Regional Management Corp.	South Carolina/Financial Services	Second Lien Debt (13.00% plus 2.00% PIK, due 6/29/2012)(3)	25,685	25,685	24,511	3.8%

				25,685	24,511	3.8%

R-O-M Corporation	Missouri/Manufacturing	Revolving Line of Credit (0.50%, due 2/08/2013)		—	—	0.0%
		Senior Secured Term Loan A (3.00% — 4.75%, due 2/08/2013)(4)	5,440	4,600	4,456	0.7%
		Senior Secured Term Loan B (4.50% — 6.25%, due 5/08/2013)(4)	8,294	7,035	7,263	1.1%
		Senior Subordinated Debt (12.00% plus 3.00% due 8/08/2013)	7,282	6,929	6,939	1.1%

				18,564	18,658	2.9%

Shearer’s Foods, Inc.	Ohio/Food Products	Second Lien Debt (15.00%, due 10/31/2013)(3)	18,000	18,000	18,180	2.8%
		Membership Interest Units in Mistral Chip Holdings, LLC (2,000 units)(18)		2,000	4,467	0.7%

				20,000	22,647	3.5%

Stryker Energy, LLC	Ohio/Oil & Gas Production	Subordinated Secured Revolving Credit Facility (12.00%, due 12/01/2011)(3),(4)	29,500	29,217	28,360	4.5%
		Overriding Royalty Interests(19)		—	2,762	0.4%

				29,217	31,122	4.9%

TriZetto Group(17)	California/Healthcare	Subordinated Unsecured Note (12.00% plus 1.50% PIK, due 10/01/2016)(3)	15,319	15,185	15,771	2.5%

				15,181	15,771	2.5%

Unitek(17)	Pennsylvania/Technical Services	Second Lien Debt (13.08%, due 12/31/2013)(3),(4)	11,500	11,373	11,615	1.8%

				11,373	11,615	1.8%

Wind River Resources Corp. and Wind River II Corp.	Utah/Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, due 7/31/2010)(4)	$15,000	$15,000	$10,627	1.7%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	—	0.0%

				15,000	10,627	1.7%

		Total Non-Control/Non-Affiliate Investments (Level 3 Investments)		399,598	389,640	61.1%

		Total Level 3 Portfolio Investments		633,517	648,017	101.6%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			December 31, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 1 INVESTMENTS:
Non-control/Non- affiliate Investments (less than 5.00% of voting control)
Allied Defense Group, Inc.	Virginia/Aerospace & Defense	Common Stock (10,000 shares)		$56	$48	0.0%

				56	48	0.0%

Dover Saddlery, Inc.	Massachusetts/Retail	Common Stock (30,974 shares)		63	70	0.0%

				63	70	0.0%

		Total Non-Control/Non-Affiliate Investments (Level 1 Investments)		119	118	101.6%

		Total Portfolio Investments		633,636	648,135	101.6%

LEVEL 2 INVESTMENTS:
Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)				16,070	16,070	2.5%
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)(3)				3,347	3,347	0.5%
Victory Government Money Market Funds				4,001	4,001	0.7%

		Total Money Market Funds (Level 2 Investments)		23,418	23,418	3.7%

		Total Investments		657,054	671,553	105.3%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			June 30, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

LEVEL 3 INVESTMENTS:
Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine, Inc.	South Carolina/Manufacturing	Senior Secured Note — Tranche A (10.50%, due 4/01/2013)(3),(4)	$21,487	$21,487	$21,487	4.0%
		Subordinated Secured Note — Tranche B (11.50% plus 6.00% PIK, due 4/01/2013)(3),(4)	11,675	11,675	10,151	1.9%
		Convertible Preferred Stock — Series A (6,143 shares)		6,057	—	0.0%
		Unrestricted Common Stock (6 shares)		—	—	0.0%

				39,219	31,638	5.9%

C&J Cladding LLC	Texas/Metal Services and Minerals	Senior Secured Note (14.00%, due 3/30/2012)(3),(4)	3,150	2,722	3,308	0.6%
		Warrants (400 warrants, expiring 3/30/2014)		580	3,825	0.7%

				3,302	7,133	1.3%

Change Clean Energy Holdings, Inc.	Maine/Biomass Power	Common Stock (1,000 shares)		2,530	2,530	0.5%

				2,530	2,530	0.5%

Gas Solutions Holdings, Inc.(8)	Texas/Gas Gathering and Processing	Senior Secured Note (18.00%, due 12/22/2018)(3)	25,000	25,000	25,000	4.7%
		Junior Secured Note (18.00%, due 12/23/2018)(3)	5,000	5,000	5,000	0.9%
		Common Stock (100 shares)(3)		5,003	55,187	10.4%

				35,003	85,187	16.0%

Integrated Contract Services, Inc.(9)	North Carolina/Contracting	Senior Demand Note (15.00%, due 6/30/2009)(10)	1,170	1,170	1,170	0.2%
		Senior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	800	800	800	0.1%
		Junior Secured Note (7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due)	14,003	14,003	3,030	0.6%
		Preferred Stock — Series A (10 shares)		—	—	0.0%
		Common Stock (49 shares)		679	—	0.0%

				16,652	5,000	0.9%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/Production Services	Bridge Loan (15.00% plus 3.00% PIK, due 12/31/2009)	9,826	9,826	9,602	1.8%
		Senior Secured Note (15.00%, due 12/31/2009)	9,250	9,250	3,004	0.6%
		Common Stock (1,781 shares)		268	—	0.0%

				19,344	12,606	2.4%

NRG Manufacturing, Inc.	Texas/Manufacturing	Senior Secured Note (16.50%, due 8/31/2011)(3),(4)	13,080	13,080	13,080	2.5%
		Common Stock (800 shares)		2,317	19,294	3.6%

				15,397	32,374	6.1%

R-V Industries, Inc.	Pennsylvania/Manufacturing	Warrants (200,000 warrants, expiring 6/30/2017)		1,682	4,500	0.8%
		Common Stock (545,107 shares)		5,086	12,267	2.3%

				6.768	16,767	3.1%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			June 30, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

Yatesville Coal Holdings, Inc.(11)	Kentucky/Mining, Steel, Iron and Non- Precious Metals and Coal Production	Senior Secured Note (15.72%, in non-accrual status effective 1/01/2009, due 12/31/2010)(4)	$10,000	$10,000	$10,000	1.9%
		Junior Secured Note (15.72%, in non-accrual status effective 1/01/2009, due 12/31/2010)(4)	38,463	38,463	3,097	0.6%
		Common Stock (1,000 shares)		427	—	0.0%

				48,890	13,097	2.5%

		Total Control Investments		187,105	206,332	38.7%

LEVEL 3 INVESTMENTS:
Affiliate Investments (5.00% to 24.99% voting control)
Appalachian Energy Holdings LLC(12)	West Virginia/Construction Services	Senior Secured Debt — Tranche A (14.00% plus 3.00% PIK plus 3.00% default interest, in non-accrual status effective 11/01/2008, due 1/31/2011)	1,997	1,891	2,052	0.4%
		Senior Secured Debt — Tranche B (14.00% plus 3.00% PIK plus 3.00% default interest, in non-accrual status effective 11/01/2008, past due)	2,050	1,955	356	0.1%
		Preferred Stock — Series A (200 units)		82	—	0.0%
		Preferred Stock — Series B (241 units)		241	—	0.0%
		Preferred Stock — Series C (500 units)		500	—	0.0%
		Warrants (6,065 warrants, expiring 2/13/2016)		176	—	0.0%
		Warrants (6,025 warrants, expiring 6/17/2018)		172	—	0.0%
		Warrants (25,000 warrants, expiring 11/30/2018)		—	—	0.0%

				5,017	2,408	0.5%

Biotronic NeuroNetwork(17)	Michigan/Healthcare	Senior Secured Note (11.50% plus 1.00% PIK, due 2/21/2013)(3),(4)	26,227	26,227	27,007	5.1%
		Preferred Stock (9,925 shares)(13)		2,300	2,839	0.5%

				28,527	29,846	5.6%

		Total Affiliate Investments		33,544	32,254	6.1%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
American Gilsonite Company	Utah/Specialty Minerals	Senior Subordinated Note (12.00% plus 3.00% PIK, due 3/14/2013)(3)	14,783	14,783	15,073	2.8%
		Membership Interest Units in AGC/PEP, LLC (99.9999%)(16)		1,031	3,851	0.7%

				15,814	18,924	3.5%

Castro Cheese Company, Inc.	Texas/Food Products	Junior Secured Note (11.00% plus 2.00% PIK, due 2/28/2013)(3)	7,538	7,413	7,637	1.4%

				7,413	7,637	1.4%

Conquest Cherokee, LLC(6)	Tennessee/Oil & Gas Production	Senior Secured Note (13.00% plus 4.00% default interest, in non-accrual status effective 4/01/2009, past due)(4)	10,200	10,191	6,855	1.3%
		Overriding Royalty Interests(19)		—	565	0.1%

				10,191	7,420	1.4%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			June 30, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

Deb Shops, Inc.(17)	Pennsylvania/Retail	Second Lien Debt (8.67%, due 10/23/2014)	$15,000	$14,623	$6,272	1.2%

				14,623	6,272	1.2%

Diamondback Operating, LP	Oklahoma/Oil & Gas Production	Net Profits Interest (15.00% payable on Equity distributions)(7)		—	458	0.1%

				—	458	0.1%

Freedom Marine Services LLC	Louisiana/Shipping Vessels	Subordinated Secured Note (12.00% plus 4.00% PIK, due 12/31/2011)(3)	7,234	7,160	7,152	1.4%
		Net Profits Interest (22.50% payable on Equity distributions)(3),(7)		—	229	0.0%

				7,160	7,381	1.4%

LEVEL 3 INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
H&M Oil & Gas, LLC(3)	Texas/Oil & Gas Production	Senior Secured Note (13.00%, due 6/30/2010)(3)	49,688	49,688	49,697	9.3%
		Net Profits Interest (8.00% payable on Equity distributions)(3),(7)		—	1,682	0.3%

				49,688	51,379	9.6%

IEC Systems LP (“IEC”) /Advanced Rig Services LLC (“ARS”)	Texas/Oilfield Fabrication	IEC Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	21,411	21,411	21,839	4.1%
		ARS Senior Secured Note (12.00% plus 3.00% PIK, due 11/20/2012)(3),(4)	12,836	12,836	13,092	2.5%

				34,247	34,931	6.6%

Maverick Healthcare, LLC	Arizona/Healthcare	Second Lien Debt (12.00% plus 1.50% PIK, due 4/30/2014)(3)	12,691	12,691	12,816	2.4%
		Preferred Units (1,250,000 units)		1,252	1,300	0.2%
		Common Units (1,250,000 units)		—	—	0.0%

				13,943	14,116	2.6%

Miller Petroleum, Inc.	Tennessee/Oil & Gas Production	Warrants, Common Stock (1,935,523 warrants, expiring 5/04/2010 to 6/30/2014)(14)		150	241	0.1%

				150	241	0.1%

Peerless Manufacturing	Texas/Manufacturing	Subordinated Secured Note (11.50% plus 3.50% PIK, due 4/29/2013)(3)	20,000	20,000	20,400	3.8%

				20,000	20,400	3.8%

Qualitest Pharmaceuticals, Inc.(17)	Alabama/Pharmaceuticals	Second Lien Debt (8.10%, due 4/30/2015)(3),(4)	12,000	11,949	11,452	2.2%

				11,949	11,452	2.2%

Regional Management Corp.	South Carolina/Financial Services	Second Lien Debt (12.00% plus 2.00% PIK, due 6/29/2012)(3)	25,424	25,424	23,073	4.3%

				25,424	23,073	4.3%

Resco Products, Inc.	Pennsylvania/Manufacturing	Second Lien Debt (8.67%, due 6/22/2014)(3),(4)	9,750	9,594	9,750	1.8%

				9,594	9,750	1.8%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

			June 30, 2009
						% of
			Principal		Fair	Net
Portfolio Company	Locale / Industry	Investments(1)	Value	Cost	Value(2)	Assets

Shearer’s Foods, Inc.	Ohio/Food Products	Second Lien Debt (14.00%, due 10/31/2013)(3)	$18,000	$18,000	$18,360	3.5%
		Membership Interest Units in Mistral Chip Holdings, LLC (2,000 units)(18)		2,000	3,419	0.6%

				20,000	21,779	4.1%

Stryker Energy, LLC	Ohio/Oil & Gas Production	Subordinated Secured Revolving Credit Facility (12.00%, due 12/01/2011)(3),(4)	29,500	29,154	29,554	5.5%
		Overriding Royalty Interests(19)		—	2,918	0.6%

				29,154	32,472	6.1%

TriZetto Group(17)	California/Healthcare	Subordinated Unsecured Note (12.00% plus 1.50% PIK, due 10/01/2016)(3)	15,205	15,065	16,331	3.1%

				15,065	16,331	3.1%

Unitek(17)	Pennsylvania/Technical Services	Second Lien Debt (13.08%, due 12/31/2013)(3),(4)	11,500	11,360	11,730	2.2%

				11,360	11,730	2.2%

LEVEL 3 INVESTMENTS:
Non-control/Non-affiliate Investments (less than 5.00% of voting control)
Wind River Resources Corp. and Wind River II Corp.	Utah/Oil & Gas Production	Senior Secured Note (13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, due 7/31/2010)(4)	15,000	15,000	12,644	2.4%
		Net Profits Interest (5.00% payable on Equity distributions)(7)		—	192	0.0%

				15,000	12,836	2.4%

		Total Non-Control/Non-Affiliate Investments		310,775	308,582	57.9%

		Total Level 3 Portfolio Investments		531,424	547,168	102.7%

LEVEL 2 INVESTMENTS:
Money Market Funds
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)				94,753	94,753	17.8%
Fidelity Institutional Money Market Funds — Government Portfolio (Class I)(3)				3,982	3,982	0.7%

		Total Money Market Funds (Level 2 Investments)		98,735	98,735	18.5%

		Total Investments		630,159	645,903	121.2%

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

Endnote Explanations for the Consolidated Schedule of Investments as of December 31, 2009 and June 30, 2009

(1)	The securities in which Prospect Capital Corporation (“we”, “us” or “our”) has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of our Board of Directors. As of December 31, 2009, two of our portfolio investments, Allied Defense Group, Inc. and Dover Saddlery, Inc., were publically traded and classified as Level 1 within the valuation hierarchy established by Accounting Standards Codification 820, Fair Value Measurements and Disclosures (“ASC 820”). As of December 31, 2009 and June 30, 2009, the fair value of our remaining portfolio investments was determined using significant unobservable inputs. ASC 820 classifies such inputs used to measure fair value as Level 3 within the valuation hierarchy. Our investments in money market funds are classified as Level 2. See Note 3 and Note 4 within the accompanying consolidated financial statements for further discussion.

(3)	Security, or portion thereof, is held as collateral for the revolving credit facility (see Note 10). The market values of these investments at December 31, 2009 and June 30, 2009 were $339,012 and $434,069, respectively; they represent 50.5% and 67.2% of total investments at fair value, respectively.

(4)	Floating rate loan. Stated interest rate was in effect at December 31, 2009 and June 30, 2009.

(5)	There are several entities involved in the Biomass investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC (“Biochips”), which represents a 51% ownership stake.

We own 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% of the issued and outstanding common stock. We own directly 1,665 shares of common stock in Change Clean Energy Inc. (“CCEI”), f/k/a Worcester Energy Partners, Inc., which represents 51% of the issued and outstanding common stock and the remaining 49% is owned by WECO. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. (“Precision”), which represents 100% of the issued and outstanding common stock.

During the quarter ended March 31, 2009, we created two new entities in anticipation of the foreclosure proceedings against the co-borrowers (WECO, CCEI and Biochips) Change Clean Energy Holdings, Inc. (“CCEHI”) and DownEast Power Company, LLC (“DEPC”). We own 1,000 shares of CCEHI, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. The assets were subsequently assigned to DEPC. WECO, CCEI and Biochips are joint borrowers on the term note issued to Prospect Capital. Effective July 1, 2008, this loan was placed on non-accrual status.

Biochips, WECO, CCEI, Precision and WEHI currently have no material operations and no significant assets. As of June 30, 2009, our Board of Directors assessed a fair value of $0 for all of these equity positions and the loan position. We determined that the impairment of both CCEI and CCEHI as of June 30, 2009 was other than temporary and recorded a realized loss for the amount that the amortized cost exceeds the fair value at June 30, 2009. Our Board of Directors set the value of the remaining CCEHI investment at $1,976 and $2,530 as of December 31, 2009 and June 30, 2009, respectively.

(6)	During the three months ended December 31, 2009, we created two new entities, Coalbed Inc. and Coalbed LLC, to foreclose on the outstanding senior secured loan and assigned rights and interests of Conquest

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

Cherokee, LLC (“Conquest”), as a result of the deterioration of Conquest’s financial performance and inability to service debt payments. We own 1,000 shares of common stock in Coalbed Inc., representing 100% of the issued and outstanding common stock. Coalbed Inc., in turn owns 100% of the membership interest in Coalbed LLC.

On October 21, 2009, Coalbed LLC foreclosed on the loan formerly made to Conquest. As of December 31, 2009, our Board of Directors assessed a fair value of $3,686 for the equity and the loan position in Coalbed LLC.

(7)	In addition to the stated returns, the net profits interest held will be realized upon sale of the borrower or a sale of the interests.

(8)	Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(9)	Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff (“THS”), f/k/a Lisamarie Fallon, Inc. representing 100% ownership. We own 1,500 shares of Vets Securing America, Inc. (“VSA”), representing 100% ownership. VSA is a holding company for the real property of Integrated Contract Services, Inc. (“ICS”) purchased during the foreclosure process.

(10)	Loan is with THS an affiliate of ICS.

(11)	On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville Coal Holdings, Inc. (“Yatesville”), and consolidated the operations under one management team. As part of the transaction, the debt that we held of C&A Construction, Inc. (“C&A”), Genesis Coal Corp. (“Genesis”), North Fork Collieries LLC (“North Fork”) and Unity Virginia Holdings LLC (“Unity”) were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A, E&L Construction, Inc. (“E&L”), Whymore Coal Company Inc. (“Whymore”), Genesis and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allows for a better utilization of the assets in the consolidated group. Genesis Coal Corp. (“Genesis”), was not part of the transaction.

At December 31, 2009 and at June 30, 2009, Yatesville owned 100% of the membership interest of North Fork. In addition, Yatesville held a $9,325 and $8,062, respectively, note receivable from North Fork as of those two respective dates.

At December 31, 2009 and at June 30, 2009, Yatesville owned 90% and 87%, respectively, of the common stock of Genesis and held a note receivable of $20,897 and $20,802, respectively, as of those two respective dates.

Yatesville held a note receivable of $4,261 from Unity at December 31, 2009 and at June 30, 2009.

There are several entities involved in Yatesville’s investment in Whymore at June 30, 2009. As of June 30, 2009, Yatesville owned 10,000 shares of common stock or 100% of the equity and held a $14,973 senior secured debt receivable from C&A, which owns the equipment. Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L, which leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Yatesville owned 4,900 shares of common stock or 49% of the equity of Whymore, which applies for and holds permits on behalf of E&L. Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Whymore and E&L are guarantors under the C&A credit agreement with Yatesville.

In August 2009, Yatesville sold its 49% ownership interest in the common shares of Whymore to the 51% holder of the Whymore common shares (“Whymore Purchaser”). All reclamation liability was transferred to the Whymore Purchaser. In September 2009, Yatesville completed an auction for all of its equipment.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULE OF INVESTMENTS
December 31, 2009 and June 30, 2009
(In thousands, except share data) — (Continued)

Yatesville currently has no material operations. As of December 31, 2009, our Board of Directors determined that the impairment of Yatesville was other than temporary and we recorded a realized loss for the amount that the amortized cost exceeds the fair value. Our Board of Directors set the value of the remaining Yatesville investment at $1,035 as of December 31, 2009.

(12)	There are several entities involved in the Appalachian Energy Holdings LLC (“AEH”) investment. We own warrants, the exercise of which will permit us to purchase 37,090 Class A common units of AEH at a nominal cost and in near-immediate fashion. We own 200 units of Series A preferred equity, 241 units of Series B preferred equity, and 500 units of Series C preferred equity of AEH. The senior secured notes are with C&S Operating LLC and East Cumberland L.L.C., both operating companies owned by AEH.

(13)	On a fully diluted basis represents, 11.677% of voting common shares.

(14)	Total common shares outstanding of 19,310,956 as of December 9, 2009 from Miller Petroleum, Inc.’s Quarterly Report on Form 10-Q filed on December 21, 2009 as applicable to our December 31, 2009 reporting date. Total common shares outstanding of 15,811,856 as of March 11, 2009 from Miller’s Quarterly Report on Form 10-Q filed on March 16, 2009.

(15)	A portion of the positions listed were issued by an affiliate of the portfolio company.

(16)	We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,038 out of a total of 83,639 shares (including 4,932 vested an unvested management options) of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(17)	Syndicated investment which had been originated by another financial institution and broadly distributed.

(18)	Mistral Chip Holdings, LLC owns 44,800 shares out of 50,650 total shares outstanding of Chip Holdings, Inc., the parent company of Shearer’s Foods, Inc., before adjusting for management options.

(19)	The overriding royalty interests held receive payments at the stated rates based upon operations of the borrower.

(20)	On December 31, 2009, we sold our investment in Aylward Enterprises, LLC. AWCNC, LLC is the remaining holding company with zero assets and our remaining outstanding debt has no value of December 31, 2009.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data)

Note 1.	Organization

References herein to “we”, “us” or “our” refer to Prospect Capital Corporation (“Prospect”) and its subsidiary unless the context specifically requires otherwise.

We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering (“IPO”), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company (“BDC”), under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have qualified and have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financings, recapitalizations, and other purposes.

On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of our loan investments in the portfolio which are used as collateral for our credit facility.

Note 2.	Patriot Acquisition

On December 2, 2009, we acquired the outstanding shares of Patriot Capital Funding, Inc. (“Patriot”) common stock for $201,083. Under the terms of the merger agreement, Patriot common shareholders received 0.363992 shares of our common stock for each share of Patriot common stock, resulting in 8,444,068 shares of common stock being issued by us. In connection with the transaction, we repaid all the outstanding borrowings of Patriot, in compliance with the merger agreement.

On December 2, 2009, Patriot made a final dividend payment equal to its undistributed net ordinary income and capital gains of $0.38 per share. In accordance with a recent IRS revenue procedure, the dividend was paid 10% in cash and 90% in newly issued shares of Patriot’s common stock. The exchange ratio was adjusted to give effect to the final income distribution.

The merger has been accounted for as an acquisition of Patriot by Prospect in accordance with acquisition method of accounting as detailed in ASC 805, Business Combinations (“ASC 805”). The fair value of the consideration paid was allocated to the assets acquired and liabilities assumed based on their fair values as of the date of acquisition. As described in more detail in ASC 805, goodwill, if any, would have been recognized as of the acquisition date, if the consideration transferred exceeded the fair value of identifiable net assets acquired. As of the acquisition date, the fair value of the identifiable net assets acquired exceeded the fair value of the consideration transferred, and we recognized the excess as a gain. A gain of $5,714 was recorded by Prospect in the quarter ended December 31, 2009 related to the acquisition of Patriot. The acquisition of Patriot was negotiated in July 2009 with the purchase agreement being signed on August 3, 2009. Between July 2009 and December 2, 2009, our valuation of certain of the investments acquired from Patriot increased due to market improvement, which resulted in the recognition of the gain at closing.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Preliminary Purchase Price Allocation

The purchase price has been allocated to the assets acquired and the liabilities assumed based on their estimated fair values as summarized in the following table:

Cash (to repay Patriot debt)	$107,313
Cash (to fund purchase of restricted stock from former Patriot employees)	970
Common stock issued(1)	92,800

Total purchase price	201,083

Assets acquired:
Investments(2)	207,126
Cash and cash equivalents	1,697
Other assets	3,859

Assets acquired	212,682
Other liabilities assumed	(5,885)

Net assets acquired	206,797

Preliminary gain on Patriot acquisition(3)	$5,714

(1)	The value of the shares of common stock exchanged with the Patriot common shareholders was based upon the closing price of our common stock on December 2, 2009, the price immediately prior to the closing of the transaction.

(2)	The fair value of Patriot’s investments were determined by the Board of Directors in conjunction with an independent valuation agent. This valuation resulted in a purchase price which was $98,150 below the amortized cost of such investments. For those assets which are performing, Prospect will record the accretion to par value in interest income over the remaining term of the investment.

(3)	The preliminary gain has been determined based upon the estimated value of certain liabilities which are not yet settled. Any changes to such accruals will be recoded in future periods as an adjustment to such gain. We do not believe such adjustments will be material.

Preliminary Condensed Statement of Net Assets Acquired

The following condensed statement of net assets acquired reflects the preliminary values assigned to Patriot’s net assets as of the acquisition date, December 2, 2009.

Investment securities	$207,126
Cash and cash equivalents	1,697
Other assets	3,859

Total assets	212,682
Other liabilities	(5,885)

Preliminary fair value of net assets acquired	$206,797

The following unaudited pro forma condensed combined financial information does not purport to be indicative of actual financial position or results of our operations had the Patriot acquisition actually been

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

consummated at the beginning of each period presented. Certain one-time charges have been eliminated. The pro forma adjustments reflecting the allocation of the purchase price of Patriot and the gain of $5,714 recognized on the Patriot Acquisition have been eliminated from all periods presented. Management expects to realize net operating synergies from this transaction. The pro forma condensed combined financial information does not reflect the potential impact of these synergies and does not reflect any impact of additional accretion which would have been recognized on the transaction, except for that which was recorded after the transaction was consummated on December 2, 2009.

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Total Investment Income	$30,730	$32,384	$60,298	$78,412
Net Investment Income	18,098	16,392	31,812	44,953
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,901)	(11,944)	(26,766)	239
Net Increase (Decrease) in Net Assets Resulting from Operations per share	(0.25)	(0.23)	(0.44)	0.00

Note 3.	Significant Accounting Policies

The following are significant accounting policies consistently applied by us:

Basis of Presentation

The accompanying interim financial statements, which are not audited, have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and pursuant to the requirements for reporting on Form 10-Q and Article 6 and 10 of Regulation S-X, as appropriate.

Use of Estimates

The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Risks

The Company’s investments are subject to a variety of risks. Those risks include the following:

Market Risk

Market risk represents the potential loss that can be caused by a change in the fair value of the financial instrument.

Credit Risk

Credit risk represents the risk that the Partnership would incur if the counterparties failed to perform pursuant to the terms of their agreements with the Partnership.

Liquidity Risk

Liquidity risk represents the possibility that the Partnership may not be able to rapidly adjust the size of its positions in times of high volatility and financial stress at a reasonable price.

Interest Rate Risk

Interest rate risk represents a change in interest rates, which could result in an adverse change in the fair value of an interest-bearing financial instrument.

Prepayment Risk

Most of the Company’s debt investments allow for prepayment of principal without penalty. Downward changes in interest rates may cause prepayments to occur at a faster than expected rate, thereby effectively shortening the maturity of the security and making the security less likely to be an income producing instrument.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Investment Valuation

Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below. Investments for which market quotations are readily available are valued at such market quotations.

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm;

(2) the independent valuation firm engaged by our Board of Directors conducts independent appraisals and makes their own independent assessment;

(3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Codification (“ASC”) 820, Fair Value Measurements and Disclosures (“ASC 820”). ASC 820 defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. We adopted ASC 820 on a prospective basis beginning in the quarter ended September 30, 2008.

ASC 820 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of ASC 820 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. ASC 820 applies to fair value measurements already required or permitted by other standards. In accordance with ASC 820, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

In April 2009, the FASB issued ASC Subtopic 820-10-65, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10”). This update provides further clarification for ASC 820 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. ASC 820-10-65 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of ASC 820-10-65 for the three and six months ended December 31, 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in ASC 820.

Valuation of Other Financial Assets and Financial Liabilities

In February 2007, FASB issued ASC Subtopic 820-10-05-1, The Fair Value Option for Financial Assets and Financial Liabilities (“ASC 820-10-05-1”). ASC 820-10-05-1 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. We adopted this statement on July 1, 2008 and have elected not to value other assets and liabilities at fair value as would be permitted by ASC 820-10-05-1.

Revenue Recognition

Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Accretion of such purchase discounts or premiums is calculated by the effective interest method as of the purchase date and adjusted only for material amendments or prepayments. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income. The purchase discount for portfolio investments acquired from Patriot was determined based on the difference between par value and fair market value as of December 2, 2009, and will continue to accrete until maturity or repayment of the respective loans.

Dividend income is recorded on the ex-dividend date.

Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Federal and State Income Taxes

We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year it is earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.

We adopted FASB ASC 740, Income Taxes (“ASC 740”). ASC 740 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of ASC 740 was applied to all open tax years as of July 1, 2007. The adoption of ASC 740 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of December 31, 2009 and for the three and six months then ended, we did not have a liability for any unrecognized tax benefits. Management’s determinations regarding ASC 740 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend or distribution is approved by our Board of Directors each quarter and is generally based upon our management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

We record origination expenses related to our credit facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using the effective interest method over the stated life of the facility.

We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission (“SEC”) registration fees, legal fees and accounting fees incurred. These prepaid assets will be charged to capital upon the receipt of an equity offering proceeds or charged to expense if no offering completed.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Guarantees and Indemnification Agreements

We follow FASB ASC 460, Guarantees (“ASC 460”).  ASC 460 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by ASC 460, the fair value of the obligation undertaken in issuing certain guarantees. ASC 460 did not have a material effect on the financial statements. Refer to Note 4, Note 8 and Note 11 for further discussion of guarantees and indemnification agreements.

Per Share Information

Net increase or decrease in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. Diluted net increase or decrease in net assets resulting from operations per share are not presented as there are no potentially dilutive securities outstanding.

Subsequent Events

In May 2009, the FASB issued ASC 855, Subsequent Events (“ASC 855”). ASC 855 establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009. We evaluated all events or transactions that occurred after December 31, 2009 up through February 26, 2010, the date we issued the accompanying financial statements. During this period, we did not have any material recognizable subsequent events other than those disclosed in our financial statements.

Recent Accounting Pronouncements

In June 2009, the FASB issued ASC 105, Generally Accepted Accounting Principles (“ASC 105”), which establishes the FASB Codification which supersedes all existing accounting standard documents and will become the single source of authoritative non-governmental U.S. GAAP. All other accounting literature not included in the Codification will be considered non-authoritative. The Codification did not change GAAP but reorganizes the literature. ASC 105 is effective for interim and annual periods ending after September 15, 2009. We have conformed our financial statements and related Notes to the new Codification for the quarter ended December 31, 2009.

In June 2009, the FASB issued ASC 860, Accounting for Transfers of Financial Assets — an amendment to FAS 140 (“ASC 860”). ASC 860 improves the relevance, representational faithfulness, and comparability of the information that a reporting entity provides in its financial statements about a transfer of financial assets: the effects of a transfer on its financial position, financial performance, and cash flows: and a transferor’s continuing involvement, if any, in transferred financial assets. ASC 860 is effective as of the beginning of each reporting entity’s first annual reporting period that begins after November 15, 2009, for interim periods within that first annual reporting period and for interim and annual reporting periods thereafter. Our management does not believe that the adoption of the amended guidance in ASC 860 will have a significant effect on our financial statements.

In June 2009, the FASB issued ASC 810, Amendments to FASB Interpretation No. 46(R) (“ASC 810”). ASC 810 is intended to (1) address the effects on certain provisions of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities, as a result of the elimination of the qualifying special-purpose entity concept in ASC 860, and (2) constituent concerns about the application of certain key provisions of Interpretation 46(R), including those in which the accounting and disclosures under the Interpretation do not always

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

provided timely and useful information about an enterprise’s involvement in a variable interest entity. ASC 810 is effective as of the beginning of our first annual reporting period that begins after November 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 860 will have a significant effect on our financial statements.

In August 2009, the FASB issued Accounting Standards Update (“ASU”) 2009-05, Measuring Liabilities at Fair Value, to amend FASB Accounting Standards Codification ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), to clarify how entities should estimate the fair value of liabilities. ASC 820, as amended, includes clarifying guidance for circumstances in which a quoted price in an active market is not available, the effect of the existence of liability transfer restrictions, and the effect of quoted prices for the identical liability, including when the identical liability is traded as an asset. We adopted ASU 2009-05 effective October 1, 2009. The amended guidance in ASC 820 does not have a significant effect on our financial statements for the quarter ended December 31, 2009.

In September 2009, the FASB issued ASU 2009-12, Measuring Fair Value of Certain Investments (“ASU 2009-12”). This update provides further amendments to ASC 820 to offer investors a practical expedient for measuring the fair value of investments in certain entities that calculate net asset value per share. Specifically, measurement using net asset value per share is reasonable for investments within the scope of ASU 2009-12. We adopted ASU 2009-12 effective October 1, 2009. The amended guidance in ASC 820 does not have a significant effect on our financial statements for the quarter ended December 31, 2009.

In January 2010, the FASB issued Accounting Standards Update 2010-06, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements (“ASC 2010-06”). ASU 2010-06 amends ASC 820-10 and clarifies and provides additional disclosure requirements related to recurring and non-recurring fair value measurements and employers’ disclosures about postretirement benefit plan assets. ASU 2010-06 is effective for interim and annual reporting periods beginning after December 15, 2009. Our management does not believe that the adoption of the amended guidance in ASC 820-10 will have a significant effect on our financial statements.

Note 4.	Portfolio Investments

At December 31, 2009, we had invested in 55 long-term portfolio investments, which had an amortized cost of $633,636 and a fair value of $648,135. At June 30, 2009, we had invested in 30 long-term portfolio investments, which had an amortized cost of $531,424 and a fair value of $547,168.

As of December 31, 2009, we own controlling interests in Ajax Rolled Ring & Machine (“Ajax”), AWCNC, LLC, C&J Cladding, LLC (“C&J”), Change Clean Energy Holdings, Inc. (“CCEHI”), Coalbed, Inc./Coalbed, LLC (formerly Conquest Cherokee, LLC) (“Coalbed”), Fischbein, LLC (“Fischbein”), Freedom Marine Services LLC (“Freedom Marine”), Gas Solutions Holdings, Inc. (“GSHI”), Integrated Contract Services, Inc. (“ICS”), Iron Horse Coiled Tubing, Inc. (“Iron Horse”), NRG Manufacturing, Inc. (“NRG”), Nupla Corporation (“Nupla”), R-V Industries, Inc. (“R-V”), Sidump’r Trailer Company, Inc. (“Sidump’r”) and Yatesville Coal Holdings, Inc. (“Yatesville”). We also own an affiliated interest in Appalachian Energy Holdings, LLC (“AEH”), Biotronic NeuroNetwork (“Biotronic”), Boxercraft Incorporated (“Boxercraft”), KTPS Holdings, LLC (“KTPS”), Miller Petroleum, Inc. (“Miller”), Smart, LLC (“Smart”) and Sport Helmets Holdings, LLC (“Sport Helmets”).

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

The fair values of our portfolio investments as of December 31, 2009 disaggregated into the three levels of the ASC 820 valuation hierarchy are as follows:

	Quoted Prices
	in Active	Significant
	Markets	Other	Significant
	for Identical	Observable	Unobservable
	Securities	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Investments at fair value
Control investments	$—	$—	$191,898	$191,898
Affiliate investments	—	—	66,479	66,479
Non-control/non-affiliate investments	118	—	389,640	389,758

	118	—	648,017	648,135
Investments in money market funds	—	23,418	—	23,418

Total assets reported at fair value	$118	$23,418	$648,017	$671,553

The aggregate values of Level 3 portfolio investments changed during the six months ended December 31, 2009 as follows:

	Fair Value Measurements Using Unobservable Inputs (Level 3)
			Non-Control/
	Control	Affiliate	Non-Affiliate
	Investments	Investments	Investments	Total

Fair value as of June 30, 2009	$206,332	$32,254	$308,582	$547,168
Total realized losses	(51,229)	—	—	(51,229)
Change in unrealized appreciation (depreciation)	7,390	(283)	(7,209)	(102	)(1)
Assets acquired in the Patriot acquisition	10,534	36,400	160,073	207,007
Purchases of portfolio investments	5,854	—	1,467	7,321
Payment-in-kind interest	725	193	1,141	2,059
Accretion of original issue discount	3,343	281	3,046	6,670
Dispositions of portfolio investments	(8,733)	(2,516)	(59,628)	(70,877)
Transfers within Level 3	17,682	150	(17,832)	—
Transfers in (out) of Level 3	—	—	—	—

Fair value as of December 31, 2009	$191,898	$66,479	$389,640	$648,017

(1)	Relates to assets held at December 31, 2009.

As of December 31, 2009, the valuation methodology for Ajax changed from a discounted cash flow analysis to an enterprise and equity valuation. The independent valuation agent proposed this adjustment due to our controlling equity interest in Ajax. As a result, and combined with declining financial results, the fair market value of Ajax decreased from $31,638 to $25,802 as of June 30, 2009 and December 31, 2009, respectively. There were no other material changes to our valuation methodology.

At December 31, 2009, nine loan investments were on non-accrual status: AEH, Coalbed, Deb Shops, ICS, Iron Horse, Nupla, Sidump’r, Wind River Resources Corp. and Wind River II Corp. (“Wind River”), and Yatesville.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

At June 30, 2009, five loan investments were on non-accrual status: AEH, Coalbed, ICS, Wind River and Yatesville. The loan principal of these loans amounted to $146,376 and $92,513 as of December 31, 2009 and June 30, 2009, respectively. The fair values of these investments represent approximately 5.7% and 7.3% of our net assets as of December 31, 2009 and June 30, 2009, respectively. For the three months ended December 31, 2009 and December 31, 2008, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $8,052 and $2,528, respectively. For the six months ended December 31, 2009 and December 31, 2008, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $12,510 and $4,983, respectively. At December 31, 2009, we held one asset on which payment of interest was past-due more than 90 days for which we continue to accrue interest, H&M Oil and Gas, LLC. The principal balance of this loan is $49,661 and the accrued interest receivable is $2,744 at December 31, 2009. We expect full repayment of principal and interest on this loan.

During the three months ended December 31, 2009, we discontinued operations at Yatesville. As of December 31, 2009, consistent with the decision to discontinue operations, we determined that the impairment of Yatesville was other-than-temporary and recorded a realized loss of $51,228 for the amount that the amortized cost exceeded the fair market value. As of December 31, 2009 and June 30, 2009, Yatesville is valued at $1,035 and $13,097, respectively.

GSHI has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,093 from the inception of the investment in GSHI through December 31, 2009 for fees associated with a legal action, and GSHI has reimbursed us for the entire amount. Of the $2,093 reimbursement, $41 and $182 was reflected as dividend income: control investments in the Consolidated Statements of Operations for the three and six months ended December 31, 2008, respectively. There were no such legal fees incurred or reimbursed for the three and six months ended December 31, 2009. Additionally, certain other expenses incurred by us which are attributable to GSHI have been reimbursed by GSHI and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the three months ended December 31, 2009 and December 31, 2008, such reimbursements totaled as $800 and $1,895, respectively. For the six months ended December 31, 2009 and December 31, 2008, such reimbursements totaled as $2,031 and $3,515, respectively.

The original cost basis of debt placements and equity securities acquired (including purchases of portfolio investments, follow-on investments and payment-in-kind interest) totaled to approximately $210,438 and $13,564 during the three months ended December 31, 2009 and December 31, 2008, respectively. These placements and acquisitions totaled to approximately $216,506 and $84,020 during the six months ended December 31, 2009 and December 31, 2008, respectively. The $210,438 and $216,506 for the three and six months ended December 31, 2009, respectively, include $207,126 of portfolio investments acquired from Patriot. Debt repayments and sales of equity securities with a cost basis of approximately $45,494 and $2,112 were received during the three months ended December 31, 2009 and December 31, 2008, respectively. These repayments and sales amounted to $69,735 and $11,416 during the six months ended December 31, 2009 and December 31, 2008, respectively.

Note 5.	Other Investment Income

Other investment income consists of the gain on our acquisition of Patriot, structuring and amendment fees, overriding royalty interests, settlement of net profit interests, deal deposits, administrative agent fee, and other

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

miscellaneous and sundry cash receipts. Income from such sources for the three and six months ended December 31, 2009 and December 31, 2008 were as follows:

			For the Six
	For the Three		Months Ended
	Months Ended December 31,		December 31,
Income Source	2009	2008	2009	2008

Gain on Patriot acquisition	$5,714	$—	$5,714	$—
Structuring and amendment fees	398	87	803	774
Overriding royalty interests	44	173	88	331
Settlement of net profits interests	10	—	10	12,576
Miscellaneous	8	47	23	146

Other Investment Income	$6,174	$307	$6,638	$13,827

Note 6.	Equity Offerings and Related Expenses

We issued 11,437,797 shares of our common stock in public and private offerings during the six months ended December, 2009. We did not issue any common stock during the six months ended December 31, 2008. The proceeds raised, the related underwriting fees, the offering expenses and the prices at which these shares were issued are as follows:

	Number of		Gross
	Shares	Offering	Proceeds	Underwriting	Offering
Issuances of Common Stock	Issued	Price	Raised	Fees	Expenses

July 7, 2009	5,175,000	$9.000	$46,575	$2,329	$200
August 20, 2009(1)	3,449,686	$8.500	$29,322	—	$117
September 24, 2009(1)	2,807,111	$9.000	$25,264	—	$840

(1)	Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the shares. We have filed with the SEC a post-effective amendment to the registration statement on Form N-2 which has been declared effective by the SEC.

Our shareholders’ equity accounts at December 31, 2009 and June 30, 2009 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, private offerings, the exercise of over-allotment options on the part of the underwriters, our dividend reinvestment plan and business combinations. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

On December 2, 2009, we issued 8,444,068 shares of common stock to acquire Patriot. This transaction is described in further detail in Note 2.

On July 20, 2009 and October 19, 2009, we issued shares of our common stock in connection with the dividend reinvestment plan of 297,274 and 233,523, respectively.

On October 9, 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to $20,000 of our common stock at prices below our net asset value as reported in our financial statements published for the year ended June 30, 2008. We have not made any purchases of our common stock during the period from October 9, 2008 to December 31, 2009 pursuant to this plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Note 7.	Net Decrease (Increase) in Net Assets per Common Share

The following information sets forth the computation of net (decrease) increase in net assets resulting from operations per common share for the three and six months ended December 31, 2009 and December 31, 2008, respectively.

	For the Three Months Ended		For the Six Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Net (decrease) increase in net assets resulting from operations	$(16,853)	$6,524	$(23,231)	$20,522
Weighted average common shares outstanding	57,613,489	29,618,762	53,709,197	29,569,571

Net (decrease) increase in net assets resulting from operations per common share	$(0.29)	$0.22	$(0.43)	$0.69

Note 8.	Related Party Agreements and Transactions

Investment Advisory Agreement

We have entered into an investment advisory and management agreement with Prospect Capital Management (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The total base management fees incurred to the favor of the Investment Adviser for the three months ended December 31, 2009 and December 31, 2008 were $3,176, and $2,940, respectively. The fees incurred for the six months ended December 31, 2009 and December 31, 2008 were $6,385, and $5,763, respectively.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

•	100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•	20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end . At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

For the three months ended December 31, 2009 and December 31, 2008, income incentive fees of $4,231 and $2,990, respectively, were incurred. For the six months ended December 31, 2009 and December 31, 2008, income incentive fees of $7,311 and $8,865, respectively, were incurred. No capital gains incentive fees were incurred for the three or six months ended December 31, 2009 and December 31, 2008.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Administration Agreement

We have also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. For the three months ended December 31, 2009 and 2008, the reimbursement was approximately $840 and $588, respectively. For the six months ended December 31, 2009 and 2008, the reimbursement was approximately $1,680 and $1,176, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.

Prospect Administration, pursuant to the approval of our Board of Directors, engaged Vastardis Fund Services LLC (“Vastardis”) to serve as our sub-administrator to perform certain services required of Prospect Administration. Under the sub-administration agreement, Vastardis provided us with office facilities, equipment, clerical, bookkeeping and record keeping services at such facilities. Vastardis also conducted relations with custodians, depositories, transfer agents, dividend disbursing agents, other stockholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and such other persons in any such other capacity deemed to be necessary or desirable. Vastardis provided reports to the Administrator and the Directors of its performance of obligations and furnished advice and recommendations with respect to such other aspects of our business and affairs as it shall determine to be desirable. Under the sub-administration agreement, Vastardis also provided the service of William E. Vastardis as our Chief Financial Officer (“CFO”). We compensated Vastardis for providing us these services by the payment of an asset-based fee with a $400 annual minimum, payable monthly. Our service agreement was amended on September 28, 2008 so that Mr. Vastardis no longer served as our CFO effective as of November 11, 2008. At that time, Brian H. Oswald, a managing director at Prospect Administration, assumed the role of CFO.

We terminated our agreement with Vastardis to provide sub-administration services effective June 30, 2009. We entered into a new consulting services agreement for the period from July 1, 2009 until the filing of our Form 10-K for the year ended June 30, 2009. We paid Vastardis a total of $30 for services rendered in conjunction with preparation of Form 10-K under the new agreement. All services previously provided by Vastardis were

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

assumed by Prospect Administration beginning on July 1, 2009 for the fiscal year ending June 30, 2010 and thereafter.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $260 and $215 of managerial assistance fees for the three months ended December 31, 2009 and June 30, 2009, respectively, of which $135 and $60 remains on the consolidated statement of assets and liabilities as of December 31, 2009, and June 30, 2009, respectively. We billed $461 and $431 of managerial assistance fees for the six months ended December 31, 2009 and June 30, 2009, respectively. These fees are paid to the Administrator when received. We simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

Note 9.	Financial Highlights

	For the Three Months Ended		For the Six Months Ended
	December 31,		December 31,
	2009	2008	2009	2008

Per Share Data(1):
Net asset value at beginning of period	$11.11	$14.63	$12.40	$14.55
Net investment income	0.29	0.40	0.54	1.20
Net realized gain (loss)	(0.89)	—	(0.95)	0.06
Net unrealized appreciation (depreciation)	0.30	(0.18)	(0.02)	(0.56)
Net decrease in net assets as a result of public offerings and DRIP issuance	(0.01)	—	(0.79)	—
Net increase in net assets as a result of shares issued for Patriot acquisition	0.08	—	0.14	—
Dividends declared and paid	(0.82)	(0.42)	(1.26)	(0.82)

Net asset value at end of period	$10.06	$14.43	$10.06	$14.43

Per share market value at end of period	$11.81	$11.97	$11.81	$11.97
Total return based on market value(2)	14.09%	(3.41)%	37.87%	(3.17)%
Total return based on net asset value(2)	(6.32)%	1.96%	(12.87)%	5.74%
Shares outstanding at end of period	63,349,746	29,637,928	63,349,746	29,637,928
Average weighted shares outstanding for period	57,613,489	29,618,762	53,709,197	29,569,571
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$637,477	$427,803	$637,477	$427,803
Annualized ratio of operating expenses to average net assets	7.65%	9.34%	7.24%	10.14%
Annualized ratio of net operating income to average net assets	10.91%	11.33%	9.77%	16.86%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Note 9:	Financial Highlights (continued)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	June 30, 2009	June 30, 2008	June 30, 2007	June 30, 2006	June 30, 2005

Per Share Data(1):
Net asset value at beginning of period	$14.55	$15.04	$15.31	$14.59	$(0.01)
Costs related to the initial public offering	—	—	—	0.01	(0.21)
Costs related to the secondary public offering	—	(0.07)	(0.06)	—	—
Net investment income	1.87	1.91	1.47	1.21	0.34
Realized (loss) gain	(1.24)	(0.69)	0.12	0.04	—
Net unrealized appreciation (depreciation)	0.48	(0.05)	(0.52)	0.58	0.90
Net (decrease) increase in net assets as a result of public offering	(2.11)	—	0.26	—	13.95
Dividends declared and paid	(1.15)	(1.59)	(1.54)	(1.12)	(0.38)

Net asset value at end of period	$12.40	$14.55	15.04	15.31	14.59

Per share market value at end of period	$9.20	$13.18	$17.47	$16.99	$12.60
Total return based on market value(2)	(22.04)%	(15.90)%	12.65%	44.90%	(13.46)%
Total return based on net asset value(2)	(4.81)%	7.84%	7.62%	12.76%	7.40%
Shares outstanding at end of period	42,943,084	29,520,379	19,949,065	7,069,873	7,055,100
Average weighted shares outstanding for period	31,559,905	23,626,642	15,724,095	7,056,846	7,055,100
Ratio/Supplemental Data:
Net assets at end of period	$532,596	$429,623	$300,048	$108,270	$102,967
Annualized ratio of operating expenses to average net assets	9.03%	9.62%	7.36%	8.19%	5.52%
Annualized ratio of net investment income to average net assets	13.14%	12.66%	9.71%	7.90%	8.50%

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Note 10.	Revolving Credit Agreements

On June 6, 2007, we closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland (“Rabobank”) as administrative agent and sole lead arranger (the “Rabobank Facility”). Until November 14, 2008, interest on the Rabobank Facility was charged at LIBOR plus 175 basis points; thereafter, under the terms of a commitment letter with Rabobank to arrange and structure a new rated credit facility, we agreed to an immediate increase in the current borrowing rate on the Rabobank Facility to LIBOR plus 250 basis points. Additionally, Rabobank charged a fee on the unused portion of the facility. This fee is assessed at the rate of 37.5 basis points per annum of the amount of that unused portion.

On June 25, 2009, we completed a first closing on an expanded $250,000 revolving credit facility (the “Syndicated Facility”). The new Syndicated Facility, which had $195,000 and $175,000 total commitments as of December 31, 2009 and June 30, 2009, respectively, includes an accordion feature which allows the Syndicated Facility to accept up to an aggregate total of $250,000 of commitments for which we continue to solicit additional commitments from other lenders for the additional $55,000 as of December 31, 2009. The revolving period extends through June 24, 2010. If not renewed or extended by the participant banks, a one year amortization period would commence whereby we may not borrow additional funds. Thereafter for ten years, all principal, interest and fee payments received in conjunction with collateral pledged to the Syndicated Facility, less a monthly servicing fee payable to us, are required to be used to repay outstanding borrowings under the Syndicated Facility. Any remaining outstanding borrowings would be due and payable on the commitment termination date, which is currently June 24, 2011.

The Syndicated Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The Syndicated Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Syndicated Facility. The Syndicated Facility also requires the maintenance of a minimum liquidity requirement. At December 31, 2009 and June 30, 2009, we were in compliance with the applicable covenants.

Interest on borrowings under the credit facility is one-month LIBOR plus 400 basis points, subject to a minimum Libor floor of 200 basis points. Additionally, the banks charge a fee on the unused portion of the credit facility equal to 100 basis points. As of December 31, 2009 and June 30, 2009, we had $10,000 and $124,800 outstanding under our credit facility, respectively. As of December 31, 2009 and June 30, 2009, $62,914 and $946 was available to us for additional borrowing under our credit facility, respectively. As we make additional investments which are eligible to be pledged under the credit facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. At December 31, 2009 and June 30, 2009, the investments used as collateral for the Syndicated Facility had an aggregate market value of $339,012 and $434,069, which represents 53.2% and 81.5% of net assets, respectively.

In connection with the origination and amendment of the Syndicated Facility, we incurred approximately $9,472 of fees which are being amortized over the term of the facility.

Note 11.	Commitments and Off-Balance Sheet Risks

From time to time, we provide guarantees for portfolio companies for payments to counterparties, usually as an alternative to investing additional capital. We provide indemnifications to Prospect Administration in accordance with our respective agreements with that service provider. These indemnifications are described in further detail in Note 8. As of December 31, 2009, no other material contingency agreements exist.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Note 12.	Litigation

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

On December 6, 2004, Dallas Gas Partners, L.P. (“DGP”) served us with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that we breached our fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with our alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint sought relief not limited to $100,000. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant our Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting our Motion for Summary Judgment dismissing all claims by DGP, against us. On May 16, 2007, the Court also granted us summary judgment on DGP’s liability to us on our counterclaim for DGP’s breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted our motion to dismiss all DGP’s claims asserted against certain of our officers and affiliates. On August 20, 2008, Judge Harmon entered a Final Judgment dismissing all of DGP’s claims. DGP appealed to the U.S. Court of Appeals for the Fifth Circuit, which affirmed the Final Judgment on June 24, 2009. DGP then moved for rehearing on July 8, 2009, which the Fifth Circuit denied on August 6, 2009. Our damage claims against DGP remain pending.

In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, we declined to extend a loan for $10,000 to a potential borrower (“plaintiff”). Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff’s failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against us and certain affiliates (the “defendants”) in the same local Texas court, alleging, among other things, tortuous interference with contract and fraud. We petitioned the United States District Court for the Southern District of New York (the “District Court”) to compel arbitration and to enjoin the Texas action. In February 2007, our motions were granted. Plaintiff appealed that decision. On July 24, 2008, the Second Circuit Court of Appeals affirmed the judgment of the District Court. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in our favor, rejecting all of plaintiff’s claims. On April 18, 2008, we filed a petition before the District Court to confirm the award. On October 8, 2008, the District Court granted the Company’s petition to confirm the award, confirmed the awards and subsequently entered judgment thereon in favor of the Company in the amount of $2,288. After filing a defective notice of appeal to the United States Court of Appeals for the Second Circuit on November 5, 2008, plaintiff’s counsel resubmitted a new notice of appeal on January 9, 2009. The plaintiff subsequently requested that the Company agree to stipulate to the withdrawal of plaintiff’s appeal to the Second Circuit. Such a stipulation was filed with the Second Circuit on or about April 14, 2009. Based on this stipulation, the Second Circuit issued a mandate terminating the appeal, which was transmitted to the District Court on April 23, 2009. Post-judgment discovery against plaintiff is continuing and we have filed a motion for sanctions against plaintiff’s counsel. Argument for the motion for sanctions was held on November 19, 2009 and a decision from the court is pending.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

Note 13.	Selected Quarterly Financial Data (Unaudited)

					Net Realized and
					Unrealized		Net Increase (Decrease)
	Investment Income		Net Investment Income		Gains (Losses)		in Net Assets from Operations
		Per		Per		Per		Per
Quarter Ended	Total	Share(1)	Total	Share(1)	Total	Share(1)	Total	Share(1)

September 30, 2006	$6,432	$0.65	$3,274	$0.33	$690	$0.07	$3,964	$0.40
December 31, 2006	8,171	0.60	4,493	0.33	(1,553)	(0.11)	2,940	0.22
March 31, 2007	12,069	0.61	7,015	0.36	(2,039)	(0.10)	4,976	0.26
June 30, 2007	14,009	0.70	8,349	0.42	(3,501)	(0.18)	4,848	0.24
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)
June 30, 2008	23,448	0.85	13,669	0.50	10,317	0.38	23,986	0.88
September 30, 2008(2)	35,799	1.21	23,502	0.80	(9,504)	(0.33)	13,998	0.47
December 31, 2008	22,213	0.75	11,960	0.40	(5,436)	(0.18)	6,524	0.22
March 31, 2009	20,669	0.69	11,720	0.39	3,611	0.12	15,331	0.51
June 30, 2009	21,800	0.59	11,981	0.32	(12,730)	(0.34)	(749)	(0.02)
September 30, 2009	21,517	0.43	12,318	0.25	(18,696)	(0.38)	(6,378)	(0.13)
December 31, 2009	28,883	0.50	16,925	0.29	(33,778)	(0.59)	(16,853)	(0.29)

(1)	Per share amounts are calculated using weighted average shares during period.

(2)	Additional income for this quarter was driven by other investment income from the settlement of net profits interests on IEC Systems LP and Advanced Rig Services LLC.

Note 14.	Subsequent Events

On January 25, 2010, we issued 236,985 shares of our common stock in connection with the dividend reinvestment plan.

On January 4, 2010, we completed a closing for an additional $15,000 commitment to the Syndicated Facility, increasing total commitments to $210,000.

Merger Discussions with Allied Capital Corporation

On January 14, 2010, Prospect Capital delivered a proposal letter to the Allied Capital Board (the “First Prospect Capital Merger Offer Letter”) containing an offer to acquire each outstanding Allied Capital Corporation (“Allied Capital”) Share in exchange for 0.385 of a share of Prospect Capital Common Stock (the “First Prospect Capital Merger Offer”).

On January 19, 2010, Allied Capital filed a Form 8-K stating that the Allied Capital Board determined that the First Prospect Capital Merger Offer did not constitute a “Superior Proposal” as such term is defined in the Ares Capital Merger Agreement.

On January 20, 2010, Prospect Capital issued a press release containing a copy of a letter it subsequently sent to the Allied Capital Board in connection with the First Prospect Capital Merger Offer.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
December 31, 2009
(Unaudited)
(In thousands, except share and per share data) — (Continued)

On January 26, 2010, Prospect Capital announced that it delivered another letter to the Allied Capital Board, raising its offer to acquire Allied Capital (the “Second Prospect Capital Merger Offer Letter”).

On February 3, 2010, Allied Capital informed us and filed a Form 8-K stating that the Allied Capital Board determined that the Second Prospect Capital Merger Offer did not constitute a “Superior Proposal” as such term is defined in the Ares Capital Merger Agreement.

On February 9, 2010, Prospect Capital announced that it delivered another letter to the Allied Capital Board, raising its offer to acquire Allied Capital (the “Third Prospect Capital Merger Offer Letter”).

On February 11, 2010, Allied Capital informed us and filed a Form 8-K stating that the Allied Capital Board determined that the Third Prospect Capital Merger Offer did not constitute a “Superior Proposal” as such term is defined in the Ares Capital Merger Agreement. Prospect Capital has filed proxy materials to solicit Allied Shareholders to vote against Allied’s proposed merger with Ares Capital Corporation.

Report of Independent Registered Public Accounting Firm

Board of Directors and Stockholders
Prospect Capital Corporation
New York, New York

We have audited the accompanying consolidated statements of assets and liabilities of Prospect Capital Corporation, including the schedule of investments, as of June 30, 2009 and 2008, and the related consolidated statements of operations, changes in net assets, and cash flows for each of the three years in the period ended June 30, 2009, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Capital Corporation at June 30, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended June 30, 2009, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), Prospect Capital Corporation’s internal control over financial reporting as of June 30, 2009, based on criteria established in Internal Control — Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO) and our report dated September 11, 2009 expressed an unqualified opinion thereon.

/s/  BDO Seidman, LLP

New York, New York
September 11, 2009

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES

	June 30,	June 30,
	2009	2008
	(In thousands, except share and per share data)

ASSETS (NOTE 10)
Investments at fair value (net cost of $531,424 and $496,805, respectively, Note 3)
Control investments (net cost of $187,105 and $203,661, respectively)	$206,332	$205,827
Affiliate investments (net cost of $33,544 and $5,609, respectively)	32,254	6,043
Non-control/Non-affiliate investments (net cost of $310,775 and $287,535,respectively)	308,582	285,660

Total investments at fair value	547,168	497,530

Investments in money market funds	98,735	33,000
Cash	9,942	555
Receivables for:
Interest, net	3,562	4,094
Dividends	28	4,248
Loan principal	—	71
Other	571	567
Prepaid expenses	68	273
Deferred financing costs	6,951	1,440

Total Assets	667,025	541,778

LIABILITIES
Credit facility payable (Note 10)	124,800	91,167
Dividends payable	—	11,845
Due to Prospect Administration (Note 7)	842	695
Due to Prospect Capital Management (Note 7)	5,871	5,946
Accrued expenses	2,381	1,104
Other liabilities	535	1,398

Total Liabilities	134,429	112,155

Net Assets	$532,596	$429,623

Components of Net Assets
Common stock, par value $0.001 per share (100,000,000 and 100,000,000 common shares authorized, respectively; 42,943,084 and 29,520,379 issued and outstanding, respectively) (Note 5)	$43	$30
Paid-in capital in excess of par	545,707	441,332
Undistributed net investment income	24,152	1,508
Accumulated realized losses on investments	(53,050)	(13,972)
Unrealized appreciation on investments	15,744	725

Net Assets	$532,596	$429,623

Net Asset Value Per Share	$12.40	$14.55

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)

	Year Ended
	June 30,	June 30,	June 30,
	2009	2008	2007
	(In thousands, except share and per share data)

Investment Income
Interest income:
Control investments (Net of foreign withholding tax of $166, $230, and $178, respectively)	$19,281	$21,709	$13,500
Affiliate investments (Net of foreign withholding tax of $— , $70, and $237, respectively)	3,039	1,858	3,489
Non-control/Non-affiliate investments	40,606	35,466	13,095

Total interest income	62,926	59,033	30,084

Dividend income
Control investments	22,468	11,327	3,400
Money market funds	325	706	2,753

Total dividend income	22,793	12,033	6,153

Other income: (Note 4)
Control/affiliate investments	1,249	1,123	230
Non-control/Non-affiliate investments	13,513	7,213	4,214

Total other income	14,762	8,336	4,444

Total Investment Income	100,481	79,402	40,681

Operating Expenses
Investment advisory fees:
Base management fee (Note 7)	11,915	8,921	5,445
Income incentive fee (Note 7)	14,790	11,278	5,781

Total investment advisory fees	26,705	20,199	11,226

Interest and credit facility expenses	6,161	6,318	1,903
Sub-administration fees (including former Chief Financial Officer and Chief Compliance Officer)	846	859	567
Legal fees	947	2,503	1,365
Valuation services	705	577	395
Audit, compliance and tax related fees	1,015	470	599
Allocation of overhead from Prospect Administration (Note 7)	2,856	2,139	532
Insurance expense	246	256	291
Directors’ fees	269	253	230
Other general and administrative expenses	1,035	715	442
Excise taxes	533	—	—

Total Operating Expenses	41,318	34,289	17,550

Net Investment Income	59,163	45,113	23,131

Net realized (loss) gain on investments	(39,078)	(16,222)	1,949
Net change in unrealized appreciation (depreciation) on investments	15,019	(1,300)	(8,352)

Net Increase in Net Assets Resulting from Operations	$35,104	$27,591	$16,728

Net increase in net assets resulting from operations per share: (Note 6 and Note 8)	$1.11	$1.17	$1.06

Weighted average shares of common stock outstanding:	31,559,905	23,626,642	15,724,095

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
(In thousands, except share data)

	Year Ended
	June 30,	June 30,	June 30,
	2009	2008	2007
	(In thousands, except share data)

Increase in Net Assets from Operations:
Net investment income	$59,163	$45,113	$23,131
Net realized (loss) gain on investments	(39,078)	(16,222)	1,949
Net change in unrealized appreciation (depreciation) on investments	15,019	(1,300)	(8,352)

Net Increase in Net Assets Resulting from Operations	35,104	27,591	16,728

Dividends to Shareholders	(36,519)	(39,513)	(27,542)

Capital Share Transactions:
Net proceeds from capital shares sold	100,304	140,249	197,558
Less: Offering costs of public share offerings	(1,023)	(1,505)	(874)
Reinvestment of dividends	5,107	2,753	5,908

Net Increase in Net Assets Resulting from Capital ShareTransactions	104,388	141,497	202,592

Total Increase in Net Assets:	102,973	129,575	191,778
Net assets at beginning of year	429,623	300,048	108,270

Net Assets at End of Year	$532,596	$429,623	$300,048

Capital Share Activity:
Shares sold	12,942,500	9,400,000	12,526,650
Shares issued through reinvestment of dividends	480,205	171,314	352,542

Net increase in capital share activity	13,422,705	9,571,314	12,879,192
Shares outstanding at beginning of year	29,520,379	19,949,065	7,069,873

Shares Outstanding at End of Year	42,943,084	29,520,379	19,949,065

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands, except share data)

	Year Ended
	June 30,	June 30,	June 30,
	2009	2008	2007
	(In thousands, except share data)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$35,104	$27,591	$16,728
Net realized loss (gain) on investments	39,078	16,239	(1,947)
Net change in unrealized (appreciation) depreciation on investments	(15,019)	1,300	8,352
Accretion of original issue discount on investments	(2,399)	(2,095)	(1,808)
Amortization of deferred financing costs	759	727	1,264
Change in Operating Assets and Liabilities:
Payments for purchases of investments	(98,305)	(311,947)	(167,255)
Proceeds from sale of investments and collection of investment principal	27,007	127,212	38,407
Purchases of cash equivalents	(39,999)	(274,949)	(259,887)
Sales of cash equivalents	39,999	274,932	259,885
Net (increase) decrease investments in money market funds	(65,735)	8,760	(40,152)
Decrease (increase) in interest receivable, net	532	(1,955)	(500)
Decrease (increase) in dividends receivable	4,220	(3,985)	(250)
Decrease (increase) in loan principal receivable	71	(71)	385
Decrease in receivable for securities sold	—	—	369
Decrease in receivable for structuring fees	—	1,625	—
Decrease in due from Prospect Administration	—	—	28
Decrease in due from Prospect Capital Management	—	—	5
Increase in other receivables	(4)	(296)	(1,896)
Decrease (increase) in prepaid expenses	205	198	(394)
(Decrease) increase in payables for securities purchased	—	(70,000)	32
Increase in due to Prospect Administration	147	365	330
(Decrease) increase in due to Prospect Capital Management	(75)	1,438	3,763
Increase (decrease) in accrued expenses	1,277	(208)	469
(Decrease) increase in other liabilities	(863)	1,094	182

Net Cash Used In Operating Activities:	(74,000)	(204,025)	(143,890)

Cash Flows from Financing Activities:
Borrowings under credit facility	100,157	238,492	—
Payments under credit facility	(66,524)	(147,325)	(28,500)
Financing costs paid and deferred	(6,270)	(416)	(2,660)
Net proceeds from issuance of common stock	100,304	140,249	197,558
Offering costs from issuance of common stock	(1,023)	(1,505)	(874)
Dividends paid	(43,257)	(24,915)	(21,634)

Net Cash Provided By Financing Activities:	83,387	204,580	143,890

Total Increase in Cash	9,387	555	—
Cash balance at beginning of year	555	—	—
Cash Balance at End of Year	$9,942	$555	$—

Cash Paid For Interest	$5,014	$4,942	$639

Non-Cash Financing Activity:
Amount of shares issued in connection with dividend reinvestment plan	$5,107	$2,753	$5,908

See notes to consolidated financial statements.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine	South Carolina/ Manufacturing
Unrestricted common shares (7 total unrestricted common shares issued and outstanding and 681.85 restricted common shares issued and outstanding)		6	$—	$—	0.0%
Series A convertible preferred shares (7,192.6 total preferred shares issued and outstanding)		6,142.6	6,057	—	0.0%
Subordinated secured note — Tranche B,11.50% plus 6.00% PIK, 4/01/2013(3),(4)		$11,675	11,675	10,151	1.9%
Senior secured note — Tranche A, 10.50%, 4/01/2013(3),(5)		$21,487	21,487	21,487	4.0%

Total			39,219	31,638	5.9%

C&J Cladding LLC	Texas/Metal Services
Warrant, common units, expiring 3/30/2014 (1,000 total company units outstanding)		400	580	3,825	0.7%
Senior secured note, 14.00%, 3/30/2012(3),(6)		$3,150	2,722	3,308	0.6%

Total			3,302	7,133	1.3%

Change Clean Energy Holdings, Inc. (“CCEHI”)(7)	Maine/Biomass Power
CCEHI common shares (1,000 total common shares issued and outstanding)		1,000	2,530	2,530	0.5%

Gas Solutions Holdings, Inc.(3),(8)	Texas/Gas Gathering and Processing
Common shares (100 total common shares outstanding)		100	5,003	55,187	10.4%
Junior secured note, 18.00%, 12/23/2018		$5,000	5,000	5,000	0.9%
Senior secured note, 18.00%, 12/22/2018		$25,000	25,000	25,000	4.7%

Total			35,003	85,187	16.0%

Integrated Contract Services, Inc.(9)	North Carolina/ Contracting
Common stock (100 total common shares outstanding)		49	679	—	0.0%
Series A preferred shares (10 total Series A preferred shares outstanding)		10	—	—	0.0%
Junior secured note, stated rate 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due		$14,003	14,003	3,030	0.6%
Senior secured note, stated rate 7.00% plus 7.00% PIK plus 6.00% default interest, in non-accrual status effective 10/09/2007, past due		$800	800	800	0.1%
Senior demand note, 15.00%, 6/30/2009(10)		$1,170	1,170	1,170	0.2%

Total			16,652	5,000	0.9%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/ Production Services
Common shares (2,231 total class A common shares outstanding)		1,781	268	—	0.0%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Senior secured note, 15.00%, 12/31/2009		$9,250	$9,250	$3,004	0.6%
Bridge loan, 15.00% plus 3.00% PIK, 12/31/2009		$9,826	$9,826	$9,602	1.8%

Total			19,344	12,606	2.4%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares (1,000 total common shares issued and outstanding)		800	2,317	19,294	3.6%
Senior secured note, 16.50%, 8/31/2011(3),(11)		$13,080	13,080	13,080	2.5%

Total			15,397	32,374	6.1%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares (750,000 total common shares issued and outstanding)		545,107	5,086	12,267	2.3%
Warrants, common shares, expiring 6/30/2017 (200,000 total common shares outstanding)		200,000	1,682	4,500	0.8%
Total			6,768	16,767	3.1%
Yatesville Coal Holdings, Inc.(12)	Kentucky/ Mining and Coal Production
Common stock (1,000 total common shares outstanding)		1,000	427	—	0.0%
Junior secured note, 15.72%, in non-accrual status effective 1/01/2009, matures 12/31/2010		$38,463	38,463	3,097	0.6%
Senior secured note, 15.72%, in non-accrual status effective 1/01/2009, matures 12/31/2010		$10,000	10,000	10,000	1.9%

Total			48,890	13,097	2.5%

Total Control Investments			187,105	206,332	38.7%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC(13)	West Virginia/ Construction Services
Warrants — Class A common units, expiring 2/13/2016 (86,843 total fully-diluted class A common units outstanding)		6,065	176	—	0.0%
Warrants — Class A common units, expiring 6/17/2018 (86,843 total fully-diluted class A common units outstanding)		6,025	172	—	0.0%
Warrants — Class A common units, expiring 11/30/2018 (86,843 total fully-diluted class A common units outstanding)		25,000	—	—	0.0%
Series A preferred equity (1,075 total series A preferred equity units outstanding)		200	82	—	0.0%
Series B preferred equity (794 total series B preferred equity units outstanding)		241	241	—	0.0%
Series C preferred equity (500 total series C preferred equity units outstanding)		500	500	—	0.0%
Senior Secured Debt Tranche B, 14.00% plus 3.00% PIK plus 3.00% default interest, non-accrual status effective 11/01/2008, past due		$2,050	1,955	356	0.1%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Senior Secured Debt Tranche A, 14.00% plus 3.00% PIK plus 3.00% default interest, non-accrual status effective 11/01/2008, matures 1/31/2011		$1,997	$1,891	$2,052	0.4%

Total			5,017	2,408	0.5%

Biotronic Neuro Network	Michigan/ Healthcare
Preferred shares (85,000 total preferred shares outstanding)(14)		9,925.455	2,300	2,839	0.5%
Senior secured note, 11.50% plus 1.00% PIK, 2/21/2013(3),(15)		$26,227	26,227	27,007	5.1%

Total			28,527	29,846	5.6%

Total Affiliate Investments			33,544	32,254	6.1%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
American Gilsonite Company	Utah/Specialty Minerals
Membership interest units in AGC PEP, LLC(16)		99.9999%	1,031	3,851	0.7%
Senior subordinated note, 12.00% plus 3.00% PIK, 3/14/2013(3)		$14,783	14,783	15,073	2.8%

Total			15,814	18,924	3.5%

Castro Cheese Company, Inc.(3)	Texas/Food Products
Junior secured note, 11.00% plus 2.00% PIK, 2/28/2013		$7,538	7,413	7,637	1.4%

Conquest Cherokee, LLC(17)	Tennessee/Oil and Gas Production
Overriding Royalty Interests		—	—	565	0.1%
Senior secured note, 13.00%, in non-accrual status effective 4/01/2009 plus 4.00% default interest, past due(18)		$10,200	10,191	6,855	1.3%

Total			10,191	7,420	1.4%

Deb Shops, Inc.(19)	Pennsylvania/ Retail
Second lien debt, 8.67%, 10/23/2014		$15,000	$14,623	$6,272	1.2%

Diamondback Operating, LP	Oklahoma/Oil and Gas Production
Net profits interest, 15.00% payable on equity distributions(20)		—	—	458	0.1%

Freedom Marine Services LLC(3),(21)	Louisiana/ Shipping Vessels
Net profits interest, 22.50% payable on equity distributions		—	—	229	0.0%

Subordinated secured note, 12.00% plus 4.00% PIK, 12/31/2011(22)		$7,234	7,160	7,152	1.4%

Total			7,160	7,381	1.4%

H&M Oil & Gas, LLC(3),(21)	Texas/Oil and Gas Production

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Net profits interest, 8.00% payable on equity distributions		—	—	1,682	0.3%
Senior secured note, 13.00%, 6/30/2010(23)		$49,688	$49,688	$49,697	9.3%

Total			49,688	51,379	9.6%

IEC Systems LP (“IEC”) /Advanced Rig Services LLC (“ARS”)(3),(24)	Texas/Oilfield Fabrication
IEC senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$21,411	21,411	21,839	4.1%
ARS senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$12,836	12,836	13,092	2.5%

Total			34,247	34,931	6.6%

Maverick Healthcare, LLC	Arizona/ Healthcare
Common units (79,000,000 total class A common units outstanding)		1,250,000	—	—	0.0%
Preferred units (79,000,000 total preferred units outstanding)		1,250,000	1,252	1,300	0.2%
Second lien debt, 12.00% plus 1.50% PIK, 4/30/2014(3)		$12,691	12,691	12,816	2.4%

Total			13,943	14,116	2.6%

Miller Petroleum, Inc.(25)	Tennessee/Oil and Gas Production
Warrants, common shares, expiring 5/04/2010 to 6/30/2014 (15,811,856 total common shares outstanding)		1,935,523	$150	$241	0.1%

Peerless Manufacturing Co.(3)	Texas/ Manufacturing
Subordinated secured note, 11.50% plus 3.50%PIK, 4/29/2013		$20,000	20,000	20,400	3.8%

Qualitest Pharmaceuticals, Inc.(3),(26)	Alabama/ Pharmaceuticals
Second lien debt, 8.10%, 4/30/2015		$12,000	11,949	11,452	2.2%

Regional Management Corp.(3)	South Carolina/ Financial Services
Second lien debt, 12.00% plus 2.00% PIK, 6/29/2012		$25,424	25,424	23,073	4.3%

Resco Products, Inc.(3),(27)	Pennsylvania/ Manufacturing
Second lien debt, 8.67%, 6/22/2014		$9,750	9,594	9,750	1.8%

Shearer’s Foods, Inc.	Ohio/Food Products
Membership interest units in Mistral Chip Holdings, LLC (45,300 total membership units outstanding)(28)		2,000	2,000	3,419	0.6%
Second lien debt, 14.00%, 10/31/2013(3)		$18,000	18,000	18,360	3.5%

Total			20,000	21,779	4.1%

Stryker Energy, LLC(29)	Ohio/Oil and Gas Production
Overriding Royalty Interests		—	—	2,918	0.6%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Subordinated secured revolving credit facility, 12.00%, 12/01/2011(3),(30)		$29,500	$29,154	$29,554	5.5%

Total			29,154	32,472	6.1%

TriZetto Group(3)	California/ Healthcare
Subordinated unsecured note, 12.00% plus 1.50% PIK, 10/01/2016		$15,205	15,065	16,331	3.1%

Unitek(3),(31)	Pennsylvania/ Technical Services
Second lien debt, 13.08%, 12/31/2013		$11,500	11,360	11,730	2.2%

Wind River Resources Corp. and Wind River II Corp.(21)	Utah/Oil and Gas Production
Net profits interest, 5.00% payable on equity distributions		—	—	192	0.0%
Senior secured note, stated rate 13.00% plus 3.00% default interest, in non-accrual status effective 12/01/2008, matures 7/31/2010(32)		$15,000	15,000	12,644	2.4%

Total			15,000	12,836	2.4%

Total Non-control/Non-affiliate Investments			310,775	308,582	57.9%

Total Portfolio Investments			531,424	547,168	102.7%

Money Market Funds
Fidelity Institutional Money Market Funds -Government Portfolio (Class I)		94,752,972	94,753	94,753	17.8%

Fidelity Institutional Money Market Funds -Government Portfolio (Class I)(3)		3,982,278	3,982	3,982	0.7%

Total Money Market Funds			98,735	98,735	18.5%

Total Investments			$630,159	$645,903	121.2%

Control Investments (25.00% or greater of voting control)
Ajax Rolled Ring & Machine	South Carolina/ Manufacturing
Unrestricted common shares (7 total unrestricted common shares issued and outstanding and 803.18 restricted common shares issued and outstanding)		6	—	—	0.0%
Series A convertible preferred shares (7,222.6 total preferred shares issued and outstanding)		6,142.6	6,293	6,293	1.5%
Subordinated secured note — Tranche B,11.50% plus 6.00% PIK, 4/01/2013(3),(4)		$11,500	11,500	11,500	2.6%
Senior secured note — Tranche A, 10.50%, 4/01/2013(3),(5)		$21,890	21,890	21,890	5.1%

Total			39,683	39,683	9.2%

C&J Cladding LLC(3)	Texas/Metal Services
Warrant, common units, expiring 3/30/2014 (600 total company units outstanding)		400	580	2,222	0.5%
Senior secured note, 14.00%, 3/30/2012(6)		$4,800	4,085	4,607	1.1%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Total			4,665	6,829	1.6%

Gas Solutions Holdings, Inc.(8)	Texas/Gas Gathering and Processing
Common shares (100 total common shares outstanding)		100	5,221	41,542	9.7%
Subordinated secured note, 18.00%, 12/22/2009(3)		$20,000	$20,000	$20,000	4.7%

Total			25,221	61,542	14.4%

Integrated Contract Services, Inc.(9)	North Carolina/ Contracting
Common stock (100 total common shares outstanding)		49	491	—	0.0%
Series A preferred shares (10 total Series A preferred shares outstanding)		10	—	—	0.0%
Junior secured note, 14.00%, 9/30/2010		$14,003	14,003	3,030	0.7%
Senior secured note, 14.00%, 9/30/2010		$800	800	800	0.2%
Senior demand note, 15.00%, 6/30/2009(10)		$1,170	1,170	1,170	0.3%

Total			16,464	5,000	1.2%

Iron Horse Coiled Tubing, Inc.	Alberta, Canada/ Production Services
Common shares (1,093 total common shares outstanding)		643	268	49	0.0%
Warrants for common shares(33)		1,138	—	—	0.0%
Senior secured note, 15.00%, 4/19/2009		$9,250	9,094	9,073	2.1%
Bridge loan, 15.00% plus 3.00% PIK, 12/11/2008			2,103	2,060	0.5%

Total			11,465	11,182	2.6%

NRG Manufacturing, Inc.	Texas/ Manufacturing
Common shares (1,000 total common shares issued and outstanding)		800	2,317	8,656	2.0%
Senior secured note, 16.50%, 8/31/2011(3),(11)		$13,080	13,080	13,080	3.0%

Total			15,397	21,736	5.0%

R-V Industries, Inc.	Pennsylvania/ Manufacturing
Common shares (800,000 total common shares outstanding)		545,107	5,031	8,064	1.9%
Warrants, common shares, expiring 6/30/2017		200,000	1,682	2,959	0.7%
Senior secured note, 15.00%, 6/30/2017(3)		$7,526	5,912	7,526	1.8%

Total			12,625	18,549	4.4%

Worcester Energy Partners, Inc.(7)	Maine/ Biomass Power
Equity ownership		—	457	1	0.0%
Senior secured note, 12.50%, 12/31/2012		$37,388	37,264	15,579	3.6%

Total			37,721	15,580	3.6%

Yatesville Coal Holdings, Inc.(12)	Kentucky/ Mining and Coal Production

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Common stock (1,000 total common shares outstanding)		1,000	$284	$—	0.0%
Junior secured note, 12.50%, 12/31/2010		$30,136	30,136	15,726	3.7%
Senior secured note, 12.50%, 12/31/2010		$10,000	10,000	10,000	2.3%

Total			40,420	25,726	6.0%

Total Control Investments			203,661	205,827	48.0%

Affiliate Investments (5.00% to 24.99% of voting control)
Appalachian Energy Holdings LLC(3),(13)	West Virginia/ Construction Services
Warrants — Class A common units, expiring 2/13/2016 (49,753 total class A common units outstanding)		12,090	348	794	0.2%
Series A preferred equity (16,125 total series A preferred equity units outstanding)		3,000	72	162	0.0%
Series B preferred equity (794 total series B preferred equity units outstanding)		241	241	—	0.0%
Senior Secured Debt Tranche A, 14.00% plus 3.00% PIK, 1/31/2011		$3,003	3,003	3,003	0.7%
Senior Secured Debt Tranche B, 14.00% plus 3.00% PIK, 05/01/2009		$1,945	1,945	2,084	0.5%

Total			5,609	6,043	1.4%

Total Affiliate Investments			5,609	6,043	1.4%

Non-control/Non-affiliate Investments (less than 5.00% of voting control)
American Gilsonite Company	Utah/Specialty Minerals
Membership interest units in AGC/PEP, LLC(16)		99.9999%	1,000	1,000	0.2%
Senior subordinated note, 12.00% plus 3.00%, 3/14/2013(3)		$14,632	14,632	14,632	3.4%

Total			15,632	15,632	3.6%

Conquest Cherokee, LLC(3), (17),(18)	Tennessee/Oil and Gas Production
Senior secured note, 13.00%, 5/05/2009		$10,200	10,125	9,923	2.3%

Deb Shops, Inc.(3),(19)	Pennsylvania/ Retail
Second lien debt, 10.69%, 10/23/2014		$15,000	14,577	13,428	3.1%

Deep Down, Inc.(3)	Texas/ Production Services
Warrant, common shares, expiring 8/06/2012(174,732,501 total common shares outstanding)		4,960,585	—	2,856	0.7%

Diamondback Operating, LP(3),(21)	Oklahoma/ Oil and Gas Production

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Senior secured note, 12.00% plus 2.00% PIK, 8/28/2011		$9,200	$9,200	$9,108	2.1%

Freedom Marine Services LLC(3), (21),(22)	Louisiana/ Shipping Vessels
Subordinated secured note, 12.00% plus 4.00% PIK, 12/31/2011		$6,948	6,850	6,805	1.6%

H&M Oil & Gas, LLC(3), (21),(23)	Texas/Oil and Gas Production
Senior secured note, 13.00%, 6/30/2010		$50,500	50,500	50,500	11.8%

IEC Systems LP (“IEC”)/Advanced Rig Services LLC (“ARS”)(3),(24)	Texas/Oilfield Fabrication
IEC senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$19,028	19,028	19,028	4.4%
ARS senior secured note, 12.00% plus 3.00% PIK, 11/20/2012		$5,825	5,825	5,825	1.4%

Total			24,853	24,853	5.8%

Maverick Healthcare, LLC(3)	Arizona/ Healthcare
Common units (78,100,000 total common units outstanding)		1,250,000	1,252	1,252	0.3%
Preferred units (78,100,000 total preferred units outstanding)		1,250,000	—	—	0.0%
Senior secured note, 12.00% plus 1.50% PIK, 10/13/2014		$12,500	12,500	12,500	2.4%

Total			13,752	13,752	3.2%

Miller Petroleum, Inc.	Tennessee/ Oil and Gas Production
Warrants, common shares, expiring 5/04/2010 to 3/31/2013 (14,566,856 total common shares outstanding)		1,571,191	150	111	0.0%

Peerless Manufacturing Co.(3)	Texas/ Manufacturing
Subordinated secured note, 11.50% plus 3.50% PIK, 4/30/2013		$20,000	20,000	20,000	4.7%

Qualitest Pharmaceuticals, Inc.(3),(26)	Alabama/ Pharmaceuticals
Second lien debt, 12.45%, 4/30/2015		$12,000	11,944	11,523	2.7%

Regional Management Corp.(3)	South Carolina/ Financial Services
Subordinated secured note, 12.00% plus 2.00% PIK, 6/29/2012		$25,000	$25,000	$23,699	5.5%

Resco Products, Inc.(3),(27)	Pennsylvania/ Manufacturing
Second lien debt, 11.06%, 6/24/2014		$9,750	9,574	9,574	2.2%

Shearer’s Foods, Inc.	Ohio/Food Products

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

		Par Value/		June 30, 2009
		Shares/		Fair	% of
Portfolio Investments(1)	Locale/Industry	Ownership%	Cost	Value(2)	Net Assets
	(In thousands, except share data)

Mistral Chip Holdings, LLC membership unit (45,300 total membership units outstanding)(28)		2,000	$2,000	$2,000	0.5%
Second lien debt, 14.00%, 10/31/2013(3)		$18,000	18,000	17,351	4.0%

Total			20,000	19,351	4.5%

Stryker Energy, LLC(3), (29),(30)	Ohio/Oil and Gas Production
Subordinated revolving credit facility, 12.00%, 11/30/2011		$29,500	29,041	28,518	6.6%

Unitek(3),(31)	Pennsylvania/ Technical Services
Second lien debt, 12.75%, 12/27/2012		$11,500	11,337	11,337	2.6%

Wind River Resources Corp. and Wind River II Corp.(3), (21),(32)	Utah/Oil and Gas Production
Senior secured note, 13.00%, 7/31/2009		$15,000	15,000	14,690	3.4%

Total Non-control/Non-affiliate Investments			287,535	285,660	66.4%

Total Portfolio Investments			496,805	497,530	115.8%

Money Market Funds
Fidelity Institutional Money Market Funds -Government Portfolio (Class I)		25,954,531	25,954	25,954	6.0%

First American Funds, Inc. — Prime Obligations Fund (Class A)(3)		7,045,610	7,046	7,046	1.6%

Total Money Market Funds			33,000	33,000	7.6%

Total Investments			$529,805	$530,530	123.4%

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

Endnote Explanations for the Consolidated Schedules of Investments as of June 30, 2009 and June 30, 2008

(1)	The securities in which Prospect Capital Corporation (“we”, “us” or “our”) has invested were acquired in transactions that were exempt from registration under the Securities Act of 1933, as amended, or the “Securities Act.” These securities may be resold only in transactions that are exempt from registration under the Securities Act.

(2)	Fair value is determined by or under the direction of our Board of Directors (see Note 2).

(3)	Security, or portion thereof, is held as collateral for the credit facility with Rabobank Nederland (see Note 11). The market values of these investments at June 30, 2009 and June 30, 2008 were $434,069 and $376,463, respectively; they represent 67.2% and 71.0% of total investments at fair value, respectively.

(4)	Interest rate is the greater of 11.5% or 3-month LIBOR plus 8.5%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(5)	Interest rate is the greater of 10.5% or 3-month LIBOR plus 7.5%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(6)	Interest rate is the greater of 14.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(7)	There are several entities involved in the Biomass investment. We own 100 shares of common stock in Worcester Energy Holdings, Inc. (“WEHI”), representing 100% of the issued and outstanding common stock. WEHI, in turn, owns 51 membership certificates in Biochips LLC (“Biochips”), which represents a 51% ownership stake.

We own 282 shares of common stock in Worcester Energy Co., Inc. (“WECO”), which represents 51% of the issued and outstanding common stock. We own directly 1,665 shares of common stock in Change Clean Energy Inc. (“CCEI”), f/k/a Worcester Energy Partners, Inc., which represents 51% of the issued and outstanding common stock and the remaining 49% is owned by WECO. CCEI owns 100 shares of common stock in Precision Logging and Landclearing, Inc. (“Precision”), which represents 100% of the issued and outstanding common stock.

During the quarter ended March 31, 2009, we created two new entities in anticipation of the foreclosure proceedings against the co-borrowers (WECO, CCEI and Biochips) Change Clean Energy Holdings, Inc. (“CCEHI”) and DownEast Power Company, LLC (“DEPC”). We own 1,000 shares of CCEHI, representing 100% of the issued and outstanding stock, which in turn, owns a 100% of the membership interests in DEPC.

On March 11, 2009, we foreclosed on the assets formerly held by CCEI and Biochips with a successful credit bid of $6,000 to acquire the assets. The assets were subsequently assigned to DEPC.

WECO, CCEI and Biochips are joint borrowers on the term note issued to Prospect Capital. Effective July 1, 2008, this loan was placed on non-accrual status.

Biochips, WECO, CCEI, Precision and WEHI currently have no material operations and no significant assets. As of June 30, 2009, our Board of Directors assessed a fair value of $0 for all of these equity positions and the loan position. We have determined that the impairment of both CCEI and CCEHI as of June 30, 2009 is other than temporary and have recorded a realized loss for the amount that the amortized cost exceeds the fair value at June 30, 2009. Our Board of Directors set the value of the remaining CCEHI investment at $2,530 at June 30, 2009.

(8)	Gas Solutions Holdings, Inc. is a wholly-owned investment of us.

(9)	Entity was formed as a result of the debt restructuring of ESA Environmental Specialist, Inc. In early 2009, we foreclosed on the two loans on non-accrual status and purchased the underlying personal and real property. We own 1,000 shares of common stock in The Healing Staff (“THS”), f/k/a Lisamarie Fallon, Inc. representing

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

100% ownership. We own 1,500 shares of Vets Securing America, Inc. (“VSA”), representing 100% ownership. VSA is a holding company for the real property of Integrated Contract Services, Inc. (“ICS”) purchased during the foreclosure process.

(10)	Loan is with THS an affiliate of ICS.

(11)	Interest rate is the greater of 16.5% or 12-Month LIBOR plus 11.0%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(12)	On June 30, 2008, we consolidated our holdings in four coal companies into Yatesville Coal Holdings, Inc. (“Yatesville”), and consolidated the operations under one management team. In the transaction, the debt that we held of C&A Construction, Inc. (“C&A”), Genesis Coal Corp. (“Genesis”), North Fork Collieries LLC (“North Fork”) and Unity Virginia Holdings LLC (“Unity”) were exchanged for newly issued debt from Yatesville, and our ownership interests in C&A, E&L Construction, Inc. (“E&L”), Whymore Coal Company Inc. (“Whymore”), Genesis and North Fork were exchanged for 100% of the equity of Yatesville. This reorganization allows for a better utilization of the assets in the consolidated group.

At June 30, 2009 and at June 30, 2008, Yatesville owned 100% of the membership interest of North Fork. In addition, Yatesville held a $8,062 and $5,721, respectively, note receivable from North Fork as of those two respective dates.

At June 30, 2009 and at June 30, 2008, Yatesville owned 87% and 75%, respectively, of the common stock of Genesis and held a note receivable of $20,802 and $17,692, respectively, as of those two respective dates.

Yatesville held a note receivable of $4,261 and $3,902, respectively, from Unity at June 30, 2009 and at June 30, 2008.

There are several entities involved in Yatesville’s investment in Whymore at June 30, 2009 and at June 30, 2008. As of those two respective dates, Yatesville owned 10,000 shares of common stock or 100% of the equity and held a $14,973 and $12,822, respectively, senior secured debt receivable from C&A, which owns the equipment. Yatesville owned 10,000 shares of common stock or 100% of the equity of E&L, which leases the equipment from C&A, employs the workers, is listed as the operator with the Commonwealth of Kentucky, mines the coal, receives revenues and pays all operating expenses. Yatesville owns 4,900 shares of common stock or 49% of the equity of Whymore, which applies for and holds permits on behalf of E&L. Yatesville also owned 4,285 Series A convertible preferred shares in each of C&A, E&L and Whymore. Additionally, Yatesville retains an option to purchase the remaining 51% of Whymore. Whymore and E&L are guarantors under the C&A credit agreement with Yatesville.

(13)	There are several entities involved in the Appalachian Energy Holdings LLC (“AEH”) investment. We own warrants, the exercise of which will permit us to purchase 15,215 units of Class A common units of AEH at a nominal cost and in near-immediate fashion. We own 200 units of Series A preferred equity, 241 units of Series B preferred equity, and 62.5 units of Series C preferred equity of AEH. The senior secured notes are with C&S Operating LLC and East Cumberland L.L.C., both operating companies owned by AEH.

(14)	On a fully diluted basis represents, 11.677% of voting common shares.

(15)	Interest rate is the greater of 11.5% or 6-month LIBOR plus 7.0%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(16)	We own 99.9999% of AGC/PEP, LLC. AGC/PEP, LLC owns 2,038 out of a total of 65,232 shares of American Gilsonite Holding Company which owns 100% of American Gilsonite Company.

(17)	In addition to the stated returns, we also hold overriding royalty interests on which we receive payment based upon operations of the borrower and net profits interest of 10.00% on equity distributions which will be realized upon sale of the borrower or a sale of the interests.

(18)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5% not to exceed 14.50%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

CONSOLIDATED SCHEDULES OF INVESTMENTS
June 30, 2009 and June 30, 2008 — (Continued)

(19)	Interest rate is 3-Month LIBOR plus 8.0%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(20)	In January 2009, our loan was repaid in full and we retained a 15.0% net profits interest payable on equity distributions.

(21)	In addition to the stated returns, we also hold net profits interest which will be realized upon sale of the borrower or a sale of the interests.

(22)	Interest rate is the greater of 12.0% or 3-Month LIBOR plus 6.11%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(23)	Interest rate is the greater of 13.0% or 12-Month LIBOR plus 7.5%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(24)	Interest rate is the greater of 12.0% or 12-month LIBOR plus 6.0%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(25)	Total common shares outstanding of 15,811,856 as of March 11, 2009 from Miller Petroleum, Inc.’s Quarterly Report on Form 10-Q filed on March 16, 2009.

(26)	Interest rate is 3-Month LIBOR plus 7.5%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(27)	Interest rate is 3-Month LIBOR plus 8.0%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(28)	Mistral Chip Holdings, LLC owns 45,300 shares out of 50,500 total shares outstanding of Chip Holdings, Inc., the parent company of Shearer’s Foods, Inc.

(29)	In addition to the stated returns, we also hold overriding royalty interests on which we receive payment based upon operations of the borrower.

(30)	Interest rate is the greater of 12.0% or 12-Month LIBOR plus 7.0%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(31)	As of June 30, 2009 and June 30, 2008, interest rate is the greater of 13.08% and 12.75%, respectively, or 3-Month LIBOR plus 7.25%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(32)	Interest rate is the greater of 13.0% or 12-month LIBOR plus 7.5% not to exceed 14.0%; rate reflected is as of the reporting date — June 30, 2009 or June 30, 2008, as applicable.

(33)	The number of these warrants which are exercisable is contingent upon the length of time that passes before the bridge loan is repaid, 224 shares on August 11, 2008, 340 additional shares on October 11, 2008 and 574 additional shares on December 11, 2008.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data)

Note 1.	Organization

References herein to “we”, “us” or “our” refer to Prospect Capital Corporation and its subsidiary unless the context specifically requires otherwise.

We were formerly known as Prospect Energy Corporation, a Maryland corporation. We were organized on April 13, 2004 and were funded in an initial public offering (“IPO”), completed on July 27, 2004. We are a closed-end investment company that has filed an election to be treated as a Business Development Company (“BDC”), under the Investment Company Act of 1940 (the “1940 Act”). As a BDC, we have qualified and have elected to be treated as a regulated investment company (“RIC”), under Subchapter M of the Internal Revenue Code. We invest primarily in senior and subordinated debt and equity of companies in need of capital for acquisitions, divestitures, growth, development, project financings, recapitalizations, and other purposes.

On May 15, 2007, we formed a wholly-owned subsidiary, Prospect Capital Funding, LLC, a Delaware limited liability company, for the purpose of holding certain of our loan investments in the portfolio which are used as collateral for our credit facility.

Note 2.	Significant Accounting Policies

The following are significant accounting policies consistently applied by us:

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X. The financial results of our portfolio investments are not consolidated in the financial statements.

Use of Estimates

The preparation of GAAP financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Changes in the economic environment, financial markets, creditworthiness of our portfolio companies and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

Basis of Consolidation

Under the 1940 Act rules, the regulations pursuant to Article 6 of Regulation S-X and the American Institute of Certified Public Accountants’ Audit and Accounting Guide for Investment Companies, we are precluded from consolidating any entity other than another investment company or an operating company which provides substantially all of its services and benefits to us. Our financial statements include our accounts and the accounts of Prospect Capital Funding, LLC, our only wholly-owned, closely-managed subsidiary that is also an investment company. All intercompany balances and transactions have been eliminated in consolidation.

Investment Classification

We are a non-diversified company within the meaning of the 1940 Act. We classify our investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of 25% or more of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright or via the right to acquire within 60 days or less, beneficial ownership of 5% or more of the outstanding voting securities of another person.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

Investments are recognized when we assume an obligation to acquire a financial instrument and assume the risks for gains or losses related to that instrument. Investments are derecognized when we assume an obligation to sell a financial instrument and forego the risks for gains or losses related to that instrument. Specifically, we record all security transactions on a trade date basis. Investments in other, non-security financial instruments are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled are reported as receivables for investments sold and payables for investments purchased, respectively, in the Consolidated Statements of Assets and Liabilities.

Investment Valuation

Our Board of Directors has established procedures for the valuation of our investment portfolio. These procedures are detailed below.

Investments for which market quotations are readily available are valued at such market quotations.

For most of our investments, market quotations are not available. With respect to investments for which market quotations are not readily available or when such market quotations are deemed not to represent fair value, our Board of Directors has approved a multi-step valuation process each quarter, as described below:

(1) Each portfolio company or investment is reviewed by our investment professionals with the independent valuation firm engaged by our Board of Directors;

(2) the independent valuation firm conducts independent appraisals and makes their own independent assessment;

(3) the audit committee of our Board of Directors reviews and discusses the preliminary valuation of our Investment Adviser and that of the independent valuation firm; and

(4) the Board of Directors discusses valuations and determines the fair value of each investment in our portfolio in good faith based on the input of our Investment Adviser, the respective independent valuation firm and the audit committee.

Investments are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present value amount (discounted) calculated based on an appropriate discount rate. The measurement is based on the net present value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in fair value pricing our investments include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, the principal market and enterprise values, among other factors.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 defines fair value, establishes a framework for measuring fair value in GAAP and expands disclosures about fair value measurements. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those years. We have adopted this statement on a prospective basis beginning in the quarter ended September 30, 2008. Adoption of this statement did not have a material impact on our financial statements for the year ended June 30, 2009.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

FAS 157 classifies the inputs used to measure these fair values into the following hierarchy:

Level 1:  Quoted prices in active markets for identical assets or liabilities, accessible by us at the measurement date.

Level 2:  Quoted prices for similar assets or liabilities in active markets, or quoted prices for identical or similar assets or liabilities in markets that are not active, or other observable inputs other than quoted prices.

Level 3:  Unobservable inputs for the asset or liability.

In all cases, the level in the fair value hierarchy within which the fair value measurement in its entirety falls has been determined based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each investment. The changes to GAAP from the application of FAS 157 relate to the definition of fair value, framework for measuring fair value, and the expanded disclosures about fair value measurements. FAS 157 applies to fair value measurements already required or permitted by other standards. In accordance with FAS 157, the fair value of our investments is defined as the price that we would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market in which that investment is transacted.

In April 2009, FASB issued Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP FAS 157-4”). FSP FAS 157-4 provides further clarification for the application of FAS 157 in markets that are not active and provides additional guidance for determining when the volume of trading level of activity for an asset or liability has significantly decreased and for identifying circumstances that indicate a transaction is not orderly. FSP FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The adoption of FSP FAS 157-4 for the year ended June 30, 2009, did not have any effect on our net asset value, financial position or results of operations as there was no change to the fair value measurement principles set forth in FAS 157.

Valuation of Other Financial Assets and Financial Liabilities

In February 2007, FASB issued Statement of Financial Accounting Standards No. 159, “The Fair Value Option for Financial Assets and Financial Liabilities — including an amendment of FASB Statement No. 115” (“FAS 159”). FAS 159 permits an entity to elect fair value as the initial and subsequent measurement attribute for many of assets and liabilities for which the fair value option has been elected and similar assets and liabilities measured using another measurement attribute. This statement is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those years. We have adopted this statement on July 1, 2008 and have elected not to value some assets and liabilities at fair value as would be permitted by FAS 159.

Revenue Recognition

Realized gains or losses on the sale of investments are calculated using the specific identification method.

Interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis. Origination, closing and/or commitment fees associated with investments in portfolio companies are accreted into interest income over the respective terms of the applicable loans. Upon the prepayment of a loan or debt security, any prepayment penalties and unamortized loan origination, closing and commitment fees are recorded as interest income.

Loans are placed on non-accrual status when principal or interest payments are past due 90 days or more or when there is reasonable doubt that principal or interest will be collected. Unpaid accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

recognized as income or applied to principal depending upon management’s judgment. Non-accrual loans are restored to accrual status when past due principal and interest is paid and in management’s judgment, are likely to remain current.

Dividend income is recorded on the ex-dividend date.

Structuring fees and similar fees are recognized as income as earned, usually when paid. Structuring fees, excess deal deposits, net profits interests and overriding royalty interests are included in other income.

Federal and State Income Taxes

We have elected to be treated as a regulated investment company and intend to continue to comply with the requirements of the Internal Revenue Code of 1986 (the “Code”), applicable to regulated investment companies. We are required to distribute at least 90% of our investment company taxable income and intend to distribute (or retain through a deemed distribution) all of our investment company taxable income and net capital gain to stockholders; therefore, we have made no provision for income taxes. The character of income and gains that we will distribute is determined in accordance with income tax regulations that may differ from GAAP. Book and tax basis differences relating to stockholder dividends and distributions and other permanent book and tax differences are reclassified to paid-in capital.

If we do not distribute (or are not deemed to have distributed) at least 98% of our annual taxable income in the calendar year earned, we will generally be required to pay an excise tax equal to 4% of the amount by which 98% of our annual taxable income exceeds the distributions from such taxable income for the year. To the extent that we determine that our estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, we accrue excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income. During the quarter ended December 31, 2008, we elected to retain a portion of our annual taxable income and paid $533 for the excise tax with the filing of the return in March 2009.

We adopted FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing our tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Adoption of FIN 48 was applied to all open tax years as of July 1, 2007. The adoption of FIN 48 did not have an effect on our net asset value, financial condition or results of operations as there was no liability for unrecognized tax benefits and no change to our beginning net asset value. As of June 30, 2009 and for the twelve months then ended, we did not have a liability for any unrecognized tax benefits. Management’s determinations regarding FIN 48 may be subject to review and adjustment at a later date based upon factors including, but not limited to, an on-going analysis of tax laws, regulations and interpretations thereof.

Dividends and Distributions

Dividends and distributions to common stockholders are recorded on the ex-dividend date. The amount, if any, to be paid as a dividend is approved by our Board of Directors each quarter and is generally based upon our management’s estimate of our earnings for the quarter. Net realized capital gains, if any, are distributed at least annually.

Financing Costs

We record origination expenses related to our credit facility as deferred financing costs. These expenses are deferred and amortized as part of interest expense using a method that appropriates the effective interest method.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

We record registration expenses related to shelf filings as prepaid assets. These expenses consist principally of Securities and Exchange Commission (“SEC”) registration, legal and accounting fees incurred through June 30, 2009 that are related to the shelf filings that will be charged to capital upon the receipt of the capital or charged to expense if not completed.

Guarantees and Indemnification Agreements

We follow FASB Interpretation Number 45, “Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others” (“FIN 45”). FIN 45 elaborates on the disclosure requirements of a guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires a guarantor to recognize, at the inception of a guarantee, for those guarantees that are covered by FIN 45, the fair value of the obligation undertaken in issuing certain guarantees. FIN 45 did not have a material effect on the financial statements. Refer to Note 3, Note 7 and Note 10 for further discussion of guarantees and indemnification agreements.

Per Share Information

Net increase in net assets resulting from operations per common share are calculated using the weighted average number of common shares outstanding for the period presented. Diluted net increase in net assets resulting from operations per share are not presented as there are no potentially dilutive securities outstanding.

Reclassifications

Certain reclassifications have been made in the presentation of prior consolidated financial statements to conform to the presentation as of and for the twelve months ended June 30, 2009.

Recent Accounting Pronouncements

In December 2007, the FASB issued Statement of Financial Accounting Standards No. 141(R) , “Business Combinations” (“FAS 141(R)”). FAS 141(R) establishes accounting principles and disclosure requirements for all transactions in which a company obtains control over another business. The standard is effective for fiscal years beginning after December 15, 2008. Our management does not believe that the adoption of FAS 141(R) will have a material impact on our financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities — an amendment of FASB Statement No. 133” (“FAS 161”). FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why the entity uses derivatives, how derivatives are accounted for, and how derivatives affect an entity’s results of operations, financial position, and cash flows. FAS 161 becomes effective for fiscal years beginning after November 15, 2008; therefore, is applicable for our fiscal year beginning July 1, 2009. Our management does not believe that the adoption of FAS 161 will have a material impact on our financial statements.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 162, “The Hierarchy of Generally Accepted Accounting Principles” (“FAS 162”). FAS 162 identifies the sources of accounting principles and the framework for selecting the principles to be used in the preparation of financial statements of nongovernmental entities that are presented in conformity with GAAP. This statement is effective 60 days following the SEC’s approval of the Public Company Accounting Oversight Board amendments to AU Section 411, The Meaning of Present Fairly in Conformity With Generally Accepted Accounting Principles. Our management does not believe that the adoption of FAS 162 will have a material impact on our financial statements.

In May 2009, the FASB issued Statement of Financial Accounting Standards No. 165, “Subsequent Events” (“FAS 165”). FAS 165 establishes general standards of accounting for and disclosure of events that occur after the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

balance sheet date but before financial statements are issued or are available to be issued. The standard, which includes a new required disclosure of the date through which an entity has evaluated subsequent events, is effective for interim or annual periods ending after June 15, 2009. We evaluated all events or transactions that occurred after June 30, 2009 up through September 11, 2009, the date we issued these financial statements. Management has also evaluated all events or transactions from September 12, 2009 through November 6, 2009, and has updated Note 12 for any additional transactions which have occurred, which are unaudited. During these periods, we did not have any material recognizable subsequent events other than those disclosed in Note 12.

In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162” (“FAS 168”). FAS 168 provides for the FASB Accounting Standards Codification (the “Codification”) to become the single official source of authoritative, nongovernmental GAAP. The Codification did not change GAAP but reorganizes the literature. FAS 168 is effective for interim and annual periods ending after September 15, 2009. Our management does not believe that the adoption of FAS 168 will have a material impact on our financial statements.

Note 3.	Portfolio Investments

At June 30, 2009, we had invested in 30 long-term portfolio investments, which had an amortized cost of $531,424 and a fair value of $547,168 and at June 30, 2008, we had invested in 29 long-term portfolio investments (including a net profits interest in Charlevoix Energy Trading LLC), which had an amortized cost of $496,805 and a fair value of $497,530.

As of June 30, 2009, we own controlling interests in Ajax Rolled Ring & Machine (“Ajax”), C&J Cladding, LLC (“C&J”), Change Clean Energy Holdings, Inc. (“CCEHI”), Gas Solutions Holdings, Inc. (“GSHI”), Integrated Contract Services, Inc. (“ICS”), Iron Horse Coiled Tubing, Inc. (“Iron Horse”), NRG Manufacturing, Inc. (“NRG”), R-V Industries, Inc. (“R-V”), and Yatesville Coal Holdings, Inc. (“Yatesville”). We also own an affiliated interest in Appalachian Energy Holdings, LLC (“AEH”) and Biotronic NeuroNetwork (“Biotronic”).

The fair values of our portfolio investments as of June 30, 2009 disaggregated into the three levels of the FAS 157 valuation hierarchy are as follows:

	Quoted Prices
	in	Significant
	Active Markets	Other	Significant
	for Identical	Observable	Unobservable
	Securities	Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total

Investments at fair value
Control investments	$—	$—	$206,332	$206,332
Affiliate investments	—	—	32,254	32,254
Non-control/Non-affiliate investments	—	—	308,582	308,582

	—	—	547,168	547,168
Investments in money market funds	—	98,735	—	98,735

Total assets reported at fair value	$—	$98,735	$547,168	$645,903

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

The aggregate values of Level 3 portfolio investments changed during the twelve months ended June 30, 2009 as follows:

Change in Portfolio Valuations using Significant Unobservable Inputs (Level 3)

Fair value at June 30, 2008	$497,530
Total gains (losses) reported in the Consolidated Statement of Operations:
Included in net investment income
Interest income — accretion of original issue discount on investments	2,399
Included in realized (loss) gain on investments	(39,078)
Included in net change in unrealized appreciation (depreciation) on investments	15,019
Payments for purchases of investments, payment-in-kind interest, and net profits interests	98,305
Proceeds from sale of investments and collection of investment principal	(27,007)

Fair value at June 30, 2009	$547,168

The amount of net unrealized gain included in the results of operations attributable to Level 3 assets still held at June 30, 2009 and reported within the caption Net change in unrealized appreciation/depreciation in the Consolidated Statement of Operations:	$19,397

At June 30, 2009, we determined that one of our investments, Change Clean Energy Inc. (“CCEI”), was other than temporarily impaired and recorded a realized loss representing the amount by which the amortized cost exceeded the fair value. At June 30, 2009, five loan investments were on non-accrual status: AEH, Conquest Cherokee, LLC (“Conquest”), ICS, Wind River Resources Corp. and Wind River II Corp. (“Wind River”), and Yatesville. At June 30, 2008, the loans extended to ICS were on non-accrual status. The loan principal of these loans amounted to $92,513 and $14,803 as of June 30, 2009, and June 30, 2008, respectively. The fair values of these investments represent approximately 7.3% and 0.9% of our net assets as of June 30, 2009 and June 30, 2008, respectively. For the years ended June 30, 2009, June 30, 2008 and June 30, 2007, the income foregone as a result of not accruing interest on non-accrual debt investments amounted to $18,746, $3,449 and $1,270, respectively.

GSHI has indemnified us against any legal action arising from its investment in Gas Solutions, LP. We have incurred approximately $2,093 from the inception of the investment in GSHI through June 30, 2009 for fees associated with a legal action, and GSHI has reimbursed us for the entire amount. The $2,093 reimbursement is reflected as dividend income: control investments in the Consolidated Statements of Operations with $179, $118 and $178 reflected for the year ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively, and the remainder reflected in prior periods. Additionally, certain other expenses incurred by us which are attributable to GSHI have been reimbursed by GSHI and are reflected as dividend income: control investments in the Consolidated Statements of Operations. For the years ended June 30, 2009, June 30, 2008 and June 30, 2007, such reimbursements totaled as $4,422, $4,589 and $2,578, respectively.

The original cost basis of debt placements and equity securities acquired, including follow-on investments for existing portfolio companies, totaled $98,305, $311,947 and $167,255 during the year ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively. Debt repayments and sales of equity securities with a cost basis of approximately $66,084, $143,434 and $36,458 were received during the year ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

Note 4.	Other Investment Income

Other investment income consists of structuring fees, overriding royalty interests, prepayment penalty on net profits interests, settlement of net profits interests, deal deposits, administrative agent fee, and other miscellaneous and sundry cash receipts. Income from such sources was $14,762, $8,336 and $4,444 for the years ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively.

	For the Year Ended June 30,
Income Source	2009	2008	2007

Structuring fees	$1,274	$4,751	$2,574
Overriding royalty interests	550	1,819	196
Prepayment penalty on net profits interests	—	1,659	986
Settlement of net profits interests	12,651	—	—
Deal deposit	62	49	688
Administrative agent fee	55	48	—
Miscellaneous	170	10	—

Other Investment Income	$14,762	$8,336	$4,444

Note 5.	Equity Offerings and Related Expenses

During the year ended June 30, 2009, we issued 12,942,500 shares of our common stock through public offerings, a registered direct offering, and through the exercise of over-allotment options on the part of the underwriters. Offering expenses were charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us. The proceeds raised, the related underwriting fees, the offering expenses, and the prices at which common stocks were issued since inception are detailed in the following table:

	Number of	Gross
	Shares	Proceeds	Underwriting	Offering	Offering
Issuances of Common Stock	Issued	Raised	Fees	Expenses	Price

May 26, 2009 over-allotment	1,012,500	$8,353	$418	$—	$8.250
May 26, 2009	6,750,000	55,687	2,784	300	8.250
April 27, 2009 over-allotment	480,000	3,720	177	—	7.750
April 27, 2009	3,200,000	24,800	1,177	210	7.750
March 19, 2009	1,500,000	12,300	—	513	8.200
June 2, 2008	3,250,000	48,425	2,406	254	14.900
March 31, 2008	1,150,000	17,768	759	350	15.450
March 28, 2008	1,300,000	19,786	—	350	15.220
November 13, 2007 over-allotment	200,000	3,268	163	—	16.340
October 17, 2007	3,500,000	57,190	2,860	551	16.340
January 11, 2007 over-allotment	810,000	14,026	688	—	17.315	(1)
December 13, 2006	6,000,000	106,200	5,100	279	17.700
August 28, 2006 over-allotment	745,650	11,408	566	—	15.300
August 10, 2006	4,971,000	76,056	3,778	595	15.300
August 27, 2004 over-allotment	55,000	825	58	2	15.000
July 27, 2004	7,000,000	105,000	7,350	1,385	15.000

(1)	We declared a dividend of $0.385 per share between offering and over — allotment dates.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

Our shareholders’ equity accounts at June 30, 2009 and June 30, 2008 reflect cumulative shares issued as of those respective dates. Our common stock has been issued through public offerings, a registered direct offering, the exercise of over-allotment options on the part of the underwriters and our dividend reinvestment plan. When our common stock is issued, the related offering expenses have been charged against paid-in capital in excess of par. All underwriting fees and offering expenses were borne by us.

On October 9, 2008, our Board of Directors approved a share repurchase plan under which we may repurchase up to $20,000 of our common stock at prices below our net asset value as reported in our financial statements published for the year ended June 30, 2008. We have not made any purchases of our common stock during the period from October 9, 2008 to June 30, 2009 pursuant to this plan.

Note 6.	Net Increase in Net Assets per Common Share

The following information sets forth the computation of net increase in net assets resulting from operations per common share for the years ended June 30, 2009, 2008 and 2007, respectively.

	For the Year Ended June 30,
	2009	2008	2007

Net increase in net assets resulting from operations	$35,104	$27,591	$16,728
Weighted average common shares outstanding	31,559,905	23,626,642	15,724,095

Net increase in net assets resulting from operations per common share	$1.11	$1.17	$1.06

Note 7.	Related Party Agreements and Transactions

Investment Advisory Agreement

We have entered into an investment advisory and management agreement with Prospect Capital Management (the “Investment Advisory Agreement”) under which the Investment Adviser, subject to the overall supervision of our Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, us. Under the terms of the Investment Advisory Agreement, our Investment Adviser: (i) determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes, (ii) identifies, evaluates and negotiates the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and (iii) closes and monitors investments we make.

Prospect Capital Management’s services under the Investment Advisory Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired. For providing these services the Investment Adviser receives a fee from us, consisting of two components: a base management fee and an incentive fee. The base management fee is calculated at an annual rate of 2.00% on our gross assets (including amounts borrowed). For services currently rendered under the Investment Advisory Agreement, the base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters and appropriately adjusted for any share issuances or repurchases during the current calendar quarter.

The Investment Adviser had previously voluntarily agreed to waive 0.5% of the base management fee if in the future the average amount of our gross assets for each of the two most recently completed calendar quarters at that time, appropriately adjusted for any share issuances, repurchases or other transactions during such quarters, exceeds $750,000, for that portion of the average amount of our gross assets that exceeds $750,000. The voluntary agreement by the Investment Adviser for such waiver for each fiscal quarter after December 31, 2007 has been terminated by the Investment Adviser.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

The total base management fees earned by and paid to Prospect Capital Management for the years ended June 30, 2009, June 30, 2008 and June 30, 2007 were $11,915, $8,921 and $5,445, respectively.

The incentive fee has two parts. The first part, the income incentive fee, is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees and other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement described below, and any interest expense and dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, is compared to a “hurdle rate” of 1.75% per quarter (7.00% annualized).

Previously, our Investment Adviser had voluntarily agreed that for each fiscal quarter from January 1, 2005 to March 31, 2007, the quarterly hurdle rate was to be equal to the greater of (a) 1.75% and (b) a percentage equal to the sum of 25.0% of the daily average of the “quoted treasury rate” for each month in the immediately preceding two quarters plus 0.50%. “Quoted treasury rate” means the yield to maturity (calculated on a semi-annual bond equivalent basis) at the time of computation for Five Year U.S. Treasury notes with a constant maturity (as compiled and published in the most recent Federal Reserve Statistical Release H). These calculations were to be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter. The voluntary agreement by the Investment Adviser that the hurdle rate be fluctuating for each fiscal quarter after January 1, 2005 (as discussed above) was terminated by the Investment Adviser as of the June 30, 2007 quarter. The investment adviser had also voluntarily agreed that, in the event it is paid an incentive fee at a time when our common stock is trading at a price below $15 per share for the immediately preceding 30 days (as adjusted for stock splits, recapitalizations and other transactions), it will cause the amount of such incentive fee payment to be held in an escrow account by an independent third party, subject to applicable regulations. The Investment Adviser had further agreed that this amount may not be drawn upon by the Investment Adviser or any affiliate or any other third party until such time as the price of our common stock achieves an average 30 day closing price of at least $15 per share. The Investment Adviser also had voluntarily agreed to cause 30% of any incentive fee that it is paid and that is not otherwise held in escrow to be invested in shares of our common stock through an independent trustee. Any sales of such stock were to comply with any applicable six month holding period under Section 16(b) of the Securities Act and all other restrictions contained in any law or regulation, to the fullest extent applicable to any such sale. These two voluntary agreements by the Investment Adviser have been terminated by the Investment Adviser for all incentive fees after December 31, 2007.

The net investment income used to calculate this part of the incentive fee is also included in the amount of the gross assets used to calculate the 2.00% base management fee. We pay the Investment Adviser an income incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate;

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

•	100.00% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate); and

•	20.00% of the amount of our pre-incentive fee net investment income, if any, that exceeds 125.00% of the quarterly hurdle rate in any calendar quarter (8.75% annualized assuming a 7.00% annualized hurdle rate).

These calculations are appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee, the capital gains incentive fee, is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory Agreement, as of the termination date), and equals 20.00% of our realized capital gains for the calendar year, if any, computed net of all realized capital losses and unrealized capital depreciation at the end of such year. In determining the capital gains incentive fee payable to the Investment Adviser, we calculate the aggregate realized capital gains, aggregate realized capital losses and aggregate unrealized capital depreciation, as applicable, with respect to each investment that has been in its portfolio. For the purpose of this calculation, an “investment” is defined as the total of all rights and claims which maybe asserted against a portfolio company arising from our participation in the debt, equity, and other financial instruments issued by that company. Aggregate realized capital gains, if any, equals the sum of the differences between the aggregate net sales price of each investment and the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate realized capital losses equal the sum of the amounts by which the aggregate net sales price of each investment is less than the aggregate cost basis of such investment when sold or otherwise disposed. Aggregate unrealized capital depreciation equals the sum of the differences, if negative, between the aggregate valuation of each investment and the aggregate cost basis of such investment as of the applicable calendar year-end . At the end of the applicable calendar year, the amount of capital gains that serves as the basis for our calculation of the capital gains incentive fee involves netting aggregate realized capital gains against aggregate realized capital losses on a since-inception basis and then reducing this amount by the aggregate unrealized capital depreciation. If this number is positive, then the capital gains incentive fee payable is equal to 20.00% of such amount, less the aggregate amount of any capital gains incentive fees paid since inception.

Income incentive fees totaling $14,790, $11,278 and $5,781 were earned for the years ended June 30, 2009, June 30, 2008 and June 30, 2007, respectively. No capital gains incentive fees were earned for years ended June 30, 2009, June 30, 2008 and June 30, 2007.

Administration Agreement

We have also entered into an Administration Agreement with Prospect Administration, LLC (“Prospect Administration”) under which Prospect Administration, among other things, provides (or arranges for the provision of) administrative services and facilities for us. For providing these services, we reimburse Prospect Administration for our allocable portion of overhead incurred by Prospect Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs. For the years ended June 30, 2009, 2008 and 2007, the reimbursement was approximately $2,856, $2,139 and $532, respectively. Under this agreement, Prospect Administration furnishes us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Prospect Administration also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, Prospect Administration assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

payment of our expenses and the performance of administrative and professional services rendered to us by others. Under the Administration Agreement, Prospect Administration also provides on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. Prospect Administration is a wholly owned subsidiary of our Investment Adviser.

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, Prospect Administration and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of Prospect Administration’s services under the Administration Agreement or otherwise as administrator for us.

Prospect Administration previously engaged Vastardis Fund Services LLC (“Vastardis”) to serve as our sub-administrator to perform certain services required of Prospect Administration. On April 30, 2009 we gave a 60-day notice to Vastardis of termination of our agreement to provide sub-administration services effective June 30, 2009. We entered into a new consulting services agreement for the period from July 1, 2009 until the filing of our Form 10-K for the year ended June 30, 2009. We paid Vastardis a total of $30 for services rendered in conjunction with preparation of Form 10-K under the new agreement. All administration services were assumed by Prospect Administration effective September 14, 2009.

Managerial Assistance

As a business development company, we offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We billed $846, $1,027, and $505 of managerial assistance fees for the years ended June 30, 2009, June 30, 2008, and June 30, 2007, respectively, of which $60 and $380 remains on the consolidated statement of assets and liabilities as of June 30, 2009, and June 30, 2008, respectively. These fees are paid to the Administrator so we simultaneously accrue a payable to the Administrator for the same amounts, which remain on the consolidated statements of assets and liabilities.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

Note 8.	Financial Highlights

	Year Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005

Per Share Data(1):
Net asset value at beginning of period	$14.55	$15.04	$15.31	$14.59	$(0.01)
Costs related to the initial public offering	—	—	—	0.01	(0.21)
Costs related to the secondary public offering	—	(0.07)	(0.06)	—	—
Net investment income	1.87	1.91	1.47	1.21	0.34
Realized (loss) gain	(1.24)	(0.69)	0.12	0.04	—
Net unrealized appreciation (depreciation)	0.48	(0.05)	(0.52)	0.58	0.90
Net (decrease) increase in net assets as a result of public offering	(2.11)	—	0.26	—	13.95
Dividends declared and paid	(1.15)	(1.59)	(1.54)	(1.12)	(0.38)

Net asset value at end of period	$12.40	$14.55	$15.04	$15.31	$14.59

Per share market value at end of period	$9.20	$13.18	$17.47	$16.99	$12.60
Total return based on market value(2)	(22.04)%	(15.90)%	12.65%	44.90%	(13.46)%
Total return based on net asset value(2)	(4.81)%	7.84%	7.62%	12.76%	7.40%
Shares outstanding at end of period	42,943,084	29,520,379	19,949,065	7,069,873	7,055,100
Average weighted shares outstanding for period	31,559,905	23,626,642	15,724,095	7,056,846	7,055,100
Ratio/Supplemental Data:
Net assets at end of period (in thousands)	$532,596	$429,623	$300,048	$108,270	$102,967
Annualized ratio of operating expenses to average net assets	9.03%	9.62%	7.36%	8.19%	5.52%
Annualized ratio of net investment income to average net assets	13.14%	12.66%	9.71%	7.90%	8.50%

(1)	Financial highlights are based on weighted average shares.

(2)	Total return based on market value is based on the change in market price per share between the opening and ending market prices per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan. Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in each period and assumes that dividends are reinvested in accordance with our dividend reinvestment plan.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

Note 9.	Litigation

From time to time, we may become involved in various investigations, claims and legal proceedings that arise in the ordinary course of our business. These matters may relate to intellectual property, employment, tax, regulation, contract or other matters. The resolution of these matters as they arise will be subject to various uncertainties and, even if such claims are without merit, could result in the expenditure of significant financial and managerial resources.

On December 6, 2004, Dallas Gas Partners, L.P. (“DGP”) served us with a complaint filed November 30, 2004 in the U.S. District for the Southern District of Texas, Galveston Division. DGP alleges that DGP was defrauded and that we breached our fiduciary duty to DGP and tortiously interfered with DGP’s contract to purchase Gas Solutions, Ltd. (a subsidiary of our portfolio company, GSHI) in connection with our alleged agreement in September 2004 to loan DGP funds with which DGP intended to buy Gas Solutions, Ltd. for approximately $26,000. The complaint sought relief not limited to $100,000. On November 30, 2005, U.S. Magistrate Judge John R. Froeschner of the U.S. District Court for the Southern District of Texas, Galveston Division, issued a recommendation that the court grant our Motion for Summary Judgment dismissing all claims by DGP. On February 21, 2006, U.S. District Judge Samuel Kent of the U.S. District Court for the Southern District of Texas, Galveston Division issued an order granting our Motion for Summary Judgment dismissing all claims by DGP, against us. On May 16, 2007, the Court also granted us summary judgment on DGP’s liability to us on our counterclaim for DGP’s breach of a release and covenant not to sue. On January 4, 2008, the Court, Judge Melinda Harmon presiding, granted our motion to dismiss all DGP’s claims asserted against certain of our officers and affiliates. On August 20, 2008, Judge Harmon entered a Final Judgment dismissing all of DGP’s claims. DGP appealed to the U.S. Court of Appeals for the Fifth Circuit, which affirmed the Final Judgment on June 24, 2009. DGP has moved for rehearing. Our damage claims against DGP remain pending.

In May 2006, based in part on unfavorable due diligence and the absence of investment committee approval, we declined to extend a loan for $10,000 to a potential borrower (“plaintiff”). Plaintiff was subsequently sued by its own attorney in a local Texas court for plaintiff’s failure to pay fees owed to its attorney. In December 2006, plaintiff filed a cross-action against us and certain affiliates (the “defendants”) in the same local Texas court, alleging, among other things, tortuous interference with contract and fraud. We petitioned the United States District Court for the Southern District of New York (the “District Court”) to compel arbitration and to enjoin the Texas action. In February 2007, our motions were granted. Plaintiff appealed that decision. On July 24, 2008, the Second Circuit Court of Appeals affirmed the judgment of the District Court. The arbitration commenced in July 2007 and concluded in late November 2007. Post-hearing briefings were completed in February 2008. On April 14, 2008, the arbitrator rendered an award in our favor, rejecting all of plaintiff’s claims. On April 18, 2008, we filed a petition before the District Court to confirm the award. On October 8, 2008, the District Court granted the Company’s petition to confirm the award, confirmed the awards and subsequently entered judgment thereon in favor of the Company in the amount of $2,288. After filing a defective notice of appeal to the United States Court of Appeals for the Second Circuit on November 5, 2008, plaintiff’s counsel resubmitted a new notice of appeal on January 9, 2009. The plaintiff subsequently requested that the Company agree to stipulate to the withdrawal of plaintiff’s appeal to the Second Circuit. Such a stipulation was filed with the Second Circuit on or about April 14, 2009. Based on this stipulation, the Second Circuit issued a mandate terminating the appeal, which was transmitted to the District Court on April 23, 2009. Post-judgment discovery against plaintiff is continuing and we have filed a motion for sanctions against plaintiff’s counsel which is scheduled for argument on October 5, 2009.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

Note 10.	Revolving Credit Agreements

On June 6, 2007, we closed on a $200,000 three-year revolving credit facility (as amended on December 31, 2007) with Rabobank Nederland (“Rabobank”) as administrative agent and sole lead arranger (the “Rabobank Facility”). Until November 14, 2008, interest on the Rabobank Facility was charged at LIBOR plus 175 basis points; thereafter, under the terms of a commitment letter with Rabobank to arrange and structure a new rated credit facility, we agreed to an immediate increase in the current borrowing rate on the Rabobank Facility to LIBOR plus 250 basis points. Additionally, Rabobank charged a fee on the unused portion of the facility. This fee is assessed at the rate of 37.5 basis points per annum of the amount of that unused portion.

On June 25, 2009, we completed a first closing on an expanded $250,000 revolving credit facility (the “Syndicated Facility”). The new Syndicated Facility, which had $175,000 total commitments as of June 30, 2009, includes an accordion feature which allows the Syndicated Facility to accept up to an aggregate total of $250,000 of commitments for which we continue to solicit additional commitments from other lenders for the additional $75,000. The revolving period extends through June 24, 2010, with an additional one year amortization period thereafter whereby all principal, interest and fee payments received in conjunction with collateral pledged to the Syndicated Facility, less a monthly servicing fee payable to us, are required to be used to repay outstanding borrowings under the Syndicated Facility. Any remaining outstanding borrowings would be due and payable on the commitment termination date, which is currently June 24, 2011.

The Syndicated Facility contains restrictions pertaining to the geographic and industry concentrations of funded loans, maximum size of funded loans, interest rate payment frequency of funded loans, maturity dates of funded loans and minimum equity requirements. The Syndicated Facility also contains certain requirements relating to portfolio performance, including required minimum portfolio yield and limitations on delinquencies and charge-offs, violation of which could result in the early termination of the Syndicated Facility. The Syndicated Facility also requires the maintenance of a minimum liquidity requirement. At June 30, 2009, we were in compliance with the applicable covenants.

Interest on borrowings under the credit facility is one-month LIBOR plus 400 basis points, subject to a minimum Libor floor of 200 basis points. Additionally, the banks charge a fee on the unused portion of the credit facility equal to 100 basis points. As of June 30, 2009, we had $124,800 outstanding under our credit facility. As of June 30, 2009, $946 was available to us for borrowing under our credit facility. As we make additional investments which are eligible to be pledged under the credit facility, we will generate additional availability to the extent such investments are eligible to be placed into the borrowing base. At June 30, 2009, the investments used as collateral for the Syndicated Facility had an aggregate market value of $434,069, which represents 81.5% of net assets.

In connection with the origination and amendment of the Syndicated Facility, we incurred approximately $6.3 million of fees which are being amortized over the term of the facility.

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

Note 11.	Selected Quarterly Financial Data (Unaudited)

							Net Increase
					Net Realized and		(Decrease)
			Net Investment		Unrealized Gains		in Net Assets from
	Investment Income		Income		(Losses)		Operations
		Per		Per		Per		Per
Quarter Ended	Total	Share(1)	Total	Share(1)	Total	Share(1)	Total	Share(1)

September 30, 2006	$6,432	$0.65	$3,274	$0.33	$690	$0.07	$3,964	$0.40
December 31, 2006	8,171	0.60	4,493	0.33	(1,553)	(0.11)	2,940	0.22
March 31, 2007	12,069	0.61	7,015	0.36	(2,039)	(0.10)	4,976	0.26
June 30, 2007	14,009	0.70	8,349	0.42	(3,501)	(0.18)	4,848	0.24
September 30, 2007	15,391	0.77	7,865	0.39	685	0.04	8,550	0.43
December 31, 2007	18,563	0.80	10,660	0.46	(14,346)	(0.62)	(3,686)	(0.16)
March 31, 2008	22,000	0.92	12,919	0.54	(14,178)	(0.59)	(1,259)	(0.05)
June 30, 2008	23,448	0.85	13,669	0.50	10,317	0.38	23,986	0.88
September 30, 2008(2)	35,799	1.21	23,502	0.80	(9,504)	(0.33)	13,998	0.47
December 31, 2008	22,213	0.75	11,960	0.40	(5,436)	(0.18)	6,524	0.22
March 31, 2009	20,669	0.69	11,720	0.39	3,611	0.12	15,331	0.51
June 30, 2009	21,800	0.59	11,981	0.32	(12,730)	(0.34)	(749)	(0.02)

(1)	Per share amounts are calculated using weighted average shares during period.

(2)	Additional income for this quarter was driven by other investment income from the settlement of net profits interests on IEC Systems LP and Advanced Rig Services LLC. See Note 4.

Note 12.	Subsequent Events

On July 6, 2009, and July 8, 2009, we paid down $50,500 and $74,300 of our revolving credit facility, respectively, reducing our outstanding borrowing to zero.

On July 7, 2009, we closed a public offering of 5,175,000 shares of our common stock (including the exercise of over-allotment options of our underwriters). The net proceeds to us were approximately $44,046 after deducting estimated offering expenses.

On July 20, 2009, we purchased 297,274 shares of our common stock in connection with the dividend reinvestment plan.

On August 3, 2009, we announced that we had entered into a definitive agreement to acquire Patriot Capital Funding, Inc. (NASDAQ: PCAP) (“Patriot”) for approximately $197,000 comprised of our common stock and cash to repay all Patriot debt, anticipated to be $110,500. when the acquisition closes. Our common shares will be exchanged at a ratio of approximately 0.3992 for each Patriot share, or 8,616,467 shares of our common stock for 21,584,251 Patriot shares, with such exchange ratio decreased for any tax distributions Patriot may declare before closing. In return, we will acquire assets with an amortized cost of approximately $311,000 for approximately $196,000, based on an estimate of our common stock price of $10 per share and the anticipated debt outstanding at the closing, the value of either may change prior to the closing. We, in conjunction with an independent valuation agent, have determined that the fair value of the assets is approximate to the anticipated purchase price and do not anticipate recording any material gain on the consummation of the transaction.

On August 20, 2009, we issued 3,449,686 shares at $8.50 per share in a private stock offering. The net proceeds to us were approximately $29,205 after deducting legal and advisory fees. Concurrent with the sale of these shares,

PROSPECT CAPITAL CORPORATION AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
June 30, 2009
(In thousands, except share and per share data) — (Continued)

we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the Shares. Under the terms and conditions of the registration rights agreement, we will use our reasonable best efforts to file with the SEC within sixty (60) days a post-effective amendment to the registration statement on Form N-2 and will also use our reasonable best efforts to cause such post-effective amendment to be declared effective by the SEC within one hundred twenty (120) days. Under the registration rights agreement, the Corporation may be obligated to make liquidated damages payments to holders upon certain events.

On August 31, 2009, C&J repaid the $3,150 loan receivable to us and we received an additional 5% prepayment penalty totaling $158. We continue to hold warrants for common units in this investment.

On September 4, 2009, Peerless Manufacturing Co. repaid the $20,000 loan receivable to us.

On September 24, 2009, we issued 2,807,111 shares at $9.00 per share in a private stock offering. The net proceeds to us were approximately $24,423 after deducting estimated legal and advisory fees. Concurrent with the sale of these shares, we entered into a registration rights agreement in which we granted the purchasers certain registration rights with respect to the Shares. Under the terms and conditions of the registration rights agreement, we will use our reasonable best efforts to file with the SEC within sixty (60) days a post-effective amendment to the registration statement on Form N-2 and will also use our reasonable best efforts to cause such post-effective amendment to be declared effective by the SEC within one hundred twenty (120) days. Under the registration rights agreement, the Corporation may be obligated to make liquidated damages payments to holders upon certain events.

On September 28, 2009, we announced the declaration of a cash distribution of $0.4075 per share to holders of record on October 8, 2009 to be paid on October 19, 2009.

On September 29, 2009, we announced a $20,000 increase in total commitments on our revolving credit facility, increasing the facility size from $175,000 to $195,000.

On October 19, 2009, we issued 233,523 shares of our common stock in connection with the dividend reinvestment plan.

2,092,022 Shares

Prospect Capital Corporation

Common Stock

PROSPECTUS SUPPLEMENT

March 8, 2010